                    THE LATIN AMERICA INVESTMENT FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                                               September 1, 2000

Dear Shareholder:

    We are pleased to invite you to a special meeting of shareholders of The Latin America Investment Fund, Inc., a Maryland corporation. The Latin America Investment Fund, Inc. is sometimes referred to as "LAM" or the "Fund."

    The special meeting is scheduled to be held at 11:00 a.m., Eastern time, on Tuesday, October 10, 2000, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed. At the special meeting, you will be asked to vote on five matters.

    First, you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby The Latin America Equity Fund, Inc., sometimes referred to as "LAQ," will merge with and into LAM in accordance with the Maryland General Corporation Law. As a result of the merger and related proposals:

    - each share of common stock of LAQ will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of LAM, based on the net asset value per share of each fund, and

    - LAM, which technically will be the surviving corporation in the merger, will change its name to "The Latin America Equity Fund, Inc." and, as described in greater detail below, will adopt LAQ's investment objective and policies.

    LAM will not issue any fractional shares to LAQ shareholders. LAM will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of LAQ. The currently issued and outstanding shares of LAM will remain issued and outstanding.

    Second, you will be asked to approve changes to LAM's investment objective and fundamental investment policy to conform to those of LAQ. Both LAQ and LAM are closed-end, non-diversified management investment companies listed on the New York Stock Exchange that seek long-term capital appreciation by investing primarily in Latin American securities. However, currently, LAM, under normal conditions, invests at least 65% of its assets in Latin American debt and equity securities, whereas LAQ invests substantially all, and at least 80%, of its total assets in Latin American equity securities. This proposal is conditional upon consummation of the merger, and the merger is likewise conditional upon approval of this proposal.

    The Board of Directors of LAM believes that combining the two funds will benefit Fund shareholders by providing the potential for:

    - economies of scale,

    - greater investment flexibility,

    - a lower operating expense ratio,

    - improved diversification of portfolio equity holdings enabling the Fund to mitigate risks, and

    - enhanced market liquidity of the Fund's shares.

    Combining the two funds also permits implementation of the self-tender program that was recently announced which, subject to consummation of the merger, contemplates future self-tenders of at least 15% of the combined fund's outstanding shares on an annual basis commencing in 2001. The Board of Directors believes that, absent this combination, the asset level of the Fund would not be sufficient to implement these self-tenders and, at the same time, remain a viable investment vehicle. The Board also believes that the proposed merger and these self-tenders achieve a balance between providing shareholders with a degree of liquidity while preserving the benefits of the closed-end structure. The proposed merger and investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

    Third, you will be asked to approve a new investment advisory agreement with Credit Suisse Asset Management, LLC, or CSAM. The new investment advisory agreement will be substantially the same as the current investment advisory agreement except for the following changes:

    - the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets,

    - the fee percentage will be equal to an annual rate of 1% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million, rather than 1.13%, which is the combined rate currently paid by LAM (after fee waivers) to Salomon Brothers Asset Management Inc., or SBAM, to manage the debt portion of LAM's portfolio and to CSAM to manage the equity portion of LAM's portfolio, and

    - as debt will no longer be part of the Fund's investment objective or fundamental investment policy, SBAM will not continue as an investment adviser to the Fund following the merger, and accordingly all references to SBAM will be deleted.

    By basing the fee on the lower of the average weekly stock price (market value) or average weekly net assets, the Fund is expected to:

    - reduce investment advisory fees, thereby lowering its overall expense ratio, and

    - more closely align the interests of CSAM with shareholder interests which are aimed at enhancing the Fund's market value.

    CSAM, through a voluntary fee waiver, has agreed to base its current investment advisory fee upon the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets effective, July 1, 2000.

    Fourth, you will be asked to vote to approve a new investment sub-advisory agreement with the Fund's Chilean sub-adviser, Celfin Servicios Financieros S.A., or Celfin. The new investment sub-advisory agreement will be substantially the same as the current investment sub-advisory agreement except for the following changes:

    - the fee rate will be equal to that currently paid by LAQ to Celfin, 0.25 of 1% of the assets invested in Chilean securities, rather than the current fee of 0.05 of 1% of the Fund's total net assets,

    - the investment sub-advisory fee will be reduced by a percentage equal to the discount at which the Fund's shares are trading, and

    - all references to SBAM will be deleted.

    Celfin, through a voluntary fee waiver, has agreed to reduce its current investment sub-advisory fee by a percentage equal to the discount at which the Fund's shares are trading effective, July 1, 2000.

    The new investment advisory agreements with CSAM and Celfin will take effect only upon the consummation of the merger.

    Finally, you will be asked to vote upon a shareholder proposal to terminate the investment advisory agreement with CSAM unless, within 45 days after passage of this proposal, the Fund's Board of Directors presents for shareholder approval and supports a proposal to open-end the Fund or otherwise permit Fund shareholders to redeem their shares at net asset value.

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

    Please note that LAM intends to make a tender offer, or Tender Offer, to acquire up to 50% of its shares of common stock at a price per share equal to 95% of LAM's net asset value per share as of the end of the tender offer period, and prior to the consummation of the merger. The Tender Offer will not occur unless the shareholders of both funds approve the Merger Agreement and all other conditions to the consummation of the merger are satisfied or waived. A separate shareholder vote on the Tender Offer is not required and is not being solicited. An Offer to Purchase and a related Letter of Transmittal will be mailed to LAM shareholders in the near future. The Tender Offer will only be made by these materials. Shareholders are urged to read carefully these materials when they are received as they will contain important information regarding the Tender Offer. The offer to purchase shares will not be made to, and tenders pursuant to the Offer to Purchase will not be accepted from, or on behalf of, shareholders in any jurisdiction in which making or accepting the offer to purchase would violate that jurisdiction's laws.

    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

William W. Priest, Jr.
Chairman of the Board of Directors

    YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                      THE LATIN AMERICA EQUITY FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017

                                                               September 1, 2000

Dear Shareholder:

    We are pleased to invite you to a special meeting of shareholders of The Latin America Equity Fund, Inc., a Maryland corporation. The Latin America Equity Fund, Inc. is sometimes referred to as "LAQ" or the "Fund."

    The special meeting is scheduled to be held at 10:00 a.m., Eastern time, on Tuesday, October 10, 2000, at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017. Shareholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement/Prospectus regarding the meeting, a proxy card(s) for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed. At the special meeting, you will be asked to vote on two matters.

    First, you will be asked to vote on a Merger Agreement and Plan of Reorganization, or the Merger Agreement, whereby LAQ will merge with and into The Latin America Investment Fund, Inc., sometimes referred to as "LAM" or the "Surviving Fund," in accordance with the Maryland General Corporation Law. As a result of the merger and related proposals:

    - each share of common stock of LAQ will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of LAM, based on the net asset value per share of each fund, and

    - LAM, which technically will be the surviving corporation in the merger, will change its name to "The Latin America Equity Fund, Inc." and, as described in greater detail below, will adopt LAQ's investment objective and policies.

    LAM will not issue any fractional shares to LAQ shareholders. LAM will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former LAQ shareholders. The currently issued and outstanding shares of LAM will remain issued and outstanding.

    Like LAQ, LAM is a closed-end, non-diversified management investment company listed on the New York Stock Exchange. The investment objective of both funds is long-term capital appreciation. While LAM currently seeks this objective by investing primarily in Latin American debt and equity securities, LAQ, under normal conditions, invests substantially all, and at least 80%, of its total assets in Latin American equity securities. Shareholders of LAM are also being asked to approve changes in LAM's investment objective and fundamental investment policy to conform to those of LAQ. In addition, LAM's Board of Directors has agreed to modify LAM's current non-fundamental investment policies (that is, those not requiring shareholder approval) to conform to the non-fundamental investment policies of LAQ. All of the foregoing changes are conditional upon the consummation of the merger.

    The Board of Directors of LAQ believes that combining the two funds will benefit Fund shareholders by providing the potential for:

    - economies of scale,

    - greater investment flexibility,

    - a lower operating expense ratio,

    - improved diversification of portfolio equity holdings enabling the Surviving Fund to mitigate risks, and

    - enhanced market liquidity of the Surviving Fund's shares.

    Combining the two funds also permits implementation of the self-tender program that was recently announced which, subject to consummation of the merger, contemplates future self-tenders of at least 15% of the combined fund's outstanding shares on an annual basis commencing in 2001. The Board of Directors believes that, absent this combination, the asset level of the Fund would not be sufficient to implement these self-tenders and, at the same time, remain a viable investment vehicle. The Board also believes that the proposed merger and these self-tenders achieve a balance between providing shareholders with a degree of liquidity while preserving the benefits of the closed-end structure. The proposed merger and the investment policies of the funds are described in more detail in the combined Proxy Statement/Prospectus.

    Second, you will be asked to vote upon a shareholder proposal to terminate the investment advisory agreement with Credit Suisse Asset Management, LLC, or CSAM, unless, within 45 days after passage of this proposal, the Fund's Board of Directors presents for shareholder approval and supports a proposal to open-end the Fund or otherwise permit Fund shareholders to redeem their shares at net asset value.

    Please note that LAM intends to make a tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of LAM's net asset value per share as of the end of the tender offer period, and prior to the consummation of the merger. This tender offer will not occur unless the shareholders of both funds approve the Merger Agreement and all other conditions to the consummation of the merger are satisfied or waived.

    LAM shareholders are also being asked to approve a new investment advisory agreement with CSAM and a new investment sub-advisory agreement with LAM's Chilean sub-adviser, Celfin Servicios Financieros S.A., or Celfin (which also acts as LAQ's Chilean sub-adviser). The new agreements will be substantially the same as the current agreements except for the following changes:

    - the fee schedule (including breakpoints) under the new investment advisory agreement will be lower than that currently paid by LAQ,

    - the fee schedule (including breakpoints) under the the new investment sub-advisory agreement will be equal to that currently paid by LAQ,

    - the investment advisory fee paid to CSAM will be based upon the lower of the average weekly stock price (market value) of the Surviving Fund's outstanding shares or its average weekly net assets,

    - the investment sub-advisory fee paid to Celfin will be reduced by a percentage equal to the discount at which the Surviving Fund's shares are trading, and

    - as the Surviving Fund will no longer invest in debt as part of its investment objective, Salomon Brothers Asset Management Inc. will not continue as an investment adviser to the Surviving Fund following the merger, and accordingly all references to that firm in both agreements will be deleted.

    By basing the fee on the lower of the average weekly stock price (market value) or average weekly net assets, the Surviving Fund is expected to:

    - reduce investment advisory fees, thereby lowering its overall expense ratio, and

    - more closely align the interests of CSAM with the interests of the Surviving Fund's shareholders which are aimed at enhancing the Surviving Fund's market value.

    The new investment advisory agreements with CSAM and Celfin will take effect only upon the consummation of the merger.

    If the Merger Agreement is approved and concluded, as shareholders of the Surviving Fund you will benefit from the advisory and sub-advisory fee structure changes. You are not being asked to vote separately on these matters.

    THE BOARD OF DIRECTORS OF YOUR FUND BELIEVES THAT THE PROPOSED MERGER IS IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" PROPOSAL 1. THE BOARD OF DIRECTORS BELIEVES THAT TERMINATING THE INVESTMENT ADVISORY AGREEMENT WITH CSAM IS NOT IN THE BEST INTERESTS OF THE SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "AGAINST" PROPOSAL 2.

    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card(s) after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. Respectfully, William W. Priest, Jr.
Chairman of the Board of Directors

    YOU ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN THE CARD(S) IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                    THE LATIN AMERICA INVESTMENT FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Latin America Investment Fund, Inc.:

    Please take notice that a special meeting of shareholders of The Latin America Investment Fund, Inc. (sometimes referred to as "LAM"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Tuesday,
October 10, 2000, at 11:00 a.m., Eastern time, for the following purposes:

1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated as of July 31, 2000 whereby The Latin America Equity Fund, Inc. (sometimes referred to as "LAQ"), a Maryland corporation, will merge with and into LAM in accordance with the Maryland General Corporation Law;

2. To consider and vote upon the approval of changes in LAM's investment objective and fundamental investment policy from investing primarily in Latin American equity and debt securities to investing, under normal conditions, substantially all, and at least 80%, of its total assets in Latin American equity securities;

3. To consider and vote upon the approval of a new investment advisory agreement with Credit Suisse Asset Management, LLC;

4. To consider and vote upon the approval of a new investment sub-advisory agreement with Celfin Servicios Financieros S.A.; and

5. To consider and vote upon a shareholder proposal to terminate the investment advisory agreement with Credit Suisse Asset Management, LLC.

    The appointed proxies will vote in their discretion on any other business that may properly come before the special meeting or any adjournments thereof.

    Holders of record of shares of common stock of LAM at the close of business on August 28, 2000 are entitled to vote at the special meeting and at any postponements or adjournments thereof. LAQ shareholders must approve the merger as well.

    The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of LAM's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of LAM.

    The enclosed proxy is being solicited on behalf of the Board of Directors of LAM.

By Order of the Board of Directors,
Michael A. Pignataro, Chief Financial Officer and Secretary
September 1, 2000

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                      THE LATIN AMERICA EQUITY FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Latin America Equity Fund, Inc.:

    Please take notice that a special meeting of shareholders of The Latin America Equity Fund, Inc. (sometimes referred to as "LAQ"), a Maryland corporation, will be held at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, on Tuesday,
October 10, 2000, at 10:00 a.m., Eastern time, for the following purposes:

1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated as of July 31, 2000 whereby LAQ will merge with and into The Latin America Investment Fund, Inc. (sometimes referred to as "LAM"), a Maryland corporation, in accordance with the Maryland General Corporation Law; and

2. To consider and vote upon a shareholder proposal to terminate the investment advisory agreement with Credit Suisse Asset Management, LLC.

    The appointed proxies will vote in their discretion on any other business that may properly come before the special meeting or any adjournments thereof.

    Holders of record of shares of common stock of LAQ at the close of business on August 28, 2000 are entitled to vote at the special meeting and at any postponements or adjournments thereof. LAM shareholders must approve the merger as well.

    The persons named as proxies may propose one or more adjournments of the special meeting if the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting. Any such adjournment will require the affirmative vote of the holders of a majority of LAQ's shares present in person or by proxy at the special meeting. The persons named as proxies will vote those proxies which they are entitled to vote on any such proposal in accordance with their best judgment in the interest of LAQ.

    The enclosed proxy is being solicited on behalf of the Board of Directors of LAQ.

By Order of the Board of Directors,
Michael A. Pignataro, Chief Financial Officer and Secretary
September 1, 2000

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                      THE LATIN AMERICA EQUITY FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                           TO BE MERGED WITH AND INTO

                    THE LATIN AMERICA INVESTMENT FUND, INC.
                        466 LEXINGTON AVENUE, 16th FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                                PROXY STATEMENT
                            MEETINGS OF SHAREHOLDERS
                          TO BE HELD OCTOBER 10, 2000

               THE LATIN AMERICA INVESTMENT FUND, INC. PROSPECTUS

This Proxy Statement/Prospectus is being furnished to shareholders of The Latin America Equity Fund and The Latin America Investment Fund for use at a special meeting of shareholders of each Fund to be held on Tuesday, October 10, 2000 at 10:00 a.m., Eastern time, with respect to The Latin America Equity Fund, and at 11:00 a.m., Eastern time, with respect to The Latin America Investment Fund, and at any and all postponements or adjournments thereof. The special meeting of shareholders of each Fund will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue, New York, New York 10017. The Latin America Equity Fund is sometimes referred to in this Proxy Statement/Prospectus as "LAQ," The Latin America Investment Fund is sometimes referred to in this Proxy Statement/Prospectus as "LAM" or, following consummation of the merger, as the "Surviving Fund," and LAQ and LAM are sometimes collectively referred to as the "Funds" and individually, as the context may require, as the "Fund." The approximate mailing date of this Proxy Statement/Prospectus is September 7, 2000.

    PURPOSE OF THE SPECIAL MEETINGS. At the special meetings, shareholders of the Funds will be asked to approve a Merger Agreement and Plan of Reorganization dated as of July 31, 2000 whereby LAQ will merge with and into LAM, in accordance with the Maryland General Corporation Law. The Merger Agreement and Plan of Reorganization is referred to in this Proxy Statement/Prospectus as the "Plan." In addition, LAM shareholders are also being asked to approve changes in LAM's investment objective and fundamental investment policy to conform to those of LAQ and new investment advisory agreements with CSAM and its Chilean sub-adviser. Shareholders of both Funds will also vote on a shareholder proposal to terminate each Fund's investment advisory agreement with CSAM.

    While in order to achieve the desired tax treatment for the merger, LAM technically will be the surviving legal entity, the proposals being presented to LAM shareholders are designed so that, if approved, the Surviving Fund will operate in all substantive respects as LAQ currently operates.

    SPECIFICS OF THE PROPOSED MERGER.  As a result of the merger:

    - each share of common stock of LAQ will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Surviving Fund, based on the net asset value per share of each Fund, and

    - LAM, which technically will be the surviving corporation in the merger, will change its name to "The Latin America Equity Fund, Inc." and, as described in greater detail below, will adopt LAQ's investment objective and policies.

    Each LAQ shareholder, in connection with the merger, will receive full shares of the Surviving Fund having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of the shareholder's LAQ shares before the merger.

    The Surviving Fund will not issue any fractional shares to LAQ shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former LAQ shareholders in proportion to their fractional shares. The currently issued and outstanding shares of LAM (the Surviving Fund) will remain issued and outstanding. LAQ shareholders will recognize no gain or loss for federal income tax purposes as a result of the merger, except with respect to any cash proceeds received from the purchase of fractional shares of the Surviving Fund. These shareholders will be treated for federal income tax purposes as if they received fractional share interests and then sold such interests for cash.

    CHANGE IN INVESTMENT OBJECTIVE AND POLICIES. LAM currently invests at least 65% of its total assets in Latin American debt and equity securities. Shareholders of LAM are also being asked to approve changes in LAM's investment objective and fundamental investment policy to conform to LAQ's current investment objective and fundamental investment policy, requiring LAM, under normal conditions, to invest substantially all, and at least 80%, of its total assets in Latin American equity securities. In addition, LAM's Board of Directors has agreed to modify LAM's current non-fundamental investment policies (that is, those not requiring shareholder approval to modify) to conform to the non-fundamental investment policies of LAQ, all of which are more fully described in this Proxy Statement/Prospectus. LAM's name will change to "The Latin America Equity Fund, Inc." on the Effective Date (as defined below).

    NEW INVESTMENT ADVISORY AGREEMENTS. Shareholders of LAM are also being asked to approve a new investment advisory agreement with LAM's investment adviser, CSAM, and a new investment sub-advisory agreement with LAM's Chilean sub-adviser, Celfin Servicios Financieros S.A., or Celfin. The new agreements will be substantially the same as the current agreements except for the following changes:

    - the fee schedule (including breakpoints) under the new investment advisory agreement will be lower than that currently paid by LAQ,

    - the fee schedule (including breakpoints) under the new investment sub-advisory agreement will be equal to that currently paid by LAQ,

    - the investment advisory fee paid to CSAM will be based upon the lower of the average weekly stock price (market value) of the Surviving Fund's outstanding shares or its average weekly net assets,

    - the fee paid to Celfin will be reduced by a percentage equal to the discount at which the Surviving Fund's shares are trading, and

    - as the Surviving Fund will not invest in debt as part of its investment objective, Salomon Brothers Asset Management Inc., or SBAM, will not continue as an investment adviser to the Surviving Fund following the merger, and accordingly all references to SBAM in both agreements will be deleted.

    The new investment advisory agreements with CSAM and Celfin, which are more fully described in this Proxy Statement/Prospectus, will take effect only upon the consummation of the merger.

    LAM TENDER OFFER. The Board of Directors of LAM has determined that it is in the best interests of that Fund to make a tender offer, which is referred to in this Proxy Statement/Prospectus as the "Tender Offer," to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share as of the end of the tender offer period. In reaching this determination, the Board concluded that the Tender Offer would afford shareholders seeking liquidity for their shares the opportunity to sell a significant portion of their holdings at a price approximating net asset value, while at the same time, maintaining a sufficient asset level to preserve the viability of the proposed merger with LAQ. The Tender Offer will be conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur unless these approvals are obtained and all other conditions to the consummation of the merger are satisfied or waived. The Tender Offer will be made pursuant to an Offer to Purchase that is being sent to the shareholders of record of LAM on or about September 8, 2000. For more information about the Tender Offer, see "Information About The Merger--History of the Latin America Investment Fund's Discount."

    FUTURE TENDER OFFERS. The Board of Directors of LAM has approved the overall terms of a self-tender program that the Surviving Fund intends to launch in the calendar year 2001, which terms include the following: (i) the Surviving Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program; and (ii) the per share purchase price will be at least 95% of the Surviving Fund's net asset value per share. The implementation of this program is conditioned on approval of the merger.

    INFORMATION ABOUT THE FUNDS. The Funds are closed-end, non-diversified management investment companies with substantially similar investment objectives. Both Funds seek to achieve long-term capital appreciation by investing primarily in Latin American securities. While LAM currently invests in Latin American debt and equity securities, LAQ generally invests in Latin American equity securities. Upon consummation of the merger, the Surviving Fund's investment objective and fundamental investment policy will conform to those of LAQ.

    The terms and conditions of the merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Plan, a copy of which is attached as Exhibit A.

    This Proxy Statement/Prospectus serves as a prospectus for shares of LAM under the Securities Act of 1933, which is referred to in this Proxy Statement/Prospectus as the "Securities Act," in connection with the issuance of LAM common shares in the merger.

    Assuming the shareholders of the Funds approve the merger and all other conditions to the consummation of the merger have been satisfied or waived, the Funds will jointly file articles of merger, or the Articles of Merger, with the State Department of Assessments and Taxation of Maryland, or the Department. The merger will become effective when the Department accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the "Effective Date." LAQ, as soon as practicable after the Effective Date, will terminate its registration under the Investment Company Act of 1940, which is referred to in this Proxy Statement/ Prospectus as the "Investment Company Act."

    You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about LAQ and LAM that you should know before voting on the proposals described below.

    A Statement of Additional Information, which is referred to in this Proxy Statement/Prospectus as the "SAI," dated September 1, 2000, which contains additional information about the merger and the Funds has been filed with the Securities and Exchange Commission, or SEC. The SAI and the financial statements of each Fund for the fiscal year ended December 31, 1999 are incorporated by reference into this Proxy Statement/Prospectus. A copy of these documents is available upon request, and without charge by calling Shareholder Communications Corporation, the Funds' proxy agent, at 1-(800) 403-7916. You may also submit your request in writing to Shareholder Communications Corporation, Attn: MF proxy, 17 State Street, New York, New York 10004. If you should have any questions regarding the proxy material or how to execute your vote, you can call Shareholder Communications Corporation at 1-(800) 403-7916. LAQ has provided the information included in this Proxy Statement/ Prospectus regarding that Fund. LAM has provided the information included in this Proxy Statement/ Prospectus regarding that Fund.

    LAQ's shares of common stock currently are listed on the New York Stock Exchange, or NYSE, under the symbol "LAQ". LAM's shares of common stock currently are listed on the NYSE under the symbol "LAM". After the Effective Date, shares of common stock of the Surviving Fund will be listed on the NYSE under the symbol "LAQ". Reports, proxy materials and other information concerning each Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

    The SEC has not approved or disapproved these securities or determined if this Proxy Statement/ Prospectus is truthful or complete. To state otherwise is a crime.

        The date of this Proxy Statement/Prospectus is September 1, 2000

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL.....................................................         6

PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT
AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE LATIN
AMERICA EQUITY FUND WILL MERGE WITH AND INTO THE LATIN
AMERICA INVESTMENT FUND.....................................         7

    SYNOPSIS................................................         8

    EXPENSE TABLE...........................................        16

    FINANCIAL HIGHLIGHTS....................................        18

    RISK FACTORS AND SPECIAL CONSIDERATIONS.................        22

    COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES........        31

    UNITED STATES FEDERAL INCOME TAXES......................        37

    INFORMATION ABOUT THE MERGER............................        39

    ADDITIONAL INFORMATION ABOUT THE FUNDS..................        46

    MANAGEMENT OF THE FUNDS.................................        53

    EXPERTS.................................................        61

    REQUIRED VOTE...........................................        61

    LEGAL PROCEEDINGS.......................................        61

    LEGAL OPINIONS..........................................        61

PROPOSAL 2 (LATIN AMERICA INVESTMENT FUND SHAREHOLDERS
ONLY): APPROVAL OF CHANGES IN INVESTMENT OBJECTIVE AND
FUNDAMENTAL INVESTMENT POLICY...............................        61

    BACKGROUND..............................................        61

    BOARD CONSIDERATIONS; REASONS FOR CHANGES IN INVESTMENT
    OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICY.............        62

    REQUIRED SHAREHOLDER VOTE...............................        62

PROPOSAL 3 (LATIN AMERICA INVESTMENT FUND SHAREHOLDERS
ONLY): APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT........        63

    BACKGROUND..............................................        63

    BOARD RECOMMENDATION....................................        63

    BOARD CONSIDERATIONS; REASONS FOR THE NEW INVESTMENT
    ADVISORY AGREEMENT......................................        64

    INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM.....        64

    DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT....        64

    THE NEW INVESTMENT ADVISORY AGREEMENT...................        65

    DIFFERENCES BETWEEN THE CURRENT AND THE NEW INVESTMENT
    ADVISORY AGREEMENT......................................        66

    REQUIRED SHAREHOLDER VOTE...............................        66

                                                                PAGE
                                                              --------
PROPOSAL 4 (LATIN AMERICA INVESTMENT FUND SHAREHOLDERS
ONLY): APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT....        67

    BACKGROUND..............................................        67

    BOARD RECOMMENDATION....................................        67

    BOARD CONSIDERATIONS; REASONS FOR THE NEW INVESTMENT
    SUB-ADVISORY AGREEMENT..................................        67

    INFORMATION CONCERNING CELFIN...........................        68

    DESCRIPTION OF CURRENT INVESTMENT SUB-ADVISORY
    AGREEMENT...............................................        68

    THE NEW INVESTMENT SUB-ADVISORY AGREEMENT...............        69

    DIFFERENCES BETWEEN THE CURRENT AND THE NEW INVESTMENT
    SUB-ADVISORY AGREEMENT..................................        69

    REQUIRED SHAREHOLDER VOTE...............................        69

PROPOSAL 5 (BOTH FUNDS): SHAREHOLDER PROPOSAL TO TERMINATE
EACH FUND'S INVESTMENT ADVISORY AGREEMENT WITH CSAM.........        70

    BACKGROUND..............................................        70

    SHAREHOLDER PROPOSAL....................................        70

    SUPPORTING STATEMENTS...................................        70

    REQUIRED SHAREHOLDER VOTE...............................        71

    OPPOSING STATEMENT OF THE BOARDS OF DIRECTORS...........        71

ADDITIONAL INFORMATION......................................        72

EXHIBIT A--FORM OF MERGER AGREEMENT AND PLAN OF
REORGANIZATION..............................................       A-1

EXHIBIT B--FORM OF NEW CSAM INVESTMENT ADVISORY AGREEMENT...       B-1

EXHIBIT C--FORM OF NEW CELFIN INVESTMENT SUB-ADVISORY
AGREEMENT...................................................       C-1

                                    GENERAL

    This Proxy Statement/Prospectus is furnished to the shareholders of the Funds in connection with the solicitation of proxies on behalf of the Boards of Directors of LAQ and LAM. The Board of Directors of each Fund is soliciting proxies for use at the special meetings. The mailing address for both Funds is 466 Lexington Avenue, 16th Floor, New York, New York 10017.

    This Proxy Statement/Prospectus, the Notice of Meeting to Shareholders and the proxy card(s) are first being mailed to shareholders on or about
September 7, 2000 or as soon as practicable thereafter. Any shareholder who gives a proxy has the power to revoke the proxy either:

    - by mail, addressed to the Secretary of the respective Fund, at the Fund's mailing address, or

    - in person at the special meeting

by executing a superseding proxy or by submitting a notice of revocation to the respective Fund. All properly executed proxies received in time for the special meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal for that Fund referred to in the Proxy
Statement/Prospectus.

    Shareholders of LAQ and LAM will be asked to vote on the following proposals:

PROPOSAL                                                           TO BE VOTED UPON BY
--------                                                      ------------------------------
Proposal 1 - Approval of the Plan...........................  LAM and LAQ Shareholders
Proposal 2 - Approval of Changes to LAM's Investment
  Objective and Fundamental Policy..........................  LAM Shareholders Only
Proposal 3 - Approval of New Investment Advisory Agreement
  with CSAM.................................................  LAM Shareholders Only
Proposal 4 - Approval of New Investment Sub-Advisory
  Agreement with Celfin, LAM's Chilean sub-adviser..........  LAM Shareholders Only
Proposal 5 - Shareholder Proposal to Terminate the
  Investment Advisory Agreement with CSAM...................  LAM and LAQ Shareholders

    The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at a meeting of a Fund will constitute a quorum for the transaction of business by such Fund. For purposes of determining the presence of a quorum for transacting business at a meeting, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Funds from brokers or nominees, indicating that the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has the discretionary power to vote on a particular matter. Shareholders are urged to forward their voting instructions promptly.

    Proposal 1 requires the affirmative vote of a majority of the outstanding shares of common stock of each Fund.

    Proposals 2, 3, 4 and 5, to be submitted at the special meeting of shareholders of LAM, and Proposal 5, to be submitted at the special meeting of shareholders of LAQ, require the affirmative vote of a "majority of outstanding voting securities" of LAQ and LAM, respectively. A "majority of outstanding voting securities" is defined under the Investment Company Act to mean the lesser of

    - 67% of the shares of a fund's common stock represented at a meeting at which more than 50% of the outstanding shares of that fund's common stock are represented, or

    - more than 50% of the outstanding shares of common stock.

    Abstentions and broker non-votes will have the effect of a "no" vote for each of the proposals to be submitted at either special meeting.

    Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, CSAM, the investment adviser to the Funds, Bear Stearns Funds Management Inc., the U.S. administrator to the Funds, or Shareholder Communications Corporation, a proxy solicitation firm retained by each Fund and entitled to receive a fee of approximately $7,500 per Fund and reimbursements for its reasonable expenses. The Funds will bear costs of solicitation, including:

    - printing and mailing of this Proxy Statement/Prospectus and accompanying material,

    - the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of each Fund's shares,

    - payment to Shareholder Communications Corporation, for its services in soliciting proxies, and

    - supplementary solicitations to submit proxies.

    Only shareholders of record of each Fund at the close of business on August 28, 2000, the Record Date, are entitled to vote. An outstanding share of each Fund is entitled to one vote on all matters voted upon at a special meeting for that Fund. As of August 28, 2000, there were 6,131,428 shares of LAQ outstanding and 6,250,239 shares of LAM outstanding.

    LAQ and LAM provide periodic reports to all of their shareholders. These reports highlight relevant information including investment results and a review of portfolio changes for each Fund. You may receive a copy of the most recent annual report for LAQ or LAM and a copy of any more recent interim report, without charge, by calling 1-(800) 403-7916 or writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004.

    The Boards of Directors of the Funds know of no business other than the proposals described above which will be presented for consideration at the special meetings. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote on that matter in their discretion.

     PROPOSAL 1 (BOTH FUNDS): APPROVAL OF THE MERGER AGREEMENT AND PLAN OF
      REORGANIZATION PURSUANT TO WHICH THE LATIN AMERICA EQUITY FUND WILL
             MERGE WITH AND INTO THE LATIN AMERICA INVESTMENT FUND

    On July 24, 2000, the Boards of Directors of LAQ and LAM, including a majority of the directors of each Fund who are not "interested persons" of the respective Fund, or the Non-interested Directors, unanimously:

    - declared the merger of LAQ with and into LAM advisable,

    - approved entering into the Plan, and

    - recommended that the Plan be approved by the shareholders of each Fund.

    For more information about the merger, see "Information About The Merger."

    The Plan is subject to the approval of the shareholders of both Funds and certain other conditions.

    A copy of the Plan is attached to this Proxy Statement/Prospectus as Exhibit A, and the description of the Plan included in this Prospectus/Proxy Statement is qualified in its entirety by reference to Exhibit A.

    The following provides a more detailed discussion about the Merger, each Fund and additional information that you may find helpful in deciding how to vote on the Plan.

                                    SYNOPSIS

    This summary highlights important information included in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information included elsewhere in this Proxy Statement/Prospectus and the Plan. Shareholders of the Funds should read this entire Proxy Statement/ Prospectus carefully.

    THE PROPOSED MERGER. The Boards of Directors of LAQ and LAM, including the Non-interested Directors of each Fund, have unanimously approved the Plan. The Plan provides for the merger of LAQ with and into LAM, referred to in this Proxy Statement/Prospectus as the "Merger." If approved, the Merger is expected to be consummated shortly after completion of the Tender Offer. As a result of the
Merger:

    - each share of common stock of LAQ will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Surviving Fund, based on the net asset value per share of each Fund calculated at 4:00 pm on the Business Day (defined as any day on which the NYSE is open for trading). preceding the Effective Date,

    - each shareholder of LAQ will become a shareholder of the Surviving Fund and will receive, on the Effective Date, that number of full shares of common stock of the Surviving Fund having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such shareholder's shares held in LAQ as of the close of business on the Business Day preceding the Effective Date,

    - the Surviving Fund will not issue any fractional shares to LAQ shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of LAQ in proportion to their fractional shares, and

    - LAM will change its name to "The Latin America Equity Fund, Inc." and, as described in greater detail below, will adopt LAQ's investment objective and policies.

    The Board of Directors of LAM has determined that it is in the best interests of that Fund to make a Tender Offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share as of the end of the Tender Offer period. The Tender Offer will be conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur unless these approvals are obtained and all other conditions to the consummation of the Merger are satisfied or waived. For more information about the Tender Offer, see "Information About The Merger--History of the Latin America Investment Fund's Discount."

    In addition, the Board of Directors of LAM has approved a self-tender program that the Fund intends to launch in the calendar year 2001. The overall terms of the self-tender program include the following:

    - the Surviving Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, and

    - the per share purchase price will be at least 95% of the Surviving Fund's net asset value per share.

    While the precise terms of any self-tender following the Merger have not been fixed, the current expectation is that the self-tenders would not substantially exceed 15% of the Surviving Fund's outstanding shares on an annual basis. The implementation of this program is conditioned on the approval of the Merger. For more information about this program, see "Information About The Merger--History of the Latin America Investment Fund's Discount."

    For the reasons set forth below under "Information About The Merger--Reasons for the Merger," the Boards of Directors of LAQ and LAM, including the Non-interested Directors of each Fund, have unanimously concluded that:

    - the Merger is in the best interests of each respective Fund, and

    - the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

    Accordingly, the Board of Directors of each Fund recommends approval of the Merger. If the Merger is not approved, each Fund will continue as a separate investment company, and the Board of Directors of each Fund will consider such other alternatives as it determines to be in the best interests of its shareholders.

    The Merger is subject to the receipt of regulatory approvals. These approvals have been requested, although there can be no assurance when or if they will be obtained.

    FORM OF ORGANIZATION. Both Funds are closed-end, non-diversified management investment companies registered under the Investment Company Act. LAQ was organized as a Maryland corporation in 1991 and LAM was organized as a Maryland corporation in 1990. Each Fund's Board of Directors is responsible for the management of the business and affairs of each Fund, including the supervision of the duties performed by each Fund's investment manager.

    INVESTMENT OBJECTIVES AND POLICIES. The following table highlights the differences between the Funds' investment objectives and policies.

INVESTMENT OBJECTIVES AND POLICIES               LAQ                            LAM
----------------------------------               ---                            ---
Fundamental Investment              To seek long-term capital      To seek long-term capital
Objective(1)                        appreciation by investing      appreciation by investing
                                    primarily in Latin American    primarily in Latin American
                                    equity securities              debt and equity securities

Fundamental Investment Policy(1)    Investment of substantially    Investment of substantially
                                    all, and at least 80%, of its  all, and at least 65%, of its
                                    total assets in Latin          total assets in Latin
                                    American equity securities     American debt and equity
                                                                   securities

Investment in unlisted equity       Up to 10% of its assets        Up to 25% of its assets
securities(2)                                                      (including investments in new
                                                                   and early stage companies)

Investment in corporate and         Up to 20% of its assets        Up to 30% of its assets in
government debt securities(2)       (including 15% of its assets   Sovereign Debt(3)
                                    in Sovereign Debt)(3)

--------------
(1) The fundamental investment objectives and policies listed above can only be changed with the approval of the holders of a majority of each Fund's outstanding voting securities as defined under the Investment Company Act.

(2) These investment policies are not fundamental and may be modified by the Board of Directors of each Fund if, in the reasonable exercise of its business judgment, the Board determines that modification is necessary or appropriate to carry out the Fund's investment objective.

(3) With regard to Sovereign Debt, both Funds may hold and trade or convert into equity or other investments under the debt conversion programs of certain Latin American countries. Both Funds may also hold local currency-denominated debt securities of corporate and governmental issuers and securities deemed to be Temporary Investments. For definitions of Latin American equity securities, Sovereign Debt and Temporary Investments, see "Comparison of Investment Objectives and Policies."

    On July 24, 2000, LAM's Board of Directors approved the adoption of LAQ's investment objective and investment policies subject to the consummation of the Merger and approval by LAM's shareholders of Proposal 2.

    The preceding summary of the Funds' investment objectives and certain policies should be considered in conjunction with the discussion below under "Comparison of Investment Objectives and Policies." LAM, by investing in Latin American debt securities and by investing a larger portion of its assets in lower-rated securities, is subject to certain risks unique to LAM, in addition to the risks to which both Funds are subject as a consequence of investing in Latin American securities. For more information, see "Risk Factors and Special Consideration."

    FEES AND EXPENSES--THE LATIN AMERICA EQUITY FUND.

    OVERVIEW. The following table summarizes certain information with respect to the advisory and sub-advisory fees payable by LAQ:

 CONTRACTUAL ANNUAL                                                    NET ADVISORY FEES
ADVISORY FEE PAYABLE                                                  PAID BY LAQ TO CSAM
TO CSAM (EXPRESSED AS                           SUB-ADVISORY FEES    DURING THE LAST THREE
   A PERCENTAGE OF         ADVISORY FEES       PAYABLE BY CSAM TO    YEARS (EXPRESSED AS A
 AVERAGE WEEKLY NET    VOLUNTARILY WAIVED BY  CHILEAN SUB-ADVISER,   PERCENTAGE OF AVERAGE
       ASSETS)                CSAM(1)                CELFIN           WEEKLY NET ASSETS)
1.25% of first         0.25% of LAQ's         0.25% of LAQ's         1997: 1.05%
$100 million;          average weekly net     average weekly net     1998: 1.06%
1.15% of next          assets invested in     assets invested in     1999: 1.15%
$50 million;           Argentina, Brazil and  Chilean securities
1.05% in excess of     Mexico
$150 million

--------------
(1) Does not include the voluntary fee waiver, effective July 1, 2000, based on the lower of net asset value or market value as described below.

    The following table summarizes certain information with respect to the administrative and accounting fees payable by LAQ:

 U.S. ADMINISTRATION                                                                       TOTAL
  FEE PAID TO BEAR                                                                     SUB-ADVISORY,
    STEARNS FUNDS                      AMOUNT PAYABLE                  REIMBURSEMENTS  ADMINISTRATION
   MANAGEMENT INC.        CHILEAN       BY AFICE TO                    BY LAQ TO CSAM  AND ACCOUNTING
   (EXPRESSED AS A     ADMINISTRATION    CELFIN FOR                         FOR         FEES PAID TO
PERCENTAGE OF AVERAGE  FEE PAYABLE TO  ADMINISTRATIVE      CELFIN      ADMINISTRATIVE    CELFIN (IN
 WEEKLY NET ASSETS)        AFICE          SERVICES     ACCOUNTING FEE     SERVICES     U.S. DOLLARS)
0.10% of the first     Greater of      Full amount     205.32 U.F.'s   Up to $20,000   1997: $145,449
$100 million;          2,000 U.F.'s                    annually        per year        1998: $100,848
0.08% in excess of     or 0.10% of                                                     1999: $96,264
$100 million           LAQ's average
                       weekly net
                       assets
                       invested in
                       Chile

    ADVISORS. CSAM, formerly known as BEA Associates, serves as LAQ's investment adviser with respect to all investments. As compensation for its advisory services, CSAM is contractually entitled to receive from LAQ an annual fee, calculated weekly and paid quarterly, equal to:

    - 1.25% of the first $100 million of the Fund's average weekly net assets,

    - 1.15% of the next $50 million of the Fund's average weekly net assets, and

    - 1.05% of the Fund's average weekly net assets in excess of $150 million.

Because LAQ no longer uses sub-advisers in Argentina, Brazil or Mexico, CSAM has voluntarily agreed to waive its portion of the advisory fee previously payable to these former sub-advisers, which aggregates approximately 0.25% of the Fund's average weekly net assets invested in these countries.

    For the year ended December 31, 1999, CSAM earned $1,169,336 for advisory services, of which CSAM waived $75,517. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1999, CSAM was reimbursed $12,029 for administrative services rendered to the Fund.

    LAQ's Board of Directors recently approved a proposal by CSAM to base the investment advisory fees on the lower of the average weekly market value of the Fund's outstanding shares or the Fund's average weekly net asset value. This new fee structure became effective on July 1, 2000 through a voluntary fee waiver by CSAM. If the Merger does not occur, LAQ's Board of Directors intends to submit a new investment advisory agreement, reflecting this change in fee calculation, at the next shareholders' meeting. For information regarding submission of a new investment advisory agreement containing a similar new fee structure applicable to the Surviving Fund, see "Proposal 3 (Latin America Investment Fund Shareholders Only): Approval of New Investment Advisory Agreement."

    Celfin Servicios Financieros S.A., or Celfin, formerly known as Celsius Agente de Valores Limitada, serves as LAQ's investment sub-adviser with respect to Chilean investments. In return for its services, Celfin receives a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chilean securities. For the year ended December 31, 1999, Celfin earned $15,201 for sub-advisory services.

    LAQ's Board of Directors recently approved a proposal by Celfin to reduce the investment sub-advisory fees by a percentage amount equal to the percentage discount from net asset value at which LAQ's outstanding shares are trading. This new fee structure became effective on July 1, 2000 through a voluntary fee waiver by Celfin. If the Merger does not occur, LAQ's Board of Directors intends to submit a new investment sub-advisory agreement, reflecting this change in fee calculation, at the next shareholders' meeting. For information regarding submission of a new investment sub-advisory agreement containing a similar new fee structure applicable to the Surviving Fund, see "Proposal 4 (Latin America Investment Fund Shareholders Only): Approval of New Investment Sub-Advisory Agreement."

    ADMINISTRATORS. Bear Stearns Funds Management Inc., or BSFM, serves as LAQ's U.S. administrator. The Fund pays BSFM a monthly fee for its services. This fee is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1999, BSFM earned $93,319 for administrative services.

    BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A., or AFICE, serves as LAQ's Chilean administrator. For its services, AFICE receives an annual fee from the Fund equal to the greater of 2,000 U.F.'s (approximately $56,000 at June 30, 2000) or 0.10% of the Fund's average weekly net assets invested in Chilean securities. AFICE also receives an annual reimbursement for out-of-pocket expenses not to exceed 500 U.F.'s. These fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,000 at June 30, 2000). A U.F. is a daily indexed, peso-denominated accounting unit designed to take account of the Chilean inflation rate. For the year ended December 31, 1999, Celfin earned $73,800 and $7,300 for administration and accounting services, respectively.

    For the fiscal year ended December 31, 1999, LAQ's total expense ratio was 2.14%, and is currently 2.30% based on an estimate of operating expenses for the first six months of 2000. The Fund's total expense ratio is the ratio of total annual operating expenses to average net assets, net of fee waivers and including taxes.

    FEES AND EXPENSES--THE LATIN AMERICA INVESTMENT FUND.

    OVERVIEW. The following table summarizes certain information with respect to the advisory and sub-advisory fees payable by LAM:

                                                                                                          NET
                                                      NET                                    NET       ADVISORY
                                                   ADVISORY                               ADVISORY     FEES PAID
                                                   FEES PAID   CONTRACTUAL                  FEES       BY LAM TO
                                                   BY LAM TO     ANNUAL                  PAYABLE BY    CSAM AND
                                                  CSAM DURING   ADVISORY                 LAM TO SBAM  SBAM DURING
                                                  LAST THREE   FEE PAYABLE               DURING LAST  LAST THREE
                                                     YEARS       TO SBAM                 THREE YEARS     YEARS
  CONTRACTUAL ANNUAL                 SUB-ADVISORY (EXPRESSED   (EXPRESSED                (EXPRESSED   (EXPRESSED
 ADVISORY FEE PAYABLE    ADVISORY       FEES         AS A         AS A       ADVISORY       AS A         AS A
 TO CSAM (EXPRESSED AS     FEES      PAYABLE BY   PERCENTAGE   PERCENTAGE      FEES      PERCENTAGE   PERCENTAGE
    A PERCENTAGE OF     VOLUNTARILY   CSAM AND    OF AVERAGE   OF AVERAGE   VOLUNTARILY  OF AVERAGE   OF AVERAGE
  AVERAGE WEEKLY NET     WAIVED BY     SBAM TO    WEEKLY NET   WEEKLY NET    WAIVED BY   WEEKLY NET   WEEKLY NET
        ASSETS)           CSAM(1)      CELFIN       ASSETS)      ASSETS)       SBAM        ASSETS)      ASSETS)
 1.0625% of first       0.102% of    0.05% of     1997: 0.87%  0.1875% of   0.018% of    1997: 0.16%  1997: 1.03%
 $100 million;          LAM's        LAM's        1998: 0.90%  first        LAM's        1998: 0.17%  1998: 1.07%
 0.9775% of next        average      average      1999: 0.91%  $100 million;  average    1999: 0.17%  1999: 1.08%
 $50 million;           weekly net   weekly net                0.1725% of   weekly net
 0.8925% in excess of   assets       assets                    next         assets
 $150 million           invested in                            $50 million;  invested in
                        Brazil and                             0.1575% in   Brazil and
                        Mexico                                 excess of    Mexico
                                                               $150 million

--------------
(1) Does not include the voluntary fee waiver, effective July 1, 2000, based on the lower of net asset value or market value as described below.

    The following table summarizes certain information with respect to the administrative and accounting fees payable by LAM:

 U.S. ADMINISTRATION                                                                       TOTAL
  FEE PAID TO BEAR                                                                     SUB-ADVISORY,
    STEARNS FUNDS                      AMOUNT PAYABLE                  REIMBURSEMENTS  ADMINISTRATION
   MANAGEMENT INC.        CHILEAN       BY AFICE TO                    BY LAM TO CSAM  AND ACCOUNTING
   (EXPRESSED AS A     ADMINISTRATION    CELFIN FOR                         FOR         FEES PAID TO
PERCENTAGE OF AVERAGE  FEE PAYABLE TO  ADMINISTRATIVE      CELFIN      ADMINISTRATIVE    CELFIN (IN
 WEEKLY NET ASSETS)        AFICE          SERVICES     ACCOUNTING FEE     SERVICES     U.S. DOLLARS)
0.10% of the first     Greater of      Full amount     205.32 U.F.'s   Up to $20,000   1997: $176,195
$100 million;          2,000 U.F.'s                    annually        per year        1998: $161,307
0.08% in excess of     or 0.10% of                                                     1999: $119,587
$100 million           LAQ's average
                       weekly net
                       assets
                       invested in
                       Chile

    ADVISERS. CSAM also serves as LAM's investment adviser with respect to all investments other than Sovereign Debt. As compensation for its advisory services, CSAM is contractually entitled to receive from the Fund an annual fee, calculated weekly and paid quarterly, equal to:

    - 1.0625% of the first $100 million of the Fund's average weekly net assets,

    - 0.9775% of the next $50 million of the Fund's average weekly net assets, and

    - 0.8925% of the Fund's average weekly net assets in excess of $150 million.

Because LAM no longer uses sub-advisers in Brazil or Mexico, CSAM has voluntarily agreed to waive its portion of the advisory fee previously payable to these former sub-advisers, which aggregates approximately 0.102% of the Fund's average weekly net assets invested in these countries.

    For the year ended December 31, 1999, CSAM earned $1,012,087 for advisory services, of which CSAM waived $97,269. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1999, the Fund reimbursed CSAM $14,001 for administrative services rendered to the Fund.

    On July 24, 2000, LAM's Board of Directors approved a new investment advisory agreement with CSAM, subject to shareholder approval and consummation of the Merger. The new investment advisory agreement with CSAM will be substantially similar to the Fund's current investment advisory agreement except for the following changes:

    - the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets;

    - the fee percentage will be equal to an annual rate of 1% of the first $100 million of the Fund's average weekly market value or net assets (which ever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million, rather than 1.13%, which is the combined rate currently paid by LAM (after fee waivers) to SBAM to manage the debt portion of LAM's portfolio and to CSAM to manage the equity portion of LAM's portfolio; and

    - as debt will no longer be part of the Fund's investment objective or fundamental investment policy, SBAM will not continue as an investment adviser to the Fund following the Merger, and accordingly all references to SBAM will be deleted.

    CSAM, through a voluntary fee waiver, has agreed to base its current investment advisory fee upon the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its weekly net assets. If the Merger does not occur, LAM's Board of Directors intends to submit a new investment advisory agreement, reflecting this new fee calculation, at the next shareholders' meeting. For more information about the new investment advisory agreement, see "Proposal 3 (Latin America Investment Fund Shareholders Only):
Approval of New Investment Advisory Agreement."

    SBAM serves as LAM's investment adviser with respect to Sovereign Debt. In return for its services, SBAM is contractually entitled to receive an annual fee, calculated weekly and paid quarterly, equal to:

    - 0.1875% of the first $100 million of the Fund's average weekly net assets,

    - 0.1725% of the next $50 million of the Fund's average weekly net assets, and

    - 0.1575% of the Fund's average weekly net assets in excess of $150 million.

Because LAM no longer uses sub-advisers in Brazil or Mexico, SBAM has voluntarily agreed to waive its portion of the advisory fee previously payable to these former sub-advisers, which aggregates approximately 0.018% of the Fund's average weekly net assets invested in these countries. For the year ended December 31, 1999, SBAM's advisory fees amounted to $178,603, of which $17,165 was waived by SBAM. LAM will terminate its investment advisory agreement with SBAM upon the consummation of the Merger.

    Celfin serves as LAM's sub-adviser with respect to Chilean investments. In return for its services, Celfin receives a fee, out of the advisory fees payable to CSAM and SBAM, computed weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly net assets. For the year ended December 31, 1999, these sub-advisory fees amounted to $47,684.

    On July 24, 2000, LAM's Board of Directors approved a new investment sub-advisory agreement with Celfin, subject to shareholder approval. The new investment sub-advisory agreement with Celfin will be substantially similar to the Fund's current investment sub-advisory agreement except for the following changes:

    - the fee rate will be equal to that currently paid by LAQ to Celfin, 0.25 of 1% of the average weekly net assets invested in Chilean securities, rather than the current fee of 0.05 of 1% of the Fund's total net assets,

    - the investment sub-advisory fee will be reduced by a percentage equal to the percentage discount at which the Fund's shares are trading, and

    - all references to SBAM will be deleted.

    Celfin, through a voluntary fee waiver, has agreed to reduce the sub-advisory fee by a percentage equal to the percentage discount at which the Fund's shares are trading, effective July 1, 2000. If the

Merger does not occur, LAM's Board of Directors intends to submit a new investment advisory agreement, reflecting this new fee calculation, at the next shareholders' meeting. For more information about the new investment sub-advisory agreement, see "Proposal 4 (Latin America Investment Fund Shareholders Only): Approval of New Investment Sub-Advisory Agreement."

    ADMINISTRATORS. BSFM also serves as LAM's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1999, BSFM earned $95,101 for administrative services.

    AFICE also serves as LAM's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $56,000 at June 30, 2000) or 0.10% of the Fund's average weekly net assets invested in Chilean securities. AFICE also receives an annual reimbursement for out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin, which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,000 at June 30, 2000). For the year ended December 31, 1999, Celfin earned $66,411 for administrative services and $5,942 for accounting services.

    For the fiscal year ended December 31, 1999, LAM's total expense ratio was 1.89%, and is currently 2.12% based on an estimate of operating expenses for the first six months of 2000. The Fund's total expense ratio is the ratio of total annual operating expenses to the average net assets, net of fee waivers and including taxes.

    The expense ratio of the Surviving Fund is projected to be approximately 1.43%, after giving effect to the Merger and assuming that the new investment advisory and sub-advisory agreements are approved and the Tender Offer for up to 50% of LAM's outstanding shares is fully subscribed. The actual expense ratios for the Surviving Fund for the current and future fiscal years, if the Merger occurs, may be higher or lower than this projection and depend upon the Surviving Fund's performance, general stock market and economic conditions, net asset levels, stock price and other factors.

    See "Expense Table" below for the current expenses of each Fund and pro forma expenses following the Merger.

    UNREALIZED CAPITAL GAINS. As of May 31, 2000, LAQ had approximately $1,140,258 of unrealized capital gains, representing approximately 1.20% of its net asset value. As of that same date, LAM had approximately $4,724,929 of unrealized capital gains, representing approximately 4.65% of its net asset value. As of May 31, 2000, LAQ had approximately $26,333,554 of capital loss carryforwards, while LAM had approximately $17,249,584 of capital loss carryforwards as of that same date.

    Both Funds will pay their shareholders a cash distribution of substantially all undistributed 2000 net investment income prior to the Effective Date unless such amounts are immaterial. It is expected that any undistributed realized net capital gains, including any that LAM may realize as a result of disposing of portfolio securities to raise funds to finance the Tender Offer, will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

    FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER. As a condition to the closing of the Merger, both Funds will receive an opinion of Willkie Farr & Gallagher, counsel to the Funds and CSAM, stating that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, or the Code. Accordingly, neither LAM, LAQ nor the shareholders of either Fund will recognize any gain or loss for federal income tax purposes as a result of the Merger, except with respect to the shareholders of LAQ who receive cash proceeds from the purchase of fractional share interests by the Surviving Fund. These shareholders will be treated for federal income tax purposes as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of LAM shares (including fractional share interests purchased by the Surviving Fund) received by a LAQ shareholder will be the same as the holding period and aggregate tax basis of the shares of LAQ previously held by the shareholder. The holding period and the aggregate tax basis of the assets received by LAM in the Merger will be the same as the holding period and the tax basis of such assets in the hands of LAQ immediately before the Merger. For more information about the tax consequences of the Merger, see "Information About The Merger--Tax Considerations."

    DISCOUNT FROM NET ASSET VALUE. Shares of closed-end funds frequently trade at a market price that is less than the value of the fund's net assets. The possibility that shares of the Surviving Fund will trade at a discount from its net asset value is a risk separate and distinct from the risk that the surviving Fund's net asset value will decrease. Except for limited periods of time, LAM's shares have traded in the market at a discount, and, as of May 15, 2000, the last trading day immediately before the announcement of the Tender Offer, and August 25, 2000, traded at a market price discount of 23.46% and 15.23%, respectively. Similarly, LAQ shares have traded in the market at a discount and, as of those same dates, traded at a market price discount of 24.77% and 24.90%, respectively.

    RECENT DISPARITY IN LAM AND LAQ DISCOUNT LEVELS. Recently, LAM's market discount has narrowed substantially. Management believes that this narrowing is largely attributable to market activity following the announcement of the Tender Offer and other initiatives described in this Proxy Statement/Prospectus. In contrast, as of the date of this Proxy Statement/Prospectus, LAQ's market discount remains at or near higher historical levels. If this pattern continues, the total market value of LAM shares issued to LAQ shareholders on the Effective Date will be more than the total market value of LAQ shares outstanding immediately prior to the Effective Date, although their total net asset values will be the same (disregarding fractional shares). While the current disparity of market discounts would cause LAQ shareholders to receive shares in the Merger with a higher aggregate market value, shareholders should consider that, over time, there has not been a significant disparity between the two Funds' market discount levels. Accordingly, the Boards' recommendations are based on long-term average market discount levels. In other words, the initiatives described in this Proxy Statement/ Prospectus have led to a situation that the Boards believe is a temporary aberration, but which could cause a LAQ shareholder to receive assets (LAM shares) that are more valuable, from a market value perspective only, than the assets (LAQ shares) owned immediately prior to the transaction, if the disparity in discount levels persists at the time of the Merger. This may cause LAM shareholders to experience a reduction in the market value of their holdngs. Although there can be no assurance, the Board of Directors of LAM believes that the initiatives described in this Proxy Statement/Prospectus should have a beneficial effect on the discount at which shares of the Surviving Fund trade. The discount level of the Funds may be different at the time the Merger occurs. For more information, see "Additional Information About The Funds--Discount to Net Asset Value."

    EXPENSES OF THE MERGER. In evaluating the proposed Merger, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, financial adviser fees, legal and accounting fees and proxy solicitation and distribution costs and expenses incurred in connection with the Tender Offer. The estimated total expenses pertaining to the Merger and the Tender Offer are $957,892. The aggregate amount of estimated expenses of the Merger will be allocated equally between the Funds, including the SEC registration fees and the fees for listing additional shares of LAM on the NYSE. However, LAM will be responsible for the estimated expenses of the Tender Offer, and each Fund will be responsible for its pro rata share of the financial advisory fees. This pro rata share will be based on a fraction, the numerator of which is the net assets of the respective Fund as of February 1, 2000 and the denominator of which is the net assets, as of such date, of all the closed-end funds advised by CSAM who have engaged PaineWebber Incorporated, or PaineWebber, as the financial adviser.

    The expenses of the Merger are expected to result in a reduction in LAQ's net asset value per share of approximately $0.06, and a reduction in LAM's net asset value per share of approximately $0.05. The expenses related to the Tender Offer, estimated at $176,000, will reduce the net asset value per share of LAM by approximately $0.03.

                                 EXPENSE TABLE

                                                               LATIN          LATIN          PRO FORMA
                                                              AMERICA        AMERICA        POST-MERGER
                                                               EQUITY       INVESTMENT      AND TENDER
                                                                FUND           FUND          OFFER(1)
                                                              --------      ----------      -----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)..............    NONE           NONE             NONE
Dividend Reinvestment and Cash Purchase Plan Fees...........    $  5(2)        $  5(2)          $  5(2)

ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)(3)
Investment Management Fees..................................    1.25%(4)       1.25%(4)         0.74%(5)
Interest Payments on Borrowed Funds.........................       0              0                0
Other Expenses (6)..........................................    0.97%          0.76%            0.69%
Total Annual Expenses.......................................    2.22%          2.01%            1.43%
Fee Waivers.................................................   (0.08)%        (0.12)%          (0.00)%
Net Expenses (7)............................................    2.14%          1.89%            1.43%

--------------
(1) Assumes that the Tender Offer is fully subscribed.

(2) For optional cash purchases. First-time investors are subject to an initial service charge of $10.

(3) The percentages in the above table expressing annual fund operating expenses are based on the Funds' operating expenses for the year ended December 31, 1999. "Other Expenses" include fees for shareholder services, custody, legal and accounting services, printing costs, the costs involved in communication with shareholders and the costs of regulatory compliance, maintaining corporate existence and the listing of the shares of common stock on the NYSE. These figures do not reflect the expenses of the Merger or the Tender Offer.

(4) The percentages in the above table expressing investment management fees reflect the actual amounts paid by each Fund to the investment advisers before deducting a portion of such fees previously payable to each Fund's former sub-advisers waived by the current investment advisers. CSAM is contractually entitled to receive 1.25% of the first $100 million of LAQ's average weekly net assets and 1.0625% of the first $100 million of LAM's average weekly net assets. SBAM is contractually entitled to receive 0.1875% of the first $100 million of LAM's average weekly net assets. As of July 1, 2000, the investment advisory and sub-advisory fees paid to CSAM and Celfin by both Funds are based on the Funds' market capitalization rather than net assets whenever the stock price is less than net asset value. Had this fee structure been in effect for the year ended December 31, 1999, the investment management fees for LAQ and LAM would have been 0.95% for both Funds. This calculation is based on an average discount of 23.55% and 23.59% for LAQ and LAM, respectively, during 1999. For more information about each Fund's investment management fees, see "Synopsis--Fees and Expenses--The Latin America Equity Fund" and "Synopsis--Fees and Expenses--The Latin America Investment Fund."

(5) Assumes approval of Proposals 3 and 4 and is based on LAQ's average discount of 23.55% for the year ended December 31, 1999. The pro forma investment management fees would be 0.97% and 0.70%, respectively, of average net assets, assuming no discount and the highest discount of 28.02%.

(6) Includes administrative fees.

(7) Net of waivers to which the current investment advisers have voluntarily committed.

    EXAMPLE. The purpose of the following example is to help you understand the costs and expenses you may bear as an investor. This example is based on the level of total annual operating expenses for each Fund listed in the table above (before fee waivers for all years, except the first year), the total expenses relating to a $10,000 investment, assuming a 5% annual return and reinvestment of all dividends and distributions. Shareholders do not pay these expenses directly; they are paid by the Funds before they distribute net investment income to shareholders. This example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the example to assume a 5% annual return, but actual annual returns may vary.

                                                                                             PRO FORMA
                                                LATIN AMERICA        LATIN AMERICA          POST-MERGER
                                                 EQUITY FUND        INVESTMENT FUND       AND TENDER OFFER
                                                -------------       ---------------       ----------------
1 Year........................................      $  217               $  192                $  146
3 Years.......................................      $  687               $  619                $  452
5 Years.......................................      $1,182               $1,072                $  782
10 Years......................................      $2,548               $2,328                $1,713

    PERFORMANCE. The table below provides performance data for periods ended December 31, 1999 based on each Fund's net asset value and market value. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Merger. The eight-year comparison has been included to illustrate the comparative performance of both Funds during a period which closely approximates the period during which both Funds were in existence and LAQ had fully invested the net proceeds of its initial public offering.

                                                                LATIN AMERICA                 LATIN AMERICA
                                                                 EQUITY FUND                 INVESTMENT FUND
                                                           ------------------------      ------------------------
                                                                           AVERAGE                       AVERAGE
                                                           CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                                           ----------      --------      ----------      --------
Net Asset Value      One Year........................         69.38%        69.38%          58.63%        58.63%
                     Three Year......................         15.67%         4.97%          20.25%         6.34%
                     Five Year.......................         11.42%         2.18%          16.68%         3.13%
                     Eight Year......................         92.08%         8.50%         101.84%         9.17%
                     Since Inception (1).............        115.23%         9.83%         343.94%        17.13%

Market Value         One Year........................         75.65%        75.65%          65.69%        65.69%
                     Three Year......................          3.40%         0.03%           8.37%         2.72%
                     Five Year.......................        (15.73)%       (2.11)%         (6.53)%       (1.34)%
                     Eight Year......................         52.83%         5.44%          32.98%         3.62%
                     Since Inception (1).............         48.66%         0.40%         190.92%        12.00%

--------------
(1) LAQ commenced operations on October 30, 1991. LAM commenced operations on August 1, 1990.

                              FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of LAQ and LAM. This information is derived from financial and accounting records of each Fund.

    This information has been audited by PricewaterhouseCoopers LLP, the Funds' independent public accountants, whose reports, along with the Funds' financial statements, are incorporated herein by reference and included in the Funds' Annual Reports to Shareholders. The Annual Reports may be obtained without charge by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916.

                      THE LATIN AMERICA EQUITY FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                  1999       1998       1997       1996       1995
                                                --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period..........  $  10.06   $  17.22   $  16.89   $  14.93   $  17.92
                                                --------   --------   --------   --------   --------
Net investment income.........................      0.06+      0.15       0.15       0.19       0.06
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions................................      6.49      (7.20)++     1.84      1.83      (2.81)
                                                --------   --------   --------   --------   --------
Net increase/(decrease) in net assets
  resulting from operations...................      6.55      (7.05)      1.99       2.02      (2.75)
                                                --------   --------   --------   --------   --------
Dividends and distributions to shareholders:
  Net investment income.......................        --      (0.11)     (0.16)     (0.06)        --
  Net realized gain on investments and foreign
    currency related transactions.............        --         --      (1.50)        --      (0.24)
  In excess of net realized gains.............        --         --         --         --         --
                                                --------   --------   --------   --------   --------
Total dividends and distributions to
  shareholders................................        --      (0.11)     (1.66)     (0.06)     (0.24)
                                                --------   --------   --------   --------   --------
Anti-dilutive impact due to capital shares
  repurchased.................................      0.43         --         --         --         --
Effect of reduction of accrued offering
  costs.......................................        --         --         --         --         --
Dilutive impact due to capital share rights
  offering....................................        --         --         --         --         --
                                                --------   --------   --------   --------   --------
Net asset value, end of period................  $  17.04   $  10.06   $  17.22   $  16.89   $  14.93
                                                ========   ========   ========   ========   ========
Market value, end of period...................  $ 12.625   $  7.188   $ 13.688   $ 14.000   $ 12.875
                                                ========   ========   ========   ========   ========
Total investment return (a)...................     75.65%    (46.63)%    10.29%      9.18%    (25.65)%
                                                ========   ========   ========   ========   ========

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).......  $123,262   $ 86,676   $148,130   $145,230   $128,377
Ratio of expenses to average net assets (c)...      2.14%      2.41%      1.89%      1.69%      2.04%
Ratio of expenses to average net assets,
  excluding fee waivers.......................      2.22%      2.60%      2.02%      1.80%      2.15%
Ratio of expenses to average net assets,
  excluding taxes.............................      2.05%      1.77%      1.65%        --       1.81%
Ratio of net investment income to average net
  assets......................................      0.46%      1.12%      0.77%      1.16%      0.42%
Portfolio turnover rate.......................    161.71%    142.35%    111.83%     43.22%     27.05%

                                                                                            FOR THE PERIOD
                                                                                          OCTOBER 30, 1991*
                                                      FOR THE YEARS ENDED DECEMBER 31,         THROUGH
                                                      ---------------------------------      DECEMBER 31,
                                                        1994        1993        1992             1991
                                                      ---------   ---------   ---------   ------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................  $  22.50    $  14.37     $ 15.44          $ 13.85**
                                                      --------    --------     -------          -------
Net investment income...............................      0.01+       0.11+       0.21             0.06
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions......................................      0.96        8.75        0.43             1.60
                                                      --------    --------     -------          -------
Net increase/(decrease) in net assets resulting from
  operations........................................      0.97        8.86        0.64             1.66
                                                      --------    --------     -------          -------
Dividends and distributions to shareholders:
  Net investment income.............................     (0.17)         --       (0.21)           (0.06)
  Net realized gain on investments and foreign
    currency related transactions...................     (3.10)      (0.75)      (1.32)           (0.01)
  In excess of net realized gains...................        --          --       (0.18)              --
                                                      --------    --------     -------          -------
Total dividends and distributions to shareholders...     (3.27)      (0.75)      (1.71)           (0.07)
                                                      --------    --------     -------          -------
Anti-dilutive impact due to capital shares
  repurchased.......................................        --          --          --               --
Effect of reduction of accrued offering costs.......        --        0.02          --               --
Dilutive impact due to capital share rights
  offering..........................................     (2.28)         --          --               --
                                                      --------    --------     -------          -------
Net asset value, end of period......................  $  17.92    $  22.50     $ 14.37          $ 15.44
                                                      ========    ========     =======          =======
Market value, end of period.........................  $ 17.625    $ 25.625     $14.000          $13.500
                                                      ========    ========     =======          =======
Total investment return (a).........................    (17.78)%     89.35%      16.49%           (2.73)%
                                                      ========    ========     =======          =======

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).............  $153,128    $135,573     $86,359          $92,751
Ratio of expenses to average net assets (c).........      1.94%       2.00%       2.20%            2.35%(b)
Ratio of expenses to average net assets, excluding
  fee waivers.......................................        --          --          --               --
Ratio of expenses to average net assets, excluding
  taxes.............................................      1.70%         --          --               --
Ratio of net investment income to average net
  assets............................................      0.04%       0.63%       1.27%            2.46%(b)
Portfolio turnover rate.............................     68.46%      49.48%      68.70%           11.58%

----------------
*   Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.

+   Based on average shares outstanding.

++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Annualized.

(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

                    THE LATIN AMERICA INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                   1999       1998       1997       1996       1995
                                                 --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...........  $  11.49   $ 18.21    $  19.07   $  17.09   $  20.18
                                                 --------   -------    --------   --------   --------
Net investment income..........................      0.59      0.43        0.11       0.28       0.19
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions.................................      5.44     (6.71)++     1.66       1.93      (3.09)
                                                 --------   -------    --------   --------   --------
Net increase/(decrease) in net assets resulting
  from operations..............................      6.03     (6.28)       1.77       2.21      (2.90)
                                                 --------   -------    --------   --------   --------
Dividends and distributions to shareholders:
  Net investment income........................     (0.50)    (0.45)      (0.21)     (0.23)        --
  Net realized gain on investments and foreign
    currency related transactions..............        --        --       (2.42)        --      (0.19)
  In excess of net realized gains..............        --        --          --         --         --
                                                 --------   -------    --------   --------   --------
Total dividends and distributions to
  shareholders.................................     (0.50)    (0.45)      (2.63)     (0.23)     (0.19)
                                                 --------   -------    --------   --------   --------
Anti-dilutive impact due to capital shares
  repurchased..................................      0.53      0.01          --         --         --
Dilutive impact due to capital share rights
  offering.....................................        --        --          --         --         --
Net asset value, end of period.................  $  17.55   $ 11.49    $  18.21   $  19.07   $  17.09
                                                 ========   =======    ========   ========   ========
Market value, end of period....................  $ 13.063   $ 8.188    $ 14.313   $ 15.750   $ 14.750
                                                 ========   =======    ========   ========   ========
Total investment return (a)....................     65.69%   (39.56)%      8.21%      8.26%    (20.34)%
                                                 ========   =======    ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)........  $115,584   $91,099    $143,358   $150,007   $134,290
Ratio of expenses to average net assets (c)....      1.89%     2.39%       2.46%      1.70%      2.00%
Ratio of expenses to average net assets,
  excluding fee waivers........................      2.01%     2.51%       2.58%      1.82%      2.12%
Ratio of expenses to average net assets,
  excluding taxes..............................      1.85%     1.80%       1.68%        --       1.78%
  Ratio of net investment income to average
    net assets.................................      4.33%     2.91%       0.53%      1.47%      1.10%
Portfolio turnover rate........................    115.42%   172.62%     124.98%     50.21%     38.71%

                                                                                        FOR THE PERIOD
                                                                                        AUGUST 1, 1990*
                                                FOR THE YEARS ENDED DECEMBER 31,            THROUGH
                                            -----------------------------------------    DECEMBER 31,
                                              1994       1993       1992       1991          1990
                                            --------   --------   --------   --------   ---------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......  $  25.73   $  25.36   $  26.05   $  14.24        $ 13.64**
                                            --------   --------   --------   --------        -------
Net investment income.....................      0.09+      0.08       0.24       0.61           0.29
Net realized and unrealized gain/(loss) on
  investments and foreign currency related
  transactions............................      1.29      10.18       1.51      14.66           0.58
                                            --------   --------   --------   --------        -------
Net increase/(decrease) in net assets
  resulting from operations...............      1.38      10.26       1.75      15.27           0.87
                                            --------   --------   --------   --------        -------
Dividends and distributions to
  shareholders:
  Net investment income...................     (0.07)     (0.22)        --      (0.63)         (0.27)
  Net realized gain on investments and
    foreign currency related
    transactions..........................     (4.33)     (8.61)     (2.44)     (2.83)            --
  In excess of net realized gains.........        --      (0.04)        --         --             --
                                            --------   --------   --------   --------        -------
Total dividends and distributions to
  shareholders............................     (4.40)     (8.87)     (2.44)     (3.46)         (0.27)
                                            --------   --------   --------   --------        -------
Anti-dilutive impact due to capital shares
  repurchased.............................        --         --         --         --             --
Dilutive impact due to capital share
  rights offering.........................     (2.53)     (1.02)        --         --             --
                                            --------   --------   --------   --------        -------
Net asset value, end of period............  $  20.18   $  25.73   $  25.36   $  26.05        $ 14.24
                                            ========   ========   ========   ========        =======
Market value, end of period...............  $ 18.750   $ 31.500   $ 24.375   $ 26.500        $11.125
                                            ========   ========   ========   ========        =======
Total investment return (a)...............    (26.63)%    89.45%      2.35%    167.96%        (18.35)%
                                            ========   ========   ========   ========        =======
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)...  $156,673   $140,458   $102,259   $104,435        $57,081
Ratio of expenses to average net
  assets (c)..............................      2.02%      2.06%      2.61%      2.30%          3.27%(b)
Ratio of expenses to average net assets,
  excluding fee waivers...................        --         --         --         --             --
Ratio of expenses to average net assets,
  excluding taxes.........................      1.72%        --       2.31%        --             --
Ratio of net investment income to average
  net assets..............................      0.63%      1.45%      1.15%      2.85%          5.10%(b)
Portfolio turnover rate...................     77.81%     70.17%     55.40%     82.39%         52.49%

----------------
*   Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.31 per share.

+   Based on average shares outstanding.

++ Includes a $0.05 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Annualized.

(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

    Both LAQ and LAM invest in substantially similar Latin American equity securities and, accordingly, are subject to substantially the same investment risks. LAM currently, however, is subject to additional risks due to its investments in Latin American debt securities and its ability to invest a larger portion of its portfolio in lower-rated securities. Upon consummation of the Merger, LAM will no longer be subject to these additional risks, as its investment objective and policies will have changed to conform to LAQ's investment objective and policies. See "Proposal 2 (Latin America Investment Fund Shareholders Only): Approval of Changes in Investment Objective and Fundamental Investment Policy."

    The current investment risks of each of the Funds are described below.

INVESTMENT CONTROLS

    Foreign investment in the securities of Latin American issuers is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Latin American issuers and increase the costs and expenses of each Fund. For example, certain countries:

    - require governmental approval prior to investments by foreign persons,

    - limit the amount of investment by foreign persons in a particular company,

    - limit investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than the classes available for purchase by domiciliaries of the countries, and/or

    - impose additional taxes on foreign investors.

    Certain Latin American countries may also restrict investment opportunities in issuers in industries deemed important to national interests. Some countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

    Delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as restrictions on the Funds' investments, could adversely affect the Funds. Investing in local markets in Latin America may require the Funds to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Funds. If for any reason the Funds were unable to distribute substantially all of their investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Funds would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code. For more information, see "Taxation" in the SAI.

MARKET ILLIQUIDITY; VOLATILITY; SMALLER MARKET CAPITALIZATION

    The securities markets of Latin American countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. At December 31, 1999, the aggregate market capitalizations of listed equity securities on the major exchanges in Argentina (Buenos Aires only), Brazil (Sao Paulo only), Chile (Santiago only), Mexico and Venezuela was approximately US $540.9 billion. By comparison, at December 31, 1999, the market capitalization for the NYSE was approximately US $12.1 trillion. A limited number of persons may hold a high proportion of the shares of many Latin American companies, which may limit the number of shares available for investment by the Funds. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets may also affect each Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to the influence of large investors trading significant blocks of securities or large dispositions of securities resulting from the failure to meet margin calls when due.

    In addition to their smaller size, lesser liquidity and greater volatility, Latin American securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a low level of monitoring and regulation of the markets and the activities of investors in such markets and the enforcement of existing regulations has been extremely limited.
Consequently:

    - other market participants' anticipation of the Fund's investing,

    - trading by persons with material, non-public information, and

    - securities transactions by brokers in anticipation of transactions by the Funds in particular securities can effect the prices for investments acquired by the Funds. Commissions and other transaction costs on most, if not all, Latin American securities exchanges are generally higher than in the United States.

CURRENCY DEVALUATIONS AND FLUCTUATIONS

    The Funds normally invest principally in securities denominated in currencies of Latin American countries. The investment advisers of each Fund generally do not seek to hedge against declines in the value of that Fund's non-dollar denominated portfolio securities resulting from currency devaluations or fluctuations. Accordingly, a change in the value of currencies in which each Fund's investments are denominated against the U.S. dollar will result in a corresponding change in the U.S. dollar value of each Fund's assets. This change will also affect each Fund's income and net asset value. The Funds compute income on the date of its receipt by the respective Fund at the exchange rate in effect with respect to the relevant currency on that date. Each Fund pays most expenses and makes distributions necessary to maintain its status as a regulated investment company for U.S. federal income tax purposes in U.S. dollars. In order to pay such expenses and make such distributions each Fund may have to liquidate securities denominated in one or more of the currencies of the Latin American countries in which each Fund invests. If the value of a currency in which the securities so liquidated are denominated declines relative to the U.S. dollar between the time when the income or a dollar-denominated expense item is accrued and the date when the expense is paid or the distribution is made, the Fund may have to liquidate more investment securities than would otherwise have been the case. There can be no assurance that the Funds will be able to liquidate securities for these purposes, but the Funds are permitted to borrow money to pay expenses outside of Latin America and to make distributions required to maintain their status as regulated investment companies for U.S. tax purposes.

    Many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have at times been made in certain of these currencies. The following table provides, for the periods and dates indicated, historical exchange rates per U.S. dollar for the Latin American currencies listed.

                         EXCHANGE RATES PER U.S. DOLLAR

                                                    ARGENTINE      BRAZILIAN
                                                      PESOS     CRUZEIROS REALS   CHILEAN       MEXICAN
                                                       (1)            (2)          PESOS     NEW PESOS (3)
                                                    ---------   ---------------   --------   -------------
1990
End of period.....................................    .55850         .0064         336.86         2.95
Average of period.................................    .48759         .0025         304.90         2.81
1991
End of period.....................................    .99850         .0389         374.87         3.07
Average of period.................................    .95355         .0148         349.22         3.02
1992
End of period.....................................    .99050         .4505         382.33         3.12
Average of period.................................    .99064         .1641         362.58         3.09
1993
End of period.....................................    .99850          .119         431.04       3.1059
Average of period.................................    .99895          .032         404.17       3.1156
1994
End of period.....................................    .99950          .846         404.09       5.3250
Average of period.................................    .99901          .639         420.18       3.3751
1995
End of period.....................................   1.00000          .973         407.13       7.6425
Average of period.................................    .99975          .918         396.77       6.4194
1996
End of period.....................................    .99950         1.039         424.97       7.8509
Average of period.................................    .99966         1.005         412.27       7.5994
1997
End of period.....................................    .99950         1.116         439.81       8.0833
Average of period.................................    .99950         1.078         419.30       7.9185
1998
End of period.....................................    .99950         1.209         473.77       9.8650
Average of period.................................    .99950         1.161         460.29       9.1360
1999
End of period.....................................    .99950         1.789         530.07       9.5143
Average of period.................................    .99950         1.815         508.78       9.5604
MARCH 31, 2000
End of period.....................................    .99950         1.747         505.81       9.2331
Average of period.................................    .99950         1.742         505.54       9.2959

--------------
(1) On January 1, 1992, the Argentine peso replaced the austral at a value of one Argentine peso per 10,000 australes.
(2) On August 1, 1993, the Brazilian cruzeiro real replaced the cruzeiro at a value of one Brazilian cruzeiro real per 1,000 cruzeiros.
(3) On January 4, 1993, the Mexican new peso replaced the peso at a value of one Mexican new peso per 1,000 pesos.

    SOURCES: International Monetary Fund, INTERNATIONAL FINANCIAL STATISTICS YEARBOOK (Washington, D.C., 1999) for 1990-1992 data and International Monetary Fund, INTERNATIONAL FINANCIAL STATISTICS (Washington, D.C., May 2000) for 1993-March 31, 2000 data.

CURRENCY HEDGING

    CSAM generally does not seek to hedge against a decline in the value of either Fund's non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. The Funds will be subject to risk of changes in the value of the Latin American currencies in which their assets are denominated in relation to the U.S. dollar unless they engage in currency hedging transactions. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. The Funds may, from time to time, seek to protect, during the period prior to the remittance, the value of the amount of interest, dividends and net realized capital gains received or to be received in a local currency that they intend to remit out of a Latin American country. The Funds seek this protection by investing in U.S. dollar-denominated debt securities of the Latin American country and/or participating in the forward currency market for the purchase of U.S. dollars in that country. There can be no guarantee that efforts to hedge against a currency devaluation or fluctuation will be effective or that suitable U.S. dollar-denominated investments will be available at the time when CSAM wishes to use them to hedge amounts to be remitted. Moreover, shareholders should be aware that:

    - dollar-denominated securities may not be available in some or all Latin American countries,

    - the forward currency market for the purchase of U.S. dollars in most, if not all, Latin American countries is not highly developed, and

    - in certain Latin American countries no forward market for foreign currencies currently exists or such market may be closed to investment by the Funds.

INFLATION

    Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain Latin American countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries. The following table shows annual percentage changes in consumer price indices of Argentina, Brazil, Chile and Mexico for the periods shown.

            CONSUMER PRICE INFLATION: % CHANGE OVER PREVIOUS PERIOD

                                                              ARGENTINA    BRAZIL     CHILE      MEXICO
                                                              ---------   --------   --------   --------
1994........................................................     3.9%     2,075.9%     9.0%        7.1%
1995........................................................     1.6         66.0      8.2        52.0
1996........................................................     0.2         15.8      6.6        27.7
1997........................................................     0.3          6.9      6.0        15.7
1998........................................................     0.7          3.2      4.7        18.6
1999........................................................    (1.2)         4.9      2.3        12.3

--------------

SOURCES: For Argentina: INDEC (Republic of Argentina 1998 Annual Report, Form 18-K Exhibit D); The Economist Intelligence Unit Ltd., February 2000, EIU Country Risk Service (citing Bloomberg Financial Services).

       For Brazil: International Monetary Fund, INTERNATIONAL FINANCIAL STATISTICS YEARBOOK (Washington, D.C., 1999) and International Monetary Fund, INTERNATIONAL FINANCIAL STATISTICS (Washington, D.C., March 2000).

       For Chile: Economic Intelligence Unit, Country Data for Chile; Central Bank of Chile, "The Central Bank of Chile and the Economy," February 2000.

       For Mexico: Bank of Mexico; Instituto Nacional de Estradica Geografia E Informatica, Mexico.

ECONOMIC AND POLITICAL RISKS

    The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in several respects, including:

    - general development,

    - wealth distribution,

    - rate of inflation,

    - volatility of the rate of growth of gross domestic product,

    - capital reinvestment,

    - resource self-sufficiency, and

    - balance of payments position.

    Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country. As a result, government actions in the future could have a significant effect on economic conditions in a Latin American country, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in each Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other developments, such as military coups, have occurred in the past in certain Latin American countries. These conditions or events could adversely affect the assets of each Fund held in particular Latin American countries should they recur. Each Fund may also experience greater difficulty in its ability to protect and enforce its rights against governmental and private entities in certain Latin American countries.

    Since 1982, some Latin American countries, including Argentina, Brazil, Chile and Mexico, have experienced difficulty servicing their Sovereign Debt obligations. As a result, some of these countries have entered into agreements to restructure these debts, in particular commercial bank loans, typically by rescheduling principal payments, reducing interest rates and principal amounts and extending new credit to finance interest payments on existing debt. Some Latin American governmental issuers have not made payments of interest on or principal of their debt obligations as such payments have come due. Obligations arising from past restructuring agreements have affected, and those arising from future restructuring agreements may affect, the economic performance and political and social stability of certain Latin American countries.

REPORTING STANDARDS

    Companies in Latin America are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. The assets and profits appearing on the financial statements of a Latin American company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, data concerning Latin American securities may be materially affected by restatements for inflation and may not accurately reflect the real conditions of companies and securities markets. There is often substantially less publicly available information about Latin American companies and the governments of Latin American countries than there is about U.S. companies and the U.S. Government. These risks are generally magnified in the case of investments in non-publicly traded securities.

TAXATION

    Taxation of dividends, interest and capital gains received by non-residents varies among Latin American countries and, in some cases, is comparatively high. In addition, Latin American countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Funds could in the future become subject to local tax liability that the Funds may not have reasonably anticipated in conducting their investment activities or valuing their assets.

LITIGATION

    The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

FRAUDULENT SECURITIES

    It is possible, particularly in Latin American markets, that the Funds may purchase securities that may subsequently be found to be fraudulent or counterfeit and as a consequence could result in losses.

SETTLEMENT RISKS

    Settlement systems in Latin America markets are generally less well organized than in developed markets. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made before receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in losses for the Funds. The Funds will seek, where possible, to use reputable financial institutions to reduce this risk. However, there can be no certainty that the Funds will be able to use banks or brokers with reputable financial status to reduce this risk. Moreover, there can be no certainty that the Funds will be successful in eliminating this risk, particularly as banks or brokers operating in Latin American markets frequently lack the substance or financial resources of those in more developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund.

SOVEREIGN DEBT

    Some Latin American countries are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. At times these Latin American countries have declared moratoria on the payment of principal and/or interest on external debt.

    Trading in Sovereign Debt involves a high degree of risk. The issuer of the Sovereign Debt or governmental authorities that control the repayment of Sovereign Debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors:

    - its cash flow situation,

    - the extent of its foreign reserves,

    - the availability of sufficient foreign exchange on the date a payment is due,

    - the relative size of the debt service burden to the economy as a whole,

    - the sovereign debtor's policy towards the International Monetary Fund, or IMF, and

    - the political constraints to which a sovereign debtor may be subject.

    Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also depend on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make these disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of the debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

    Holders of Sovereign Debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. No bankruptcy proceeding exists by which Sovereign Debt on which a sovereign has defaulted may be collected in whole or in part.

    The Sovereign Debt instruments in which the Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Standard & Poor's Ratings Group, or S&P, or Moody's Investors Service, Inc., or Moody's. These securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk to adverse conditions. Some Sovereign Debt, which may not pay interest currently or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of some Sovereign Debt obligations because there may be a thin trading market for these securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that these securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and each Fund's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration of the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing each Fund's portfolio and calculating its net asset value. The market value of lower quality securities, such as Sovereign Debt, may be less sensitive to interest rate changes but more sensitive to adverse economic changes than that of higher quality securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

    Currently, the Latin America Equity Fund (and upon consummation of the Merger, the Surviving Fund) may invest up to 20% of its assets in corporate and government debt securities of Latin American issuers including assignments of and participations in loans. In accordance with this limitation, the Fund may invest in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions represented in each case by one or more lenders acting as agent of the several lenders. The agent is frequently the commercial bank that originated the loan on behalf of the several lenders and is primarily responsible for negotiating the loan agreement or agreements relating to the loan. In larger transactions it is common to have several agents, although only one agent typically has primary responsibility for documentation and administration of the loan.

    The Fund may also invest in participations, or Participations, in loans and may purchase assignments, or Assignments, of portions of loans from third parties. It is expected that the majority of the Fund's investments in loans will be in Assignments and Participations of new loans.

    Loan agreements may include various restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of the lenders to receive timely payments of interest on and repayment of principal of the loans. Restrictive covenants in loan agreements may include mandatory prepayment provisions arising from excess cash flow and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of the covenants, if not waived by the lenders, is generally an event of default under the applicable loan agreement and may give the lenders the right to accelerate principal and interest payments. The Fund's investment advisers will consider the terms of any restrictive covenants, as well as the performance history of the loans, in deciding whether to invest in loans for the Fund's portfolio.

    The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund normally will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender selling the Participation. In the event of the insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender, and may not benefit from any set-off between the lender and the borrower. The Fund will acquire Participations only if the lender interpositioned between the Fund and the borrower is deemed by the Fund's investment adviser to be creditworthy.

    The Fund may also purchase Assignments from lenders under which it will succeed to all the rights and obligations under the loan agreement of the assigning lender and become a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

INVESTMENTS IN NON-PUBLICLY TRADED SECURITIES

    Although the Funds invest primarily in Latin American equity securities of publicly traded companies, they may, subject to local investment limitations, invest in unlisted Latin American equity securities, including investments in new and early stage companies. Investments in unlisted equity securities may involve a high degree of business and financial risk and may result in substantial losses. Currently, LAQ may invest up to 10% of its assets, and LAM may invest up to 25% of its assets, in unlisted equity securities. No liquid trading market typically exists for these investments, and, as such, the Funds may take longer to liquidate these positions than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Funds. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies with publicly traded securities.

OPERATING EXPENSES

    Each Fund's annual operating expenses are higher than those of many other investment companies of comparable size. However, management of each Fund believes these operating expenses are comparable to expenses of other closed-end management investment companies that invest primarily in the securities of countries in a single geographic region.

MARKET VALUE AND NET ASSET VALUE

    Shares of closed-end investment companies frequently trade at a discount from net asset value. Trading at a discount is a risk separate and distinct from the risk that the net asset value of each Fund will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time because for those shareholders, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Although each Fund's shares have at times been traded in the market above net asset value, since the commencement of each Fund's operations, each Fund's shares have generally traded in the market at a discount to net asset value. Neither Fund's shares are subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares in the Funds on any exchange where such shares are then listed at the then current market value, which may differ from the then current net asset value.

NON-DIVERSIFIED STATUS

    Each Fund is classified as a non-diversified investment company under the Investment Company Act. Non-diversified investment companies are not limited by the Investment Company Act in the proportion of assets that may be invested in the securities of a single issuer. Each Fund, however, is subject to local laws which limit investments in a single issuer and the diversification requirements imposed by the Code for qualification as a regulated investment company. As a non-diversified investment company, each Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities.

CHARTER PROVISIONS

    Certain provisions of each Fund's Articles of Incorporation and By-Laws may inhibit that Fund's possible conversion to open-end status and limit the ability of other persons to acquire control of the Fund's Board of Directors. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

    ORGANIZATION. LAQ and LAM are both closed-end, non-diversified management investment companies registered under the Investment Company Act. Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by CSAM, formerly known as BEA Associates, except that SBAM manages the debt securities portfolio of LAM. The shares of common stock of each Fund are listed and trade on the NYSE under the symbols "LAQ" and "LAM", respectively. Upon the Effective Date, LAM's name will change to "The Latin America Equity Fund, Inc." and after the Merger, the Surviving Fund's shares will trade on the NYSE under the symbol "LAQ", while LAQ's shares will be delisted and LAQ will cease to exist.

    The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although currently the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

    PROPOSED CHANGE IN INVESTMENT OBJECTIVE AND POLICIES. LAM shareholders are being asked to approve changes in LAM's investment objective and fundamental investment policy to permit the Surviving Fund, under normal conditions, to invest substantially all, and at least 80%, of its total assets in Latin American equity securities. LAM currently invests substantially all, and at least 65%, of its total assets in Latin American debt and equity securities. In addition, LAM's Board of Directors has agreed to modify the Surviving Fund's current non-fundamental investment policies to conform to the investment policies of LAQ. See "Proposal 2 (Latin America Investment Fund Shareholders
Only): Approval of Changes in Investment Objective and Fundamental Investment Policy."

    CURRENT INVESTMENT OBJECTIVES. Long-term capital appreciation is the principal investment objective of each Fund. LAQ seeks to achieve this objective by investing primarily in Latin American equity securities, while LAM seeks to achieve this objective by investing primarily in Latin American debt and equity securities. The investment objective is a fundamental policy of each Fund and cannot be changed without the approval of the holders of a "majority of each Fund's outstanding voting securities," as defined above under "General."

    No assurance can be given that either Fund's investment objective will be achieved.

    COMPARISON OF CURRENT INVESTMENT POLICIES. While each Fund seeks long-term capital appreciation as its principal objective, each Fund seeks to achieve this objective in different ways. The following table highlights the differences between the Fund's investment objectives and policies:

    INVESTMENT OBJECTIVES
        AND POLICIES                          LAQ                              LAM
Fundamental Investment Policy    Substantially all, and at        Substantially all, and at
                                 least 80%, of total assets       least 65%, of total assets
                                 invested in equity securities    invested in debt and equity
                                                                  securities
Principal Countries Invested     Argentina, Brazil, Chile and     Brazil, Chile and Mexico
in                               Mexico
% of Assets That May Be          Up to 20%                        A substantial portion
Invested in Corporate and
Debt Securities

    INVESTMENT OBJECTIVES
        AND POLICIES                          LAQ                              LAM
% of Assets That May Be          Not more than 15%                Not more than 35%
Invested in Lower-quality or
Unrated Debt Securities
% of Assets That May Be          Not to exceed 15%                Not to exceed 30%
Invested in Sovereign Debt
% of Assets That May Be          Up to 10%                        Up to 25% (including
Invested in Unlisted Equity                                       investments in new and early
Securities                                                        stage companies)

    LAQ's policy under normal market conditions is the investment of substantially all, and at least 80%, of its total assets in Latin American equity securities. LAM's policy under normal market conditions is the investment of substantially all, and at least 65%, of its total assets in Latin American debt and equity securities. These policies and the investment limitations are described in the SAI under the caption "Investment Restrictions" and are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities. All other policies and percentage limitations of each Fund as described below may be modified by that Fund's Board of Directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

    Both Funds define Latin American equity securities as:

    - equity securities of companies organized in a Latin American country or for which the principal trading market is in Latin America,

    - equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America,

    - equity securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Latin America or sales made in Latin America, and

    - Latin American equity securities in the form of depositary shares.

    In addition, LAM's definition of Latin American debt securities includes debt securities that have the characteristics enumerated above for equity securities as well as securities issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, or the central bank of that country.

    For purposes of this Proxy Statement/Prospectus and the SAI, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. The Funds' definition of Latin American securities may also include securities of companies that have characteristics and business relationships common to companies in other geographic regions. As a result, the value of the securities of these companies may reflect economic and market forces in other regions as well as in Latin America.

    LAQ invests primarily in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. Although the Fund expects, under normal market conditions, to invest at least 80% of its assets in equity securities in these four countries, the portion of its holdings in any Latin American country will vary from time to time.

    LAM invests primarily in listed securities in Brazil, Chile and Mexico. The Fund expects, under normal market conditions, to invest at least 65% of its assets in debt and equity securities in these three countries.

    The government of some Latin American countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. CSAM believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

    LAQ may also invest up to 20% of its assets in corporate and government debt securities of Latin American issuers, and LAM may invest a substantial portion of its assets in Latin American debt securities, when CSAM, in the case of LAQ, or CSAM and SBAM, in the case of LAM, believe that it is appropriate to do so in order to achieve capital appreciation. Latin American equity securities in which the Funds may invest consist predominantly of:

    - common stock,

    - preferred stock, and

    - to a limited extent, convertible securities and warrants.

    Latin American debt securities that the Funds may acquire include:

    - bonds,

    - notes and debentures of any maturity of Latin American governments,

    - obligations of Latin American governments' agencies, instrumentalities and central banks, and

    - obligations of banks and other companies of Latin American countries determined by CSAM to be suitable investments for each Fund (including repurchase agreements with respect to obligations of the governments or central banks of Latin American countries).

In addition, LAQ may acquire Assignments of, and Participations in, loans as such terms are defined under "Risk Factors and Special Considerations--Loan Participations and Assignments."

    CSAM may invest in securities that it determines to be suitable investments for each Fund regardless of such securities' ratings. LAQ may not, however, invest more than 15% of its assets, and LAM may not invest more than 35% of its assets, in debt securities that are determined by CSAM to be comparable to securities rated below investment grade by S&P or Moody's. The Funds' holdings of lower-quality or unrated debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's.

    Sovereign Debt are external debt obligations issued or guaranteed by Latin American governments or governmental entities. The willingness or ability of such governmental issuer or guarantor to repay principal and interest due in a timely manner may be affected by, among other factors:

    - its cash flow situation,

    - the extent of its foreign reserves,

    - the availability of sufficient foreign exchange on the date a payment is due,

    - the relative size of the debt service burden as to the economy as a whole,

    - the sovereign debtor's policy towards the IMF, and

    - the political constraints to which a sovereign debtor may be subject.

See "Risk Factors and Special Considerations--Sovereign Debt."

    Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. Both Funds intend to acquire Sovereign Debt of Latin American issuers to hold and trade in appropriate circumstances, as well as to use to participate in Latin American debt conversion programs. The portion of the Latin American Equity Fund's assets invested in Sovereign Debt is not normally expected to exceed 15% of its total assets. The portion of LAM's assets invested in Sovereign Debt is not normally expected to exceed 30% of its total assets.

    TEMPORARY INVESTMENTS. Each of the Funds may, for cash management purposes, invest up to 25% of its assets in certain short-term instruments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments.

    Each Fund may invest in the following short-term instruments:

    - obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

    - bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

    - floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

    - obligations of U.S. corporations that are rated no lower than A-2 by S&P or P-2 by Moody's or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by CSAM, and

    - shares of money market funds that are authorized to invest in short-term instruments described above.

    Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. The Funds will enter into repurchase agreements regarding U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and regarding securities issued by the governments of Latin American countries, their agencies or instrumentalities, with creditworthy parties in accordance with established procedures. For a more detailed description of each Fund's Temporary Investments, see "Investment Objective and Policies--Temporary Investments" in the SAI.

    CURRENCY TRANSACTIONS. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. Each Fund will be subject to the risk of changes in value of the Latin American currencies in which their assets are denominated, unless they engage in hedging transactions. For a more detailed description of each Fund's currency transactions, see "Comparison of Investment Objectives and Policies--Currency Transactions" in the SAI.

    PORTFOLIO TURNOVER RATE. Neither Fund engages in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. It is not anticipated that the annual portfolio turnover rate of LAQ following the Merger will exceed 150%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. LAQ's portfolio turnover rates for the fiscal years ended December 31, 1999 and 1998 were 161.71% and 142.35%, respectively. LAM's portfolio turnover rates for the fiscal years ended December 31, 1999 and 1998 were 115.42% and 172.62%, respectively. The higher LAM portfolio turnover rate for the fiscal year ended December 31, 1998 is attributable to the Fund's increased investment in fixed income securities. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

    BORROWING. Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless, both Funds are authorized to borrow money from banks for the following reasons:

    - for temporary or emergency purposes,

    - for such short-term credits as may be necessary for the clearance or settlement of transactions,

    - to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

    - to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Code, or

    - to pay Fund expenses outside of Latin America, and not for the purpose of leveraging.

In no event may borrowings by either Fund exceed 33-1/3% of that Fund's total assets (not including the amount borrowed). Neither Fund will make additional investments when borrowings exceed 5% of that Fund's total assets. Either Fund may pledge its assets to secure such borrowings. Collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

    FUNDAMENTAL POLICIES. Each Fund has "fundamental" investment policies which may not be changed without the prior approval of the holders of a majority of each Fund's outstanding voting securities, and "non-fundamental" investment policies which may be modified by each Fund's Board of Directors if, in the reasonable exercise of its business judgment, the Board determines that modification is necessary or appropriate to carry out that Fund's investment objective. Following is a description of certain of the Funds' current fundamental investment policies which are substantially similar:

    1. Neither Fund may invest more than 25% of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.

    2. Neither Fund may issue senior securities, borrow money or pledge its assets, except that either Fund may borrow from a lender for the reasons specified above under "--Borrowing."

    3. Neither Fund may lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans, and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

    4. Neither Fund may make short sales of securities or maintain a short position in any security.

    5. Neither Fund may purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

    6. Neither Fund may underwrite securities of other issuers, except insofar as either Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

    7. Neither Fund may purchase or sell commodities or real estate, except that either Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

    8. Neither Fund may make investments for the purpose of exercising control over, or management of, the issuers of any securities.

    In addition to the foregoing restrictions, each Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain Latin American countries in which it invests.

    Under the Investment Company Act, neither Fund may:

    - invest more than 5% of its total assets in the securities of any one investment company, nor

    - acquire more than 3% of the outstanding voting securities of any such company.

    In addition, the Funds may not invest more than 10% of their total assets in securities issued by all investment companies. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the company's advisory, sub-advisory and administrative fees with respect to assets so invested.

                       UNITED STATES FEDERAL INCOME TAXES

    The following is a brief summary of certain United States federal income tax issues that apply to each Fund. Shareholders should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of each Fund's shares, as well as tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

    Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company, or RIC, for each taxable year under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders.

    Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryovers. The Funds currently expect to distribute any such excess annually to their shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax, currently at a rate of 35%, on the amount retained. In that event, that Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who:

    - will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount,

    - will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

    - will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

    Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the electing Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

    Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

    Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid, or that are treated as having been paid, by that Fund to its shareholders during the preceding taxable year. For a more detailed discussion of tax matters affecting each Fund and its shareholders, including a discussion of Latin American taxes, see "Taxation" in the SAI.

                          INFORMATION ABOUT THE MERGER

    GENERAL. Under the Plan, LAQ will merge with and into LAM on the Effective Date. As a result of the Merger and on the Effective Date:

    - LAQ will no longer exist,

    - LAM will be the surviving corporation, and

    - LAM will change its name to "The Latin America Equity Fund, Inc." and will adopt LAQ's investment objective and policies.

    LAQ will then:

    - deregister as an investment company under the Investment Company Act,

    - cease its separate existence under Maryland law,

    - remove its shares of common stock from listing on the NYSE, and

    - withdraw from registration under the Securities Exchange Act of 1934, or the Securities Exchange Act.

    Each share of outstanding stock of LAQ will convert into an equivalent dollar amount of full shares of stock of the Surviving Fund, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. The Surviving Fund will not issue any fractional shares to LAQ shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of LAQ in proportion to their fractional shares. No sales charge or fee of any kind will be charged to LAQ shareholders in connection with their receipt of common stock of the Surviving Fund in the Merger.

    The Merger is expected to occur shortly after completion of the Tender Offer. Under Maryland law, shareholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds' shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the shareholders of the Funds will be bound by the terms of the Merger. However, any shareholder of either Fund may sell his or her shares of common stock at any time prior to the Merger on the NYSE.

    The Plan may be terminated and the Merger abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective Date:

    - by the mutual written consent of the Board of Directors of each Fund, or

    - by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived.

If the Merger has not been consummated by December 31, 2000, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Board of Directors of each Fund.

    REASONS FOR THE MERGER. The Board of Directors of each Fund considered and unanimously approved the proposed Merger at separate meetings of each Board held on July 24, 2000. All of the Directors of each Fund were present at the meeting in person. For the reasons discussed below, the Board of Directors of each Fund, including Non-interested Directors of each Fund, after consideration of the potential benefits of the Merger to the shareholders of that Fund and the expenses expected to be incurred by that Fund in connection with the Merger, unanimously determined that:

    - the interests of the existing shareholders of that Fund will not be diluted as a result of the proposed Merger, and

    - the proposed Merger is in the best interests of that Fund.

    Each Board of Directors has, over the years, discussed the significance of the existence of the discount to net asset value at which each Fund's shares have traded on the NYSE and the impact on shareholders of the discount. Each Board has discussed and considered various alternative strategies to address the discount, including instituting share repurchases, combining with other funds, converting to an open-end format, or liquidating. The Directors of each Fund, however, have consistently concluded that it was in the best interests of each Fund and its shareholders to maintain the current closed-end format, because, in the view of the Boards and of CSAM, the closed-end format is the most appropriate investment vehicle for participating in the Latin American equities markets. In CSAM's view, many attractive equity investment opportunities in Latin America have been and continue to be found in the small-capitalization and less liquid sectors of those markets. The Board of Directors of each Fund believes that the long-term performance of each Fund supports this view.

    In the context of each Board's ongoing consideration of the impact of the market price discount on each Fund and its shareholders, the Non-interested Directors of each Fund retained PaineWebber, as financial adviser, to assist in this process and requested that PaineWebber evaluate possible alternatives to address these concerns and otherwise enhance shareholder value. The Boards further requested that, in evaluating the possible alternatives, PaineWebber take into consideration the interests of all shareholders.

    The alternatives available to the Funds, including a full range of alternatives that has been reviewed in the past discussions of the discount issue, were considered at meetings of each Board of Directors held on February 8, 2000, April 6, 2000, May 8, 2000, June 27, 2000 and July 24, 2000. After
consideration of these alternatives, PaineWebber proposed, and the Board of Directors of each Fund approved, the course of action described below. Morrison & Foerster, counsel to the Non-interested Directors of the Funds, assisted the Non-interested Directors in their consideration of these matters. Willkie Farr & Gallagher, counsel for the Funds and CSAM, also assisted the Funds in their consideration of these matters.

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF EACH FUND, THE MERGER SERVES THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS.

    In deciding to approve the course of action described below, the Non-interested Directors considered many factors, including, but not limited to, market information, analyses and advice provided to them by PaineWebber. In addition, in considering the merits of the proposed Merger, the Boards also considered the larger asset size of the combined Fund relative to each constituent Fund standing alone, the newly revised fee structure and the potential for economies of scale that may result from the larger asset size of the combined Fund. Based on data presented by PaineWebber and CSAM, the Board of Directors of each Fund believes that a combination of the Funds may result in a total operating expense ratio that will be lower than the total operating expense ratio of either Fund currently.

    The Boards also considered whether a larger asset base would provide benefits in portfolio management. After the Merger, the Surviving Fund may be better able to diversify portfolio equity holdings and thereby mitigate risks, while participating in more equity investment opportunities. In addition, a larger asset size could result in a more liquid trading market for shares of the Surviving Fund than either Fund currently enjoys separately, which might have a positive impact on the discount at which each Fund's shares have tended to trade. Further, the Merger itself should focus the attention of a wider circle of securities analysts on the Surviving Fund, and after the Merger, may facilitate securities analysts' following of this Fund because the Merger may eliminate confusion in the marketplace that results from two funds with the same objective, similar policies and similar names managed by the same adviser.

    THERE CAN BE NO GUARANTEE THAT ANY OF THESE POTENTIAL BENEFICIAL RESULTS WILL BE REALIZED.

    The Board of Directors of each Fund, in declaring advisable and recommending the proposed Merger, also considered the following:

    (1) the capabilities and resources of CSAM and its affiliates in the areas of investment management and shareholder servicing;

    (2) expense ratios and information regarding fees and expenses of the Funds, both currently and on a pro forma basis;

    (3) the terms and conditions of the Merger and whether it would result in dilution of the interests of each Fund and its existing shareholders;

    (4) the compatibility of each Fund's portfolio securities, investment objective, policies and restrictions;

    (5) the tax consequences to each Fund and its shareholders in connection with the Merger; and

    (6) the anticipated expenses of the Merger.

    In reviewing issues relating to the structure of the Merger and the selection of the surviving corporation in the Merger, each Board also considered information provided to them by CSAM and PaineWebber concerning:

    - the comparative performance records of the two Funds,

    - public and market perception of the two Funds,

    - the relative size of the two Funds,

    - the investment policies, strategies and personnel CSAM intends to utilize in managing the merged fund, and

    - PaineWebber's recommendation that the investment objective and policies of the Surviving Fund be those of LAQ.

    In evaluating the comparative fee and expense structures of the two Funds, the Boards noted that CSAM has agreed, effective July 1, 2000, to voluntarily waive that portion of the investment advisory fee payable by LAM to the level that would be obtained if the fee was based on the average weekly market value of the Fund's outstanding shares rather than the average weekly net asset value, whenever the Fund's shares are trading at a discount to net asset value. The Board of Directors of LAM recommends that the shareholders of the Fund approve a new investment advisory agreement and a new investment sub-advisory agreement, both of which, among other changes, will formalize this new fee calculation. For more information about the new investment advisory agreement, see "Proposal 3 (Latin America Investment Fund Shareholders Only): Approval of New Investment Advisory Agreement" and for more information about the new investment sub-advisory agreement, see "Proposal 4 (Latin America Investment Fund Shareholders Only): Approval of New Investment Sub-Advisory Agreement."

    Finally, each Board considered the impact of the breakpoints in the investment advisory fee in the context of the Surviving Fund's larger asset base. Assuming the Tender Offer is fully subscribed and Proposals 3 and 4 are approved and based on the market value of LAM and the net asset values of each Fund as of June 30, 2000, the blended investment advisory fee (after fee waivers) using the breakpoints would be 0.74% of the Surviving Fund's average weekly net assets.

    Based on the factors discussed above, the Board of Directors of each Fund concluded that the expenses of the Merger are outweighed by the benefits that are anticipated to be derived from the Merger. In addition, the Boards of each Fund, including the Non-interested Directors of each Fund, have unanimously concluded that:

    - the Merger is in the best interests of each respective Fund, and

    - the interests of existing shareholders of each respective Fund will not be diluted as a result of the transactions contemplated by the Plan.

    TERMS OF THE MERGER AGREEMENT. The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, attached hereto as Exhibit A.

    At the Effective Date, each share of common stock of LAQ will convert into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock of the Surviving Fund, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Effective Date. The Surviving Fund will not issue any fractional shares to LAQ shareholders. In lieu thereof, the Surviving Fund will purchase all fractional shares at the current net asset value of the shares and remit the cash proceeds to former shareholders of LAQ in proportion to their fractional shares.

    For purposes of valuing assets in connection with the Merger, the assets of LAQ will be valued pursuant to the principles and procedures consistently utilized by LAM, which principles and procedures are also utilized by LAQ in valuing its own assets and determining its own liabilities. As a result, it is not expected that LAM's valuation procedures as applied to LAQ's portfolio securities will result in any difference from the valuation that would have resulted from the application of LAQ's valuation procedures to such securities. The net asset value per share of common stock of the Surviving Fund will be determined in accordance with these principles and procedures, and the Surviving Fund will certify the computations involved. The net asset value per share of each Fund will not be adjusted to take into account differences in unrealized gains and losses.

    The Surviving Fund will issue separate certificates or share deposit receipts for common stock of the Surviving Fund to shareholders of LAQ. The Surviving Fund will deliver these certificates or share deposit receipts representing shares of common stock of the Surviving Fund to Fleet National Bank c/o EquiServe, L.P., as the transfer agent and registrar for common stock of the Surviving Fund. The Surviving Fund will not permit any LAQ shareholder to receive new certificates representing shares of common stock of the Surviving Fund until this shareholder has surrendered his or her outstanding certificates representing shares of the common stock of LAQ or, in the event of lost certificates, posted adequate bond. LAQ will request its shareholders to surrender their outstanding certificates representing shares of the common stock of LAQ or post adequate bond therefor. Dividends payable to holders of record of shares of the Surviving Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of LAQ will be paid to such shareholder, without interest; however, such dividends will not be paid unless and until such shareholder surrenders his or her stock certificates of LAQ for exchange.

    PLEASE DO NOT SEND IN ANY STOCK CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE MERGER, SHAREHOLDERS OF EACH FUND WILL BE FURNISHED WITH INSTRUCTIONS FOR EXCHANGING THEIR STOCK CERTIFICATES FOR STOCK CERTIFICATES OF THE SURVIVING FUND.

    The net asset value of shares of the Surviving Fund received by LAQ shareholders plus the cash amounts received upon the purchase of fractional share interests by the Surviving Fund will equal the net asset value of the LAQ shares exchanged.

    The Plan provides, among other things, that the Merger will not take place without:

    - the requisite approval of the shareholders of LAQ and LAM,

    - approval by the SEC of an exemptive application filed by LAQ and LAM with respect to the Merger, if necessary, and

    - effectiveness of a Registration Statement on Form N-14.

    The Plan may be terminated at any time prior to the Effective Date by mutual agreement of each Fund's Board of Directors or by either Fund if the other has violated a condition of the Plan. The Plan will automatically terminate after December 31, 2000 if the Merger has not been consummated, unless such time is extended by mutual agreement of the Board of Directors of each Fund.

    The Plan may be amended, modified or supplemented by mutual agreement of LAM and LAQ. However, no amendments which would have the effect of changing the provisions for determining the number of shares issued to LAQ shareholders will be permitted following the special meeting unless those shareholders consent to the amendment.

    EXPENSES OF THE MERGER. In evaluating the proposed Merger, CSAM has estimated the amount of expenses the Funds would incur, including NYSE listing fees, SEC registration fees, financial adviser fees, legal and accounting fees and proxy and distribution costs and expenses incurred in connection with the Tender Offer. The estimated total expenses pertaining to the Merger and the Tender Offer are $957,892. For more information about the expenses of the Merger, see "Synopsis--Expenses of the Merger."

    The expenses of the Merger are expected to result in a reduction in LAQ's net asset value per share of approximately $0.06, and a reduction in LAM's net asset value per share of approximately $0.05. The expenses related to the Tender Offer, estimated at $176,000, will reduce the net asset value per share of LAM by approximately $0.03.

    TAX CONSIDERATIONS. The Plan and Merger are conditioned upon the receipt by the Funds of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon the facts, assumptions and representations of the parties, for federal income tax purposes:

    - the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code,

    - no gain or loss will be recognized by either Fund as a result of the Merger,

    - the basis of the assets of LAQ in the hands of the Surviving Fund will be the same as the basis of such assets to LAQ immediately prior to the Merger,

    - the holding period of the assets of LAQ in the hands of the Surviving Fund will include the period during which such assets were held by LAQ,

    - no gain or loss will be recognized by the shareholders of LAQ upon the conversion of their LAQ shares into common stock of the Surviving Fund except with respect to cash received upon the purchase of fractional share interests by the Surviving Fund,

    - the basis of shares of the Surviving Fund received by the shareholders of LAQ and the basis of fractional share interests purchased by the Surviving Fund will be the same as the basis of the shares of LAQ exchanged therefor,

    - the holding period of shares of the Surviving Fund received by the shareholders of LAQ and the holding period of fractional share interests purchased by the Surviving Fund will include the holding period during which the shares of LAQ exchanged therefor were held, provided that at the time of the exchange the shares of LAQ were held as capital assets in the hands of the shareholders of LAQ, and

    - cash received for fractional share interests purchased by the Surviving Fund will generate gain or loss to shareholders receiving such cash.

    While LAQ is not aware of any adverse state or local tax consequences of the proposed Merger, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

    HISTORY OF THE LATIN AMERICA INVESTMENT FUND'S DISCOUNT. LAM's shares have generally traded at a discount to their net asset value per share since shortly after its commencement of operations. See "Additional Information About The Funds--Discount to Net Asset Value." The Board of Directors of LAM has considered a number of actions in response to this discount.

    In October 1998, the Board of Directors of LAM engaged in a share repurchase program of up to 15% of the Fund's outstanding common stock. The Board authorized another share repurchase program for up to an additional 15% of the Fund's outstanding common stock in October 1999 after repurchasing the full amount of shares authorized under the first share repurchase program. Both share repurchase programs were intended to provide additional liquidity to those shareholders who elected to sell their shares and to enhance the net asset value of the shares held by shareholders who maintained their investment.

    In May 2000, the Board of Directors of LAM, in recognition of the fact that the Fund's shares have traded at a discount to their net asset value and after consulting PaineWebber, determined that it was in the best interests of the Fund to initiate the Tender Offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of the Fund's net asset value per share as of the end of the Tender Offer period. This Tender Offer is conditioned upon the approval of the Plan by the shareholders of both Funds and will not occur if these approvals are not obtained.

    During the past few years, LAM has received several shareholder proposals expressing concern regarding the discount. In April 2000, both Funds included the following shareholder proposal from Walter S. Baer in their joint proxy statement in connection with the 2000 annual meeting of their respective shareholders:

    "RESOLVED: The shareholders request that, within sixty days, the Fund's Board of Directors present for shareholder approval a program that will permit shareholders to realize net asset value for their shares."

    Mr. Baer stated that shareholders of each Fund had suffered from mediocre performance and the large discount from net asset value. Mr. Baer cited the following four programs in which shareholders could redeem shares at net asset value:

    - commence an unlimited, one-time self-tender offer at net asset value,

    - convert the Fund to an open-end fund,

    - merge the Fund with an open-end fund, or

    - liquidate the Fund.

    The Funds' joint proxy statement included each Board's recommendation against Mr. Baer's proposal and an explanation of each Board's reasons for such recommendation. At the meeting of each Fund's shareholders on May 23, 2000, Mr. Baer's proposal was approved by a wide margin.

    The Board, at this time, does not intend to take any additional action in respect of Mr Baer's proposal, pending the outcome of the matters being represented to the Fund's shareholders for approval. In reaching this decision, the Board has concluded that the Merger and the self-tender program present a more attractive alternative than any of the actions proposed by Mr. Baer, in that, none of these actions would allow the Fund to preserve the benefits of a closed-end structure. These benefits include the ability to manage the Fund's portfolio without the need to maintain cash balances to fund redemption requests, the flexibility to adopt investment policies that would permit the investment of a greater percentage of the Fund's assets in illiquid securities and the possible lower operating expenses associated with managing a closed-end fund and avoiding the need to finance the distribution of the Fund's shares in a continuous offering.

    On June 27, 2000, the Board of Directors of LAM approved the overall terms of a self-tender program that the Fund intends to launch in the calendar year 2001, which terms include the following: (i) the Surviving Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program; and (ii) the per share purchase price will be at least 95% of the Surviving Fund's net asset value per share. Implementation of the program is conditioned on approval and consummation of the Merger.

    The Directors have reserved the right to decide on the timing and the terms of specific tenders, subject to adherence to the terms described above. The Board of Directors intends to continue the self-tender program indefinitely, subject to changes in economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Surviving Fund's shares are trading, a risk of material adverse tax consequences or a risk of the Surviving Fund becoming subject to delisting may lead the Board to conclude in the future that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Surviving Fund's asset levels over time. Absent substantial appreciation in the Surviving Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification of investment opportunities, or other factors that adversely affect the Surviving Fund and, possibly, the continued viability of the Surviving Fund as a closed-end fund. The Board will re-evaluate the program from time to time in light of its effects on the Surviving Fund.

    The Boards view this self-tender program as a further enhancement to the actions previously announced by LAQ and LAM to enhance shareholder value, which, in addition to the proposed merger, includes the modification of the CSAM and Celfin investment advisory agreements pursuant to which the advisory fees are based on the Fund's stock price (market value) rather than net asset value whenever its shares are trading at a discount, and the payment of 50% of the Directors' annual retainer in shares of the Fund.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

    DESCRIPTION OF SECURITIES TO BE ISSUED. The authorized stock of LAQ consists of 100,000,000 shares of common stock, U.S.$0.001 par value. Shares of LAQ entitle their holders to one vote per share. Holders of LAQ's common stock are entitled to share equally in dividends authorized by the Fund's Board of Directors payable to the holders of such common stock and in the net assets of LAQ available for distribution to holders of such common stock. Shares have non-cumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The outstanding shares of common stock of LAQ are fully paid and non-assessable. In the event of liquidation, each share of common stock is entitled to its proportion of the Fund's assets after payment of debts and expenses. LAQ holds shareholder meetings annually.

    The following table shows information about the common stock of each Fund as of June 30, 2000.

                                                                                       (4)
                                                                                  AMOUNT ISSUED
                                                                 (3)             AND OUTSTANDING
                          (1)               (2)          AMOUNT HELD BY FUND   EXCLUSIVE OF AMOUNT
                     TITLE OF CLASS  AMOUNT AUTHORIZED   FOR ITS OWN ACCOUNT     SHOWN UNDER (3)
                     --------------  -----------------   -------------------   -------------------
LATIN AMERICA        Common Stock,      100,000,000             None                6,131,428
  EQUITY FUND         $0.001 par
                         value

LATIN AMERICA        Common Stock,      100,000,000             None                6,250,239
  INVESTMENT FUND     $0.001 par
                         value

    The shares of common stock of LAQ and LAM are listed and trade on the NYSE under the symbols "LAQ" and "LAM", respectively. As of August 25, 2000, the net asset value of LAQ common stock was $17.06, and the market price per share was $12.81. As of that same date, the net asset value of LAM common stock was $17.99, and the market price per share was $15.25.

    DISCOUNT TO NET ASSET VALUE. Shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that the Funds' net asset values may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period. THE SHARES OF COMMON STOCK OF THE FUNDS SHOULD THUS BE VIEWED AS BEING DESIGNED PRIMARILY FOR LONG-TERM INVESTORS AND SHOULD NOT BE CONSIDERED A VEHICLE FOR TRADING PURPOSES.

    During the period since the inception of the Funds, the common stock of both Funds has generally traded at a discount to net asset value, and does so currently. It is not possible to state whether shares of the Surviving Fund will trade at a premium or discount to net asset value following the Merger, or the extent of any such premium or discount. The Directors of both Funds have regularly considered, and the Directors of the Surviving Fund will continue to consider, the respective Fund's market price discount and the effect of the discount on the Surviving Fund and its shareholders.

             PER SHARE DATA FOR THE LATIN AMERICA EQUITY FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE

                                                                                             DISCOUNT
                                               MARKET PRICE         NET ASSET VALUE         AS % OF NAV
                                            -------------------   -------------------   -------------------
PERIOD                                        HIGH       LOW        HIGH       LOW        HIGH       LOW
------                                      --------   --------   --------   --------   --------   --------
1998
First Quarter.............................  $14.1250   $12.0000    $17.31     $15.28     20.65      15.17
Second Quarter............................   13.7500    10.1250     17.19      13.21     24.38      18.83
Third Quarter.............................   11.6875     5.5625     14.97       8.21     32.37      21.10
Fourth Quarter............................    8.9375     6.4375     11.64       9.19     30.04      21.95

1999
First Quarter.............................    8.8750     6.0625     11.46       8.31     28.55      20.36
Second Quarter............................   12.0000     8.8125     14.67      11.44     23.74      16.35
Third Quarter.............................   10.6250     8.8125     14.26      12.00     28.02      22.45
Fourth Quarter............................   12.6250     8.4375     17.04      11.52     27.29      22.83

2000
First Quarter.............................   14.0625    12.1250     19.21      15.94     28.48      22.52
Second Quarter............................   13.2500    10.5625     18.08      14.08     28.64      21.30
Third Quarter (through July 31, 2000).....   13.7500    12.7500     18.50      16.92     26.69      24.28

           PER SHARE DATA FOR THE LATIN AMERICA INVESTMENT FUND, INC.
                        COMMON STOCK TRADED ON THE NYSE

                                                                                             DISCOUNT
                                               MARKET PRICE         NET ASSET VALUE         AS % OF NAV
                                            -------------------   -------------------   -------------------
PERIOD                                        HIGH       LOW        HIGH       LOW        HIGH       LOW
------                                      --------   --------   --------   --------   --------   --------
1998
First Quarter.............................  $15.0000   $12.8125    $18.37     $16.43     21.41      15.02
Second Quarter............................   14.5625    11.0625     18.27      14.54     24.22      19.48
Third Quarter.............................   12.5000     6.1250     16.02       8.87     31.94      21.97
Fourth Quarter............................   10.0625     7.2500     13.13      10.53     30.24      22.19

1999
First Quarter.............................   10.1250     7.1250     13.00       9.62     26.47      20.92
Second Quarter............................   13.0000    10.1250     15.52      13.06     23.52      15.59
Third Quarter.............................   11.4375     9.8125     14.81      13.31     28.26      22.52
Fourth Quarter............................   13.0625     9.5625     17.55      13.31     28.21      22.63

2000
First Quarter.............................   14.3125    12.3125     19.44      16.53     27.74      22.19
Second Quarter............................   14.8750    11.9375     18.43      15.19     27.77      14.59
Third Quarter (through July 31, 2000).....   16.0000    14.9375     18.88      17.58     17.16      14.60

    CAPITALIZATION. The following table shows on an unaudited basis the capitalization of LAQ and LAM as of December 31, 1999 and on a pro forma basis as of that same date giving effect to the Tender Offer and the Merger(1):

                                           LATIN          LATIN                       PRO FORMA
                                          AMERICA        AMERICA                      FOR TENDER
                                           EQUITY       INVESTMENT     PRO FORMA      OFFER AND
                                            FUND           FUND       ADJUSTMENTS       MERGER
                                        ------------   ------------   ------------   ------------
Net assets............................  $123,261,641   $115,584,245   $(58,754,653)  $180,091,233
Net asset value per share(2)..........  $      17.04   $      17.55             --   $      17.55(3)
Shares outstanding(4).................     7,235,428      6,587,139     (3,560,958)    10,261,609

--------------
(1) Assumes that the Tender Offer was fully subscribed and that the Tender Offer and the Merger each had been consummated on December 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of LAM common stock shareholders of LAQ will receive on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of LAM common stock that actually will be received on or after such date. Assumes accrual of estimated Tender Offer and Merger expenses of $957,892.

(2) Net asset value per share after Tender Offer- and Merger-related expenses and distribution of ordinary income.

(3) Subsequent to the proposed merger, LAQ, the accounting survivor, will restate its historical financial highlights to reflect the adjustment to its net asset value per share which will result from the exchange of its net assets for shares of LAM.

(4) Assumes the issuance of 6,997,420 shares in exchange for the net assets of LAQ. The number of shares issued was based on the net asset value of each Fund, net of estimated Tender Offer and Merger expenses, on December 31, 1999.

    DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund intends to distribute dividends from its net investment income and any net realized capital gains after utilization of capital loss carryforwards annually to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund are invested in shares of the Fund at market value and credited to the shareholder's account on the settlement date which is usually three Business Days from the purchase date or, at the shareholder's election, paid in cash.

    If the Merger is approved by each Fund's shareholders, then as soon as practicable before the Effective Date each Fund will pay its shareholders a cash distribution of all undistributed 2000 net investment income unless such amounts are immaterial. It is expected that any undistributed realized net capital gains, including any that LAM may realize as a result of disposing of portfolio securities to raise funds to finance the Tender Offer, will be offset through the utilization of capital loss carryforwards prior to the Effective Date.

    PORTFOLIO VALUATION. Investments of each Fund are stated at value in each Fund's financial statements. All securities for which market quotations are readily available are valued at the last sales price or, lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by each Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors of each Fund has established general guidelines for calculating fair value of securities that are not readily marketable. At May 31, 2000, LAQ held 4.04% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $3.2 million and fair value of $3.8 million, and LAM held 3.42% of its net assets in securities valued in good faith by its Board of Directors with an aggregate cost of $3.0 million and fair value of $3.5 million. The net asset value per share of each Fund is calculated on each Business Day.

    For purposes of valuing assets in connection with the Merger, the assets of LAQ will be valued pursuant to the principles and procedures consistently utilized by LAM, which principles and procedures are also utilized by LAQ in valuing its own assets and determining its own liabilities. As a result, it is not expected that LAM's valuation procedures as applied to LAQ's portfolio securities will result in any difference from the valuation that would have resulted from the application of LAQ's valuation procedures to such securities.

    PORTFOLIO TRANSACTIONS. The Funds may utilize Celfin, CS First Boston Corporation and other affiliates of Credit Suisse, or Salomon Smith Barney Inc., an affiliate of SBAM, in connection with the purchase or sale of securities in accordance with rules or exemptive orders promulgated by the SEC when CSAM believes that the charge for the transaction does not exceed usual and customary levels. For a more detailed discussion of each Fund's brokerage allocation practice, see "Portfolio Transactions" in the SAI.

    DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLink(SM) Program, or the Program, sponsored and administered by Fleet National Bank c/o EquiServe, L.P., pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in shares of the Fund. Fleet National Bank c/o EquiServe, L.P., serves as the Program Administrator for the shareholders in administering the Program.

    An interested shareholder may join the Program at any time. Purchases of shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

    A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Program. The receipt of dividends and distributions in stock under the Program will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

    Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Funds and (b) certain capital gains earned by the Funds that are derived from securities of Latin American issuers are subject to taxes payable by the Funds at the time amounts are remitted. Such taxes will be borne by the Funds and allocated to all shareholders in proportion to their interests in the Funds.

    If the Board of Directors of a Fund declares an income dividend or a capital gains distribution payable either in that Fund's common stock or in cash, as shareholders may have elected, nonparticipants in the Program will receive cash and participants in the Program will receive shares of common stock of the Fund purchased on the open market by the Program Administrator. The number of shares of common stock to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the shares. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All shares of common stock purchased through the Program will be allocated to participants as of the settlement date, which is usually three Business Days from the purchase date.

    Participants in the Program also have the option of making additional cash payments, or bank account deductions, to the Program Administrator for the purchase of shares of common stock of the Fund, in any amount from $100 up to $100,000 annually.

    A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to these transaction charges, participants will be assessed per share processing fees which include brokerage commissions. Participants will not be charged any fee for reinvesting dividends.

    All correspondence concerning the Program should be directed to the Program Administrator at Fleet National Bank c/o EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040. For a more complete description of the Plan, see "Dividend Reinvestment and Cash Purchase Plan" in the SAI.

    CORPORATE GOVERNANCE PROVISIONS. Both Funds are Maryland corporations and in many respects have similar charter and by-law provisions.

    SPECIAL VOTING PROVISIONS AND REQUIREMENTS. The Articles of Incorporation and By-laws of each Fund contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors of each Fund is divided into three classes, each having a term of three years. Each year, the term of one class expires and the successor or successors elected to such class will serve for a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors.

    In addition, conversion of either of the Funds from a closed-end to an open-end investment company requires the affirmative vote of at least 75% of the directors and of the holders of 75% of the shares of the respective Fund unless approved by at least 75% of the Continuing Directors (as defined below). If the conversion is approved by at least 75% of the Continuing Directors, the affirmative vote of at least 75% of the directors and of the holders of a majority of the outstanding shares of each Fund will be required to approve such conversion. Converting to an open-end investment company could restrict the ability of either Fund to redeem its shares otherwise than in kind due to the limited depth of the markets for certain securities in which the Funds may invest. As a result, there can be no assurance that the Funds could realize the then market value of the portfolio securities the Funds would be required to liquidate to meet redemption requests.

    The affirmative vote of at least 75% of the directors and of the holders of at least 75% of the shares of either of the Funds is required to authorize any of the following transactions:

    (i) merger, consolidation or share exchange of either of the Funds with or into any other person;

    (ii) issuance or transfer by either of the Funds (in one or a series of transactions in any 12-month period) of any securities of either of the Funds to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Funds in connection with a public offering, issuances of securities of either of the Funds pursuant to a dividend reinvestment plan adopted by the Funds and issuances of securities of either of the Funds upon the exercise of any stock subscription rights distributed by either of the Funds;

   (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by either of the Funds (in one or a series of transactions in any 12-month period) to or with any person of any assets of either of the Funds having an aggregate fair market value of $1,000,000 or more, except for portfolio transactions effected by either of the Funds in the ordinary course of its business (transactions within clauses (i) and (ii) and this clause (iii) each being known individually as a "Business Combination");

    (iv) any proposal as to the voluntary liquidation or dissolution of either of the Funds or any amendment to either of the Funds' Articles of Incorporation to terminate its existence; and

    (v) any shareholder proposal as to specific investment decisions made or to be made with respect to either Funds' assets.

    However, with regard to LAQ, in the case of a Business Combination or a voluntary liquidation proposal as described in clause (iv) above, a 75% shareholder vote will not be required if the transaction is approved by a vote of at least 75% of the Continuing Directors or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied. In that event, a majority of the votes entitled to be cast by LAQ shareholders will be required to approve such transaction if it is a transaction described in clause (i), a transaction described in clause (iii) that involves substantially all of that Fund's assets or a transaction described in clause
(iv) and no shareholder vote will be required to approve such transaction if it is any other Business Combination.

    Similarly, with respect to LAM, in the case of a Business Combination or a voluntary liquidation proposal as described in clause (iv) above, a 75% shareholder vote will not be required if the transaction is approved by at least 75% of the Continuing Directors, or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other conditions are met. In that event, a majority of the votes entitled to be cast by its shareholders will be required to approve certain transactions specified in clauses (i) and (iii) and a transaction described in clause (iv) above and no shareholder vote is required to approve certain other transactions described in clause (iii) above or a transaction described in clause (ii) above.

    Each Fund's By-laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at shareholders' meetings where the Fund has not received sufficient prior notice of the matters.

    The provisions described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund in a tender offer or similar transaction. In the opinion of each Fund's Board of Directors, however, these provisions offer several possible advantages, including:

    - they may require persons seeking control of either Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control,

    - they promote continuity and stability, and

    - they enhance each Fund's ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the Investment Company Act, are in the best interests of shareholders generally.

    A "Continuing Director" is any member of the Board of Directors of either Fund who:

    - is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment adviser or any of its affiliates) who enters or proposes to enter into a Business Combination with either Fund (such person or affiliate, an "Interested Party"), and

    - who has been a member of the Board of Directors of the respective Fund for period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the respective Fund.

    REMOVAL OF DIRECTORS. Directors of both Funds may be removed, with or without cause, only by a vote of the holders of 75% of the shares of the respective Fund entitled to be voted on that matter.

    BY-LAWS.  Each Fund's By-laws provide, among other things, that:

    - a majority of the outstanding capital stock of such Fund is required to request a special meeting of shareholders,

    - certain advance notice requirements must be met in order for shareholders to submit proposals at annual meetings and for nominations by stockholders for election to the Board of Directors, and

    - the power to amend the By-laws is reserved to the Board of Directors, except as otherwise required by the Investment Company Act.

    The full text of LAM's Articles of Incorporation and By-Laws are on file with the SEC and these documents, as may be amended from time to time, will govern the Surviving Fund after the Merger.

    INTEREST OF CERTAIN PERSONS. CSAM may be considered to have a financial interest in the Merger, arising from the fact that the amount of its management fee under the advisory agreement between CSAM and LAM will increase as the amount of LAM's assets increases, and the amount of those assets will increase by virtue of the Merger. However, the combined assets of both Funds, after giving effect to the Tender Offer (assuming it is fully subscribed), will be reduced by approximately 24% based on the Funds' net asset values as of December 31, 1999, and CSAM has agreed to voluntarily waive a portion of its advisory fee payable by LAM as described above under "Information About The Merger--Reasons for the Merger." In addition, assuming the Tender Offer is fully subscribed and Proposals 3 and 4 are approved, and based on the market value of LAM and the net asset values of the Funds as of June 30, 2000, the blended investment advisory fee (after fee waivers), using the breakpoint, would be 0.74% of the Surviving Fund's average weekly net assets after giving effect to the Merger and would reduce the fee payable by LAM. Accordingly, CSAM's aggregate advisory fees will be reduced as a result of the Merger. For more information about the reduction in CSAM's aggregate advisory fees, see "Proposal 3 (Latin America Investment Fund Shareholders Only): Approval of New Investment Advisory Agreement."

                            MANAGEMENT OF THE FUNDS

    DIRECTORS AND PRINCIPAL OFFICERS. The business and affairs of each Fund are managed under the direction of that Fund's Board of Directors, and the day to day operations are conducted through or under the direction of the officers of that Fund. Although both Funds are Maryland corporations, Martin M. Torino, a director of each Fund, is a resident of Argentina, and a substantial portion of his assets is located outside of the United States. Consequently, it may be difficult for shareholders to enforce, in United States courts, judgments against him obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Argentine courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

    Directors and Executive Officers of LAM are as follows:

          NAME AND ADDRESS                                          POSITION WITH THE FUND
------------------------------------                         -------------------------------------
Dr. Enrique R. Arzac (1)(2)                                  Director
  Columbia University Graduate
  School of Business
  New York, New York 10027

James J. Cattano (1)(2)                                      Director
  55 Old Field Point Road
  Greenwich, Connecticut 06830

George W. Landau(1)(2)                                       Director
  Two Grove Isle Drive
  Coconut Grove, Florida 33133

Riordan Roett (2)                                            Director
  The Johns Hopkins University
  1740 Massachusetts Avenue, N.W.
  Washington, D.C. 20036

Martin M. Torino (1)(2)                                      Director
  TAU S.A.
  25 de Mayo 252
  14th Floor
  Buenos Aires, Argentina 1002

William W. Priest, Jr. (1)                                   Chairman of the Board
  466 Lexington Avenue
  16th Floor
  New York, New York 10017

Richard W. Watt (1)                                          President and Director
  466 Lexington Avenue
  16th Floor
  New York, New York 10017

Emily Alejos (1)                                             Chief Investment Officer
  466 Lexington Avenue
  16th Floor
  New York, New York 10017

          NAME AND ADDRESS                                          POSITION WITH THE FUND
------------------------------------                         -------------------------------------
Yarek Aranowicz (1)                                          Investment Officer
  466 Lexington Avenue
  16th Floor
  New York, New York 10017

Hal Liebes (1)                                               Senior Vice President
  466 Lexington Avenue
  16th Floor
  New York, New York 10017

Michael A. Pignataro (1)                                     Chief Financial Officer and Secretary
  466 Lexingtion Avenue
  16th Floor
  New York, New York 10017

--------------
(1) Also serves in the same capacity for LAQ.

(2) Indicates Non-interested Directors of LAM and members of its audit committee. These directors, other than Mr. Riordan Roett, are also Non-interested Directors of LAQ and members of its audit committee.

    All the directors and executive officers, as a group, of LAM, as of August 28, 2000, owned less than 1% of the outstanding shares of LAM.

    Dr. Enrique R. Arzac, 58, is a Professor of Finance and Economics at the Graduate School of Business, Columbia University (1971-present). Dr. Arzac is also a Director of nine other CSAM-advised investment companies, and he is a Director of The Adams Express Company and Petroleum and Resources Corporation.

    James J. Cattano, 56, is President of Primary Resource Inc. (an international trading and chemical processing company specializing in the sale of agricultural and industrial commodities throughout Latin American markets) (10/96-present). He was President of Atlantic Fertilizer & Chemical Company (an international trading company specializing in the sale of agricultural commodities in Latin American markets) (10/91-10/96) and President of Diamond Fertilizer & Chemical Corporation, a subsidiary of Norsk Hydro A.S. (a Norwegian agriculture, oil and gas, light metals and petro-chemical company) (1/84-10/91). Mr. Cattano is also a Director of four other CSAM-advised investment companies.

    George W. Landau, 80, is Senior Advisor, Latin America Group, The Coca Cola Company (since 1988). Ambassador Landau was President of the Americas Society and Council of the Americas (7/85-10/93). He was the United States Ambassador to Venezuela (1982-1985), United States Ambassador to Chile (1977-1982) and United States Ambassador to Paraguay (1972-1977). Ambassador Landau is also a Director of five other CSAM-advised investment companies, and he is a Director of Emigrant Savings Bank and GAM Funds, Inc.

    Riordan Roett, 60, is the Sarita and Don Johnston Professor of Political Science at The John Hopkins University since 1973. He is a Director of ten SBAM-advised investment companies.

    Martin M. Torino, 50, is Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. since August 1996 and the Executive Director of TAU S.A. (a commodities trading firm) since November 1990. Mr. Torino was President of DYAT S.A. (10/93-present) and an Executive Vice President of Louis Dreyfus Sugar Company, Inc. (a commodities trading firm) from 1984 to 1990. Mr. Torino is also a Director of four other CSAM-advised investment companies.

    William W. Priest, Jr., 58, has been Chairman and Managing Director of CSAM since May 2000. Prior to May 2000, Mr. Priest was Chairman, Chief Executive Officer and Executive Director of CSAM and Chairman--Management Committee of CSAM. He is a Director of fifty-five other CSAM-advised investment companies.

    Richard W. Watt, 42, has been a Managing Director of CSAM since July 1996. He was a Senior Vice President of CSAM (8/95-7/96), the Head of Emerging Markets Investments and Research at Gartmore Investment Limited (11/92-6/95) and a Director of Kleinwort Benson International Investment (5/87-10/92). He is a Director of six other CSAM-advised investment companies.

    Emily Alejos, 36, has been a Director of CSAM since January 1999. She was Vice President of CSAM (4/97-1/99) and Vice President of Bankers Trust Co. (8/93-3/97). Ms. Alejos is also Chief Investment Officer of The Brazilian Equity Fund, Inc. and LAQ and the Investment Officer of The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

    Yarek Aranowicz, 36, has been a Vice President of CSAM since March 1998. He was a Director of Research for Europe and the Middle East, TransNational Research Corporation (12/95-2/98) and an Analyst at John Hancock Financial Services (5/92-6/95). He is also the Investment Officer of LAQ, The Chile Funds, Inc., The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

    Hal Liebes, 35, has been a Managing Director and General Counsel of CSAM since December 1999. He was Director and General Counsel of CSAM (3/97-12/99). Mr. Liebes was Vice President and Counsel for Lehman Brothers, Inc. (6/96-3/97), Vice President and Legal Counsel for CSAM (6/95-6/96) and Chief Compliance Officer for CS First Boston Investment Management (3/94-6/95). He is also an executive officer of other CSAM-advised investment companies.

    Michael A. Pignataro, 40, has been a Vice President of CSAM since December 1995. He was an Assistant Vice President and the Chief Administrative Officer for Investment Companies of CSAM (9/89-12/95). Mr. Pignataro is also an executive officer of other CSAM-advised investment companies.

    Mr. Torino is a resident of Argentina and a substantial portion of his assets is located in Argentina. Mr. Torino has not appointed an agent for service of process in the United States.

    All the Directors (other than Riordan Roett) and Officers of LAM are also Directors and Officers of LAQ.

    Each Fund pays each of its directors who is not a director, officer, partner, co-partner or employee of CSAM or any affiliate thereof an annual fee of $5,000 plus $500 for each Board of Directors meeting attended. In addition, each Fund will reimburse those directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. The aggregate remuneration paid to directors by LAQ and LAM during fiscal year 1999 was $42,000 and $49,500, respectively.

    On May 8, 2000, the Board of Directors of LAQ and LAM unanimously approved a proposal by the Non-interested Directors to partially compensate Non-interested Directors in shares of the respective Funds. Under this new policy, the Non-interested Directors will receive 50% of their annual retainer in the form of shares purchased by the respective Fund in the open market. Paying directors' fees in shares is intended to align the interests of the Non-interested Directors with those of each Fund's shareholders.

    The Articles of Incorporation and By-laws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

    Each of the Non-interested Directors of the Funds is also party to an Indemnification Agreement with the Fund or Funds as to which he serves as a director providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the By-laws or the

Indemnification Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

    INVESTMENT MANAGERS. CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017, is the investment manager to both LAQ and LAM pursuant to investment advisory agreements with each.

    CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group. Credit Suisse Group is a global financial services company which provides a comprehensive range of banking and insurance products. As of December 31, 1999, Credit Suisse Group, through its institutional asset management and mutual fund division, had approximately $203 billion of global assets under management. The principal business address of Credit Suisse Group is Paradeplatz 8, CH 8070, Zurich, Switzerland.

    CSAM is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for private individuals, as well as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets. CSAM is registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. For information regarding a proposed new investment advisory agreement with CSAM, see "Proposal 3 (Latin America Investment Fund Shareholders
Only): Approval of New Investment Advisory Agreement."

    CSAM has sole investment discretion for each Fund's assets (other than Sovereign Debt, in the case of LAM) under the supervision of each Fund's Board of Directors and in accordance with each Fund's stated policies. CSAM will select investments for each Fund and will place purchase and sale orders on behalf of the Funds. CSAM, together with the Boards of the Funds (and SBAM, in the case of LAM), monitors the services provided by Celfin, the Funds' Chilean sub-adviser. For information about each Fund's investment advisory fees, including amounts paid for the year ended December 31, 1999, see "Synopsis--Fees and Expenses--The Latin America Equity Fund" and "Synopsis--Fees and Expenses--The Latin America Investment Fund."

    CSAM's executive officers and directors are as follows: William W. Priest, Jr., Richard W. Watt, Hal Liebes (all of whom are also executive officers or directors of the Funds), James P. McCaughan, Laurence R. Smith, Elizabeth B. Dater, Eugene L. Podsiadlo, Sheila N. Scott, Timothy T. Taussig, Robert D. Birnbaum, Susan Black, Steven D. Bleiberg, Jo Ann Corkran, Alain G. De Coster, Gregg M. Diliberto, Paul N. Edwards, Harold W. Ehrlich, Kyle F. Frey, Jeffrey A. Geller, Robert S. Janis, Kevin K. Keady, Scott T. Lewis, Richard J. Lindquist, Brady T. Lipp, Stephen J. Lurito, Lynn S. Martin, Jack Morgenstern, Maryanne S. Mullarkey, Terry S. Newman, Sharon B. Parente, Roger Reinlieb, Eric N. Remole, Donald C. Schultheis, Harold E. Sharon, Eugene J. Siembieda, Mark K. Silverstein, Barbara A. Tarmy and Donna M. Vandenbulcke.

    In addition, Emily Alejos, the Funds' Chief Investment Officer, Yarek Aranowicz, the Funds' Investment Officer, Michael A. Pignataro, the Funds' Chief Financial Officer and Secretary, Rocco A. Del Guercio, a Vice President of each Fund, and Robert M. Rizza, the Funds' Treasurer, are also employees of CSAM.

    SBAM serves as LAM's investment adviser with respect to Sovereign Debt pursuant to an advisory agreement with the Fund. SBAM, which is registered as an investment adviser under the Advisers Act, is a wholly owned subsidiary of Salomon Holding Company Inc, which is a wholly owned subsidiary of

Salomon Smith Barney Holdings Inc., which is in turn a wholly owned subsidiary of Citigroup Inc. SBAM is located at Seven World Trade Center, New York, New York 10048.

    SBAM provides a broad range of fixed income and equity investment advisory services for its individual and institutional clients located around the world. As of December 31, 1999, SBAM managed approximately $25.3 billion in assets.

    SBAM has sole investment discretion for LAM with respect to Sovereign Debt and makes all decisions affecting the Fund's holdings of Sovereign Debt under the supervision of the Fund's Board of Directors and in accordance with the Fund's stated investment policies. In addition, SBAM makes available to CSAM international economic information and analysis with particular emphasis on macroeconomic issues that may affect the overall economic development of Latin American countries within the international economic community. SBAM also furnishes CSAM with investment advice regarding global debt securities. SBAM will no longer serve as an investment adviser to LAM if the Merger is consummated. For information about the fees paid to SBAM, see "Synopsis--Fees and Expenses--The Latin America Investment Fund."

    PORTFOLIO MANAGEMENT. Emily Alejos, who is a director of CSAM and who held the office of Vice President of CSAM from April 1997 to January 1999, is primarily responsible for management of each Fund's assets, except LAM's investments in Sovereign Debt, which are managed by SBAM. James Craige, who is a Managing Director of SBAM, is primarily responsible for management of LAM's assets with respect to Sovereign Debt. Mr. Craige, who joined SBAM in 1992, is a Senior Portfolio Manager responsible for SBAM's portfolios that invest in high yield sovereign debt and high yield corporate securities.

    INVESTMENT SUB-ADVISER. Under the supervision of the Board of Directors and CSAM, in the case of LAQ, and the Board of Directors, CSAM and SBAM, in the case of LAM, Celfin provides a variety of services, including:

    - furnishing advice and making recommendations regarding the purchase and sale of securities traded in the Chilean market,

    - providing CSAM (and SBAM, in the case of LAM) with statistical, research and other factual data for their use in connection with each Fund's investment program,

    - identifying regulatory and other governmental requirements applicable to each Fund in connection with each Fund's investment activities in Chile,

    - monitoring the execution of transactions and the settlement and clearance of the Fund's securities transactions, and

    - providing information regarding corporate actions, repatriation restrictions, current restrictions and other matters as may be requested by either Fund or CSAM (or SBAM, in the case of LAM) from time to time.

    CSAM (or SBAM, in the case of LAM) may retain the services of consultants and, with the approval of the shareholders and the Board of Directors of each Fund, including a majority of each Fund's Non-interested Directors, investment sub-advisers with respect to Latin American securities markets in addition to Chile, at no additional costs to the Funds, when CSAM (or CSAM and SBAM, in the case of LAM) determines it to be appropriate.

    Currently, Celfin is the only sub-adviser to either Fund. Celfin serves as each Fund's investment sub-adviser with respect to Chilean investments. Celfin, which is registered as an investment adviser under the Advisers Act, was organized in March 1989 under the laws of the Republic of Chile and is located at Apoquindo 3721, Piso 19, Santiago, Chile. Celfin, through a series of Chilean partnerships, is ultimately controlled by its three Managing Directors, Mr. Juan Andres Camus, Mr. Jorge Diego Errazuriz and Mr. Alejandro Montero.

    In addition to its services as investment sub-adviser, as described above, Celfin renders, on behalf of the Funds, certain administrative and accounting services to the Chilean administrator pursuant to sub-administration agreements. Fees for these services are paid by the Chilean administrator and Celfin is also reimbursed by the Chilean administrator for certain expenses incurred in connection with services rendered under the Chilean Sub-Administration Agreements. For information about the fees paid to Celfin, see "Synopsis--Fees and Expenses--The Latin America Equity Fund" and "Synopsis--Fees and Expenses--The Latin America Investment Fund."

    Celfin is domiciled in Chile and substantially all of its assets are located in Chile. Although Celfin is subject to service of process in the United States, it may be difficult for shareholders to enforce, in United States courts, judgments against Celfin obtained in such courts predicated on the civil liability provisions of the United States securities laws. In addition, there is doubt as to the enforceability in Latin American courts of liabilities predicated solely upon the United States securities laws, whether or not such liabilities are based upon judgments of courts in the United States.

    ADMINISTRATOR. Bear Stearns Funds Management Inc. serves as each Fund's U.S. administrator pursuant to an administrative agreement with each Fund. BSFM is located at 575 Lexington Avenue, New York, New York 10022. For information about fees paid to BSFM, see "Synopsis--Fees and Expenses--The Latin America Equity Fund" and "Synopsis--Fees and Expenses--The Latin America Investment Fund."

    BSFM provides office facilities and personnel adequate to perform the following services for each Fund:

    - oversight of the determination and publication of each Fund's net asset value in accordance with the respective Fund's policy as adopted from time to time by the respective Board of Directors,

    - maintenance of the books and records of each Fund as required under the Investment Company Act,

    - preparation of each Fund's U.S. federal, state and local income tax returns,

    - preparation of financial information for each Fund's proxy statements and semiannual and annual reports to shareholders, and

    - preparation of certain of each Fund's reports to the SEC.

    As of May 31, 2000, BSFM provided accounting and/or administrative services for 29 investment companies and investment partnerships, with combined total assets of approximately $4.2 billion.

    Each Fund has retained CSAM to provide certain administrative and shareholder services to the respective Fund that are not provided by BSFM, subject to the supervision and direction of the respective Board of Directors of the respective Fund pursuant to an administrative services agreement with CSAM. These services include:

    - furnishing certain internal executive and administrative services and responding to shareholder inquiries,

    - acting as liaison between the respective Fund and its various service providers,

    - furnishing corporate secretarial services, which include assisting in the preparation of materials for meetings of the Board of Directors,

    - coordinating the preparation of proxy statements, reports to shareholders and filings with state blue sky authorities,

    - assisting in the preparation of tax returns, and

    - generally assisting in monitoring and developing compliance procedures for each Fund.

    CSAM is reimbursed by each Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). Costs incurred on behalf of two or more funds for which CSAM provides administrative and shareholder services are apportioned among such funds according to their respective net asset values. Each Fund also reimburses CSAM for any out-of-pocket expenses in providing these services to each Fund, including postage, telephone and other telecommunications charges and duplicating costs. For information regarding fees paid to CSAM for administrative services for the year ended December 31, 1999, see "Synopsis--Fees and Expenses--The Latin America Equity Fund" and "Synopsis--Fees and Expenses--The Latin America Investment Fund."

    CHILEAN ADMINISTRATOR. Under Chilean law, each Fund is required to have an administrator in Chile. AFICE serves as each Fund's Chilean administrator pursuant to an administrative agreement with each Fund. The Chilean administrator, a Chilean corporation located at Apoquindo 3721, Piso 19, Santiago, Chile, a subsidiary of CSAM, performs various services for each Fund, including:

    - maintaining the general ledger and preparing financial statements required for each Fund pursuant to Chilean law and regulations,

    - making applications to the Central Bank of Chile for remittances of dividends, interest, net realized capital gains and capital outside Chile,

    - withholding Chilean taxes due on amounts remitted abroad on account of dividends, interest and net realized capital gains or otherwise,

    - acting as each Fund's representative in Chile, and

    - providing clerical assistance in connection with Chilean investments.

For information regarding fees paid to AFICE, see "Synopsis--Fees and Expenses--The Latin America Equity Fund" and "Synopsis--Fees and Expenses--The Latin America Investment Fund."

    ESTIMATED EXPENSES. Except as otherwise provided in the administrative services agreements, the Chilean administration agreements and the Chilean sub-administration agreements, CSAM, SBAM (in the case of LAM), Celfin, BSFM and AFICE are each obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of each Fund, as well as the fees of all directors of each Fund who are affiliated with those companies or any of their affiliates. Each Fund pays all other expenses incurred in the operation of that Fund including, among other things:

    - expenses for legal and independent accountants' services,

    - costs of printing proxies, stock certificates and shareholder reports,

    - charges of the custodians, any sub-custodians and the transfer and dividend-paying agent's expenses in connection with the Fund's Dividend Reinvestment and Cash Purchase Plan,

    - U.S. SEC fees and fees of Latin American regulatory bodies,

    - fees and expenses of unaffiliated directors,

    - accounting and pricing costs,

    - membership fees in trade associations,

    - fidelity bond coverage for the Fund's officers and employees,

    - directors' and officers' errors and omissions insurance coverage,

    - interest,

    - brokerage costs and stock exchange fees,

    - taxes,

    - stock exchange listing fees and expenses,

    - expenses of qualifying the Fund's shares for sale in various states and foreign jurisdictions,

    - litigation, and

    - other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

    PORTFOLIO MANAGERS. If the Merger is consummated, it is anticipated that Emily Alejos will continue as the Chief Investment Officer of the Surviving Fund. For more information regarding Ms. Alejos, see "--Directors and Principal Officers."

    CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is the custodian for both Funds' U.S. and foreign assets.

    TRANSFER AGENT AND REGISTRAR. Fleet National Bank c/o EquiServe, L.P., P.O. Box 1865, Mail Stop 45-02-62, Boston, MA 02105 acts as the transfer agent and registrar of each Fund.

    PROXY SOLICITOR. Each Fund has retained Shareholder Communications Corporation, or SCC, a proxy solicitation firm, to assist the Funds in soliciting proxies from shareholders. SCC will contact individual shareholders of record, beneficial owners and banks, brokers and other nominee shareholders. In return for its services, SCC is entitled to receive $7,500 per Fund and reimbursements for its reasonable expenses.

    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. The following table shows certain information based on filings made with the SEC on June 7, 2000 concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:

                                                  NUMBER OF SHARES     PERCENT
FUND              NAME AND ADDRESS               BENEFICIALLY OWNED   OF SHARES
----  -----------------------------------------  ------------------   ---------
LAQ   President and Fellows of Harvard College         1,394,800        19.3%
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, MA 02210

LAM   President and Fellows of Harvard College         1,694,600        25.7%
      c/o Harvard Management Company, Inc.
      600 Atlantic Avenue
      Boston, MA 02210

    It is not possible to calculate President and Fellows of Harvard College's ownership of the outstanding shares of common stock of the Surviving Fund after consummation of the Tender Offer and the Merger because the Fund is unable to determine:

    - the amount of President and Fellows of Harvard College's participation in the Tender Offer;

    - the affect of the pro rata allocation on the amount of shares tendered by President and Fellows of Harvard College, assuming the Tender Offer is fully subscribed; and

    - the net asset value of each Fund on the Effective Date.

    All the directors and executive officers, as a group, of LAQ, as of August 28, 2000, owned less than 1% of the outstanding shares of LAQ, and all the directors and executive officers, as a group, of LAM, as of the same date, owned less than 1% of the outstanding shares of LAM.

                                    EXPERTS

    Each Fund has selected PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, as its independent public accountants who will audit its financial statements.

                                 REQUIRED VOTE

    The Merger has been approved by 75% of the Continuing Directors of each Fund. Accordingly, under the Articles of Incorporation of each Fund, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund. Subject to such approval, the Merger is currently scheduled to be consummated shortly after completion of the Tender Offer. The Board of Directors of each Fund recommends that the shareholders of each Fund vote in favor of this Proposal 1.

                               LEGAL PROCEEDINGS

    There are currently no material legal proceedings to which the Funds are a party.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Merger will be passed upon for the Funds by Willkie Farr & Gallagher. Willkie Farr & Gallagher will rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

         PROPOSAL 2 (LATIN AMERICA INVESTMENT FUND SHAREHOLDERS ONLY):
          APPROVAL OF CHANGES IN INVESTMENT OBJECTIVE AND FUNDAMENTAL
                               INVESTMENT POLICY
                                   BACKGROUND

    Currently, LAM's investment objective is long-term capital appreciation by investing primarily in Latin American equity and debt securities. It is LAM's policy, under normal conditions, to invest substantially all, and at least 65%, of its total assets in Latin American debt and equity securities. LAQ's investment objective is long-term capital appreciation by investing primarily in Latin American equity securities and its policy, under normal conditions, is to invest substantially all, and at least 80%, of its total assets in Latin American equity securities. On July 24, 2000, LAM's Board of Directors proposed to conform LAM's investment objective and fundamental investment policy to be consistent with that of LAQ, such that the Surviving Fund, effective upon the consummation of the Merger, under normal conditions, will invest substantially all, and at least 80%, of its total assets in Latin American equity securities.

    In addition, on July 24, 2000 LAM's Board of Directors agreed to modify LAM's current non-fundamental investment policies, effective upon consummation of the Merger, to conform to the investment policies of LAQ as described under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Synopsis--Investment Objectives and Policies." The principal differences between those policies and LAM's current policies are that:

        1. The Surviving Fund may invest primarily in listed equity securities in Argentina, Brazil, Chile and Mexico, whereas LAM currently focuses its investments in listed securities in Brazil, Chile and Mexico.

        2. The Surviving Fund may invest up to 20% of its assets in corporate and government debt securities of Latin American issuers when CSAM believes that it is appropriate to do so in order to achieve capital appreciation, whereas LAM currently may invest a substantial portion of its assets in these debt securities.

        3. The Surviving Fund may acquire assignments of, and participations in, loans, whereas LAM does not have express authority to do so.

        4. The Surviving Fund may not invest more than 15% of its assets in debt securities that are determined by CSAM to be comparable to securities rated below investment grade by S&P or Moody's, whereas LAM currently may invest up to 35% of its assets in these types of debt securities.

        5. The Surviving Fund's portion of assets invested in Sovereign Debt is not normally expected to exceed 15% of its total assets, whereas the portion of LAM's assets invested in Sovereign Debt is not normally expected to exceed 30% of its total assets.

Shareholder approval is neither required nor requested for these changes.

                  BOARD CONSIDERATIONS; REASONS FOR CHANGES IN
             INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICY

    The proposed changes in LAM's investment objective and policies would shift the Surviving Fund's investment focus away from debt securities by requiring the Surviving Fund to normally invest substantially all of its assets in equity securities. In determining to approve the change, the Board of Directors of LAM considered a number of factors, including the performance of LAM's debt holdings over time in absolute terms and in relation to its equity holdings and the correlation between movements in the prices of equity and debt securities. The Board also considered the views of both CSAM amd PaineWebber on the matter. CSAM advised the Board that, in its view, future opportunities for capital appreciation would likely be greater for equity securities of Latin America issuers, rather than for debt securities, although this may not be true under particular market conditions. PaineWebber also recommended that the investment objective and policies of the Surviving Fund be those of LAQ. PaineWebber advised that the proposed change could have a positive impact on the discount at which the Surviving Fund's shares may trade by eliminating any investor confusion about the Surviving Fund's investment mandate and distinguishing the Surviving Fund from investment companies that invest in debt securities of foreign issuers. The Board also noted that the Surviving Fund would retain the flexibility to invest in debt securities in appropriate circumstances, although its ability to do so would be more limited than LAM's current authority.

    The proposed changes in LAM's investment objective and fundamental investment policy are conditioned upon approval of the Merger.

                           REQUIRED SHAREHOLDER VOTE

    Approval of the proposed changes in LAM's investment objective and fundamental investment policy requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General".

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE CHANGE IN INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICY SERVES THE BEST INTERESTS OF THE SURVIVING FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

         PROPOSAL 3 (LATIN AMERICA INVESTMENT FUND SHAREHOLDERS ONLY):
                 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                                   BACKGROUND

    CSAM currently acts as LAM's investment adviser pursuant to an investment advisory agreement between CSAM and the Fund dated March 31, 1992 and last approved by shareholders on April 29, 1992. See "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Synopsis--Fees and Expenses of The Latin America Investment Fund."

    On July 24, 2000, LAM's Board of Directors approved a new investment advisory agreement, or the New Investment Advisory Agreement, to become effective upon the consummation of the Merger. The New Investment Advisory Agreement will be substantially similar to the current investment advisory agreement except that:

    - the investment advisory fee will be based upon a percentage of the lower of the average weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets;

    - the fee percentage will be equal to an annual rate of 1% of the first $100 million of the Fund's average weekly market value or net assets (which ever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million, rather than 1.13%, which is the combined rate currently paid by LAM (after fee waivers) to SBAM to manage the debt portion of LAM's portfolio and to CSAM to manage the equity portion of LAM's portfolio; and

    - as debt will no longer be part of the Fund's investment objective and fundamental investment policy, SBAM will not continue as an investment adviser to the Fund following the Merger, and accordingly all references to SBAM will be deleted.

    CSAM, through a voluntary fee waiver, has agreed to the new fee calculation described above (that is, based on the lower of stock price or net assets), effective July 1, 2000 and continuing through the date of the Merger, at which time this concept will be incorporated in the new investment advisory agreement. If the New Investment Advisory Agreement is not approved, the Merger will not be consummated and the current investment advisory agreement will remain in effect. In that event, LAM's Board of Directors intends to submit a new investment advisory agreement, reflecting this concept, at the next shareholders' meeting.

    For the fiscal year ended December 31, 1999, LAM paid brokerage commissions of $5,119 to affiliated brokers, which amount is equal to 1.81% of total commissions paid by LAM. See "Portfolio Transactions" in the SAI for more information.

    A description of the proposed New Investment Advisory Agreement is provided below under "--The New Investment Advisory Agreement." This description is only a summary and is qualified by reference to the form of investment advisory agreement attached hereto as Exhibit B, which is marked to show changes from the current investment advisory agreement for LAM.

                              BOARD RECOMMENDATION

    On July 24, 2000, at an in-person meeting of the Board specifically called for this purpose, the Board of Directors of the Fund, including the Non-interested Directors, unanimously approved the New Investment Advisory Agreement and recommended its approval to shareholders of the Fund.

                       BOARD CONSIDERATIONS; REASONS FOR
                     THE NEW INVESTMENT ADVISORY AGREEMENT

    As discussed in "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Information About The Merger," the Board of Directors of the Fund has been concerned with the size of the discount to net asset value at which the Fund's shares have traded on the NYSE. The Board has discussed and considered various alternative strategies to address the discount at meetings held on February 8, 2000, April 6, 2000, May 8, 2000, June 27, 2000 and July 24, 2000. For a description of these strategies, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Information About The Merger--Reasons for the Merger."

    At the May 8, 2000 board meeting, CSAM proposed changing the basis upon which the fee is calculated. Changing the methodology by which the current investment advisory fees are calculated as described above (that is, based on the lower of stock price or net assets) would:

    - reduce the investment advisory fee, thereby lowering the Fund's overall expense ratio, and

    - have an ongoing accretive impact on net asset value.

    In addition, the Board of Directors believes that calculating the investment advisory fee with reference to the stock price (market value) when the Fund's shares are trading at a discount, will more closely align the interests of CSAM with the interests of the Fund's shareholders in enhancing the Fund's market value and narrowing the market discount, recognizing that CSAM does not and cannot control the discount at which Fund shares trade.

    The Board of Directors also considered and evaluated the proposed New Investment Advisory Agreement and determined that, except for modification of the fee calculation, the new fee structure and deletion of references to SBAM and Sovereign Debt, the New Investment Advisory Agreement is not materially different from the current investment advisory agreement. CSAM has confirmed that the level and quality of the services provided to the Fund will not change if the New Investment Advisory Agreement is approved by the Fund's shareholders.

              INFORMATION CONCERNING CREDIT SUISSE GROUP AND CSAM

    For information about the Fund's investment adviser, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Management of the Funds."

              DESCRIPTION OF CURRENT INVESTMENT ADVISORY AGREEMENT

    Under the current investment advisory agreement, CSAM provides the Fund with ongoing investment advisory services. CSAM:

    - manages the Fund's assets in accordance with the Fund's investment objective and policies,

    - selects investments for the Fund,

    - places purchase and sale orders on behalf of the Fund, and

    - together with the Board of Directors of the Fund, monitors the performance of Celfin.

    CSAM also provides investment research and supervision of the Fund's investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. Furthermore, CSAM also provides administrative services to the Fund pursuant to a separate administrative agreement. For more information about the administrative services CSAM provides to the Fund pursuant to this agreement, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Management of the Funds--Administrator."

    CSAM is responsible for all expenses incurred in connection with the performance of its services under the current investment advisory agreement, including fees payable to any sub-advisers. The Fund is responsible for all other expenses, including those described under "Proposal 1 (Both Funds):
Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Management of the Funds--Estimated Expenses."

    For a description of investment advisory fees paid by LAM, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Synopsis--Fees and Expenses--The Latin America Investment Fund." For the year ended December 31, 1999, CSAM earned $1,012,087 for advisory services, of which CSAM waived $97,269. In addition, CSAM was reimbursed $14,001 for administrative services rendered to the Fund for the year ended December 31, 1999.

    The current investment advisory agreement provides that CSAM shall not be liable, and shall be indemnified, for error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of CSAM in the performance of its duties or reckless disregard of its obligations and duties under the current investment advisory agreement. CSAM is entitled to receive advances from the Fund for payment of the reasonable expenses it incurs in connection with any matter as to which it seeks indemnification in the manner and to the fullest extent permissable under the Maryland General Corporate Law.

    The current investment advisory agreement may be terminated without penalty upon 60 days' written notice by the Board of Directors or the vote of the holders of a majority of the Fund's shares. CSAM may terminate this agreement, without penalty, upon 90 days' written notice. This agreement terminates automatically in the event of its assignment.

                     THE NEW INVESTMENT ADVISORY AGREEMENT

    Shareholders are being asked to approve or disapprove the New Investment Advisory Agreement. The New Investment Advisory Agreement is substantially similar to the current investment advisory agreement except for modification of the basis upon which the fee is calculated (that is, the lower of stock price or net assets), the new fee structure and the deletion of references to SBAM and Sovereign Debt.

    The New Investment Advisory Agreement will be dated as of the date shareholder approval is granted. The agreement will be in effect for an initial two-year term, ending on the second anniversary of the date on which shareholder approval is granted. The agreement may continue thereafter from year to year only if specifically approved at least annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose.

                      DIFFERENCES BETWEEN THE CURRENT AND
                     THE NEW INVESTMENT ADVISORY AGREEMENT

    Under the New Investment Advisory Agreement, CSAM will be entitled to receive quarterly investment advisory fees computed monthly at an annual rate of 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. CSAM and SBAM are contractually entitled to receive from LAM a combined investment advisory fee equal to 1.25% of the first $100 million of LAM's average weekly net assets, 1.15% of the next $50 million and 1.05% of amounts over $150 million for managing the debt and equity portions of LAM's portfolio, of which CSAM is contractually entitled to receive an investment advisory fee equal to 1.0625% of the first $100 million of LAM's average weekly net assets, 0.9775% of the next $50 million and 0.8925% of amounts over $150 million for managing the equity portion of LAM's portfolio. The proposed new investment advisory fee is lower than the fee currently paid by LAQ to CSAM.

    In addition, the New Investment Advisory Agreement would change the method by which the investment advisory fees are calculated. Under the current investment advisory agreement, CSAM's fees are based on the average weekly net asset value of the Fund, whereas, under the New Investment Advisory Agreement, fees will be based on the lower of the average weekly market value of the Fund's outstanding shares and its average weekly net asset value.

    The following table sets forth the investment advisory fee paid for the year ended December 31, 1999 under the current investment advisory agreement and the amount that would have been paid had the New Investment Advisory Agreement been in effect for 1999, taking into consideration the new advisory fee percentages and the new fee structure. Also shown is the difference between the amounts in dollars and as a percentage of the fee paid under the existing agreement.

 FEE PAYABLE TO CSAM
    UNDER CURRENT           FEE PAYABLE UNDER
    AGREEMENT (1)           NEW AGREEMENT (2)           REDUCTION IN FEE
---------------------       ------------------       -----------------------
      $914,818                   $729,078            $185,740        20.30%

--------------
(1) The above table reflects the actual amounts paid by the Fund to CSAM after deducting a portion of such fees previously payable to the Fund's former sub-advisers waived by CSAM. CSAM is contractually entitled to receive 1.0625% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.9775% of the next $50 million and 0.8925% of the amounts over $150 million. If the Fund had paid CSAM the fee which it is contractually entitled to receive, the reduction in fees as a percentage would be 27.96% for the year ended December 31, 1999.

(2) This fee payable reflects the change in advisory fee percentage to 1.00% of the first $100 million of the Fund's average weekly assets, 0.90% of the next $50 million and 0.80% of amounts over $150 million as well as the revised fee calculation basing the investment advisory fee on the lower of the Fund's average weekly market value of its outstanding shares or its average weekly net asset value.

                           REQUIRED SHAREHOLDER VOTE

    Approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General."

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE NEW INVESTMENT ADVISORY AGREEMENT SERVES THE BEST INTERESTS OF THE SURVIVING FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

         PROPOSAL 4 (LATIN AMERICA INVESTMENT FUND SHAREHOLDERS ONLY):
               APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT
                                   BACKGROUND

    Celfin currently acts as LAM's investment sub-adviser pursuant to an investment sub-advisory agreement among Celfin, CSAM, SBAM and the Fund dated December 21, 1990. Under the sub-advisory agreement, CSAM provides compensation to Celfin, from the advisory fee payable by the Fund to CSAM, equal to 0.05% of the Fund's average weekly net assets.

    On July 24, 2000, the Fund's Board of Directors approved entering into a new investment sub-advisory agreement, or the New Investment Sub-Advisory Agreement. The New Investment Sub-Advisory Agreement will be substantially similar to the current investment sub-advisory agreement except that:

    - the fee rate will be equal to that currently paid by LAQ to Celfin, 0.25 of 1% of the assets invested in Chilean securities, rather than the current fee of 0.05 of 1% of the Fund's total net assets,

    - the investment sub-advisory fee calculation will be reduced by a percentage equal to the discount at which the Fund's shares are trading, and

    - all references to SBAM will be deleted.

    Celfin, through a voluntary fee waiver, has agreed to the new fee calculation described above, effective July 1, 2000 and continuing through the date of the Merger, at which time the new fee calculation will be incorporated in the new investment advisory agreement. If the Merger does not occur, LAM's Board of Directors intends to submit a new investment advisory agreement, reflecting the new fee calculation (referenced in the second bullet point above), at the next shareholders' meeting.

    A description of the proposed New Investment Sub-Advisory Agreement is provided below under "-- The New Investment Sub-Advisory Agreement." This description is only a summary and is qualified by reference to the form of investment sub-advisory agreement attached hereto as Exhibit C, which is marked to show changes from the current investment sub-advisory agreement with Celfin.

                              BOARD RECOMMENDATION

    On July 24, 2000, at an in-person meeting of the Board specifically called for this purpose, the Board of Directors of the Fund, including the Non-interested Directors, unanimously approved the New Investment Sub-Advisory Agreement and recommended its approval to shareholders of the Fund.

                       BOARD CONSIDERATIONS; REASONS FOR
                   THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

    As discussed in "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Information About the Merger," the Board of Directors of the Fund has been concerned with the size of the discount to net asset value at which the Fund's shares have traded on the NYSE. The Board has discussed and considered various alternative strategies to address the discount at meetings held on February 8, 2000, April 6, 2000, May 8, 2000, June 27, 2000 and July 24, 2000. For a description of these strategies, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Information About the Merger--Reasons for the Merger."

    At the May 8, 2000 board meeting, the Board of Directors reviewed a proposal by Celfin to change the fee structure. Changing the methodology by which the current investment sub-advisory fees are calculated as described above would:

    - reduce the investment advisory fee, thereby lowering the Fund's overall expense ratio, and

    - have an ongoing accretive impact on net asset value.

    In addition, the Board of Directors believes that calculating the investment sub-advisory fee with reference to the stock price value when the Fund's shares are trading at a discount, will more closely align the interests of Celfin with the interests of the Fund's shareholders in enhancing the Fund's market value and narrowing the market discount.

    The Board of Directors also considered and evaluated the proposed New Investment Sub-Advisory Agreement and determined that, except for modification of the fee calculation, the new fee structure and deletion of references to SBAM and Sovereign Debt, the New Investment Sub-Advisory Agreement is not materially different from the current investment sub-advisory agreement. Celfin has confirmed that the level and quality of the services provided to the Fund will not change if the New Investment Sub-Advisory Agreement is approved by the Fund's shareholders.

                         INFORMATION CONCERNING CELFIN

    For information about the Fund's investment sub-adviser, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Management of the Funds--Investment Sub-Adviser."

            DESCRIPTION OF CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

    Under the current investment sub-advisory agreement, Celfin provides CSAM and the Fund with the following services described under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Management of the Funds--Investment Sub-Adviser."

    Celfin is responsible for all expenses incurred in connection with the performance of its services under the current investment sub-advisory agreement. The Fund is responsible for all other expenses, including those described under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Management of the Funds--Estimated Expenses."

    CSAM and SBAM provide compensation to Celfin, from the advisory fees payable by the Fund to CSAM and SBAM, equal to 0.05% of the Fund's average weekly net assets. Under the current investment sub-advisory agreement, CSAM and SBAM may direct the Fund to pay Celfin directly amounts due under the agreement in Chilean pesos at the "dolar observado" rate on the date of payment or, if such rate ceases to be calculated in Chile, at an exchange rate commonly utilized in lieu of the "dolar observado" rate. For the year ended December 31, 1999, Celfin earned $47,684 for sub-advisory services.

    The current investment sub-advisory agreement provides that Celfin shall not be liable, and shall be indemnified, for error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with matters to which such agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of Celfin in the performance of its duties or reckless disregard of its obligations and duties under the current investment sub-advisory agreement.

    The current investment sub-advisory agreement may be terminated without penalty upon 60 days' written notice by the Board of Directors, CSAM or the vote of the holders of a majority of the Fund's shares. Celfin may terminate this agreement, without penalty, upon 90 days' written notice. This agreement terminates automatically in the event of its assignment.

                   THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

    Shareholders are being asked to approve or disapprove the New Investment Sub-Advisory Agreement. The New Investment Sub-Advisory Agreement is substantially similar to the current investment advisory agreement except for modification of the fee calculation, the new fee structure and the deletion of references to SBAM and Sovereign Debt.

    The New Investment Sub-Advisory Agreement will be dated as of the date shareholder approval is granted. The agreement will be in effect for an initial two-year term, ending on the second anniversary of the date on which shareholder approval is granted. The agreement may continue thereafter from year to year only if specifically approved at least annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that shareholders do not approve the Merger, LAM's Board of Directors intends to submit a new investment sub-advisory agreement, reflecting the new fee calculation at the next shareholders' meeting.

                      DIFFERENCES BETWEEN THE CURRENT AND
                   THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

    Under the New Investment Sub-Advisory Agreement, CSAM will provide compensation to Celfin, from the advisory fee payable by the Fund to CSAM, equal to 0.25% of the Fund's average weekly assets invested in Chilean securities. In addition, the New Investment Sub-Advisory Agreement would change the method by which the investment sub-advisory fees are calculated. Under the current investment sub-advisory agreement, Celfin's fees are based on the average weekly net asset value of the Fund corresponding to assets invested in Chilean securities, whereas, under the New Investment Sub-Advisory Agreement, the investment sub-advisory fees will be reduced by the percentage discount from net asset value at which the Fund's outstanding shares are trading.

    The following table sets forth the investment sub-advisory fee paid for the year ended December 31, 1999 under the current investment sub-advisory agreement and the amount that would have been paid had the New Investment Sub-Advisory Agreement been in effect for 1999, taking into consideration the new sub-advisory fee percentages, termination of SBAM and the new fee structure. Also shown is the difference between the amounts in dollars and as a percentage of the fee paid under the existing agreement.

FEE PAYABLE UNDER
CURRENT AGREEMENT        FEE PAYABLE UNDER
FROM CSAM AND SBAM       NEW AGREEMENT (1)           REDUCTION IN FEE
------------------       ------------------       -----------------------
     $47,684                  $12,044             $35,640         74.74%

--------------
(1) Assumes termination of SBAM as investment adviser with respect to Sovereign Debt.

                           REQUIRED SHAREHOLDER VOTE

    Approval of the New Investment Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined under "General."

    IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE FUND, THE NEW INVESTMENT SUB-ADVISORY AGREEMENT SERVES THE BEST INTERESTS OF THE SURVIVING FUND AND ITS SHAREHOLDERS, AND THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4.

                PROPOSAL 5 (BOTH FUNDS): SHAREHOLDER PROPOSAL TO
                        TERMINATE EACH FUND'S INVESTMENT
                          ADVISORY AGREEMENT WITH CSAM
                                   BACKGROUND

    On June 2, 2000, each Fund received the following proposal and supporting statement from Walter S. Baer, who advised each Fund that, at the time he submitted his proposal to the respective Fund, he owned shares of that Fund with a market value of at least $2,000 continuously for the preceding year. Each Fund will provide the address of Mr. Baer to any person who so requests such information orally or in writing, promptly upon the receipt of any oral or written request therefor, to CSAM at 466 Lexington Avenue, 16th Floor, New York, New York 10017. The Funds accept no responsibility for the accuracy of either the proposal or Mr. Baer's supporting statement. The Board of Directors of each Fund recommends a vote AGAINST this shareholder proposal.

                              SHAREHOLDER PROPOSAL

    The text of the shareholder proposal for each Fund is as follows:

    "RESOLVED: The investment advisory agreement between Credit Suisse Asset Management (CSAM) and the Fund shall be promptly terminated unless, within 45 days after passage of this proposal, the Fund's Board of Directors presents for shareholder approval and supports a proposal to open-end the Fund or otherwise permit shareholders of the Fund to redeem their shares at Net Asset Value
(NAV)."

                             SUPPORTING STATEMENTS

    The text of the supporting statement for the shareholder proposal of LAQ is as follows:

    "At the Fund's annual meeting held on May 23, 2000, shareholders approved by more than a four-to-one margin a proposal recommending that shareholders be permitted to realize NAV for their shares. However, in calling a special meeting of shareholders scheduled for September 15, 2000, the Fund's Board of Directors has not sought to implement what the shareholders voted for. Instead, shareholders are being asked to vote to merge the Fund with a sister CSAM fund, the Latin America Investment Fund. Such a merger will not give the Fund's shareholders an opportunity to receive NAV for any of their shares.

    This proposal asks the Fund to move expeditiously to permit shareholders to realize NAV, or else sever the contractual link with the Fund's investment adviser, CSAM, if such a plan is not submitted to shareholders within 45 days. Breaking the ties with CSAM may be necessary, in my opinion, because I believe that CSAM has been a principal impediment to shareholders' efforts to realize NAV. If the advisory agreement with CSAM is terminated, I believe there are other qualified investment advisers who will work with the Fund's Board of Directors to enable shareholders to realize NAV."

    The text of the supporting statement for the shareholder proposal of LAM is as follows:

    "At the Fund's annual meeting held on May 23, 2000, shareholders approved by nearly a four-to-one margin a proposal recommending that shareholders be permitted to realize NAV for their shares. However, in calling a special meeting of shareholders scheduled for September 15, 2000, the Fund's Board of Directors has not sought to implement what the shareholders voted for. Instead, the Fund proposes a tender offer for 50% of shares at 95% of NAV, contingent on shareholders voting to merge the Fund with a sister CSAM fund, the Latin America Equity Fund.

    I believe that the May 23 vote clearly indicates that shareholders want to be able to realize 100% of NAV for 100% of their shares, not 95% of NAV for 50% of their shares. This proposal seeks to accomplish that objective. It asks the Fund to move expeditiously to permit shareholders to realize

NAV, or else sever the contractual link with the Fund's investment adviser, CSAM, if such a plan is not submitted to shareholders within 45 days. Breaking the ties with CSAM may be necessary, in my opinion, because I believe that CSAM has been a principal impediment to shareholders' efforts to realize NAV. If the advisory agreement with CSAM is terminated, I believe there are other qualified investment advisers who will work with the Fund's Board of Directors to enable shareholders to realize NAV."

                           REQUIRED SHAREHOLDER VOTE

    Termination of each investment advisory agreement with CSAM requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund as defined under "General."

                 OPPOSING STATEMENT OF THE BOARDS OF DIRECTORS

    The Board of Directors of each Fund has, over the years, taken a range of actions intended to address the discount to net asset value at which each Fund's shares have traded on the NYSE and the impact on shareholders of the discount. After numerous discussions and the consideration of various alternative strategies, the Directors of each Fund have concluded that it is in the best interests of each Fund and its shareholders to maintain the closed-end format. Among the benefits of this structure are the ability to manage the Fund's portfolio without the need to maintain cash balances to fund redemption requests, the flexibility to adopt investment policies that would permit the investment of a greater percentage of the Fund's assets in illiquid securities and the possible lower operating expenses associated with managing a closed-end fund and avoiding the need to finance the distribution of the Fund's shares in a continuous offering. For more information about the factors considered by each Board, see "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Information About the Merger--Reasons for the Merger." However, in recognition of the desire of certain shareholders to be able to realize an amount approximating net asset value for their shares, the Board of Directors of LAM has approved, subject to the consummation of the Merger, a program whereby the Surviving Fund intends to effectuate a self-tender for not less than 15% of its outstanding shares on an annual basis, as described above under "Proposal 1 (Both Funds): Approval of the Merger Agreement and Plan of Reorganization Pursuant to which The Latin America Equity Fund Will Merge with and into The Latin America Investment Fund--Information About The Merger--History of the Latin America Investment Fund's Discount." The Board of Directors of each Fund believes that the combination of the Funds pursuant to the Merger proposal and the implementation of this self-tender program achieves a proper balance between the ability of the Surviving Fund to pursue its investment objective and the desire of certain shareholders to sell their shares at a price approximating net asset value. Accordingly,

               THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING THE
           NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS
                    OF EACH FUND VOTE "AGAINST" PROPOSAL 5.

    In the event that Proposal 5 is approved as to LAM or the Merger is not consummated and Proposal 5 is approved as to LAQ, the Board of Directors of each Fund will consider what actions to take in response thereto. If the investment advisory agreement between CSAM and either Fund terminates as a result of the adoption of Proposal 5, these actions may include the engagement of a new investment adviser or the re-engagement of CSAM as investment adviser, in each case subject to approval by the Fund's shareholders in accordance with the Investment Company Act.

                             ADDITIONAL INFORMATION

    The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Exchange Act and the Investment Company Act, to which reference is hereby made.

    The Funds are subject to the informational requirements of the Securities Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. and at the New York Regional Office of the SEC at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

    PROPOSALS OF SHAREHOLDERS. A shareholder desiring to submit a proposal for inclusion in either Fund's proxy material for a shareholder meeting subsequent to the special meeting, if any, must be a record or beneficial owner of at least 1% of the outstanding shares of common stock of that Fund or shares of that Fund with a market value of $2,000 entitled to be voted at the meeting and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act. Shareholders who meet the above conditions and desire to submit a written proposal, should send their written proposals to the relevant Fund c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017, within a reasonable time before the solicitation of proxies for the meeting of shareholders. The timely submission of a proposal does not guarantee its inclusion in either Fund's proxy materials.

    OTHER MATTERS TO COME BEFORE THE MEETING. The Board of Directors of each Fund is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in their discretion in the interest of the respective Fund. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Directors of The Latin America Equity Fund, Inc. and The Latin America Investment Fund, Inc.

Michael A. Pignataro
Chief Financial Officer and Secretary, The Latin America Equity Fund, Inc.

Michael A. Pignataro
Chief Financial Officer and Secretary, The Latin America Investment Fund, Inc.

                                   EXHIBIT A

                                    FORM OF
                  MERGER AGREEMENT AND PLAN OF REORGANIZATION

                  MERGER AGREEMENT AND PLAN OF REORGANIZATION
                                    BETWEEN
                      THE LATIN AMERICA EQUITY FUND, INC.
                                      AND
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                           DATED AS OF JULY 31, 2000

                               TABLE OF CONTENTS

 1.  DEFINITIONS.........................................................  A-6

 2.  BASIC TRANSACTION...................................................  A-6
     2.1.    The Merger..................................................  A-6
     2.2.    Actions at Closing..........................................  A-6
     2.3.    Effect of Merger............................................  A-6
     2.4.    Name Change.................................................  A-7

 3.  REPRESENTATIONS AND WARRANTIES OF THE LATIN AMERICA EQUITY
     FUND, INC...........................................................  A-7
     3.1.    Organization................................................  A-7
     3.2.    Registrations and Qualifications............................  A-7
     3.3.    Regulatory Consents and Approvals...........................  A-7
     3.4.    Noncontravention............................................  A-7
     3.5.    Financial Statements........................................  A-7
     3.6.    Annual Report...............................................  A-8
     3.7.    Qualification, Corporate Power, Authorization of
             Transaction.................................................  A-8
     3.8.    Legal Compliance............................................  A-8
     3.9.    Material Contracts..........................................  A-8
     3.10.   Undisclosed Liabilities.....................................  A-8
     3.11.   Tax Filings.................................................  A-8
     3.12.   Qualification under Subchapter M............................  A-8
     3.13.   Form N-14 and Exemptive Application.........................  A-9
     3.14.   Capitalization..............................................  A-9
     3.15.   Books and Records...........................................  A-9

 4.  REPRESENTATIONS AND WARRANTIES OF THE LATIN AMERICA INVESTMENT
     FUND, INC...........................................................  A-9
     4.1.    Organization................................................  A-9
     4.2.    Registrations and Qualifications............................  A-10
     4.3.    Regulatory Consents and Approvals...........................  A-10
     4.4.    Noncontravention............................................  A-10
     4.5.    Financial Statements........................................  A-10
     4.6.    Annual Report...............................................  A-10
     4.7.    Qualification, Corporate Power, Authorization of
             Transaction.................................................  A-10
     4.8.    Legal Compliance............................................  A-11
     4.9.    Material Contracts..........................................  A-11
     4.10.   Undisclosed Liabilities.....................................  A-11
     4.11.   Tax Filings.................................................  A-11
     4.12.   Qualification under Subchapter M............................  A-11
     4.13.   Form N-14 and Exemptive Application.........................  A-11
     4.14.   Capitalization..............................................  A-12
     4.15.   Issuance of Stock...........................................  A-12
     4.16.   Books and Records...........................................  A-12

 5.  CONVERSION TO LATIN AMERICA INVESTMENT FUND, INC. COMMON STOCK......
                                                                           A-12
     5.1.    Conversion..................................................  A-12
     5.2.    Computation of Net Asset Value..............................  A-12
     5.3.    Issuance of Latin America Investment Fund, Inc. Common
             Stock.......................................................  A-13
     5.4.    Surrender of Latin America Equity Fund, Inc. Stock
             Certificates................................................  A-13

 6.  COVENANTS OF THE PARTIES............................................  A-13
     6.1.    Shareholders' Meetings......................................  A-13
     6.2.    Operations in the Normal Course.............................  A-13
     6.3.    Articles of Merger..........................................  A-13
     6.4.    Regulatory Filings..........................................  A-14
     6.5.    Preservation of Assets......................................  A-14
     6.6.    Tax Matters.................................................  A-14
     6.7.    Shareholder List............................................  A-14
     6.8.    Delisting, Termination of Registration as an Investment
             Company.....................................................  A-15

 7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LATIN AMERICA INVESTMENT
     FUND, INC...........................................................  A-15
     7.1.    Approval of Merger..........................................  A-15
     7.2.    Certificates and Statements by the Latin America Equity
             Fund, Inc...................................................  A-15
     7.3.    Absence of Litigation.......................................  A-15
     7.4.    Legal Opinions..............................................  A-16
     7.5.    Auditor's Consent and Certification.........................  A-17
     7.6.    Liabilities.................................................  A-17
     7.7.    Effectiveness of N-14 Registration Statement................  A-17
     7.8.    Approval of Exemptive Application; Regulatory Filings.......  A-18
     7.9.    Administrative Rulings, Proceedings.........................  A-18
     7.10.   Satisfaction of the Latin America Investment Fund, Inc......  A-18
     7.11.   Dividends...................................................  A-18
     7.12.   Custodian's Certificate.....................................  A-18
     7.13.   Books and Records...........................................  A-18

 8.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE LATIN AMERICA EQUITY
     FUND, INC...........................................................  A-18
     8.1.    Approval of Merger..........................................  A-18
     8.2.    Certificates and Statements by the Latin America Investment
             Fund, Inc...................................................  A-18
     8.3.    Absence of Litigation.......................................  A-19
     8.4.    Legal Opinions..............................................  A-19
     8.5.    Auditor's Consent and Certification.........................  A-21
     8.6.    Effectiveness of N-14 Registration Statement................  A-21
     8.7.    Approval of Exemptive Application; Regulatory Filings.......  A-21
     8.8.    Satisfaction of the Latin America Equity Fund, Inc..........  A-21
     8.9.    Dividends...................................................  A-22

 9.  PAYMENT OF EXPENSES.................................................  A-22
     9.1.    Allocation..................................................  A-22

10.  COOPERATION FOLLOWING EFFECTIVE DATE................................  A-22

11.  INDEMNIFICATION.....................................................  A-22
     11.1.   The Latin America Equity Fund, Inc..........................  A-22
     11.2.   The Latin America Investment Fund, Inc......................  A-22

12.  TERMINATION, POSTPONEMENT AND WAIVERS...............................  A-22
     12.1.   Termination.................................................  A-22
     12.2.   Waiver......................................................  A-23
     12.3.   Expiration of Representations and Warranties................  A-23

13.  MISCELLANEOUS.......................................................  A-23
     13.1.   Transfer Restriction........................................  A-23
     13.2.   Material Provisions.........................................  A-24
     13.3.   Notices.....................................................  A-24
     13.4.   Amendments..................................................  A-25
     13.5.   Headings....................................................  A-25
     13.6.   Counterparts................................................  A-25
     13.7.   Enforceability..............................................  A-25
     13.8.   Successors and Assigns......................................  A-25
     13.9.   Governing Law...............................................  A-25

    THIS MERGER AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 31st day of July, 2000, between The Latin America Equity Fund, Inc. (the "Target Fund" or the "Latin America Equity Fund"), a Maryland corporation and a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and The Latin America Investment Fund, Inc. (the "Acquiring Fund" or the "Latin America Investment Fund"), a Maryland corporation and a registered investment company under the 1940 Act.

    This agreement contemplates a tax-free merger transaction which qualifies for federal income tax purposes as a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the Parties hereto agree as follows:

1.  DEFINITIONS

    Certain capitalized terms used in this Agreement are specifically defined herein.

2.  BASIC TRANSACTION

    2.1 THE MERGER. On and subject to the terms and conditions of this Agreement, the Target Fund will merge with and into the Acquiring Fund (the "Merger") at the Effective Date (as defined in Section 2.3 below) in accordance with the Maryland General Corporation Law ("MGCL"). The Latin America Investment Fund shall be the surviving investment company. The Latin America Equity Fund shall cease to exist as a separate investment company.

    Each share of the Latin America Equity Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Common Stock of the Latin America Investment Fund, with a par value of $0.001 per share, based on the net asset value per share of each of the Parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the "Valuation Time"). No fractional shares of the Latin America Investment Fund will be issued to Latin America Equity Fund shareholders. In lieu thereof, the Latin America Investment Fund will purchase all fractional shares of the Latin America Investment Fund at the current net asset value of shares of the Latin America Investment Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange (the "NYSE") is open for trading (a "Business Day").

    From and after the Effective Date, the Acquiring Company shall possess all of the properties, assets, rights, privileges, powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Latin America Equity Fund, all as provided under Maryland law.

    2.2. ACTIONS AT CLOSING. At the closing of the transactions contemplated by this Agreement (the "Closing") on the date thereof (the "Closing Date"), (i) the Latin America Equity Fund will deliver to the Latin America Investment Fund the various certificates and documents referred to in Article 7 below, (ii) the Latin America Investment Fund will deliver to the Latin America Equity Fund the various certificates and documents referred to in Article 8 below, and (iii) the Latin America Equity Fund and the Latin America Investment Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the "Department") articles of merger (the "Articles of Merger") and make all other filings or recordings required by Maryland law in connection with the Merger.

    2.3. EFFECT OF MERGER. Subject to the requisite approvals of the shareholders of the Parties, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time as is specified in the Articles of Merger (the "Effective Date") and the separate corporate existence of the Latin

America Equity Fund shall cease. As promptly as practicable after the Merger, the Latin America Equity Fund shall delist its shares from the NYSE and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Latin America Equity Fund is, and shall remain, the responsibility of the Latin America Equity Fund up to and including the Effective Date.

    2.4. NAME CHANGE. Upon the Effective Date, the name of the Acquiring Fund shall be changed to "The Latin America Equity Fund, Inc."

3.  REPRESENTATIONS AND WARRANTIES OF THE LATIN AMERICA EQUITY
    FUND, INC.

    The Latin America Equity Fund represents and warrants to the Latin America Investment Fund that the statements contained in this Article 3 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Latin America Equity Fund represents and warrants to, and agrees with, the Latin America Investment Fund that:

    3.1. ORGANIZATION. The Latin America Equity Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

    3.2. REGISTRATIONS AND QUALIFICATIONS. The Latin America Equity Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-06413), and such registration has not been revoked or rescinded and is in full force and effect. The Latin America Equity Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception. The Latin America Equity Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Latin America Equity Fund.

    3.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Latin America Equity Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

    3.4. NONCONTRAVENTION. The Latin America Equity Fund is not, and the execution, delivery and performance of this Agreement by the Latin America Equity Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Latin America Equity Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Latin America Equity Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Latin America Equity Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Latin America Equity Fund is a party or by which it is bound.

    3.5. FINANCIAL STATEMENTS. The Latin America Investment Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Latin America Equity Fund, each as of December 31, 1999, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") and present fairly, in all material respects, the financial position of the Latin America Equity Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Latin America

Equity Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    3.6. ANNUAL REPORT. The Latin America Investment Fund has been furnished with the Latin America Equity Fund's Annual Report to Shareholders for the year ended December 31, 1999.

    3.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. The Latin America Equity Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    3.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Latin America Equity Fund or any properties or assets held by it. The Latin America Equity Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    3.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which the Latin America Equity Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 3.13 below) or will not be otherwise disclosed to the Latin America Investment Fund prior to the Effective Date.

    3.10. UNDISCLOSED LIABILITIES. Since December 31, 1999, there has not been any material adverse change in the Latin America Equity Fund's financial condition, assets, liabilities or business and the Latin America Equity Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Latin America Equity Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since January 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, the Latin America Equity Fund will advise the Latin America Investment Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 3.10, a decline in net asset value per share of the Latin America Equity Fund due to declines in market values of securities in the Latin America Equity Fund's portfolio or the discharge of Latin America Equity Fund liabilities will not constitute a material adverse change.

    3.11. TAX FILINGS. All federal and other tax returns and information reports of the Latin America Equity Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Latin America Equity Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Latin America Equity Fund have been adequately provided for on its books, and no tax deficiency or liability of the Latin America Equity Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    3.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation (including the taxable year ending on the Effective Date), the Latin America Equity Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

    3.13. FORM N-14 AND EXEMPTIVE APPLICATION. The exemptive application to be filed with the Securities and Exchange Commission (the "SEC") by the Parties regarding the Merger (the "Exemptive Application") and the registration statement to be filed by the Latin America Investment Fund on Form N-14 relating to the Latin America Investment Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Article 6 of this Agreement and at the Effective Date, insofar as it relates to the Latin America Equity Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 3.13 shall only apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Latin America Investment Fund for use in the N-14 Registration Statement.

    3.14.  CAPITALIZATION.

    (a) All issued and outstanding shares of the Latin America Equity Fund (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,
(ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in Section 6.7. The Latin America Equity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Latin America Equity Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Latin America Equity Fund shares.

    (b) The Latin America Equity Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

    3.15 BOOKS AND RECORDS. The books and records of the Latin America Equity Fund made available to the Latin America Investment Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Latin America Equity Fund.

4.  REPRESENTATIONS AND WARRANTIES OF THE LATIN AMERICA INVESTMENT FUND, INC.

    The Latin America Investment Fund represents and warrants to the Latin America Equity Fund that the statements contained in this Article 4 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Latin America Investment Fund represents and warrants to, and agrees with, the Latin America Equity Fund that:

    4.1. ORGANIZATION. The Latin America Investment Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

    4.2. REGISTRATIONS AND QUALIFICATIONS. The Latin America Investment Fund is duly registered under the 1940 Act as a closed-end, non-diversified management investment company (File No. 811-06094) and such registration has not been revoked or rescinded and is in full force and effect. The Latin America Investment Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception. The Latin America Investment Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Latin America Investment Fund.

    4.3. REGULATORY CONSENTS AND APPROVALS. No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Latin America Investment Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act, the 1940 Act and the HSR Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

    4.4. NONCONTRAVENTION. The Latin America Investment Fund is not, and the execution, delivery and performance of this Agreement by the Latin America Investment Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation or the By-laws of the Latin America Investment Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Latin America Investment Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Latin America Investment Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Latin America Investment Fund is a party or by which it is bound.

    4.5. FINANCIAL STATEMENTS. The Latin America Equity Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Latin America Investment Fund, each as of December 31, 1999, said financial statements having been examined by PricewaterhouseCoopers LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Latin America Investment Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Latin America Investment Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    The Latin America Equity Fund has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of the Latin America Investment Fund, each as of June 30, 2000. This financial statement and schedule of investments are in accordance with GAAP and present fairly, in all material respects the financial position of the Latin America Investment Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Latin America Investment Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

    4.6. ANNUAL REPORT. The Latin America Equity Fund has been furnished with the Latin America Investment Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1999.

    4.7. QUALIFICATION, CORPORATE POWER, AUTHORIZATION OF TRANSACTION. The Latin America Investment Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

    4.8. LEGAL COMPLIANCE. No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Latin America Investment Fund or any properties or assets held by it. The Latin America Investment Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    4.9. MATERIAL CONTRACTS. There are no material contracts outstanding to which the Latin America Investment Fund is a party that have not been disclosed in the N-14 Registration Statement or will not be otherwise disclosed to the Latin America Equity Fund prior to the Effective Date.

    4.10. UNDISCLOSED LIABILITIES. Since December 31, 1999, there has not been any material adverse change in the Latin America Investment Fund's financial condition, assets, liabilities, or business and the Latin America Investment Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Latin America Investment Fund's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since January 1, 2000, and those incurred in connection with the Merger. Prior to the Effective Date, the Latin America Investment Fund will advise the Latin America Equity Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this Section 4.10, a decline in net asset value per share of the Latin America Investment Fund due to declines in market values of securities in the Latin America Investment Fund's portfolio or the discharge of the Latin America Investment Fund liabilities will not constitute a material adverse change.

    4.11. TAX FILINGS. All federal and other tax returns and information reports of the Latin America Investment Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Latin America Investment Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Latin America Investment Fund have been adequately provided for on its books, and no tax deficiency or liability of the Latin America Investment Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

    4.12. QUALIFICATION UNDER SUBCHAPTER M. For each taxable year of its operation, the Latin America Investment Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

    4.13. FORM N-14 AND EXEMPTIVE APPLICATION. The Exemptive Application, and the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meetings referred to in Section 6 of this Agreement and at the Effective Date, insofar as it relates to the Latin America Investment Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 4.13 shall not apply to statements in, or omissions from, the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Latin America Equity Fund for use in the N-14 Registration Statement.

    4.14.  CAPITALIZATION.

    (a)  All issued and outstanding shares of the Latin America Investment Fund
(i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,
(ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Latin America Investment Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Latin America Investment Fund shares, nor is there outstanding any security convertible into, or exchangeable for, any of the Latin America Investment Fund shares.

    (b) The Latin America Investment Fund is authorized to issue 100,000,000 shares of stock, par value $0.001 per share, all of which shares are classified as Common Stock and each outstanding share of which is fully paid, non-assessable and has full voting rights.

    4.15.  ISSUANCE OF STOCK.

    (a) The offer and sale of the shares to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    (b) At or prior to the Effective Date, the Latin America Investment Fund will have obtained any and all regulatory, director and shareholder approvals necessary to issue the Latin America Investment Fund Common Stock.

    4.16. BOOKS AND RECORDS. The books and records of the Latin America Investment Fund made available to the Latin America Equity Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Latin America Investment Fund.

5.  CONVERSION TO LATIN AMERICA INVESTMENT FUND, INC. COMMON STOCK

    5.1.  CONVERSION.

    (a) Subject to the requisite approval of the shareholders of the Parties, and the other terms and conditions contained herein, at the Effective Date, each share of Common Stock of the Latin America Equity Fund will be converted into an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of Latin America Investment Fund Common Stock, computed based on the net asset value per share of each of the Parties at the Valuation Time.

    (b) No fractional shares of the Latin America Investment Fund will be issued to Latin America Equity Fund shareholders. In lieu thereof, the Latin America Investment Fund will purchase all fractional shares of the Latin America Investment Fund at the current net asset value of shares of the Latin America Investment Fund for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such purchase.

    5.2. COMPUTATION OF NET ASSET VALUE. The net asset value per share of the Parties shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either of the Parties to take into account differences in realized and unrealized gains and losses. The value of the assets of the Latin America Equity Fund to be transferred to the Latin America Investment Fund shall be determined by the Latin America Investment Fund pursuant to the principles and procedures consistently utilized by the Latin America Investment Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Latin America Equity Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Latin America Investment Fund in cooperation with the Latin America Equity Fund and shall be confirmed in writing by the Latin America Investment Fund to the Latin America Equity Fund. The net asset value per share of Latin America Investment Fund Common Stock shall be determined in accordance with such procedures, and the Latin America Investment Fund shall certify the computations involved.

    5.3. ISSUANCE OF LATIN AMERICA INVESTMENT FUND, INC. COMMON STOCK. The Latin America Investment Fund shall issue to the shareholders of the Latin America Equity Fund separate certificates or share deposit receipts for the Latin America Investment Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the Latin America Investment Fund Common Stock to Fleet National Bank c/o EquiServe, L.P., as the transfer agent and registrar for the Latin America Investment Fund Common Stock.

    5.4. SURRENDER OF LATIN AMERICA EQUITY FUND, INC. STOCK CERTIFICATES. With respect to any Latin America Equity Fund shareholder holding certificates representing shares of the Common Stock of the Latin America Equity Fund as of the Effective Date, and subject to the Latin America Investment Fund being informed thereof in writing by the Latin America Equity Fund, the Latin America Investment Fund will not permit such shareholder to receive new certificates evidencing ownership of the Latin America Investment Fund Common Stock until such shareholder has surrendered his or her outstanding certificates evidencing ownership of the Common Stock of the Latin America Equity Fund or, in the event of lost certificates, posted adequate bond. The Latin America Equity Fund will request its shareholders to surrender their outstanding certificates representing certificates of the Common Stock of the Latin America Equity Fund or post adequate bond therefor. Dividends payable to holders of record of shares of the Latin America Equity Fund as of any date after the Effective Date and prior to the exchange of certificates by any shareholder of the Latin America Equity Fund shall be paid to such shareholder, without interest; however, such dividends shall not be paid unless and until such shareholder surrenders his or her stock certificates of the Latin America Equity Fund for exchange.

6.  COVENANTS OF THE PARTIES

    6.1.  SHAREHOLDERS' MEETINGS.

    (a) Each of the Parties shall hold a meeting of its respective shareholders for the purpose of considering the Merger as described herein, which meeting has been called by each Party for October 10, 2000, and any adjournments thereof.

    (b) Each of the Parties agrees to mail to each of its respective shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding the Merger, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

    6.2. OPERATIONS IN THE NORMAL COURSE. Each Party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Latin America Equity Fund, preparing for its deregistration, except that the distribution of dividends pursuant to Sections 7.11 and 8.9 of this Agreement shall not be deemed to constitute a breach of the provisions of this Section 6.2.

    6.3. ARTICLES OF MERGER. The Parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

    6.4.  REGULATORY FILINGS.

    (a) The Latin America Equity Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Latin America Equity Fund has ceased to a registered investment company.

    (b) The Latin America Investment Fund will file the N-14 Registration Statement with the SEC and will use its best efforts to ensure that the N-14 Registration Statement becomes effective as promptly as practicable. The Latin America Equity Fund agrees to cooperate fully with the Latin America Investment Fund, and will furnish to the Latin America Investment Fund the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

    (c) The Parties each agree to proceed as promptly as possible to cause to be made the necessary filings under the HSR Act (the "HSR Filing") if applicable, with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

    6.5. PRESERVATION OF ASSETS. The Latin America Investment Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Latin America Equity Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

    6.6. TAX MATTERS. Each of the Parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Latin America Investment Fund agrees to retain for a period of ten
(10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Latin America Equity Fund for its final taxable year and for all prior taxable periods. Any information obtained under this Section 6.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Latin America Investment Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Latin America Equity Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this Section 6.6, any expenses incurred by the Latin America Investment Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Latin America Equity Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Latin America Investment Fund.

    6.7. SHAREHOLDER LIST. Prior to the Effective Date, the Latin America Equity Fund shall have made arrangements with its transfer agent to deliver to the Latin America Investment Fund, a list of the names and addresses of all of the shareholders of record of the Latin America Equity Fund on the Effective Date and the number of shares of Common Stock of the Latin America Equity Fund owned by each such shareholder, certified by the Latin America Equity Fund's transfer agent or President to the best of their knowledge and belief.

    6.8. DELISTING, TERMINATION OF REGISTRATION AS AN INVESTMENT COMPANY. The Latin America Equity Fund agrees that the (i) delisting of the shares of the Latin America Equity Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LATIN AMERICA INVESTMENT FUND,
    INC.

    The obligations of the Latin America Investment Fund hereunder shall be subject to the following conditions:

    7.1. APPROVAL OF MERGER. This Agreement shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Latin America Investment Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Latin America Equity Fund issued and outstanding and entitled to vote thereon; and the Latin America Equity Fund shall have delivered to the Latin America Investment Fund a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

    7.2.  CERTIFICATES AND STATEMENTS BY THE LATIN AMERICA EQUITY FUND, INC.

    (a) The Latin America Equity Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since July 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (b) The Latin America Equity Fund shall have furnished to the Latin America Investment Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (c) The Latin America Equity Fund shall have delivered to the Latin America Investment Fund a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Latin America Equity Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Latin America Equity Fund would not continue to qualify as a RIC for federal income tax purposes.

    7.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

    7.4.  LEGAL OPINIONS.

    (a) The Latin America Investment Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Latin America Equity Fund, in form and substance reasonably satisfactory to the Latin America Investment Fund and dated the Effective Date, to the effect that (i) the Latin America Equity Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Latin America Equity Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Latin America Equity Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Latin America Equity Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act, the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required by state securities or blue sky laws; (iv) such counsel does not know of any contracts or other documents with respect to the Latin America Equity Fund related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Latin America Equity Fund is a party or by which the Latin America Equity Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vi) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Latin America Equity Fund; and (vii) all corporate actions required to be taken by the Latin America Equity Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Latin America Equity Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Latin America Equity Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto with respect to the Latin America Equity Fund, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Latin America Equity Fund, and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Latin America Equity Fund; PROVIDED that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Latin America Equity Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Latin America Equity Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Latin America Equity Fund and on the opinion of Venable, Baetjer and Howard, LLP, as to matters of Maryland law.

    (b) The Latin America Investment Fund shall have received an opinion from Willkie Farr & Gallagher, as counsel to the Latin America Equity Fund, dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Latin America

Equity Fund and the Latin America Investment Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Latin America Equity Fund as a result of the Merger or upon the conversion of Latin America Equity Fund shares to Latin America Investment Fund Common Stock; (iii) no gain or loss will be recognized by the Latin America Investment Fund as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of the Latin America Equity Fund upon the conversion of their shares into Latin America Investment Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Latin America Investment Fund in the Merger; (v) the tax basis of the Latin America Equity Fund assets in the hands of the Latin America Investment Fund will be the same as the tax basis of such assets in the hands of the Latin America Equity Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of the Latin America Investment Fund Common Stock received by the shareholders of the Latin America Equity Fund in the Merger (including that of fractional share interests purchased by the Surviving Fund) will be equal, in the aggregate, to the tax basis of the shares of the Latin America Equity Fund converted pursuant to the Merger; (vii) a shareholder's holding period for the Latin America Investment Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held the Common Stock of the Latin America Equity Fund converted pursuant to the Merger, provided that such Latin America Equity Fund shares were held as a capital asset; (viii) the Latin America Investment Fund's holding period with respect to the Latin America Equity Fund assets transferred will include the period for which such assets were held by the Latin America Equity Fund; and (ix) the payment of cash to a Latin America Equity Fund shareholder in lieu of fractional shares of the Latin America Investment Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Latin America Investment Fund with the result that the Latin America Equity Fund shareholder will have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares, provided that the converted Latin America Equity Fund shares were held as capital assets immediately prior to the conversion and that the shareholder's proportionate interest in the Latin America Investment Fund will be reduced as a result of such cash distribution.

    7.5. AUDITOR'S CONSENT AND CERTIFICATION. The Latin America Investment Fund shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Latin America Investment Fund, to the effect that (i) they are independent public auditors with respect to the Latin America Investment Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Latin America Investment Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

    7.6. LIABILITIES. The assets or liabilities of the Latin America Equity Fund to be transferred to the Latin America Investment Fund shall not include any assets or liabilities which the Latin America Investment Fund, by reason of limitations in its investment objectives and policies as in effect upon consummation of the Merger or Articles of Incorporation, may not properly acquire or assume. The Latin America Investment Fund does not anticipate that there will be any such assets or liabilities but the Latin America Investment Fund will notify the Latin America Equity Fund if any do exist and will reimburse the Latin America Equity Fund for any reasonable transaction costs incurred by the Latin America Equity Fund for the liquidation of such assets and liabilities.

    7.7. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Latin America Investment Fund, contemplated by the SEC.

    7.8.  APPROVAL OF EXEMPTIVE APPLICATION; REGULATORY FILINGS.

    (a) The Exemptive Application shall have been approved and the Latin America Investment Fund shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to the Latin America Investment Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

    (b) Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    7.9. ADMINISTRATIVE RULINGS, PROCEEDINGS. The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Latin America Equity Fund or would prohibit the Merger.

    7.10. SATISFACTION OF THE LATIN AMERICA INVESTMENT FUND, INC. All proceedings taken by the Latin America Equity Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Latin America Investment Fund.

    7.11. DIVIDENDS. Prior to the Effective Date, the Latin America Equity Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid)(unless such amounts are immaterial) and substantially all of its net capital gain, if any, realized through the Effective Date.

    7.12. CUSTODIAN'S CERTIFICATE. The Latin America Equity Fund's custodian shall have delivered to the Latin America Investment Fund a certificate identifying all of the assets of the Latin America Equity Fund held or maintained by such custodian as of the Valuation Time.

    7.13. BOOKS AND RECORDS. The Latin America Equity Fund's transfer agent shall have provided to the Latin America Investment Fund (i) the originals or true copies of all of the records of the Latin America Equity Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Latin America Equity Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

8.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE LATIN AMERICA EQUITY FUND,
    INC.

    The obligations of the Latin America Equity Fund hereunder shall be subject to the following conditions:

    8.1. APPROVAL OF MERGER. This Agreement shall have been approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Latin America Equity Fund issued and outstanding and entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of Common Stock of the Latin America Investment Fund issued and outstanding and entitled to vote thereon; and that the Latin America Investment Fund shall have delivered to the Latin America Equity Fund a copy of the resolutions approving this Agreement adopted by its Board of Directors and shareholders, certified by its secretary.

    8.2.  CERTIFICATES AND STATEMENTS BY THE LATIN AMERICA INVESTMENT FUND, INC.

    (a) The Latin America Investment Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since July 31, 2000, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

    (b) The Latin America Investment Fund shall have furnished to the Latin America Equity Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

    (c) The Latin America Investment Fund shall have delivered to the Latin America Equity Fund a letter from PricewaterhouseCoopers LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended December 31, 1999, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Latin America Investment Fund for the period covered thereby; and that for the period from December 31, 1999 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from December 31, 1999, to and including the Effective Date or that the Latin America Investment Fund would not continue to qualify as a RIC for federal income tax purposes.

    8.3. ABSENCE OF LITIGATION. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

    8.4.  LEGAL OPINIONS.

    (a) The Latin America Equity Fund shall have received an opinion of Willkie Farr & Gallagher, as counsel to the Latin America Investment Fund, in form and substance reasonably satisfactory to the Latin America Equity Fund and dated the Effective Date, to the effect that (i) the Latin America Investment Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and in good standing with the Department; (ii) the Agreement has been duly authorized, executed and delivered by the Latin America Investment Fund, and, assuming that the N-14 Registration Statement complies with the 1933 Act, 1934 Act and the 1940 Act, constitutes a valid and legally binding obligation of the Latin America Investment Fund, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal or Maryland state court or governmental authority is required for the consummation by the Latin America Investment Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act and the published rules and regulations of the SEC thereunder and under Maryland law and such as may be required under state securities or blue sky laws; (iv) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and, with respect to the Latin America Investment Fund, the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the SEC thereunder; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts with respect to the Latin America Investment Fund or other documents related to the Merger of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which the Latin America Investment Fund is a party or by which the Latin America Investment Fund is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (vii) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Latin America Investment Fund; and (viii) all corporate actions required to be taken by the Latin America Investment Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions on behalf of the Latin America Investment Fund. Such opinion shall also state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto with respect to the Latin America Investment Fund, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading with respect to the Latin America Investment Fund; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading with respect to the Latin America Investment Fund; PROVIDED that such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to the Latin America Investment Fund contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of the Latin America Investment Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Latin America Investment Fund and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law.

    (b) The Latin America Equity Fund shall have received an opinion from Willkie Farr & Gallagher and dated the Effective Date, to the effect that for federal income tax purposes (i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code and that the Latin America Investment Fund and the Latin America Equity Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Latin America Equity Fund as a result of the Merger or upon the conversion of Latin America Equity shares to Latin America Investment Fund Common Stock; (iii) no gain or loss will be recognized by the Latin America Equity Fund as a result of the Merger; (iv) no gain or loss will be recognized to the shareholders of the Latin America Equity Fund upon the conversion of their shares into Latin America Investment Fund Common Stock except to the extent such shareholders are paid cash in lieu of fractional shares of Latin America Investment Fund in the Merger; (v) the tax basis of the Latin America Equity Fund assets in the hands of the Latin America Investment Fund will be the same as the tax basis of such assets in the hands of the Latin America Equity Fund immediately prior to the consummation of the Merger; (vi) immediately after the Merger, the tax basis of the Latin America Investment Fund Common Stock received by the shareholders of the Latin America Equity Fund in the Merger (including that of fractional share interests purchased by the Surviving Fund) will be equal, in the aggregate, to the tax basis of the shares of the Latin America Equity Fund converted pursuant to the Merger; (vii) a shareholder's holding period for the Latin America Investment Fund Common Stock (including that of fractional share interests purchased by the Surviving Fund) will be determined by including the period for which he or she held the Common Stock of the Latin America Equity Fund converted pursuant to the Merger, provided, that such Latin America Equity Fund shares were held as a capital asset; (viii) the Latin America Investment Fund's holding period with respect to the Latin America Equity Fund assets transferred will include the period for which such assets were held by the Latin America Equity Fund; and (ix) the payment of cash to a Latin America Equity Fund shareholder in lieu of fractional shares of the Latin America Investment Fund will be treated as though the fractional shares were distributed as part of the Merger and then redeemed by the Latin America Investment Fund with the result that the Latin America Equity Fund shareholder will have a capital gain or loss to the extent the cash distribution differs from such shareholder's basis allocable to the fractional shares, provided that the converted Latin America Equity Fund shares were held as capital assets immediately prior to the conversion and that the shareholder's proportionate interest in the Latin America Investment Fund will be reduced as a result of such cash distribution.

    8.5. AUDITOR'S CONSENT AND CERTIFICATION. The Latin America Equity Fund shall have received from PricewaterhouseCoopers LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Effective Date, in form and substance satisfactory to the Latin America Equity Fund, to the effect that (i) they are independent public auditors with respect to the Latin America Investment Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Latin America Investment Fund incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

    8.6. EFFECTIVENESS OF N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Latin America Equity Fund, contemplated by the SEC.

    8.7.  APPROVAL OF EXEMPTIVE APPLICATION; REGULATORY FILINGS.

    (a) The Exemptive Application shall have been approved and the Latin America Equity Fund shall have received from the SEC such orders or interpretations as Willkie Farr & Gallagher, as counsel to the Latin America Equity Fund, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Merger, provided, that such counsel or counsel to the Latin America Investment Fund shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated.

    (b)  The SEC shall not have issued an unfavorable advisory report under
Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Latin America Equity Fund or would prohibit the Merger.

    (c) The Latin America Investment Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    8.8. SATISFACTION OF THE LATIN AMERICA EQUITY FUND, INC. All proceedings taken by the Latin America Investment Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Latin America Equity Fund.

    8.9. DIVIDENDS. Prior to the Effective Date, the Latin America Investment Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment company taxable income that has accrued through the Effective Date, if any (computed without regard to any deduction of dividends paid)(unless such amounts are immaterial), and substantially all of its net capital gain, if any, realized through the Effective Date.

9.  PAYMENT OF EXPENSES

    9.1. ALLOCATION. All expenses incurred in connection with the Merger shall be allocated equally between the Latin America Investment Fund and the Latin America Equity Fund in the event the Merger is consummated. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, the Exemptive Application, the HSR Filing for the Parties, proxy solicitation expenses, legal and accounting fees, SEC registration fees, and NYSE listing fees. Neither of the Parties owes any broker's or finder's fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

    In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification as described below). The Latin America Equity Fund acknowledges and agrees that from and after the Effective Date, the Latin America Investment Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Latin America Equity Fund.

11. INDEMNIFICATION

    11.1. THE LATIN AMERICA EQUITY FUND, INC. The Latin America Investment Fund agrees to indemnify and hold harmless the Latin America Equity Fund and each of the Latin America Equity Fund's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Latin America Equity Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Latin America Investment Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    11.2. THE LATIN AMERICA INVESTMENT FUND, INC. The Latin America Equity Fund agrees to indemnify and hold harmless the Latin America Investment Fund and each of the Latin America Investment Fund's directors and officers from and against any and all losses, claims, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Latin America Investment Fund or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Latin America Equity Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12. TERMINATION, POSTPONEMENT AND WAIVERS

    12.1.  TERMINATION.

    (a) Notwithstanding anything to the contrary in this Agreement, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption by the shareholders of each of the Parties) prior to the Effective Date, or the Effective Date may be postponed, (i) by mutual agreement of the Parties' Board of Directors; (ii) by the Board of Directors of the Latin America Investment Fund if any of the obligations of the Latin America Equity Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Latin America Equity Fund has made a material and intentional misrepresentation herein or in connection herewith; or (iii) by the Board of Directors of the Latin America Equity Fund if any of the obligations of the Latin America Investment Fund set forth in this Agreement has not been fulfilled or waived by such Board or if the Latin America Investment Fund has made a material and intentional misrepresentation herein or in connection herewith.

    (b) If the transaction contemplated by this Agreement shall not have been consummated by December 31, 2000, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Parties.

    (c) In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the Parties or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

    12.2. WAIVER. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either the Latin America Equity Fund or the Latin America Investment Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

    12.3.  EXPIRATION OF REPRESENTATIONS AND WARRANTIES.

    (a) The respective representations and warranties contained in Articles 3 and 4 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and neither of the Parties nor any of their officers, directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director, agent or shareholder of the Parties against any liability to the entity for which that officer, director, agent or shareholder so acts or to its shareholders to which that officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

    (b) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Parties to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Parties, unless such terms and conditions shall result in a change in the method of computing the number of shares of Latin America Investment Fund Common Stock to be issued pursuant to this Agreement, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Parties prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate unless the Parties call special meetings of shareholders at which such conditions so imposed shall be submitted for approval.

13. MISCELLANEOUS

    13.1. TRANSFER RESTRICTION. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Latin America Investment Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

       THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE LATIN AMERICA INVESTMENT FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR
       (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Latin America Investment Fund's transfer agent with respect to such shares. The Latin America Equity Fund will provide the Latin America Investment Fund on the Effective Date with the name of any Latin America Equity Fund Shareholder who is to the knowledge of the Latin America Equity Fund an affiliate of it on such date.

    13.2. MATERIAL PROVISIONS. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

    13.3. NOTICES. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to the Latin America Investment Fund:

       Hal Liebes, Esq.
       Senior Vice President
       The Latin America Investment Fund, Inc.
       466 Lexington Avenue
       New York, New York 10017

With copies to:

       Daniel Schloendorn, Esq.
       Willkie Farr & Gallagher
       787 Seventh Avenue
       New York, New York 10019
       Marco E. Adelfio, Esq.
       Morrison & Foerster
       2000 Pennsylvania Avenue, N.W.
       Suite 5500
       Washington, D.C. 20006

If to the Latin America Equity Fund:

       Hal Liebes, Esq.
       Senior Vice President
       The Latin America Equity Fund, Inc.
       466 Lexington Avenue
       New York, New York 10017

With copies to:

       Daniel Schloendorn, Esq.
       Willkie Farr & Gallagher
       787 Seventh Avenue
       New York, New York 10019
       Marco E. Adelfio, Esq.
       Morrison & Foerster
       2000 Pennsylvania Avenue, N.W.
       Suite 5500
       Washington, D.C. 20006

Any Party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

    13.4. AMENDMENTS. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Latin America Investment Fund and the Latin America Equity Fund; provided, however, that following the meeting of the Latin America Investment Fund and Latin America Equity Fund shareholders to approve the Merger, no such amendment may have the effect of changing the provisions for determining the number of the Latin America Investment Fund shares to be issued to the Latin America Equity Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.5. HEADINGS. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.7. ENFORCEABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

    13.8. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Parties and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.9. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Maryland, without regard to its principles of conflicts of law.

    IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

                                            THE LATIN AMERICA INVESTMENT FUND, INC.

                                            By:
                                                     -----------------------------------------
                                            Name:
                                                     -----------------------------------------
                                            Attest:
                                                     -----------------------------------------
                                            Title:
                                                     -----------------------------------------

                                            THE LATIN AMERICA EQUITY FUND, INC.

                                            By:
                                                     -----------------------------------------
                                            Name:
                                                     -----------------------------------------
                                            Attest:
                                                     -----------------------------------------
                                            Title:
                                                     -----------------------------------------

                                   EXHIBIT B

                                    FORM OF
                     NEW CSAM INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT
                                                                  March 31, 1992
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, New York 10022

                                                               ___________, 2000

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017

Dear Sirs:

    The Latin America Equity Fund, Inc. (formerly known as The Latin America Investment Fund, Inc.) (the "Company"), a corporation organized under the laws of the state of Maryland, herewith confirms its agreement with BEA AssociatesCredit Suisse Asset Management, LLC (the "Adviser"), a general partnershiplimited liability company organized under the laws of the state of New YorkDelaware, as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

    The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect (including its Registration Statement on Form N-14 as declared effective by the Securities and Exchange Commission on September 1,
2000), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Adviser on an ongoing basis. The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company with respect to all investments other than external debt obligations of Latin American governments or governmental entities ("Sovereign Debt"), for which Salomon Brothers Asset Management Inc ("SBAM") will serve as investment adviser. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT ADVISER

    Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company's assets other than Sovereign Debt in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities other than Sovereign Debt for the Company,
(d) place purchase and sale orders on behalf of the Company for all investments other than Sovereign Debt,and (e) monitor and evaluate the services provided by the Company's investment sub-advisers under its investment sub-advisory agreements and (f) supervise, monitor and evaluate the services provided by the Company's Brazilian economic adviser and administrator under the Brazilian economic advisory and administration agreement. In providing these services, the Adviser will provide investment research and supervision of the Company's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

3.  BROKERAGE

    In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.  INFORMATION PROVIDED TO THE COMPANY

    The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.  STANDARD OF CARE

    The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not "interested persons" of the Company or (b) an independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

6.  COMPENSATION

    (a) In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of the calendar quarter in which the date set forth above occurs and after the end of each calendar quarter thereafter, a fee for the previous quarter computed monthly at an annual rate of 1.06251.00% of the first US$ 100 million of the Company's average weekly net assets"Average Weekly Base Amount" (as defined below), .9775 of 1.000.90% of the next US$ 50 million and .8925 of 1.000.80% of amounts above US$ 150 million.

  (b)(i)__"Average Weekly Base Amount" for any quarter is the average of the lesser of (A) "Market Value" of the Company's outstanding shares, and (B) the Company's net assets, in each case determined as of the last trading day for each week during that quarter.

    (ii)_"Market Value" of the Company's outstanding shares will be determined as follows:

           (A) if the Company's shares are listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the exchange or market on which they are principally traded, on the valuation date; if there is no sale on the valuation date, the shares shall be valued at the mean between the closing bid and asked price;

           (B)_if the Company's shares are traded over-the-counter but are not listed or traded on any national securities exchange or on the Nasdaq National Market, the shares shall be valued at the last sale price on the valuation date or, if no sale occurs on that date, at the last bid price; or

           (C)_if the Company's shares are not listed or traded on any recognized securities market or over-the-counter, the shares shall be deemed to have the same value as the underlying net assets of the Company as of the valuation date.
    (b)(c)The Adviser (or, as provided below, the Company) and SBAM shall pay to each ofCelfin Servicios Financieros S.A., the Chilean sub-investment advisersadviser of the Company (the "Sub-Adviser") the fees payable under eachthe Investment Sub-Advisory Agreement relating to the Company among the Company, the Adviser, SBAM and each suchthe Sub-Adviser. The Adviser and SBAM each shall pay that portion of the fees payable to the Sub-Advisers in the same proportion as its advisory fees received from the Company bears to the Company's combined fees for investment advice. In the event that any one of the Investment Sub-Advisory AgreementsAgreement is terminated, the Adviser shall be responsible for furnishing to the Company the services required to be performed by suchthe Sub-Adviser under the respective Investment Sub-Advisory Agreement relating to investments other than Sovereign Debt or arranging for a successor sub-investment adviser with respect to such investments on terms and conditions acceptable to the Company and subject to the requirements of the Investment Company Act of 1940.
    The Company agrees that, at the request of the Adviser, it will pay the Sub-AdvisersAdviser directly in local currency the amounts payable to each of the Sub-Adviser for sub-advisory services, provided that the fee payable to the Adviser hereunder shall be reduced to the extent of amounts so paid to the Sub-Adviser. The fee payable to the Adviser for the period from the date set forth above to the end of the first calendar quarter thereafter shall be prorated according to the proportion that such period bears to the full quarterly period.
    (d)(b) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Company's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

7.  EXPENSES

    The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, except as otherwise may be provided in any separate agreement between the Company and the Adviser, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the SBAM, the Sub-Adviser, any U.S. or foreign administrator, the Company's Brazilian economic adviser or any of their affiliates; U.S. Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company's Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

8.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

    The Company understands that the Adviser now acts, will continue to act or may act in the future as investment adviser to investment fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company. In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.  TERM OF AGREEMENT

    This Agreement shall become effective as of the date set forth above and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

10. ENTIRE AGREEMENT

    This Agreement constitutes the entire agreement between the parties hereto.
11. CHANGES IN PARTNERSHIP MEMBERSHIP

    The Adviser shall notify the Company of any change in the membership of the Adviser within a reasonable time after such change.

12. GOVERNING LAW

    This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

13. COUNTERPARTS

    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

    If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,
                                          THE LATIN AMERICA INVESTMENTEQUITY
                                          FUND, INC.
                                          By: /s/ Michael A. Pignataro
                                          --------------------------------------
                                            Name: Michael A. Pignataro
                                            Title:

Accepted:
BEA ASSOCIATES

CREDIT SUISSE ASSET
MANAGEMENT, LLC
By: /s/ Emilio Bassini
------------------------------------------
  Name: Emilio Bassini
  Title:

                                   EXHIBIT C

                                    FORM OF
                  NEW CELFIN INVESTMENT SUB-ADVISORY AGREEMENT

                       INVESTMENT SUB-ADVISORY AGREEMENT
                                                               December 21, 1990
Celsius Agente de Valores Limitada

                                                               ___________, 2000

Celfin Servicios Financieros S.A.
Apoquinda 32003721, Piso 19
Santiago
Chile

Dear Sirs:

    The Latin America Equity Fund, Inc. (formerly known as The Latin America Investment Fund, Inc.) (the "Company"), a corporation organized under the laws of the state of Maryland, BEA Associates ("BEA"), a general partnership organized under the laws of the state of New York and the investment adviser to the Company with respect to investments other than external debt obligations of Latin American issuers ("Sovereign Debt"), and Salomon BrothersCredit Suisse Asset Management, Inc.LLC ("SBAMCSAM"), a corporationlimited liability company organized under the laws of the state of Delaware and the investment adviser to the Company with respect to investments in Sovereign Debt, each herewith confirms its agreement with Celsius Agente de Valores LimitadaCelfin Servicios Financieros S.A. (the "Sub-Adviser") as follows:

1.  INVESTMENT DESCRIPTION; APPOINTMENT

    The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect (including its Registration Statement on Form N-14 as declared effective by the Securities and Exchange Commission on September 1,
2000), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Sub-Adviser on an on-going basis. The Company, BEA and SBAMCSAM desire to employ and hereby appoint the Sub-Adviser to act as investment sub-adviser to the Company with respect to Chilean investments. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.  SERVICES AS INVESTMENT SUB-ADVISER
    Subject to the supervision and direction of the Board of Directors of the Company and of BEA and SBAMCSAM, the Sub-Adviser will (a) act in conformity with the Company's Articles of Incorporation, the U.S. Investment Company Act of 1940 and the U.S. Investment Advisers Act of 1940, as the same may from time to time be amended, and (b) provide the following services: (1) furnishing advice and making recommendations to BEA and SBAMCSAM regarding the purchase and sale of Chilean securities, (2) providing BEA and SBAMCSAM with statistical, research and other factual data for their use in connection with the Company's investment program in Chile, (3) identifying Chilean regulatory and other Chilean governmental requirements applicable to the Company in connection with the Company's investment activities in Chile, (4) monitoring the execution of transactions and the settlement and clearance of the Company's Chilean securities transactions and (5) providing information regarding corporate actions, repatriation restrictions, currency restrictions and other matters relating to the Company's Chilean holdings as may be requested by the Company BEA or SBAMCSAM from time to time.

3.  INFORMATION PROVIDED TO BEA AND SBAMCSAM
    The Sub-Adviser will keep BEA and SBAMCSAM informed of developments in Chile materially affecting the Company, and will, on its own initiative, furnish BEA and SBAMCSAM from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

4.  STANDARD OF CARE

    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company, BEA or SBAMCSAM in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to BEA, SBAMCSAM, the Company or its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

5.  COMPENSATION
    In consideration of the services rendered pursuant to this Agreement, BEA and SBAMCSAM will pay the Sub-Adviser within five business days after the end of theeach calendar quarter during which the Closing Date (as defined below) occurs and within five business days after the endterm of each calendar quarter thereafterthis Agreement, a fee for the previous quarter computed monthly at an annual rate of .0525 of 1.00% of the Company's average weekly net assets invested in Chilean securities, less the "Discount Adjustment Amount." BEAFor purposes of this Agreement, the "Discount Adjustment Amount" shall be obligated to pay 65% of amountsmean the product of (x) the quarterly fee otherwise due to the Sub-Adviser hereunder, and SBAM(y) a fraction, the numerator of which is the amount by which the investment advisory fee payable to CSAM by the Company for the corresponding quarter has been reduced, pursuant to the terms of the Investment Advisory Agreement between the Company and CSAM, as a consequence of the market value of the Company's outstanding shares trading at a discount to the Company's net asset value, and the denominator of which is the investment advisory fee that would have been payable to CSAM for that quarter if no such reduction was required by the terms of that agreement. If the Investment Advisory Agreement between the Company and CSAM at any time no longer requires any such adjustment, the Discount Adjustment Amount hereunder shall be obligated to pay 35% of amounts duezero.
    Pursuant to the terms of the Investment Advisory Agreement between the Company and BEA and that between the Company and SBAM, each datedCSAM of even date herewith, BEA and SBAMCSAM may direct the Company to pay the Sub-Adviser directly amounts owing under this Agreement in Chilean pesos at the "dolar observado" rate on the date of payment or, if such rate ceases to be calculated in Chile, at an exchange rate commonly utilized in lieu of the "dolar observado" rate. Other than in this instance, the Sub-Adviser shall have no right to obtain compensation directly from the Company for services provided hereunder and agrees to look solely to BEA and SBAMCSAM for payment of fees due. The fee for the period from the date BEA succeeds to the business of BEA Associates, Inc. (the "Closing Date") to the end of the first calendar quarter during which the Closing Date occurs shall be prorated according to the proportion that such period bears to the full quarterly period. Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Company's net assets shall be computed at the times and in the manner specified in the Company's Registration Statement as from time to time in effect.

6.  EXPENSES

    The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors or employees of the Sub-Adviser, BEA, SBAMCSAM, any other sub-investment adviser or any of their affiliates; U.S. Securities and Exchange Commission fees, state Blue Sky qualification fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company's Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or nonrecurring expenses.

7.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

    The Company understands that the Sub-Adviser now acts, will continue to act or may act in the future as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Sub-Adviser so acting. The Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8.  TERM OF AGREEMENT
    This Agreement shall become effective as of the ClosingdateDate hereof and shall continue for an initial one-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or BEACSAM or by vote of holders of a majority of the Company's shares, or upon 90 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

9.  ENTIRE AGREEMENT

    This Agreement constitutes the entire agreement among the parties hereto.

10. CHANGE IN MEMBERSHIP
    BEACSAM shall notify SBAM, the Sub-Adviser and the Company of any change in its membership within a reasonable time after such change.

11. GOVERNING LAW

    This Agreement shall be governed by and continued and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

12. CONSENT TO JURISDICTION AND SERVICE OF PROCESS

    The Sub-Adviser irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

    As long as this Agreement remains in effect, the Sub-Adviser will at all times have an authorized agent in the Borough of Manhattan, The City of New York upon whom process may be served in any legal action or proceeding in a New York State or United States Federal court sitting in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser hereby appoints CT Corporation System as its agent for such purpose, and covenants and agrees that service of process in any such legal action or proceeding may be made upon it at the office of such agent at 1633 Broadway, New York, New York 10019 (or at such other address in the Borough of Manhattan, The City of New York, as said agent may designate by written notice to the Company and BEA and SBAM)CSAM. The Sub-Adviser hereby consents to process being served in any suit, action or proceeding of the nature referred to in the preceding paragraph by service upon such agent together with the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Sub-Adviser set forth in the heading to this Agreement or to any other address of which the Sub-Adviser shall have given written notice to the Company and BEA and SBAMCSAM. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service (but does not waive any right to assert lack of subject matter jurisdiction) and agrees that such service (i) shall be deemed in every respect effective service of process upon the Sub-Adviser in any suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Sub-Adviser.
    Nothing in this Section shall affect the right of the Company or BEA or SBAMCSAM to serve process in any manner permitted by law or limit the right of the Company, BEA or SBAMCSAM to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

    If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,
                                          THE LATIN AMERICA INVESTMENTEQUITY
                                          FUND, INC.
                                          By: /s/ Emilio Bassini
                                          --------------------------------------
                                            Name: Emilio Bassini
                                            Title: President
                                          BEA ASSOCIATES
                                          By: /s/ Signature illegible
                                          --------------------------------------

                                            Name:
                                            Title: Managing Director
                                          SALOMON BROTHERSCREDIT SUISSE ASSET
                                          MANAGEMENT, INC.LLC

                                          By:
                                          --------------------------------------

                                            Name:
                                            Title:

Accepted:
CELSIUS AGENTE DE VALORES LIMITADA
By: /s/ Mario Lobo____/s/ Juan Andres Camus
------------------------------------------

CELFIN SERVICIOS FINANCIEROS S.A.

By:
------------------------------------------
  Name: Mario Lobo / Juan Andres Camus
  Title: Managing Directors

                                 PROXY CARD FOR

                     THE LATIN AMERICA INVESTMENT FUND, INC.

                                       P

                                       R

                                       O

                                       X

                                       y

                                      PROXY

                     THE LATIN AMERICA INVESTMENT FUND, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Latin America Investment Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on October 10, 2000, and at any adjournments thereof.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

      Please mark
      votes as in
      this example

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3 and 4 and "AGAINST" Proposal 5. The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4 and "AGAINST" Proposal 5.

                                               FOR        AGAINST       ABSTAIN
1.  To approve a Merger Agreement and
    Plan of Reorganization whereby The
    Latin America Equity Fund, Inc. will
    merge with and into the Fund.

                                               FOR        AGAINST       ABSTAIN
2   To approve changes in the Fund's
    investment objective and fundamental
    investment policy from investing
    primarily in Latin American debt and
    equity securities to investing,
    under normal conditions,
    substantially all, and at least 80%,
    of its total assets in Latin
    American equity securities.

                                               FOR        AGAINST       ABSTAIN
3   To approve a new investment advisory
    agreement with Credit Suisse Asset
    Management, LLC.

                                               FOR        AGAINST       ABSTAIN
4.  To approve a new investment
    sub-advisory agreement with Celfin
    Servicios Financieros S.A.

                                               FOR        AGAINST       ABSTAIN
5.  To approve a shareholder proposal to
    terminate the investment advisory
    agreement with Credit Suisse Asset
    Management, LLC.

                                               MARK HERE FOR ADDRESS CHANGE AND
                                               NOTE AT LEFT

                                               PLEASE MARK, SIGN, DATE AND
                                               RETURN THIS PROXY CARD PROMPTLY
                                               USING THE ENCLOSED ENVELOPE.

                                               Please sign exactly as name
                                               appears at left. When shares are
                                               held by joint tenants, both
                                               should sign. When signing as
                                               attorney, executor,
                                               administrator, trustee or
                                               guardian, please give full title
                                               as such. If a corporation, please
                                               sign in full corporate name by
                                               president or other authorized
                                               officer. If in a partnership,
                                               please sign in partnership name
                                               by authorized person.

    Signature:        Date:                    Signature:           Date:

                                 PROXY CARD FOR

                       THE LATIN AMERICA EQUITY FUND, INC.

                                      PROXY

                       THE LATIN AMERICA EQUITY FUND, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

P R O X Y

      The undersigned hereby appoints Michael A. Pignataro and Hal Liebes as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Latin America Equity Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the special meeting of shareholders to be held on October 10, 2000, and at any adjournments thereof.

-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

|X|  Please mark
     votes as in
     this example

      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposal 1 and "AGAINST" Proposal 2.

      The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "AGAINST" Proposal 4.

                                                   FOR      AGAINST      ABSTAIN
1.   To approve a Merger Agreement and Plan
     of Reorganization whereby the Fund will       |_|        |_|          |_|
     merge with and into The Latin America
     Investment Fund, Inc.

                                                   FOR      AGAINST      ABSTAIN
2.   To approve a shareholder proposal to
     terminate the investment advisory             |_|        |_|          |_|
     agreement with Credit Suisse Asset
     Management, LLC.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT |_|

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.

Signature:___________________________________________  Date:____________________


Signature:___________________________________________  Date:____________________

                                     PART B



                     THE LATIN AMERICA INVESTMENT FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                    MERGER OF
                       THE LATIN AMERICA EQUITY FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

                                  WITH AND INTO

                     THE LATIN AMERICA INVESTMENT FUND, INC.
                        466 LEXINGTON AVENUE, 16TH FLOOR
                            NEW YORK, NEW YORK 10017
                                 (212) 875-3500

       This Statement of Additional Information, or SAI, relates specifically to the proposed merger (the "Merger") of The Latin America Equity Fund, Inc. (the "Latin America Equity Fund") with and into The Latin America Investment Fund, Inc. (the "Latin America Investment Fund") in accordance with the General Corporation Law of the State of Maryland. This Statement of Additional Information consists of this cover page, the information contained herein, and the following documents, each of which has been filed electronically and is incorporated by reference herein:

(1) The audited financial statements, notes to the audited financial statements and report of the independent auditors for the Latin America Equity Fund for the fiscal year ended December 31, 1999; and

(2) The audited financial statements, notes to the audited financial statements and report of the independent auditors for the Latin America Investment Fund for the fiscal year ended December 31, 1999.


       This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated September 1, 2000, relating to the Merger. A copy of the Proxy Statement/Prospectus may be obtained without charge by writing to either Fund at 466 Lexington Avenue, New York, New York 10017 or by calling Shareholders Communications Corporation at 1-(800) 403-7916.



       This Statement of Additional Information is dated September 1, 2000

                                TABLE OF CONTENTS

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES...............................3
INVESTMENT RESTRICTIONS.......................................................11
MANAGEMENT OF THE FUNDS.......................................................13
PORTFOLIO TRANSACTIONS........................................................18
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN..................................19
TAXATION......................................................................23
FINANCIAL STATEMENTS..........................................................34
PRO FORMA FINANCIAL STATEMENTS................................................34
APPENDIX A...................................................................A-1

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

       ORGANIZATION. Both the Latin America Equity Fund and the Latin America Investment Fund are closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, or the Investment Company Act. The Latin America Equity Fund is sometimes referred to in this SAI as "LAQ," the Latin America Investment Fund is sometimes referred to in this SAI as "LAM" or, following consummation of the Merger, the "Surviving Fund," and LAQ and LAM are sometimes collectively referred to in this SAI as the "Funds" and individually, as the context may require, as the "Fund." Both Funds are organized as corporations under the laws of the State of Maryland. Each Fund is managed and advised by Credit Suisse Asset Management, LLC, or CSAM, formerly known as BEA Associates, except that Salomon Brothers Asset Management Inc, or SBAM, currently manages the debt securities of LAM. The shares of common stock of each Fund are listed and trade on the New York Stock Exchange, or NYSE, under the symbols "LAQ" and "LAM", respectively. Upon consummation of the Merger, LAM will change its name to "The Latin America Equity Fund, Inc." After the Effective Date, shares of common stock of the Surviving Fund will trade on the NYSE under the symbol "LAQ", while LAQ's shares will be delisted and that Fund will cease to exist.

       The shares of common stock of each Fund have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. Each Fund's shares of common stock are fully paid and non-assessable and have no preemptive, conversion or other subscription rights. Fluctuations in the market price of the Fund's shares is the principal investment risk of an investment in either Fund. Portfolio management, market conditions, investment policies and other factors affect such fluctuations. Although currently the investment objectives, policies and restrictions of the Funds are similar, there are differences between them, as discussed below. There can be no assurance that either Fund will achieve its stated objective.

       PROPOSED CHANGE IN INVESTMENT OBJECTIVE AND POLICIES. LAM shareholders are being asked to approve a change in LAM's investment objective and fundamental investment policy to conform to LAQ's current investment objective and fundamental investment policy, requiring LAM, under normal conditions, to invest substantially all, and at least 80%, of its total assets in Latin American equity securities. LAM currently invests substantially all, and at least 65%, of its total assets in Latin American debt and equity securities. In addition, LAM's Board of Directors has agreed to modify LAM's current non-fundamental investment policies to conform to the investment policies of LAQ. For more information about changing LAM's investment objective and policies, see "Proposal 2 (Latin America Investment Fund Shareholders Only): Approval of Changes in Investment Objective and Fundamental Investment Policy" in the Proxy Statement/Prospectus.

       CURRENT INVESTMENT OBJECTIVES. Long-term capital appreciation is the principal investment objective of each Fund. LAQ seeks to achieve this objective by investing primarily in Latin American equity securities, while LAM seeks to achieve this objective by investing primarily in Latin American debt and equity securities. This investment objective is a fundamental policy of each Fund and cannot be changed without the approval of the holders of a majority of each Fund's outstanding voting securities. As used throughout this SAI, for each Fund, a "majority of the Fund's outstanding voting securities" means the lesser of:

           - 67% of the shares of that Fund's common stock represented at a meeting at which more than 50% of the outstanding shares of that Fund's common stock are represented, or

           -   more than 50% of the outstanding shares of common stock.

       COMPARISON OF CURRENT INVESTMENT POLICIES. LAQ's policy, under normal market conditions, is the investment of substantially all, and at least 80%, of its total assets in Latin American equity securities. LAM's policy, under normal market conditions, is the investment of substantially all, and at least 65%, of its total assets in Latin American debt and equity securities. These policies and the investment limitations described below under "-- Investment Restrictions" are fundamental and may not be changed without the approval of a majority of each Fund's outstanding voting securities. All other policies and percentage limitations of each Fund as described below may be modified by that Fund's Board of Directors if, in the reasonable exercise of its business judgment, it determines that modification is necessary or appropriate to carry out that Fund's investment objective.

       Both Funds define Latin American equity securities as:

           - equity securities of companies organized in a Latin American country or for which the principal trading market is in Latin America,

           - equity securities denominated in a Latin American currency issued by companies to finance operations in Latin America,

           - equity securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Latin America or sales made in Latin America, and

           - Latin American equity securities in the form of depositary shares.

       Both Funds also define Latin American equity securities to include equity securities of companies that have characteristics and business relationships common to companies in other geographic regions. As a result, the value of the securities of these companies may reflect economic and market forces in other regions as well as in Latin America. Each Fund believes, however, that investment in such companies is appropriate in light of its investment objective because CSAM will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Latin America such that their value will tend to reflect Latin American developments to a greater extent than developments in other regions. For example, CSAM may direct either Fund to invest in companies organized and located in the United States or other countries outside of Latin America, including companies having their entire production facilities outside of Latin America, when such companies meet the Funds' definition of Latin American equity securities (as enumerated above) so long as CSAM believes at the time of investment that the value of the company's equity securities will reflect principally conditions in Latin America.

       In addition, LAM's definition of Latin American debt securities includes debt securities that have the characteristics enumerated above for equity securities as well as securities issued or guaranteed by the government of a Latin American country, its agencies or instrumentalities, or the central bank of that country.

       For purposes of this SAI, unless otherwise indicated, Latin America consists of Argentina, Bolivia, Brazil, Chile, Colombia, Costa Rica, Cuba, Dominican Republic, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela.

       LAQ invests primarily in listed equity securities in Argentina, Brazil, Chile and Mexico, the most developed capital markets in Latin America. Although the Fund expects, under normal market conditions, to invest at least 80% of its assets in equity securities in these four countries, the portion of its holdings in any Latin American country will vary from time to time.

       LAM invests primarily in listed securities in Brazil, Chile and Mexico. The Fund expects, under normal market conditions, to invest at least 65% of its assets in debt and equity securities in these three countries.

       The governments of some Latin American countries have been engaged in "privatization" programs which involve the sale of part or all of their stakes in government owned or controlled enterprises. CSAM believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of each Fund in privatizations in appropriate circumstances. In certain Latin American countries, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law. In addition, the terms on which the Funds may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that Latin American governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

       LAQ may also invest up to 20% of its assets in corporate and government debt securities of Latin American issuers, and LAM may invest a substantial portion of its assets in Latin American debt securities, when CSAM, in the case of LAQ, or CSAM and SBAM, in the case of LAM, believe that it is appropriate to do so in order to achieve capital appreciation. Latin American equity securities in which the Funds may invest consist predominantly of:

           -   common stock,

           -   preferred stock, and

           -   to a limited extent, convertible securities and warrants.

       Latin American debt securities that the Funds may acquire include:

           -   bonds,

           - notes and debentures of any maturity of Latin American governments,

           - obligations of Latin American governments' agencies, instrumentalities and central banks, and

           - obligations of banks and other companies of Latin American countries determined by CSAM to be suitable investments for each Fund (including repurchase agreements with respect to obligations of the governments or central banks of Latin American countries).

In addition, LAQ may acquire Assignments of, and Participations in, loans (as such terms are defined under "Risk Factors and Special Considerations--Loan Participations and Assignments" in the Proxy Statement/Prospectus).

       CSAM may invest in securities that it determines to be suitable investments for each Fund regardless of such securities' ratings. LAQ may not, however, invest more than 15% of its assets, and LAM may not invest more than 35% of its assets, in debt securities that are determined by CSAM to be comparable to securities rated below investment grade by Standard & Poor's Rating Group, or S&P, or Moody's Investor Services, or Moody's. The Funds' holdings of lower-quality or unrated debt securities will consist predominantly of Sovereign Debt, much of which trades at substantial discounts from face value and which may include Sovereign Debt comparable to securities rated as low as D by S&P or C by Moody's. For more information about Sovereign Debt, see "Risk Factors and Special Considerations--Sovereign Debt" and "Comparison of Investment Objectives and Policies" in the Proxy Statement/Prospectus.

       Neither Fund will invest more than 25% of its assets in the securities of companies in the same industry. In selecting industries and companies for investment by the Funds, CSAM considers factors such as overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw materials costs and sources, profit margins, return on investment, capital resources, government regulation and management. Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners.

       Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. Both Funds intend to acquire Sovereign Debt of Latin American issuers to hold and trade in appropriate circumstances, as well as to use to participate in Latin American debt conversion programs. The portion of LAQ's assets invested in Sovereign Debt is not normally expected to exceed 15% of its total assets. The portion of LAM's assets invested in Sovereign Debt is not normally expected to exceed 30% of its total assets.

       As a result of legal restrictions or market practices or both, the Funds, as U.S. entities, may be precluded from purchasing shares in public offerings by certain Latin American companies.

       Both Funds invest with a long-term perspective and do not trade in securities for short-term gain. For information regarding each Fund's portfolio turnover rate, see "Financial Highlights" and "Comparison of Investment Objectives and Policies--Portfolio Turnover Rate" in the Proxy Statement/Prospectus. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities for any given year by the average monthly value of that Fund's portfolio securities for such year. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less. Portfolio turnover directly affects the amount of transaction costs that will be borne by each Fund.

       TEMPORARY INVESTMENTS. Each of the Funds may, for cash management purposes, invest up to 25% of its assets in certain short-term instruments and may, for temporary defensive purposes, invest up to 100% of its assets in certain short-term instruments. Diversification requirements and prohibitions on repatriation of capital in certain Latin American countries for certain types of investments may limit each Fund's ability to make defensive investments during a period in which CSAM believes that such investments are warranted.

       Each Fund may invest in the following short-term instruments:

           - obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

           - bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. banks and foreign banks denominated in any currency,

           - floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

           - obligations of U.S. corporations that are rated no lower than A-2 by S&P or P-2 by Moody's or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by CSAM, and

           - shares of money market funds that are authorized to invest in short-term instruments described above.

       Among the obligations of agencies and instrumentalities of the U.S. Government in which the Funds may invest are securities that are supported by the "full faith and credit" of the U.S. Government (such as securities of the Government National Mortgage Association), by the rights of the issuer to borrow from the U.S. Treasury (such as those of the Export-Import Bank of the United States), by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as those of the Federal National Mortgage Association) or by the credit of the U.S. Government instrumentality itself (such as those of the Student Loan Marketing Association).

       Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. The Funds will enter into repurchase agreements regarding U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and regarding securities issued by the governments of Latin American countries, their agencies or instrumentalities, with creditworthy parties. The Funds will only enter into repurchase agreements pursuant to which the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. CSAM will monitor and mark to market the value of such securities daily to assure that the value equals or exceeds the repurchase price. CSAM will also monitor the creditworthiness of parties to repurchase agreements under the Directors' general supervision. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon either Fund's ability to dispose of the underlying securities.

       CURRENCY TRANSACTIONS. CSAM generally does not seek to hedge against declines in the value of the Funds' non-dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, CSAM may, in its discretion, hedge all or part of the value of the Funds' non-dollar-denominated portfolio securities, although it is not obligated to do so. Each Fund will be subject to the risk of changes in value of the Latin American currencies in which their assets are denominated, unless they engage in hedging transactions.

       In addition to hedging against a decline in the value of its portfolio assets, each Fund may, from time to time, seek to protect, during the time prior to the remittance, the value of the amounts of interest, dividends and net realized capital gains received or to be received in a local currency that it intends to remit out of a particular Latin American country by investing such amounts in U.S. dollar-denominated Latin American debt securities and engaging in the forward currency market for the purchase of U.S. dollars in the subject country. There can be no guarantee that efforts to hedge against a currency devaluation or fluctuation will be effective or that suitable U.S. dollar-denominated investments will be available at the time CSAM wishes to use them to hedge amounts to be remitted. Moreover, investors should be aware that the forward currency market for the purchase of U.S. dollars in most, if not all, Latin American countries is not highly developed. In certain Latin American countries no forward market for foreign currencies currently exists and in other countries such markets may be closed to investment by the Funds. Consequently, the risk of currency devaluations and fluctuations should be carefully considered by investors in determining whether to purchase shares of either Fund.

       Both Funds will conduct any currency exchange transactions on a spot, i.e., cash, basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract typically involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. If either Fund enters into a forward contract, that Fund's U.S. or non-U.S. custodian will place cash or readily marketable securities in a segregated account of that Fund in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

       At or before the maturity of a forward contract, either Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

       The cost to the Funds of engaging in currency transactions will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

       If a devaluation is generally anticipated, either Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates, particularly with regard to forward contracts for local Latin American currencies in view of the relatively small and inactive market for these contracts where a market actually exists.

       There is a risk that the U.S. dollar value of each Fund's dividends, interest and net realized capital gains in local currency will decline, to the extent of the devaluation of the currency, during the interval between the time that the Fund becomes entitled to receive or receives dividends and interest and realizes gains and the time such amounts are converted into U.S. dollars for remittance out of the particular country or countries.

       BORROWING. Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless, both Funds are authorized to borrow money from banks for the following reasons:

           -   for temporary or emergency purposes,

           - for such short-term credits as may be necessary for the clearance or settlement of transactions,

           - to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

           - to pay any dividends required to be distributed to maintain the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), or

           - to pay Fund expenses outside of Latin America, and not for the purpose of leveraging.

In no event shall borrowings by either Fund exceed 33-1/3% of that Fund's total assets (not including the amount borrowed). Neither Fund will make additional investments when borrowings exceed 5% of that Fund's total assets. Either Fund may pledge its assets to secure such borrowings. Collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

                             INVESTMENT RESTRICTIONS

       Each Fund has adopted "fundamental" investment restrictions or policies which may not be changed without the prior approval of the holders of a majority of each Fund's outstanding voting securities. For purposes of the restrictions listed below and the other investment limitations set forth herein, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from that Fund's portfolio. The Funds have also adopted "nonfundamental" investment policies which may be modified by each Fund's Board of Directors if, in the reasonable exercise of its business judgment, the Board determines that modification is necessary or appropriate to carry out that Fund's investment objective. Following is a description of the Funds' current fundamental investment restrictions or policies:

             1. Neither Fund may invest more than 25% of the total value of its assets in a particular industry. This restriction does not apply to investments in U.S. Government securities.

             2. Neither Fund may issue senior securities, borrow money or pledge its assets, except that either Fund may borrow from a lender for the reasons specified above under "Comparison of Investment Objectives and Policies--Borrowing."

             3. Neither Fund may lend money to other persons except through the purchase of debt obligations, loans or participation interests in loans, and the entering into of repurchase agreements or reverse repurchase agreements consistent with applicable regulatory requirements, in each case consistent with the Fund's investment objective and policies.

             4. Neither Fund may make short sales of securities or maintain a short position in any security.

             5. Neither Fund may purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

             6. Neither Fund may underwrite securities of other issuers, except insofar as either Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

             7. Neither Fund may purchase or sell commodities or real estate, except that either Fund may invest in securities secured by real estate or interests in real estate or in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

             8. Neither Fund may make investments for the purpose of exercising control over, or management of, the issuers of any securities.

       In addition to the foregoing restrictions, each Fund is subject to investment limitations, portfolio diversification requirements and other restrictions imposed by certain Latin American countries in which it invests.

       Under the Investment Company Act, neither Fund may:

           - invest more than 5% of its total assets in the securities of any one investment company, nor

           - acquire more than 3% of the outstanding voting securities of any such company.

       In addition, the Funds may not invest more than 10% of their total assets in securities issued by all investment companies. As a shareholder in any investment company, each Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the company's advisory, sub-advisory and administrative fees with respect to assets so invested.

                             MANAGEMENT OF THE FUNDS

DIRECTORS AND PRINCIPAL OFFICERS

       The names, addresses and principal occupations of the directors and principal officers of each Fund are described under "Management of the Funds -- Directors and Principal Officers" in the Proxy Statement/Prospectus.

COMPENSATION OF DIRECTORS AND PRINCIPAL OFFICERS

       The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1999. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Funds for such period.

                                                                                                      TOTAL
                                                                                                     NUMBER OF
                                                       PENSION OR                       TOTAL        BOARDS OF
                                                       RETIREMENT                    COMPENSATION      CSAM-
                                                        BENEFITS       ESTIMATED      FROM FUNDS      ADVISED
                                       AGGREGATE       ACCRUED AS        ANNUAL        AND FUND      INVESTMENT
                                      COMPENSATION    PART OF FUND   BENEFITS UPON   COMPLEX PAID    COMPANIES
            NAME OF DIRECTOR           FROM FUNDS       EXPENSES       RETIREMENT    TO DIRECTORS     SERVED
 ----------------------------------  --------------  -------------- --------------- --------------  ------------
 Dr. Enrique R. Arzac .............  LAQ:    $9,000         0              0           $99,500          11
                                     LAM:    $9,000

 James J. Cattano .................  LAQ:    $8,500         0              0           $61,500           6
                                     LAM:    $8,500

 Peter A. Gordon(1)................  LAQ:    $7,500         0              0           $44,500           6
                                     LAM:    $7,500

 George W. Landau .................  LAQ:    $9,000         0              0           $64,000           7
                                     LAM:    $9,000

 Riordan Roett ....................  LAM:    $7,500         0              0           $ 7,500           1

 Martin M. Torino .................  LAQ:    $8,000         0              0           $51,000           6
                                     LAM:    $8,000

 William W. Priest Jr.(2)..........  LAQ:    $    0         0              0                 0          55
                                     LAM:    $    0

 Richard W. Watt(2)................  LAQ:    $    0         0              0                 0           6
                                     LAM:    $    0


----------------------------------
 (1) Mr. Gordon resigned from the Boards of the Funds effective December 20,
     1999.


 (2) Indicates interested directors of each of LAM and LAQ

       Each Fund pays each of its directors who is not a director, officer, partner, co-partner or employee of CSAM or any affiliate thereof an annual fee of $5,000 plus $500 for each Board of Directors meeting attended. In addition, each Fund will reimburse those directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. The aggregate remuneration paid to directors by LAQ and LAM during fiscal year 1999 was $42,000, and $49,500, respectively.

       The Articles of Incorporation and By-laws of each Fund provide that the Fund will indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, each Fund's Articles of Incorporation provide that the Fund's directors and officers will not be liable to shareholders for money damages, except in limited instances.

       Each of the Non-interested Directors of the Funds is also party to an Indemnification Agreement with the Fund or Funds as to which he serves as a director providing for contractual rights of indemnity and advancement of expenses. However, nothing in the Articles of Incorporation, the By-laws or the Indemnification Agreements of either Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Insurance obtained by either Fund shall not protect or purport to protect officers or directors or the investment adviser of that Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

       CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. The following table shows certain information based on filings made with the Securities and Exchange Commission (the "SEC") on June 7, 2000 concerning persons who may be deemed beneficial owners of 5% or more of the shares of common stock of either Fund because they possessed or shared voting or investment power with respect to the shares of that Fund:


                                                                            NUMBER OF SHARES          PERCENT
FUND                    NAME AND ADDRESS                                    BENEFICIALLY OWNED        OF SHARES
----                    ----------------                                    ------------------        ---------
Latin America           President and Fellows of Harvard College                 1,394,800            19.3%
Equity Fund             c/o Harvard Management Company, Inc.
                        600 Atlantic Avenue
                        Boston, MA 02210

Latin America           President and Fellows of Harvard College                 1,694,600            25.7%
Investment Fund         c/o Harvard Management Company, Inc.
                        600 Atlantic Avenue
                        Boston, MA 02210


       All the directors and executive officers, as a group, of LAQ, as of June 7, 2000, owned less than 1% of the outstanding shares of that Fund, and all the directors and executive officers, as a group, of LAM, as of the same date, owned less than 1% of the outstanding shares of that Fund.

ADVISORY AND SUB-ADVISORY ARRANGEMENTS

       CSAM serves as the investment adviser to both Funds, and SBAM (together with CSAM, each an "Adviser") serves as the investment adviser to LAM with respect to Sovereign Debt pursuant to advisory agreements with each Fund (the "Advisory Agreements"). Each Advisory Agreement provides that the Adviser shall not be liable, and shall be indemnified, for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement. In addition, each Adviser is entitled to receive advances from each Fund for payment of the reasonable expenses it incurs in connection with any matter as to which it seeks indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.

       Under each Advisory Agreement, the Adviser may cause the Fund to pay an investment sub-adviser directly in local currency for services rendered, which will reduce the amount payable to the Adviser by the Fund.

       For more information about each Adviser and the Advisory Agreements, see "Synopsis - Fees and Expenses - The Latin America Equity Fund," "Synopsis - Fees and Expenses of the Latin America Investment Fund" and "Management" in the Proxy Statement/Prospectus. Shareholders of LAM have been requested to consider and approve a new investment advisory agreement with CSAM. For information regarding the terms of the new investment advisory agreement, see "Proposal 3 (Latin America Investment Fund Shareholders Only): Approval of New Investment Advisory Agreement" in the Proxy Statement/Prospectus.

       Shareholders of LAM have been requested to consider and approve a new investment sub-advisory agreement with Celfin Servicios Financieros S.A. ("Celfin"). For information regarding the terms of the new investment sub-advisory agreement, see "Proposal 4 (Latin America Investment Fund Shareholders Only): Approval of New Investment Sub-Advisory Agreement" in the Proxy Statement/Prospectus.

       The table below sets forth the investment advisory fees earned by each Adviser, waivers, sub-advisory fees paid to Celfin and net advisory fees for each Fund for the last three fiscal years.

------------------------------------------------------------------------------------------------------------------------
Fund                      Adviser       Year Ended             Gross                      Sub-Advisory    Net Advisory
                                                            Advisory Fee     Waivers(1)   Fees Paid(2)        Fees
------------------------------------------------------------------------------------------------------------------------
LAQ                       CSAM       December 31, 1997       $2,015,794       $210,285      $57,167        $1,748,342
                                    ------------------------------------------------------------------------------------
                                     December 31, 1998       $1,434,269       $182,108      $20,748        $1,231,413
                                    ------------------------------------------------------------------------------------
                                     December 31, 1999       $1,169,336       $ 75,517      $15,201        $1,078,618
------------------------------------------------------------------------------------------------------------------------
LAM                       CSAM       December 31, 1997       $1,724,006       $172,739      $71,982        $1,466,582
                                    ------------------------------------------------------------------------------------
                                     December 31, 1998       $1,234,850       $118,997      $50,175        $1,056,824
                                    ------------------------------------------------------------------------------------
                                     December 31, 1999       $1,012,087       $ 97,269      $40,531        $  867,134
------------------------------------------------------------------------------------------------------------------------


                                       15

------------------------------------------------------------------------------------------------------------------------
Fund                      Adviser       Year Ended             Gross                      Sub-Advisory    Net Advisory
                                                            Advisory Fee     Waivers(1)   Fees Paid(2)        Fees
------------------------------------------------------------------------------------------------------------------------
LAM                       SBAM       December 31, 1997       $  303,465       $ 29,462      $12,703        $  274,003
                                    ------------------------------------------------------------------------------------
                                     December 31, 1998       $  217,911       $ 20,996      $ 8,854        $  196,915
                                    ------------------------------------------------------------------------------------
                                     December 31, 1999       $  178,603       $ 17,165      $ 7,153        $  161,438
------------------------------------------------------------------------------------------------------------------------


------------------------
(1) The Advisers have agreed to waive a portion of their respective advisor fees previously payable to each respective Fund's former sub-advisers.
(2) CSAM pays a sub-advisory fee to Celfin Servicios Financieros S.A., the Chilean Sub-Adviser of each Fund.

       The agreement between each Fund, CSAM and Celfin (collectively, the "Sub-Advisory Agreements") contains provisions regarding standards of care and indemnification (with the exception of advancement of fees) identical to those contained in the Advisory Agreements described above.

       For information about the Funds' custodian, transfer agent and registrar, see "Management of the Funds" in the Proxy Statement/Prospectus. For information about the Funds' independent accountants, see "Experts" in the Proxy Statement/Prospectus.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

       Unless earlier terminated as described below, the Advisory Agreements and the Sub-Advisory Agreements remain in effect if approved annually by either (i) the Board of Directors of the Fund or (ii) the "vote of a majority of the outstanding voting securities" of the Fund, and in either case, the vote of a majority of the Non-interested Directors (as defined in the Investment Company
Act), cast in person at a meeting called for such purpose. Each of the Advisory Agreements and the Sub-Advisory Agreements terminates automatically on its assignment by any party and may be terminated without penalty on 60 days' written notice by the Board of Directors or the vote of the holders of a majority of the Fund's outstanding shares. Each Adviser, or Celfin, as the case may be, may terminate their respective agreements, without penalty, upon 90 days' written notice. If a Sub-Advisory Agreement is terminated, the Adviser will be responsible for furnishing the services required to be performed by the terminated Sub-Adviser or arranging for a successor investment sub-adviser on terms and conditions acceptable to the Fund and subject to the requirements of the Investment Company Act.

       The U.S. Administration Agreement between Bear Stearns Funds Management Inc. ("BSFM" or the "U.S. Administrator") and the Fund is terminable on 60 days' notice by either party. Unless terminated by the Fund's Board of Directors upon 60 days' prior written notice or by the relevant service provider upon 90 days' prior written notice, the Chilean Administration Agreement between the Fund and BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. (the "AFICE" or the "Chilean Administrator") and the Chilean Sub-Administration Agreement between the Chilean Administrator and Celfin will continue automatically from year to year. The Chilean Sub-Administration Agreement also terminates automatically upon termination of the Chilean Administration Agreement. The Chilean Administrator may be replaced only by an entity authorized to act as an administrator of a foreign capital investment fund under Chilean law.

       The following table sets forth the amounts BSFM and AFICE earned as administrative fees, the amounts CSAM was reimbursed for administrative fees and the amounts earned by Celfin for accounting services.

--------------------------------------------------------------------------------------------------------
Fund                     Year Ended                  BSFM          AFICE(1)       CSAM        CELFIN
--------------------------------------------------------------------------------------------------------
LAQ                      December 31, 1997         $153,299        $80,300       $14,545     $  7,982
                        --------------------------------------------------------------------------------
                         December 31, 1998         $111,913        $75,300       $ 9,045     $  4,800
                        --------------------------------------------------------------------------------
                         December 31, 1999         $ 93,319        $73,800       $12,029     $  7,300
--------------------------------------------------------------------------------------------------------
LAM                      December 31, 1997         $155,498        $83,201       $16,824     $  8,309
                        --------------------------------------------------------------------------------
                         December 31, 1998         $113,804        $95,277       $13,137     $  7,001
                        --------------------------------------------------------------------------------
                         December 31, 1999         $ 95,101        $66,411       $14,001     $  5,942
--------------------------------------------------------------------------------------------------------

--------------------
(1) The administrative fees earned by AFICE are in turn paid by AFICE to Celfin for certain administrative services.

       The services of CSAM, SBAM, Celfin, the Chilean Administrator and the U.S. Administrator are not deemed to be exclusive, and nothing in the relevant service agreements will prevent any of them or their affiliates from providing similar services to other investment companies and other clients (whether or not such clients' investment objectives and policies are similar to those of the
Fund) or from engaging in other activities.

CODE OF ETHICS

       Each Fund and CSAM have each adopted a written Code of Ethics (the "Code"), which permits personnel covered by the Code ("Covered Persons") to invest in securities, including securities that may be purchased or held by the respective Fund. The Code also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the respective Fund; and (4) Covered Persons may not invest in initial public offerings.

       The Board of Directors of each Fund reviews the administration of the Code at least annually and may impose sanctions for violations of the Code.

                             PORTFOLIO TRANSACTIONS

       Decisions to buy and sell securities for each Fund are made by CSAM, and decisions to buy and sell Sovereign Debt for LAM are made by SBAM, in either case subject to the overall review of that Fund's Board of Directors. Portfolio securities transactions for each Fund are placed on behalf of that Fund by persons authorized by CSAM or SBAM, as the case may be. CSAM and SBAM manage other investment companies and accounts that invest in Latin American securities. Although investment decisions for the Fund are made independently from those of the other accounts, investments of the type the Funds may make may also be made on behalf of those other accounts. When the Funds and one or more of other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by CSAM or SBAM to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. The Funds may utilize Celfin, CS First Boston Corporation, other affiliates of CSAM or Salomon Smith Barney Inc., an affiliate of SBAM, in connection with a purchase or sale of securities in accordance with rules or exemptive orders adopted by the SEC when CSAM or SBAM believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Funds may purchase securities in the placement for which Celfin, CS First Boston Corporation or Salomon Smith Barney Inc. has acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Funds will not purchase securities from or sell securities to any Adviser or Sub-Adviser or their affiliates acting as principal.

       Transactions on U.S. and some foreign stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers in the over-the-counter markets include an undisclosed dealer's mark-up or mark-down. Fixed income securities, including Sovereign Debt, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer.

       In selecting brokers or dealers to execute portfolio transactions on behalf of each Fund, CSAM or SBAM, as the case may be, will seek the best overall terms available. Each Advisory Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement authorizes the Adviser in selecting brokers or dealers, to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion. The fees payable under the Advisory Agreements are not reduced as a result of the Adviser's receiving such brokerage and research services.

       The Board of Directors of each Fund will review periodically the commissions paid by that Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to such Fund.


       The aggregate amounts paid by LAQ in brokerage commissions for the fiscal years ended 1997, 1998 and 1999 were $59,130, $725,561 and $647,806, respectively and the aggregate amounts paid by LAM for the same periods were $54,438, $536,126 and $282,786, respectively. The higher commissions paid in fiscal years ended 1998 and 1999 by both Funds is attributable to increases in purchases and sales of portfolio securities. For the fiscal year ended December 31, 1999, LAQ and LAM paid $19,049 and $17,484, respectively, to brokers and dealers who provided research services.



       The table below sets forth, for the last three fiscal years, (i) the total dollar amount of brokerage commissions paid by each Fund to affiliated brokers, (ii) the percentage of each Fund's aggregate brokerage commissions paid to affiliated brokers, and (iii) the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through affiliated brokers.



                                                                         PERCENTAGE OF AGGREGATE
                               TOTAL DOLLAR AMOUNT     PERCENTAGE OF     DOLLAR AMOUNT OF
                               OF BROKERAGE            AGGREGATE         TRANSACTIONS
                               COMMISSIONS PAID TO     BROKERAGE         EFFECTED THROUGH
FUND     YEAR ENDED            AFFILIATES              COMMISSIONS       AFFILIATES
-------------------------------------------------------------------------------------------------
LAQ      December 31, 1997           $4,704               7.96%                6.20%
-------------------------------------------------------------------------------------------------
         December 31, 1998           $6,832               0.94%                2.19%
         ----------------------------------------------------------------------------------------
         December 31, 1999           $3,154               0.49%                0.82%
-------------------------------------------------------------------------------------------------
LAM      December 31, 1997           $4,934               9.06%               15.55%
         ----------------------------------------------------------------------------------------
         December 31, 1998          $10,788               2.01%                2.91%
         ----------------------------------------------------------------------------------------
         December 31, 1999           $5,119               1.81%                2.66%
         ----------------------------------------------------------------------------------------



       Each Fund has the benefit of an exemptive order of the SEC issued under the Investment Company Act authorizing the Funds and other investment companies advised by CSAM to co-invest in securities issued in privately-negotiated transactions, subject to the terms and conditions of the order.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

       Each Fund operates a Dividend Reinvestment and Cash Purchase Plan, the InvestLink-SM- Program, or the Program, sponsored and administered by BankBoston, N.A., pursuant to which Fund dividends and distributions, net of any applicable U.S. withholding tax, are reinvested in additional shares of that Fund. Fleet National Bank c/o EquiServe, L.P. serves as the Program Administrator for the shareholders in administering the Program. The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of that Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

       An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives the participant's enrollment form. Once in the Program, a person will remain a participant until he or she terminates his or her participation or sells all Shares held in his or her Program account, or his or her account is terminated by the Program Administrator. A participant may change his or her investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

       A participant will be assessed certain charges in connection with his or her participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

       The number of Shares to be purchased for a participant depends on the amount of his or her dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the relevant Fund's Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

       The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his or her account with his or her funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his or her account pursuant to his or her sell orders received by the Program Administrator during such time period.

       The Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his or her account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the respective Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

       If the respective Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his or her account, and for all other Shares of the Fund registered in his or her name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

       Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his or her Shares or terminates his or her participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his or her statement of account. This feature protects against loss, theft or destruction of stock certificates.

       A participant may withdraw all or a portion of the Shares from his or her Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him or her and send him or her the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his or her Program account, his or her participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his or her withdrawal to cash.

       Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

       All Shares of the Fund (including any fractional share) credited to his or her account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his or her Shares in person at the Shareholders' meeting.

       A participant will receive tax information annually for his or her personal records and to help him or her prepare his or her U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him or her of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

       The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

       The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his or her Program account is no different than his or her investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his or her Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his or her own judgment and research.

       While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

       Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank c/o EquiServe, L.P., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

                                    TAXATION

       The following is a summary of certain material United States federal income tax considerations, and Argentine, Brazilian, Chilean and Mexican tax considerations, regarding the purchase, ownership and disposition of shares in either Fund. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in either Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

UNITED STATES FEDERAL INCOME TAXES

THE FUNDS AND THEIR INVESTMENTS

       Each Fund has qualified, and intends to continue to qualify and elect to be treated, as a regulated investment company for each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of that Fund's taxable year, (i) at least 50% of the market value of that Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of that Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that such Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. Each Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.


       As a regulated investment company, neither Fund will be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in section 852 of the Code) for the taxable year is distributed to its shareholders, but will be subject to tax at regular corporate rates on any income or gains that it does not distribute. Furthermore, each Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by either Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by that Fund not later than such December 31, provided that such dividend is actually paid by that Fund during January of the following calendar year.

       Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if either Fund retains for investment an amount equal to its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, each Fund expects to designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by that Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.


       The Code imposes a 4% nondeductible excise tax on each Fund to the extent such Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by such Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

       Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Funds and may limit the Funds' abilities to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

       Each Fund will maintain accounts and calculate income in U.S. dollars. In general, gains and losses on the disposition, or receipt of principal, of debt securities denominated in a foreign currency that are attributable to fluctuation in exchange rates between the date the debt security is acquired and the date of disposition, or receipt of principal, gains and losses attributable to fluctuations in exchange rates that occur between the time such Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. If either Fund acquires a debt security denominated in a Latin American currency, such security may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated devaluations of the currency. In the case of such debt securities, each Fund would be required to include the stated interest in income as it accrues, but would generally realize an ordinary loss attributable to devaluations of the currency with respect to principal only when the security is disposed of or the principal amount is received.

       Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such Fund and defer the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause each Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of such Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

       If either Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), that Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on that Fund in respect of deferred taxes arising from such distributions or gains. If such Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a" QEF Election"), in lieu of the foregoing requirements, such Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.


       Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year for its fair market value. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. Each Fund will make the appropriate tax elections if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS

       Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net long-term capital gains, if any, that either Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by each Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of such Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of such shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

       Shareholders reinvesting dividends or distributions in shares pursuant to the Program will be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and will have a cost basis in the shares received equal to such amount.

       Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which nevertheless will be taxable to them.

       If either Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

       Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund under the Program, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

FOREIGN TAXES

       Income received by the Funds from sources within countries other than the United States may be subject to withholding and other taxes imposed by such countries, which will reduce the amount available for distribution to shareholders. If more than 50% of the value of either Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and intends to elect to "pass-through" to shareholders the amount of foreign income and similar taxes it has paid. Pursuant to this election, shareholders of the Fund will be required to include in gross income (in addition to the full amount of the taxable dividends actually received) their pro rata share of the foreign taxes paid by that Fund. Each such shareholder will also be entitled either to deduct (as an itemized deduction) its pro rata share of such foreign taxes in computing its taxable income or to claim a foreign tax credit against its U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income. Each shareholder will be notified within 60 days after the close of that Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

       Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her foreign source taxable income. For this purpose, if the pass-through election is made, the source of each Fund's income flows through to its shareholders. Any gains from the sale of securities by either Fund will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by each Fund. Because of the limitation, shareholders taxable in the United States may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each Fund. The foreign tax credit also cannot be used to offset more than 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals.

BACKUP WITHHOLDING

       Each Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders are or may be exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities. Additional tax withholding requirements which apply with respect to foreign investors are discussed below.

FOREIGN SHAREHOLDERS

       Taxation of a shareholder who, as to the United States, is a foreign investor (such as a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership) depends, in part, on whether the shareholder's income from either Fund is "effectively connected" with a United States trade or business carried on by the shareholder.

       If the foreign investor is not a resident alien and the income from such Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net realized short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from that Fund's election

(described above) to "pass-through" amounts of foreign taxes paid by such Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes treated as having been paid by them. Distributions to a non-resident alien of net realized long-term capital gains, amounts retained by that Fund which are designated as undistributed capital gains, and gains realized upon the sale of shares of such Fund generally will not be subject to United States tax unless the foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year. However, a determination by such Fund not to distribute long-term capital gains will cause that Fund to incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for investment, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes.

       In general, if a foreign investor is a resident alien or if dividends or distributions from either Fund are effectively connected with a United States trade or business carried on by the foreign investor, then dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by such Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to United States income tax at the rates applicable to United States citizens or domestic corporations. If the income from the Fund is effectively connected with a United States trade or business carried on by a foreign investor that is a corporation, then such foreign investor may also be subject to the 30% (or lower treaty rate) branch profits tax.

       The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from either Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty, and (c) any other tax consequences to them of an investment in either Fund.

NOTICES

       Shareholders will be notified annually by each Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of each Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

LATIN AMERICAN TAXES

ARGENTINE TAXES

       Then following discussion of Argentine tax laws is based on the advice of Price Waterhouse & Co. in Argentine.

       The gain obtained from the transfer of shares, bonds and securities in general is not subject to income tax or to any other tax for non-resident individuals and non-Argentine entities.

       Income from dividends of Argentine companies paid to Argentine nationals and to non Argentines is not subject to withholding tax provided the distribution relates to profits that have been taxable at the Argentine company level. Profits distributed in excess of the taxable income are subject to a withholding tax of 35%.

       Argentine source interest income is subject to withholding tax as follows:

In the case of payment of interest arising from loans granted by foreign lenders, if the lender is a foreign bank located in a country that applies the standards of the Basle Committee Banks, the withholding tax is 15.05% (35% on a notional income of 43%). Payments of interest to any other kind of lender not included in the above paragraph are subject to a withholding of 35% (35% on a notional income of 100%). Interest from loans are also subject to VAT to be paid by the borrower at the 10.5% rate in the first case and 21% in the last case.

The following interest are tax exempt:

       a) Interest from term deposits and saving accounts in Argentine financial institutions regulated by Law 21.526 (Financial Entities Law) are not subject to tax provided the interest is tax-exempt in the investor country, in order to avoid a transfer of revenues to the foreign country. In the case there is a transfer of revenues to the foreign country, the applicable withholding rate is 15.05%.

       b) Interest from Government bonds (Brady bonds, External Bonds-BONEX-, etc.) are tax exempt for non Argentine residents. The corresponding regulations are issued by the Executive Branch and the regulatory framework and placement is established by the Argentine Central Bank.

       c) Commercial papers ("Negotiable private bonds"). They are debt bonds regulated by Law 23962, which establishes that they can be issued either by local corporations or subsidiaries or branches of foreign corporations, banks, state-owned companies. The corresponding authority has issued the regulatory framework for these instruments. Interest on negotiable instruments will be exempt from withholding provided they fulfill the following requirements:

              - placement by public offer with the corresponding authorization of the National Securities Commission;

              - the company that issues the negotiable instruments should have complied with the investment plan established in the resolution approving such instruments.

If the abovementioned requirements are not fulfilled, the payment of the related interest to non Argentines is subject to a withholding tax of 31.5% (35% on a notional income of 90%).

The same rules described above for Commercial Papers are also applicable to the participation of non Argentines in relation to "fideicomisos" located in Argentina.

Commercial papers held by non Argentines are also subject to the tax on interest paid and financial cost of business indebtedness at the rate of 15%. The tax shall be in the hands of the borrower.

       No other Argentine taxes (currency gain, estate, sales, transfer, property, stamp, etc.) are applicable to either Fund or its shareholders in connection with that Fund's proposed activities in Argentina.

BRAZILIAN TAXES

       The following discussion of Brazilian tax laws is based upon the advice of Tozzini, Freire, Texeira e Silva Advogados, Brazilian counsel for the Funds.

       Each Fund's investments in Brazil are channelled through a portfolio of shares, securities and other assets (the "Brazilian Portfolio") formed under the terms of Resolution 2689 of the Brazilian National Monetary Council dated January 26, 2000.

       The Funds may only invest in any instruments and investment modalities of the financial and capital markets available to Brazilian resident investors in Brazil.

       There is no requirement as to a minimum period upon which investments shall be maintained in Brazil. For purposes of remittance of profits and capital gains, as well as repatriation of capital, investments made by the Funds are subject to an electronic registration with the Central Bank of Brazil.

       Any transactions of either Fund in derivatives or other futures markets in Brazil may only be carried out in the stock, commodities, futures or over-the-counter markets organized by an entity authorized by the Brazilian Securities and Exchange Commission (the "CVM") to operate or register in certain registration, settlement and custody systems recognized by the Central Bank of Brazil or authorized by the CVM, in their respective areas of competence.

       The Funds may not channel their respective investments in Brazil to enter into transactions in the capital and financial markets in connection with an acquisition or disposal:

       (a) outside the stock exchange trading floors, electronic systems or over-the-counter markets organized by any entity authorized by the CVM, of publicly-held company securities registered for trading in such markets; or

       (b) of securities in non-organized over-the-counter markets or in over-the-counter markets organized by entities not authorized to operate by the CVM.

       Such restrictions are not applicable in case of stock subscription, stock bonuses, conversion of debentures into shares, indices referenced in securities, acquisition and disposal of quotas in open-end securities investment funds and, provided that previously authorized by the CVM, the cases of companies that are going private or are going to cancel or suspend the trading with their shares.

       Each Fund's investments are subject to a special tax treatment in Brazil. Gains realized by the Funds on transactions performed within a Brazilian stock exchange are exempt from income tax. Gains realized outside a Brazilian stock exchange are subject to income tax, at a rate of 15%.

       Income obtained by the Funds in variable yield funds and swaps are subject to income tax of 10%. Dividends received by the Funds with respect to profits generated after January 1st,

1996 are exempt from income tax. Any other income obtained by the Funds under Resolution 2689 shall be subject to an income tax of 15%.

       Each Fund's investments are subject to Tax on Bank Accounts ("CPMF"), at a rate of 0.38% (to be reduced to 0.30% as of June 17, 2000) on the entrance and on the exit of the investments into/from Brazil. All other transactions carried out in the Brazilian markets by the Funds are exempt from CPMF. CPMF is supposed to be charged until June 17, 2002, however, there are discussions in the Brazilian Congress to transform CPMF into a permanent tax.

       The conversion of foreign currency into Reals, and the conversion of Reals into foreign currency are subject to Tax on Foreign Currency Exchange Transactions ("IOF/Cambio"), which is currently zero in conversions in connection to the Fund's investments. This tax may be increased at any time, by a decision of the Minister of Finance, up to 25%, but only in relation to future currency exchange transactions.

       The negotiation of securities and bonds of each Fund's portfolio in Brazil are subject to Tax on Transactions with Bonds and Securities ("IOF/Titulos"), which is currently zero to all variable yield investments, although may be increased at any time by a decision of the Minister of Finance, up to 1.5% per day, in relation to future transactions. For fixed yield investments, including fixed yield funds, the IOF/Titulos is levied at a rate of 1% per day, limited to a percentage of income obtained in such fixed yield investment, as long as the Fund redeems the investment before the 29th day after the date that the proceeds were invested. In case of a redemption occurring after such 29 days-period, IOF/Titulos will no longer apply.

CHILEAN TAXES

       The following discussion of Chilean tax laws is based upon the advice of Price WaterhouseCoopers Santiago in Chile.

       All amounts earned by the Funds, including interest, dividends or net realized capital gain, on amounts invested in Chile that exceed original invested capital are subject to a 10% income tax at the time they are remitted outside Chile. Amounts remitted abroad that do not correspond to interest, dividends or net realized capital gains will normally be subject to a tax of up to 35%. Net realized capital gains for these purposes means realized gains net of realized losses (without regard for the length of time the securities were held), including any capital loss carry-over. These taxes are retained by the Chilean Administrator at the time a remittance is effected and are deposited in the Chilean Treasury. The original amounts of portfolio investments, as well as interest and dividends and gains thereon, if any, that have not been remitted abroad may be reinvested in Chile and will not be subject to tax until actually remitted. For this purpose, no Chilean tax is due on either Fund's shares received pursuant to the Plan where the participant in the Plan elects to receive shares rather than cash because no cash has been remitted abroad. Remittances used to pay dividends to shareholders in cash, like all remittances of amounts exceeding original invested capital during the first five years after the capital is invested, are subject to a 10% income tax. No other Chilean income taxes will be payable by either Fund or by a shareholder of either Fund that is not a Chilean resident. This special tax regime is included in the Investment Contract executed by the Funds under Decree Law 600 and, under current Chilean law, will remain in effect for the duration of the Funds in Chile. Nevertheless, increases in taxes on corporations in which the Funds hold stock may affect each Fund's return. The corporate tax or "First Category Tax" rate on corporate income is 15%.

Since this tax is not creditable against the 10% tax on remittances, the return on dividend income received by the Funds will be affected. In addition, the protection granted by the Investment Contract applies to income taxes, which can reasonably be deemed to include capital gains taxes, but does not refer to other taxes, such as VAT sales and stamp taxes, that may be imposed on either Fund or its operations in Chile as a consequence of changes in general legislation. However, no taxation may affect in a discriminatory way the Funds or other foreign investors that have entered into an investment contract pursuant to the provisions of Decree Law 600. Under current law, the Funds are not subject to any Chilean inheritance, wealth or estate taxes.

       The Funds would become subject to Chilean tax at rates applicable to foreign investors, in accordance with tax laws then in effect, should the Funds fail to sell investments held in violation of the diversification requirements contained in Chilean Law No. 18,657 within the time prescribed by the Chilean Superintendency of Securities and Insurance (the "SVS"). Under the general tax regime, the Funds would be subject to a "First Category Tax" on accrued income (excluding dividends, in which case the tax is paid by the distributing company). The rate of this tax is 15%. In addition, distributions received by shareholders of the Funds would be subject to a 35% withholding "Additional Tax" against which the First Category Tax would be credited. Therefore, the aggregate tax burden for both taxes, calculated as a percentage of pre-tax income would be 35%. Investors should be aware that, under the general tax regime applicable to foreign investors, tax rates, taxable basis and the manner in which taxes would be applied may be amended by law at any time. The Funds would be subject to the above-described taxation for the duration of its operation in Chile and would continue to be unable to repatriate capital out of Chile during the five years after the capital is brought into Chile.

MEXICAN TAXES

       The following discussion of Mexican tax laws is based upon the advice of Noriega y Escobedo A.C., Mexican counsel for the Funds.

       Dividends paid to the Funds by a company that has already paid Mexican corporate tax are not subject to tax. However, if such company has not paid Mexican corporate tax, then the dividends will be subject to a tax, payable by the company, at the rate of 35% on the amount which results by multiplying such dividends by 1.5385. In addition, since 1999 when a Mexican company pays a dividend, a withholding tax of 5% on the amount which results by multiplying such dividend by 1.5385 applies.

       Profits derived from the sale of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or only available to foreign investors through a trust are not subject to tax on Mexico. Gains from off-exchange transactions in both listed and unlisted shares are subject to a 20% withholding tax on the gross income, or at the option of the foreign investor, a 40% income tax over the net gain. This alternative tax regime is also applicable to profits derived from equity investments made under Mexico's debt conversion program.

       Interest earned by the Funds from money market instruments that are listed on the Mexican Stock Exchange are subject to a withholding tax on the gross amount at the rate of 10%, except on Sovereign Debt issued by the Federal Government of Mexico, including money market instruments, which are exempt from such tax.

       Interest earned on unlisted debt securities is subject to a 21% withholding tax if the obligor is a credit institution and to a 40% withholding tax in all other cases.

       During the first six months of the year 2000, the rate of 4.9% and the rate of 10% shall apply instead of the rate of 10% and 21% respectively depending on whether or not there is a treaty to avoid the double taxation. Mexico has entered into tax treaties with the United States, Canada, France, Finland, Sweden, Switzerland, the Netherlands, the United Kingdom, Italy, Singapore, Norway, Japan, Belgium, the Republic of Korea, Denmark, Germany, Chile and Spain.

       No further Mexican tax will be applicable to the Fund or its shareholders, other than shareholders, such as residents of Mexico, who are subject to tax in Mexico for reasons other than their status as shareholders in the Fund.

OTHER TAXATION

       Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

       THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE LATIN AMERICA EQUITY FUND.

                              FINANCIAL STATEMENTS

       The audited financial statements, notes to the financial statements and report of the independent auditors of each Fund for the fiscal year ended December 31, 1999 are incorporated by reference herein and are included in the Funds' Annual Reports to Shareholders. The Annual Reports may be obtained without charge, by writing to Shareholder Communications Corporation, 17 State Street, New York, New York 10004, or by calling 1-(800) 403-7916.

                         PRO FORMA FINANCIAL STATEMENTS

       The following tables set forth the unaudited pro forma condensed statement of assets and liabilities and unaudited pro forma condensed statement of operations for each Fund as of and for the period ending December 31, 1999 and as adjusted to give effect to LAM's tender offer to acquire up to 50% of its shares of common stock at a price per share equal to 95% of its net asset value per share (the "Tender Offer") and the Merger.

                          PRO FORMA CONDENSED STATEMENT
                            OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31, 1999
                                   (UNAUDITED)


                                                                    THE LATIN
                                               THE LATIN             AMERICA                                 COMBINED
                                                AMERICA            INVESTMENT           PRO FORMA            FUND (AS
                                              EQUITY FUND             FUND             ADJUSTMENTS           ADJUSTED)
ASSETS:

Investments, at value.................        $120,483,970        $112,719,095       $(57,792,122)(a)      $175,410,943
Cash..................................           2,385,418           1,891,802                                4,277,220
Receivables:
  Investments sold....................             371,859             371,859                                  743,718
  Dividends...........................             474,349             287,630                                  761,979
  Interest............................                   -             961,657                                  961,657
Prepaid expenses and other assets.....               4,733               4,639             (4,639)(c)             4,733
                                              --------------      --------------     --------------        --------------
Total Assets..........................        $123,720,329        $116,236,682       $(57,796,761)         $182,160,250
                                              --------------      --------------                           --------------
LIABILITIES:

Payables:
  Merger and Tender Offer Expenses....                   -                   -            957,892(b)            957,892
  Investment advisory fee.............             298,526             288,103                                  586,629
  Administration fees.................              36,749              44,186                                   80,935
  Other accrued expenses..............             123,413             320,148                                  443,561
                                              --------------      --------------                           --------------

Total Liabilities.....................             458,688             652,437            957,892             2,069,017
                                              --------------      --------------                           --------------

NET ASSETS............................        $123,261,641        $115,584,245       $(58,754,653)         $180,091,233
                                              --------------      --------------                           --------------

NET ASSET VALUE PER SHARE.............

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value;
  7,235,428 shares of the Latin
  America Equity Fund and 6,587,139
  shares of the Latin America
  Investment Fund issued and
  outstanding (100,000,000 shares of
  each Fund authorized)...............        $      7,236        $      6,587       $     (3,293)(e)      $     10,530
Paid-in capital.......................         120,495,828         117,453,301        (57,788,829)(a)       180,160,300
Undistributed net investment
  income/(loss).......................                   -                   -           (962,531)(b)(c)       (962,531)
Accumulated net realized loss on
  investments and foreign
  currency related transactions.......         (27,658,249)        (25,214,671)                   (d)       (52,872,920)
Net unrealized appreciation in value
  of investments and translation of
  other assets and liabilities
  denominated in foreign
  currencies..........................          30,416,826          23,339,028                               53,755,854
                                              --------------      --------------     --------------        --------------
                                              $123,261,641        $115,584,245       $(58,754,653)(d)      $180,091,233
                                              --------------      --------------     --------------        --------------
Shares Outstanding....................           7,235,428           6,587,139          3,560,958(c)         10,261,909
                                              --------------      --------------                           --------------
Net asset value per share.............        $      17.04        $      17.55                             $      17.55
                                              --------------      --------------                           --------------



          See Accompanying Notes to the Pro Forma Financial Statements.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE 12 MONTH PERIOD ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

                                                                    THE LATIN
                                                THE LATIN            AMERICA                                  COMBINED
                                                 AMERICA            INVESTMENT            PRO FORMA           FUND (AS
                                               EQUITY FUND             FUND              ADJUSTMENTS          ADJUSTED)
INVESTMENT INCOME:
Income:
  Dividends                                    $2,545,736          $1,623,099          $  (345,233)          $3,823,602
  Interest                                        164,703           4,491,651           (4,491,651)(d)          164,703
  Less: Foreign taxes withheld                   (280,864)           (182,618)              91,309(i)          (372,173)
                                               ----------          ----------           -----------          ----------
Total Investment Income                         2,429,575           5,932,132           (4,745,575)           3,616,132

Expenses:
  Investment advisory fees                      1,237,005           1,190,690           (1,378,545)(e)        1,049,150
  Audit fees                                       62,716              58,681              (58,397)(h)           63,000
  Legal fees                                       56,835              79,756              (56,591)(h)           80,000
  Administration fees                             179,148             175,513             (127,565)(f)          227,096
  Custodian fees                                  133,441              90,320              (63,761)(g)          160,000
  Printing                                        111,885              79,634              (91,519)(h)          100,000
  Accounting fees                                  82,490              80,763              (83,253)(h)           80,000
  Directors' fees                                  43,365              52,000              (45,365)(h)           50,000
  Transfer agent fees                              39,094              32,452              (31,546)(h)           40,000
  NYSE listing fees                                16,170              16,170              (16,170)(h)           16,170
  Insurance                                        10,104              10,392               (5,196)(h)           15,300
  Other                                            26,044              16,743              (13,337)(h)           29,450
  Brazilian taxes                                  80,117              29,417                    -              109,534
                                               ----------          ----------           -----------          ----------
Total Expenses                                  2,078,414           1,912,531           (1,971,245)           2,019,700
Less: Fee waivers                                 (75,649)           (114,434)             190,083                    -
  Net Expenses                                  2,002,765           1,798,097           (1,781,162)           2,019,700
                                               ----------          ----------           -----------          ----------
  Net Investment Income                           426,810           4,134,035           (2,964,413)           1,596,432
                                               ----------          ----------           -----------          ----------

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS:
Net realized gain/(loss) from:
  Investments                                   1,714,172           2,475,138                      (d)        4,189,310
  Foreign currency related
  transactions                                   (216,618)           (583,431)                                 (800,049)

Net change in unrealized
  depreciation in value of
  investments and translation of
  other assets and liabilities
  denominated in foreign
  currencies                                   46,392,673          34,738,713                      (d)       81,131,386
                                               ----------          ----------           -----------          ----------
Net realized and unrealized gain on
  investments and foreign currency
  related transactions                         47,890,227          36,630,420                                84,520,647
                                               ----------          ----------           -----------          ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                                  $48,317,037         $40,764,455          $(2,964,413)         $86,117,079
                                               ----------          ----------           -----------          ----------

          See Accompanying Notes to the Pro Forma Financial Statements.

The Latin America Equity Fund, Inc.
The Latin America Investment Fund, Inc.
Notes to Pro Forma Financial Statements (unaudited)

1.     Basis of Combination

       The unaudited Pro Forma Condensed Portfolio of Investments, Pro Forma Condensed Statement of Assets and Liabilities and Pro Forma Condensed Statement of Operations give effect to the proposed merger of The Latin America Equity Fund, Inc. ("LAQ") into The Latin America Investment Fund, Inc. ("LAM"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies (sometimes referred to as the pooling-of-interest basis). Prior to consummation of the Merger, LAM intends to make a Tender Offer to acquire up to 50% of its shares of common stock at 95% of its net asset value. The Tender Offer will not occur unless the shareholders of both Funds approve the Merger. The Merger provides for the transfer of all or substantially all of the assets of LAQ to LAM in exchange for LAM common shares, the distribution of such LAM common shares to common shareholders of LAQ and the subsequent liquidation of LAQ. Each share of common stock of LAQ will convert into an equivalent dollar amount of full shares of common stock of LAM based on the net asset value per share of each Fund. The accounting survivor in the proposed merger will be LAQ. This is because although LAQ has substantially similar investment objectives as LAM, the surviving Fund will invest in a style that is similar to the way in which LAQ is currently operated.

       The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

       LAQ and LAM are both closed-end, non-diversified management investment companies registered under the Investment Company Act of 1940, as amended.

     Pro Forma Adjustments:

     The Pro Forma adjustments below reflect the impact of the merger between LAQ and LAM.

(a) To remove 50% of net assets from LAM as a result of Tender Offer, investments will be sold off.

(b) To reflect expenses to be incurred in connection with the Tender Offer and Merger.

(c) To remove certain prepaid expenses associated with LAQ, in the statement of assets and liabilities, which will not be assumed by LAM; and to reduce the corresponding amortization on the statement of operations.



(d) In connection with LAM's intention to make a Tender Offer to acquire up to 50% of its assets, LAM will be selling 100% of its fixed income securities and a certain percentage of its equity securities. As a result, actual realized and unrealized gains and losses will be impacted. As of January 1, 1999, unrealized appreciation on the fixed income securities was $853,018. The effects of the sale of the equity securities is not reasonably estimable at this time.



(e) Adjustment based on contractual agreements with Advisor and reduction in net assets associated with Tender Offer.

(f) Adjustment based on the contractual agreement with the Administrator for the combined Fund.

(g) Adjustment based on the contractual agreement with the custodian for the combined Fund.

(h) Assumes elimination of duplicate charges in combination and reflects management's estimates of combined pro forma operations.

(i) Adjustment for sale of securities in connection with the Tender Offer.

       2.     SIGNIFICANT ACCOUNTING POLICIES

       The following is a summary of significant accounting policies, which are consistently followed by each of LAQ and LAM in the preparation of its financial statements.

       MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

       PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. The net asset value per share of each Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

       INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

       TAXES: No provision is made for U.S. federal income or excise taxes as it is each Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

       Income received by each Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

       Each Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile. Each Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as each Fund does not intend to realize and remit such unrealized gains in the foreseeable future.

       From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999 the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years.

       FOREIGN CURRENCY TRANSLATIONS: The books and records of each Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       market value of investment securities, assets and liabilities at the current rate of exchange; and purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

       Each Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, each Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

       Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

       Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on each Fund's books and the U.S. dollar equivalent of the amounts actually received.

       DISTRIBUTIONS OF INCOME AND GAINS: Each Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. Each Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by each Fund on the ex-dividend date. .

       The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

       OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

      SCHEDULE OF INVESTMENTS OF THE LATIN AMERICA EQUITY FUND, INC. AS OF
                         DECEMBER 31, 1999 (UNAUDITED)

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
EQUITY OR EQUITY-LINKED SECURITIES-97.56%

ARGENTINA-4.17%
BANKING-0.91%
Banco de Galicia y Buenos Aires
S.A. de C.V., ADR                                                     27,512    $     545,081
Banco Frances S.A. ADR                                                24,300          575,606
                                                                                -------------
                                                                                    1,120,687
                                                                                -------------

LOCAL AND/OR LONG DISTANCE
TELEPHONE SERVICE-1.80%
Telecom Argentina Stet - France
Telecom S.A. ADR                                                      64,900        2,222,825
                                                                                -------------

OIL & NATURAL GAS-0.98%
Perez Companc S.A                                                     68,899          352,814
Perez Companc S.A. ADR                                                83,900          859,237
                                                                                -------------
                                                                                    1,212,051
                                                                                -------------

STEEL-0.48%
Siderca S.A.I.C                                                      279,800          587,665
                                                                                -------------

TOTAL ARGENTINA (Cost $4,658,559)                                                   5,143,228
                                                                                -------------


BRAZIL-35.60%
BANKING-3.46%
Banco Bradesco S.A. PN                                           203,837,952        1,598,884
Banco Bradesco S.A., Rights (expiring 12/25/49)+                  13,236,031           52,534
Banco do Brasil S.A., Series A,
Warrants (expiring 06/30/01)+                                     11,076,400            8,032
Banco do Brasil S.A., Series B,
Warrants (expiring 06/30/06)+                                     16,614,600           15,175
Banco do Brasil S.A., Series C,
Warrants (expiring 06/30/11)+                                     27,691,000           28,205
Banco Itau S.A. PN                                                29,889,580        2,564,564
                                                                                -------------
                                                                                    4,267,394
                                                                                -------------

CELLULAR TELECOMMUNICATIONS-1.60%
Telemig Celular S.A. PNC+                                            144,037            2,626
Telesp Celular Participacoes
S.A. ADR                                                              46,300        1,961,962
                                                                                -------------
                                                                                    1,964,588
                                                                                -------------


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
ELECTRIC DISTRIBUTION-0.56%
Eletropaulo Metropolitana -
Eletricidade de Sao Paulo
S.A. PN                                                           10,659,100    $     690,349
                                                                                -------------

FERTILIZER-0.03%
Serrana S.A. ON+                                                      27,210           15,665
Serrana S.A. PN+                                                      32,445           17,781
                                                                                -------------
                                                                                       33,446
                                                                                -------------

FOOD & BEVERAGES-3.91%
Companhia Brasileira de
Distribuicao Grupo Pao de
Acucar ADR                                                            85,000        2,746,562
Companhia Cervejaria
Brahma PN                                                          2,720,543        1,987,886

Seara Alimentos S.A                                              160,771,340           80,986
                                                                                -------------
                                                                                    4,815,434
                                                                                -------------

LOCAL AND/OR LONG DISTANCE
TELEPHONE SERVICE-13.49%
Embratel Participacoes S.A. ADR                                      228,090        6,215,452
Tele Centro Sul Participacoes
S.A. ADR                                                              60,540        5,494,005
Tele Norte Leste Participacoes
S.A. ADR                                                             192,700        4,913,850
Telecomunicacoes Brasileiras
S.A. PN                                                           43,464,259              962
Telecomunicacoes de Minas
Gerais S.A. PNB                                                      144,037            5,573
Telecomunicacoes de Sao Paulo S.A                                        434                6
                                                                                -------------
                                                                                   16,629,848
                                                                                -------------

MINING-3.57%
Companhia Vale do Rio Doce
PNA                                                                  159,108        4,403,764
                                                                                -------------

Oil & NATURAL GAS-4.33%
Petroleo Brasileiro S.A. ADR                                         181,400        4,162,183
Ultrapar Participacoes S.A. ADR+                                     102,200        1,175,300
                                                                                -------------
                                                                                    5,337,483
                                                                                -------------


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
PAPER PRODUCTS-2.56%
Aracruz Celulose S.A. ADR                                             66,800    $   1,753,500
Votorantim Celulose e Papel
S.A. PN                                                           30,457,757        1,399,388
                                                                                -------------
                                                                                    3,152,888
                                                                                -------------

STEEL-0.97%
Gerdau S.A. PN                                                    45,139,285        1,199,383
                                                                                -------------

UTILITIES-1.12%
Centrais Eletricas Brasileiras
S.A. PNB                                                          58,000,000        1,383,781
                                                                                -------------

TOTAL BRAZIL (Cost $29,851,788)                                                    43,878,358
                                                                                -------------


CHILE-8.52%
BANKING-0.80%
Banco de Credito e Inversiones                                       121,029          982,397
                                                                                -------------

CONSUMER DURABLES-0.36%
Empresas Almacenes Paris S.A                                         366,549          449,753
                                                                                -------------

ELECTRIC DISTRIBUTION-0.79%
Chilectra S.A. ADR                                                    48,000          978,480
                                                                                -------------

ELECTRIC GENERATION-0.78%
Empresa Nacional de
Electricidad S.A                                                   1,193,650          563,308
Enersis S.A                                                          839,404          392,963
                                                                                -------------
                                                                                      956,271

ENGINEERING & CONSTRUCTION-0.27%
Besalco S.A                                                           64,421          179,977
Maderas y Sinteticos S.A                                             341,850          152,937
                                                                                -------------
                                                                                      332,914
                                                                                -------------

FERTILIZER-0.80%
Sociedad Quimica y Minera de
Chile S.A                                                                213            6,710
Sociedad Quimica y Minera de
Chile S.A., ADR                                                       19,300          609,156


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
Sociedad Quimica y Minera de
Chile S.A., Class A                                                   81,321    $     262,499

Sociedad Quimica y Minera de
Chile S.A., Class B                                                   35,000          110,335
                                                                                -------------
                                                                                      988,700
                                                                                -------------

FINANCIAL SERVICES-0.00%
Invercap S.A                                                          12,094            5,936
                                                                                -------------

FOOD & BEVERAGES-1.34%
Compania Cervecerias Unidas
S.A                                                                   88,567          561,746
Compania Cervecerias Unidas
S.A. ADR                                                              16,700          535,444
Embotelladora Andina S.A. PNA                                        174,674          527,567
Embotelladora Andina S.A. PNB                                         10,923           26,393
                                                                                -------------
                                                                                    1,651,150
                                                                                -------------

FORESTRY-1.47%
Compania de Petroleos de Chile
S.A                                                                  277,815        1,232,403
Empresas CMPC S.A                                                     56,159          579,877
                                                                                -------------
                                                                                    1,812,280
                                                                                -------------

INSURANCE-0.11%
Compania de Seguros La
Prevision Vida S.A.+                                                 217,878          135,724
                                                                                -------------

PHARMACEUTICALS-0.09%
Laboratorio Chile S.A                                                122,018          111,711
                                                                                -------------

REAL ESTATE INVESTMENT & MANAGEMENT-0.09%
Parque Arauco S.A                                                    200,000          107,598
                                                                                -------------

RETAIL-0.32%
Sociedad Anonima Comercial e
Industrial Falabella                                                 350,994          394,226
                                                                                -------------


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
STEEL-0.23%
Compania Acero del Pacifico
S.A                                                                  155,931    $     286,990
                                                                                -------------

TELECOMMUNICATIONS-1.07%
Compania de Telecomunicaciones de Chile S.A. ADR                      52,200          952,650
Compania de Telecomunicaciones de Chile S.A.,
Class A                                                               79,573          360,501
                                                                                -------------
                                                                                    1,313,151
                                                                                -------------
TOTAL CHILE (Cost $8,789,088)                                                      10,507,281
                                                                                -------------

COLOMBIA-0.97%
CEMENT-0.00%
Cementos Paz del Rio
S.A. ADR++                                                                31              206
                                                                                -------------

Food & Beverages-0.97%
Bavaria S.A                                                          272,576        1,192,066
                                                                                -------------
TOTAL COLOMBIA (Cost $955,741)                                                      1,192,272
                                                                                -------------

JAMAICA-0.99%
INVESTMENT & HOLDING COMPANIES-0.99%
Jamaican Assets I L.P.**+ (Cost $1,054,295)                          939,513        1,221,198
                                                                                -------------


MEXICO-44.62%
BROADCAST, RADIO & TELEVISION-3.67%
Grupo Televisa S.A. GDR+                                              66,300        4,524,975
                                                                                -------------

CELLULAR TELECOMMUNICATIONS-2.03%
Nuevo Grupo Iusacell S.A. de
C.V. ADR, V Shares+                                                  167,465        2,501,508
                                                                                -------------

CEMENT-3.85%
Cemex, S.A. de C.V. ADR+                                             170,100        4,741,538
                                                                                -------------

DIVERSIFIED OPERATIONS-2.16%
Alfa, S.A., Series A+                                                356,415        1,673,928
Desc, S.A. de C.V. ADR+                                               59,200          991,600
                                                                                -------------
                                                                                    2,665,528
                                                                                -------------


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
ENTERTAINMENT-0.58%
Corporacion Interamericana de
Entretenimiento S.A., Class B                                        178,100    $     711,460

FINANCIAL SERVICES-4.37%
Grupo Financiero Banamex
Accival, S.A. de C.V., Series O+                                     775,796        3,111,372
Grupo Financiero Bancomer, S.A. de C.V, Series O                   2,740,010        1,145,165
Grupo Financiero Inbursa, S.A. de C.V., Series O+                    277,168        1,134,999
                                                                                -------------
                                                                                    5,391,536
                                                                                -------------

FOOD & BEVERAGES-7.26%
Coca-Cola Femsa S.A. ADR                                             155,881        2,737,660
Fomento Economico Mexicano,
S.A. de C.V. ADR                                                      62,370        2,775,465
Grupo Modelo, S.A. de C.V.,
Series C                                                             801,372        2,199,016
Panamerican Beverages, Inc.,
Class A                                                               60,000        1,233,750
                                                                                -------------
                                                                                    8,945,891
                                                                                -------------

INVESTMENT & HOLDING COMPANIES-4.24%
Carso Global Telecom,
Series A1+                                                           324,334        3,046,515
Grupo Carso S.A. de C.V.,
Series A1+                                                           439,041        2,187,096
                                                                                -------------
                                                                                    5,233,611
                                                                                -------------

MINING-1.33%
Grupo Mexico S.A., Series B                                          329,752        1,633,969
                                                                                -------------

PAPER PRODUCTS-1.76%
Kimberly-Clark De Mexico, S.A. de C.V., Series A                     556,495        2,173,120
                                                                                -------------

RETAIL-3.48%
Cifra S.A. de C.V. ADR+                                              188,500        3,777,936
Grupo Sanborns S.A., Series B1+                                      229,673          509,038
                                                                                -------------
                                                                                    4,286,974
                                                                                -------------


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
STEEL-1.22%
Tubos de Acero de Mexico,
S.A. ADR                                                             110,900    $   1,504,081

TELECOMMUNICATIONS-8.67%
Telefonos de Mexico, S.A.,
Class L ADR                                                           95,000       10,687,500
                                                                                -------------

TOTAL MEXICO (Cost $40,703,461)                                                    55,001,691
                                                                                -------------

PERU-1.73%
ENGINEERING & CONSTRUCTION-0.29%
Ferreyros S.A                                                        617,319          334,304
Tecsur S.A.+                                                          78,486           20,581
                                                                                -------------
                                                                                      354,885
                                                                                -------------

FINANCIAL SERVICES-0.30%
Credicorp Limited                                                     31,012          372,144
                                                                                -------------

MINING-0.23%
Southern Peru Copper Corp
ADR                                                                   17,900          276,331
                                                                                -------------

TELECOMMUNICATIONS-0.91%
Telefonica del Peru S.A. ADR                                          83,960        1,122,965
                                                                                -------------

TOTAL PERU (Cost $2,011,764)                                                        2,126,325
                                                                                -------------


VENEZUELA-0.32%
TELECOMMUNICATIONS-0.32%
Venworld Telecommunications**+ (Cost $817,105)                        40,161          395,123

GLOBAL-0.64%
INVESTMENT & HOLDING COMPANIES-0.64%
Emerging Markets Ventures I L.P. **+# (Cost
$742,023)                                                            711,734          785,327
                                                                                -------------

TOTAL EQUITY OR EQUITY-LINKED
SECURITIES (Cost $89,583,824)                                                     120,250,803
                                                                                -------------


FIXED OR FLOATING RATE INVESTMENTS-0.16%


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
                                                                  Par (000)
                                                                ------------
ARGENTINA-0.00%
Republic of Argentina, Bocon
Pre 2, 5.696%, 04/01/01(a) (Cost $195)
 ............................ USD                                     --         $         189

LATIN AMERICA-0.16%
International Wireless
Communications, Inc., Senior
Secured Note, 08/17/02*+(b) (Cost $451,280)                              323          200,116
                                                                                -------------

TOTAL FIXED OR FLOATING RATE INVESTMENTS
 (Cost 451,475)                                                                       200,305
                                                                                -------------
SHORT-TERM INVESTMENTS-0.03%

                                                                ------------

CHILEAN MUTUAL FUNDS-0.03%
Fondo Mutuo Citicorp Cash                                              9,272           20,516
Fondo Mutuo Security Check                                             2,741           12,346
                                                                                -------------

TOTAL SHORT-TERM INVESTMENTS (Cost $31,941)                                            32,862
                                                                                -------------

TOTAL INVESTMENTS-97.75% (Cost $90,067,240) (Notes A, D)                          120,483,970
CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES-2.25%                                                                   2,777,671
                                                                                -------------

NET ASSETS-100.00%                                                               $123,261,641
                                                                                =============


@ As of December 31, LAQ invested 2.11% of its total assets in not readily marketable securities.

*    Not readily marketable security.
**   Restricted security, not readily marketable.
+    Security is non-income producing.
++ SEC Rule 144 A security. Such securities are traded only among "qualified institutional buyers".
# As of December 31, 1999, LAQ committed to investing an additional $512,889 of capital.
(a) Floating rate bond; rate resets based on 1-month U.S. dollar London Interbank Offered Rate (LIBOR). Pro-rata sinking fund has been established.
(b)  March 31, 1998, this investment ceased accruing interest.
ADR  American Depository Receipts.
GDR  Global Depository Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred shares, Class A.
PNB  Preferred shares, Class B.
PNC  Preferred shares, Class C.
USD  United States Dollars.


          See Accompanying Notes to the Pro Forma Financial Statements.

      SCHEDULE OF INVESTMENTS OF THE LATIN AMERICA INVESTMENT FUND, INC. AS
                         OF DECEMBER 31, 1999 (UNAUDITED)

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
EQUITY OR EQUITY-LINKED SECURITIES - 68.71% @

BRAZIL-28.18%
BANKING-1.58%
Banco Bradesco S.A. PN                                               393,131    $       3,084
Banco Bradesco S.A., Rights (expiring 12/25/49)+                      25,526              101
Banco do Brasil S.A., Series A,
Warrants (expiring 06/30/01)+                                     11,877,000            8,613
Banco do Brasil S.A., Series B,
Warrants (expiring 06/30/06)+                                     17,815,500           16,272
Banco do Brasil S.A., Series C,
Warrants (expiring 06/30/11)+                                     29,692,500           30,243
Banco Itau S.A. PN                                                20,585,957        1,766,301
                                                                                -------------
                                                                                    1,824,614
                                                                                -------------
CELLULAR TELECOMMUNICATIONS-0.91 %
Telemig Celular S.A. PNC+                                            132,070            2,408
Telesp Celular Participacoes
S.A. ADR                                                              24,700        1,046,662
                                                                                -------------
                                                                                    1,049,070
                                                                                -------------
FERTILIZER-0.02%
Serrana S.A. ON+                                                      14,249            8,203
Serrana S.A. PN+                                                      16,991            9,311
                                                                                -------------
                                                                                       17,514
                                                                                -------------
FOOD & BEVERAGES-2.02%
Companhia Brasileira de
Distribuicao Grupo Pao de Acucar ADR                                  29,100          940,294
Companhia Cervejaria
Brahma ADR                                                            99,400        1,391,600
                                                                                -------------
                                                                                    2,331,894
                                                                                -------------
LOCAL AND/OR LONG DISTANCE
TELEPHONE SERVICE-14.17%
Embratel Participacoes
S.A. ADR                                                             101,765        2,773,096
Tele Centro Sul Participacoes
S.A. ADR                                                              24,500        2,223,375
Tele Norte Leste Participacoes
S.A. ADR                                                             114,100        2,909,550
Telecomunicacoes Brasileiras
S.A. ADR                                                              57,900        7,440,150
Telecomunicacoes de Minas


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
Gerais S.A. PNB                                                      132,070    $       5,110
Telecomunicacoes de Sao
Paulo S.A. PN                                                     42,510,599        1,030,703
                                                                                -------------
                                                                                   16,381,984
                                                                                -------------
MINING-2.58%
Companhia Vale do Rio
Doce ADR                                                              18,900          526,900
Companhia Vale do Rio
Doce PNA                                                              88,835        2,458,760
                                                                                -------------
                                                                                    2,985,660
                                                                                -------------
OIL & NATURAL GAS-3.19%
Petroleo Brasileiro S.A. PN                                       14,500,000        3,692,223
                                                                                -------------

PAPER PRODUCTS-1.50%
Aracruz Celulose S.A. ADR                                             50,000        1,312,500
Votorantim Celulose e Papel
S.A. PN                                                            9,150,659          420,429
                                                                                -------------
                                                                                    1,732,929
                                                                                -------------
STEEL-0.54%

Gerdau S.A. PN                                                    23,557,025          625,927
                                                                                -------------

UTILITIES-1.67%
Centrais Eletricas Brasileiras
S.A. PNB ADR                                                         160,836        1,932,525
                                                                                -------------
TOTAL BRAZIL (Cost $21,798,615)                                                    32,574,340
                                                                                -------------

CHILE-7.14%
BANKING-0.51%
Banco de Credito e Inversiones                                        72,752          590,531
                                                                                -------------

CONSUMER DURABLES-0.47%
Empresas Almacenes Paris S.A                                         441,229          541,385
                                                                                -------------

ELECTRIC GENERATION-0.84%
Empresa Nacional de
Electricidad S.A                                                   1,221,723          576,556
Enersis S.A                                                          830,623          388,852
                                                                                -------------
                                                                                      965,408
                                                                                -------------
ENGINEERING & CONSTRUCTION-0.29 %
Besalco S.A                                                           66,354          185,378




          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
Maderas y Sinteticos S.A                                             341,850    $     152,937
                                                                                -------------
                                                                                      338,315
                                                                                -------------
FERTILIZER-0.32%
Sociedad Quimica y Minera de Chile S.A., Class A                      41,406          133,656
Sociedad Quimica y Minera de Chile S.A., Class B                      75,000          236,432
                                                                                -------------
                                                                                      370,088
                                                                                -------------
FINANCIAL SERVICES-0.01%

Invercap S.A                                                          12,094            5,936
                                                                                -------------

FOOD & BEVERAGES-1.53%
Compania Cervecerias
Unidas S.A                                                            83,574          530,078
Embotelladora Andina
S.A. PNA                                                             121,203          366,068
Embotelladora Andina
S.A. PNB                                                              49,172          118,811
Embotelladora Arica S.A. ADR++                                        75,000          750,000
                                                                                -------------
                                                                                    1,764,957
                                                                                -------------
FORESTRY-1.53%
Compania Chilena de
Fosforos S.A                                                          69,033           76,233
Compania de Petroleos de
Chile S.A                                                            262,729        1,165,480
Empresas CMPC S.A                                                     51,504          531,811
                                                                                -------------
                                                                                    1,773,524
                                                                                -------------
INSURANCE-0.10%
Compania de Seguros La
Prevision Vida S.A.+                                                 188,348          117,329
                                                                                -------------

PHARMACEUTICALS-0.10%
Laboratorio Chile S.A                                                122,019          111,712
                                                                                -------------

RETAIL-0.56%
Sociedad Anonima Comercial e Industrial Falabella                    578,743          650,028
                                                                                -------------

STEEL-0.43%
Compania Acero del Pacifico S.A                                      270,555          497,954

TELECOMMUNICATIONS-0.45%
Compania de


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
Telecomunicaciones de
Chile S.A., Class A                                                   40,717    $     184,466
Compania de
Telecomunicaciones de
Chile S.A., Class B                                                  113,213          333,388
                                                                                -------------
                                                                                      517,854
                                                                                -------------
TOTAL CHILE (Cost $6,660,732)                                                       8,245,021
                                                                                -------------

COLOMBIA-0.24%
FOOD & BEVERAGES-0.24%
Bavaria S.A. (Cost $253,853)                                          63,239          276,565
                                                                                -------------

JAMAICA-0.89%
INVESTMENT & HOLDING COMPANIES-0.89%
Jamaican Assets I L.P.**+ (Cost $892,099)                            794,973        1,033,322
                                                                                -------------

MEXICO-30.52%
BROADCAST, RADIO & TELEVISION-3.79%
Grupo Televisa S.A. GDR+                                              64,200        4,381,650
                                                                                -------------

CEMENT-2.63%
Cemex, S.A. de C.V. ADR+                                             108,855        3,034,333
Cemex, S.A. de C.V. CPO                                                    2               11
                                                                                -------------
                                                                                    3,034,344
                                                                                -------------
DIVERSIFIED OPERATIONS-1.09%
Alfa, S.A., Series A+                                                185,158          869,607
Desc, S.A. de C.V. ADR+                                               23,400          391,950
                                                                                -------------
                                                                                    1,261,557
                                                                                -------------
FINANCIAL SERVICES-2.86%
Grupo Financiero Banamex
Accival, S.A. de C.V., Series  O +                                   471,000        1,888,971
Grupo Financiero Bancomer,
S.A. de C.V., Series O                                             3,400,000        1,421,003
                                                                                -------------
                                                                                    3,309,974
                                                                                -------------
FOOD & BEVERAGES-4.58%
Coca-Cola Femsa S.A. ADR                                              68,345        1,200,309
Fomento Economico Mexicano,
S.A. de C.V. ADR                                                      44,380        1,974,910
Grupo Bimbo, S.A. de C.V.,
Series A+                                                            229,914          513,212


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
Grupo Modelo, S.A. de C.V.,
Series C                                                             586,557       $1,609,550
                                                                                -------------
                                                                                    5,297,981
                                                                                -------------
INVESTMENT & HOLDING COMPANIES-1.03%
Grupo Carso S.A. de C.V.,
Series A1+                                                           237,625        1,183,736
                                                                                -------------

MINING-0.72%
Grupo Mexico S.A., Series B                                          168,773          836,295
                                                                                -------------

PAPER PRODUCTS-1.40%
Kimberly-Clark de Mexico, S.A. de C.V., Series A                     414,102        1,617,074
                                                                                -------------

RETAIL-2.25%
Cifra S.A. de C.V. ADR+                                              129,489        2,595,231
                                                                                -------------

STEEL-0.55%
Tubos de Acero de Mexico,
S.A. ADR                                                              47,200          640,150
                                                                                -------------

TELECOMMUNICATIONS-9.62%
Telefonos de Mexico,
S.A., Class L ADR                                                     98,800       11,115,000
                                                                                -------------
TOTAL MEXICO (Cost $25,961,595)                                                    35,272,992
                                                                                -------------

PERU-0.72%
ENGINEERING & CONSTRUCTION-0.02%
Tecsur S.A.+                                                          82,212           21,558
                                                                                -------------

TELECOMMUNICATIONS-0.70%
Telefonica del Peru S.A. ADR                                          60,600          810,525
                                                                                -------------
TOTAL PERU (Cost $953,107)                                                            832,083
                                                                                -------------

VENEZUELA-0.34%
CEMENT-0.00%
Corporacion Venezolana de
Cementos, S.A.C.A.,
Shares 1                                                                 280               97
Corporacion Venezolana de
Cementos, S.A.C.A.,


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
Shares 2                                                                  37    $          12
                                                                                -------------
                                                                                          109
                                                                                -------------
TELECOMMUNICATIONS-0.34%
Venworld
Telecommunications**+                                                 40,140          394,916
                                                                                -------------
TOTAL VENEZUELA (Cost $816,963)                                                       395,025
                                                                                -------------

GLOBAL-0.68%
INVESTMENT & HOLDING COMPANIES-0.68%
Emerging Markets Ventures I
L.P.**+# (Cost $742,023)                                             711,734          785,327
                                                                                -------------

TOTAL EQUITY OR EQUITY-LINKED
SECURITIES (Cost $58,078,987)                                                      79,414,675
                                                                                -------------

FIXED OR FLOATING RATE
INVESTMENTS-28.73% @
                                                                  Par (000)
                                                                ------------
ARGENTINA-6.61%
Republic of Argentina,
Debentures, 6.8125%,
03/31/05(2)(5)(6) ..........    USD                                      440          402,820
Republic of Argentina, Global
Note, 11.75%, 04/07/09                                                 3,500        3,526,250
Republic of Argentina, Global
Senior Note, 9.164%,
04/10/05(4) ................   USD                                       650          598,000
Republic of Argentina, Note,
11.75%, 02/12/07++                                                     2,000        1,840,000
Republic of Argentina, Series 54 ,
Tranche 1, Unsubordinated
Note, 8.75%, 07/10/02++                                                1,250        1,131,250
Republic of Argentina,
Series REGS, Euro MTN,
11.75%, 02/12/07++ .........   ARS                                       150          138,020
                                                                                -------------
TOTAL ARGENTINA (Cost $7,122,549)                                                   7,636,340
                                                                                -------------

BRAZIL-5.79%
Federal Republic of Brazil,
Bearer Bond, 5.00%,


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------

04/15/09(4)(5)(6) ..........   USD                                       148    $     110,260
Federal Republic of Brazil,
Capitalization Bond, 8.00%,
04/15/14(1)(5)(6)                                                        767          576,978
Federal Republic of Brazil,
Capitalization Debenture,
Series L, 8.00%,
04/15/14(1)(5)(6)                                                        701          527,680
Federal Republic of Brazil,
Debt Conversion Bond,
Series L-18 yr, 7.00%,
04/15/12(3)(5)(6)                                                      2,076        1,551,810
Federal Republic of Brazil,
Debt Conversion Bond,
Series L-RG, 7.00%,
04/15/12(3)(5)(6)                                                      1,926        1,439,685
Federal Republic of Brazil,
Unsubordinated Bond,
14.50%, 10/15/09                                                       2,241        2,488,631
                                                                                -------------
TOTAL BRAZIL (Cost $5,987,735)                                                      6,695,044
                                                                                -------------

COLOMBIA-2.49%
Republic of Colombia, Global
Bond, 10.875%, 03/09/04                                                1,400        1,438,500
Republic of Colombia, Global
Unsubordinated Bond,
7.625%, 02/15/07                                                         200          169,500
Republic of Colombia, Global
Unsubordinated Note,
8.625%, 04/01/08 ...........   USD                                       250          220,000
Republic of Colombia, Series 9,
Euro MTN, 7.27%, 06/15/03                                                500          455,000
Republic of Colombia, Yankee
Note, 11.442%, 08/13/05(9)                                               614          592,510
                                                                                -------------
TOTAL COLOMBIA (Cost $2,741,903)                                                    2,875,510
                                                                                -------------

COSTA RICA-0.29%
Banco Central Costa Rica,
Series B, Principal Bond,
6.25%, 05/21/15(6) (Cost $349,606)                                       400          340,000


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
ECUADOR-1.01%
The Republic of Ecuador, Par
Bond, 4.00%, 02/28/25(5)(7) (Cost $1,507,426)                          3,400    $   1,168,750

LATIN AMERICA-0.17%
International Wireless
Communications, Inc., Senior
Secured Note, 08/17/02*+(8) (Cost $451,924)                              323          200,115

MEXICO-5.58%
United Mexican States, Global
Bond, 11.375%, 09/15/16                                                  485          550,257
United Mexican States, Secured
Bond, Series W-A, 6.25%,
12/31/19(5)                                                              700          549,500
United Mexican States, Series
W-B, Par Bond, 6.25%,
12/31/19(5)                                                            6,500        5,131,100

United Mexican States, Warrants
(expiring 02/18/00)+                                                   2,130          213,000
                                                                                -------------
TOTAL MEXICO (Cost $6,091,654)                                                      6,443,857
                                                                                -------------

                                                                   Par (000)
                                                                ------------
PANAMA-1.34%
The Republic of Panama, Global                                           405          340,200
Bond, 8.875%, 09/30/27 .....   USD
The Republic of Panama, Global
Bond, 9.375%, 04/01/29                                                   775          739,156
The Republic of Panama, Interest
Reduction Debenture, 4.25%,
07/17/14(4)(5)(6)                                                        600          471,000
                                                                                -------------
TOTAL PANAMA (Cost $1,579,730)                                                      1,550,356
                                                                                -------------

PERU-1.39%
The Republic of Peru, Front
Loaded Interest Reduction
Bond, 3.75%,
03/07/17(4)(5)(6)                                                      2,250        1,397,813


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                   No. of
Description                                                     Shares/Units        Value
-----------                                                     ------------    -------------
The Republic of Peru, Past Due
Interest Bond, 4.50%,
03/07/17(4)(5)(6)                                                        300    $     207,750
                                                                                -------------
TOTAL PERU (Cost $1,572,647)                                                        1,605,563
                                                                                -------------

VENEZUELA-4.06%
Republic of Venezuela, Global
Bond, 13.62%, 08/15/18                                                 2,375        2,149,375
Republic of Venezuela, Global
Bond, 9.25%, 09/15/27                                                    200          132,000
Republic of Venezuela,
Series A, Front Loaded
Interest Reduction Debenture,
6.87%, 03/31/07(3)(5)(6)                                               2,857        2,257,132
Republic of Venezuela,
Series DL, Debt Conversion
Debenture, 7.00%,
12/18/07(3)(5)(6)                                                        190          150,476
                                                                                -------------
TOTAL VENEZUELA (Cost $3,793,876)                                                   4,688,983
                                                                                -------------

TOTAL FIXED OR FLOATING RATE
INVESTMENTS (Cost $31,199,050)                                                     33,204,518
                                                                                -------------

Description

SHORT-TERM INVESTMENTS-0.08%

CHILEAN MUTUAL FUNDS-0.08%
Bice Manager Investment Fund                                          32,904           86,607
Fondo Mutuo Security Check                                             2,952           13,295
                                                                                -------------
TOTAL SHORT-TERM INVESTMENTS (Cost $98,915)                                            99,902
                                                                                -------------

TOTAL INVESTMENTS-97.52%
(Cost $89,376,952)                                                                112,719,095

CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES-2.48%                                                                2,865,150
                                                                                -------------

NET ASSETS-100.00%                                                              $ 115,584,245
                                                                                =============


          See Accompanying Notes to the Pro Forma Financial Statements.

---------------------------------------------------------------------
@ Assumes that 21.27% of Equity or Equity-Linked securities and all of the Fixed or Floating Rate Investments (28.73% of LAM's net assets) will be sold due to the 50% tender of its shares resulting in the following:

       Total Investments                                            $56,359,548

       Cash and other assets in excess of liabilities               $ 1,432,575
                                                                    -----------
       Net Assets                                                   $57,792,123

& As of December 31, 1999, LAM invested 2.09% of its total assets in not readily marketable securities.

*      Not readily marketable security.

**     Restricted security, not readily marketable.

+      Security is non-income producing.

++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

# As of December 31, 1999, LAM committed to investing an additional $512,889 of capital.

(1) Payment-in-kind bond; of which all or a portion of the coupon is being capitalized at periodic intervals.

(2) Floating rate bond; rate resets based on 6-month London Interbank Offered Rate ("LIBOR") plus 0.8125%.

(3)    Floating rate bond; rate resets based on 6-month LIBOR plus 0.875%.

(4)    Variable rate bond; coupon varies at periodic intervals.

(5)    Brady Bond.

(6)    Pro-rata sinking fund has been established.

(7)    Step-up bond; coupon increases at periodic intervals.

(8)    As of March 31, 1998, this investment ceased accruing interest.

(9) Floating rate note; rate resets based on the average of the Republic of Colombia, 7.625%, 02/15/07 and the Republic of Colombia, 8.625%, 04/01/08 minus 0.375%.

ADR    American Depository Receipts.

ARS    Argentine Pesos.

CPO    Ordinary Participation Certificates.

GDR    Global Depository Receipts.

MTN    Medium Term Note.

ON     Ordinary Shares.

PN     Preferred Shares

PNA    Preferred Shares, Class A

PNB    Preferred Shares, Class B

PNC    Preferred Shares, Class C

USD    United States Dollars.


          See Accompanying Notes to the Pro Forma Financial Statements.

                                                                      Appendix A

                      ECONOMIC AND SECURITIES MARKET DATA:
                       ARGENTINA, BRAZIL, CHILE AND MEXICO

            The information set forth in this Appendix has been extracted from various governmental and private publications. Neither the Latin America Equity Fund, Inc. (the "Fund") nor its Board of Directors make any representation as to the accuracy of the information, and neither the Fund nor its Board of Directors attempted to verify it; furthermore, no representation is made that any correlation exists between Latin American countries or their economies in general and the performance of the Fund.

                                    ARGENTINA

General Information

            The Republic of Argentina consists of 23 provinces and the federal capital of Buenos Aires. It is the second largest country in Latin America and is among the highest in terms of per capital gross national product. The official language is Spanish.

            The present constitution of Argentina provides for a division of power among the executive, legislative and judicial branches of government. Until May 1994, the president and vice-president, comprising the executive branch, were elected for non-renewable six-year terms by an electoral college chosen on the basis of proportional representation. In early 1994, A Constituent Assembly enacted constitutional reforms that provided for the direct election of the President to a four-year term, renewable once. The National Congress, the nation's legislative body, consists of a Senate and a Chamber of Deputies, whose members, by 2001, will serve terms of six and four years, respectively. One-third of the Senate seats are up for election every three years, and one-half of the Chamber seats are up for election every two years. The judicial system encompasses a Supreme Court, federal appeals courts and provincial courts that include supreme and subsidiary judicial bodies.

            The two largest political parties in Argentina are the Partido Justicialista, or Peronist Party (the "PJ"), which evolved out of Juan Peron's efforts to expand the role of labor in the political process in the 1940s, and the Union Civica Radical, or Radical Civic Union (the "UCR"), founded in 1890. Traditionally, the UCR has had more urban middle-class support and the PJ more labor support. At present, support for both parties is broadly based, with the PJ having substantial support from the business community. Frente Grande ("Frepaso"), a center-left coalition, unexpectedly gained political prominence during the 1994 Constituent Assembly elections. In 1997 the UCR and Frepaso formed a coalition called ALIANZA (the "Alliance"). The Alliance has a platform centered on remedying social problems, including reducing unemployment, increasing social assistance and improving education.

            Since 1983, Argentina has had three successively elected civilian presidents: Raul Alfonsin, Carlos Menem and Fernando De La Rua. Raul Alfonsin, elected in 1983, was the first civilian president in six decades to stay in office until the scheduled election of a successor. His UCR Government re-established civilian rule, including a functioning Congress. Carlos Menem won the presidential election in May 1989 and took office in July 1989, several months ahead of the scheduled inauguration, in the midst of an economic crisis. In 1995 he was re-elected for an additional four years. Fernando De La Rua, the current President, an Alliance candidate, was elected in 1999 to a four-year term.

            Argentina has diplomatic and trade relations with almost every nation in the world and is a member of many international and regional organizations. Argentina is a charter member of the United Nations (the "UN"), a founding member of the Organization of American States (the "OAS") and is also a member of the International Bank for Reconstruction and Development (the "World Bank"), the International Monetary Fund (the "IMF"), the International Finance Corporation (the "IFC") and the Inter-American Development Bank (the "IABD"). Argentina is a permanent member of the Interim Committee of the IMF (a policy advisory committee), a party to the General Agreement on Tariffs and Trade (the "GATT") and a member of the World Trade Organization (the "WTO"). In 1997, the United States Congress declared Argentina a special non-NATO ally, affording the country privileged access to U.S. surplus defense supplies and certain military funding.

Recent Developments

            The global economic crisis that started at the end of 1997 and continued through 1999 has negatively affected the Argentine economy. The 1997-1999 global crisis was triggered by the collapse of various economies in Asia during the last quarter of 1997. It continued with the devaluation of the Russian ruble and default by Russia on its ruble-denominated debt in 1998. As a result of the 1997-1999 global crisis, Argentina has suffered declining stock market values and widening spreads of Government securities in the secondary market. In January of 1999, Brazil, Argentina's neighbor and principal trading partner, devalued its currency. The downturn in the Brazilian economy has led to a reduction in the rate of Argentine exports and imports of capital goods and other goods and services. Following the crisis in Brazil, Argentina experienced an economic contraction of 3% during 1999.

            The Government has indicated that it remains committed to the convertibility plan, described in "The Economy" below, as a key to continuing economic development in Argentina. However, Argentina's economy remains subject to global conditions that are outside its immediate control, such as the economic challenges brought about by the devaluation of the Mexican currency in 1994, the 1997-1999 global economic crisis and the devaluation of the Brazilian currency in 1999.

            In 1993, the Government eliminated restrictions on foreign direct investment and abolished a three-year waiting period for capital repatriation. The abolishment of the three-year waiting period allowed foreign investors to remit profits at any time, thereby granting foreign investors the same rights as local investors. As a result of these reforms and increased confidence in the Argentine economy, foreign banks have made significant investments in Argentina's financial sector. As of March 1999, eight of the ten largest private sector banks in Argentina were either foreign-owned or -controlled.

            On March 10, 2000, the IMF approved a three-year credit facility of approximately US$7.4 billion for Argentina. The terms of the credit facility require Argentina to meet certain targets with respect to levels of public indebtedness and the reduction of its fiscal deficit. As of March 31, 2000, Argentina had met all of these targets. This credit facility replaces the US$2.8 billion credit facility approved by the IMF on February 3, 1998.

            Argentina has continued efforts to eliminate trade barriers, particularly through its involvement in Mercosur. Mercosur is a trade union of countries in the "southern cone" of Latin America, including Chile and Brazil. Mercosur has the objective of gradually integrating the economies of member countries and harmonizing their economic and fiscal policies. This harmonization includes the fixing of a common external tariff and the adoption of a common trade policy with respect to non-Mercosur countries. With the exception of the automotive sector, which is subject to different treatment, tariff barriers between the Mercosur member countries were eliminated on January 1, 1995. Non-tariff restrictions on trade are in the process of being eliminated for most goods.

                                     ECONOMY

            Argentina has a well diversified, mechanized agricultural sector which benefits from a favorable climate and some of the world's richest soils. It is a major producer of grains and livestock. Argentina has significant oil and gas reserves and is the third largest oil and gas producer in Latin America after Venezuela and Mexico. The import substitution policies pursued by successive Argentine Governments throughout most of the post-World War II period fostered the growth of the manufacturing sector, which now employs approximately one-fifth of the country's economically active population.

            In March 1991, Domingo Cavallo, Minister of the Economy, announced the Convertibility Plan, which was designed to reduce inflation and achieve long-term economic growth and low levels of inflation. The Convertibility Law passed by Congress in March 1991 effectively established the convertibility of the peso, obligating the Central Bank to sell dollars at a fixed exchange rate of one peso per dollar, reducing at the same time the outstanding stock of pesos and, to that end, required full international reserve backing for Argentina's monetary base.

            On October 31, 1991, the Government promulgated its principal deregulation legislation, which deregulated the domestic market for goods, services and transportation, abolished restrictions on imports and exports, abolished or simplified a number of regulatory agencies and allowed free wage bargaining in the private sector. In the financial sector, this legislation abolished all stamp taxes relating to publicly offered securities, all capital gains taxes on stocks and bonds held by non-resident investors and fixed brokerage commissions on the stock exchange.

            On September 8, 1993, legislation was adopted abolishing requirements of a three-year waiting period for capital repatriation. Under this legislation, foreign investors are permitted to remit profits at any time and to organize their companies and make use of domestic credit with the same rights and under the same conditions as local companies.

            In March 1995, the Government presented an economic consolidation program aimed at protecting the country's currency against devaluation and supporting the banking sector, which was adversely affected by the 1994 Mexican financial crisis.

            In 1997, there was a visible trade deficit of US$3.195 billion and a deficit of US$10.119 billion on the current account of the balance of payments. In 1998, the Government responded to concern regarding the country's widening trade and budget deficits by reducing public expenditures and postponing an ambitious public works program. In September 1998, legislation on tax reforms, including measures that would extend the scope of value-added tax, received congressional approval.

            One of the primary goals of President de la Rua's administration is to reduce Argentina's fiscal deficit. On December 29, 1999, Congress approved an ALIANZA-sponsored tax package designed to raise tax collections by an additional US$1.9 billion for the year 2000. On December 28, 1999, Congress approved Argentina's year 2000 budget, which includes ALIANZA proposals to reduce expenditures by US$1.4 billion and to limit federal tax transfers to the provinces.

            Another important goal of the de la Rua administration is to increase the competitiveness of the Argentine economy by reforming Argentina's labor laws. On May 11, 2000, Congress approved a labor reform law proposed by the ALIANZA. The principal aspects of this law include:

            -   extending the trial period for newly-hired workers;

            - ending the automatic renewal of collective labor agreements when employees and employers cannot agree on the terms of a new collective agreement;

            - decentralizing negotiations of collective agreements in order to allow collective bargaining at the company level; and

            -   reducing certain taxes on labor over four years.

            The law also prohibits employers from decreasing basic wages and salaries during a transition period of two years and allows local labor unions to invite national labor organizations to participate in labor negotiations.

Gross Domestic Product and Inflation

            Between 1991 and 1998, Argentina's gross domestic product ("GDP") grew at a cumulative rate of 55.4%. Between 1991 and 1994, GDP grew in each year, driven by political and economic stability, consumer confidence and increased investment. In 1995 GDP contracted 2.8% due to capital flight, reduced demand and investment that resulted from the December 1994 devaluation of the Mexican Peso (the "Mexican Crisis"). The reduction in economic activity led to increased unemployment and an increased poverty rate in Argentina. A decrease in bank deposits and widespread demand for dollars by Argentines seeking to protect themselves against a possible devaluation placed stress on the banking section and caused a reduction in reserves. A number of banks subsequently collapsed, prompting banking regulatory and supervisory reforms. In 1996, the Argentine economy began to recover, with GDP increasing by 5.5%, primarily due to increased foreign and domestic investment and burgeoning consumer confidence. Unemployment continued to be a problem during this time, while the banking sector began to recuperate deposits. GDP grew 8.1% during 1997 as a result of continued foreign and domestic investment and an increase in personal consumption and domestic demand. GDP grew 3.88% during 1998, slowing from its previous pace due to a downturn in the manufacturing and automotive sectors during the second half of the year. This downturn was caused by growing international economic problems, including problems in Brazil, Argentina's principal trading partner. GDP contracted over 3% for 1999 as compared to 1998 due primarily to the decline in gross domestic investment and a downturn in the manufacturing and automotive sectors. However, during the fourth quarter of 1999 and January 2000, industrial production increased compared to the fourth quarter of 1998 and January 1999.

            In recent months, however, improving economic conditions in Argentina and Brazil have led to increased demand for Argentine goods, and Argentina's industrial production has in turn increased. During the fourth quarter of 1999, industrial production was 1.6% higher than during the fourth quarter of 1998. During the first quarter of 2000, Argentine gross domestic product is estimated to have grown by 0.9% compared to the same period of 1999. In addition, during the first five months of 2000, industrial production was 2.4% higher than in the first five months of 1999. These recent improvements in industrial production are due to increased levels of activity in the automotive and aluminum sectors and, to a lesser extent, the steel, agrochemicals, fiber, industrial gas and paper sectors.

            As of June 30, 2000, the Consumer Price Index (the "CPI") had decreased by 1.1% as compared to June 30, 1999 and the Wholesale Price Index had increased by 2.7% as compared to June 30, 1999, primarily due to increases in commodities prices.

            The following table shows the major components of Argentina's Gross Domestic Product and the percentage changes in nominal and real GDP:

                             Gross Domestic Product
                               (millions of Pesos)

                             1995        1996         1997         1998       1999(1)
                             ----        ----         ----         ----       -------
Private Consumption ..    178,269     190,522      207,108      210,785      197,195
Gross Fixed Capital ..     46,285      49,211       56,727       59,276       53,909
Exports of Goods .....     25,017      28,470       30,939       31,088       27,827
Imports of Goods .....    (25,985)    (30,077)     (37,240)     (38,491)     (32,515)
Gross Domestic Product    258,032     272,150      292,859      298,131      282,769
Real GDP (1993 Prices)    233,186     256,626      277,441      288,195      277,082
   Change in Real GDP      -2.85%        5.52%        8.11%        3.88%      -3.86%

----------
(1): Estimated.
Sources: International Monetary Fund, International Financial Statistics Vol. LIII, No. 5, May 2000; The Economist Intelligence Unit Ltd., February 2000, EIU Country Risk Service (citing the International Monetary Fund, International Financial Statistics).

            The following table sets forth the annual change in Argentina's real GDP by sector for the periods indicated:

                                                 At Constant 1993 Prices
                                         ---------------------------------------
                                         1994    1995   1996     1997   1998 (1)
                                         ----    ----   ----     ----   --------
Agriculture, livestock, fisheries and
  forestry ..........................     7.5%    5.6%  (1.2)%    0.5%   10.3
Mining and extractives
  (including petroleum and gas) .....    13.8    16.4    4.5      0.7     2.3
Manufacturing .......................     4.5    (7.2)   6.5      9.2     1.6
Construction ........................     5.8   (12.2)   8.4     16.6     7.2
Electricity, gas and water ..........    10.8     7.4    4.1      8.2     6.4
Transportation, storage and
  communication .....................    10.3     1.7    6.9     11.2     8.0
Commerce, hotels and restaurants ....     6.7    (7.5)   7.9     10.9     3.1
Financial services, insurance
  and real estate ...................     9.5    (0.9)   6.1      7.3     7.3
Community, social and personal
  services ..........................     1.6     0.6    2.3      4.0     1.9

----------
(1) Preliminary figures.
Source: Argentina Ministry of Economy (Republic of Argentina 1998 Annual Report, Form 18-K Exhibit D).

            The following table sets forth the consumer price index and the wholesale price index for the stated periods:

                                    Inflation

                                 Consumer Prices                Wholesale Prices
                                 ---------------                ----------------
                         (increase over previous period)         (increase over
                                                                previous period)
1994..................                  3.9%                          3.0%
1995 (1)..............                  1.6                           5.8
1996 (1)..............                  0.2                          -2.1
1997 (1)..............                  0.3                           0.9
1998 (1)..............                  0.7                          -6.3
1999 (1)..............                 -1.2                          -3.8

----------
(1) In 1996, a new index was introduced called the Indice Precios Internos al por Mayor (the "IPIM"). The IPIM is broadly similar to the index formerly used to determine wholesale price inflation, but varies slightly as to the weighted average of the goods measured in the index. The 1995 figures were also recalculated using the new IPIM index.
Sources: INDEC (Republic of Argentina 1998 Annual Report, Form 18-K Exhibit D); The Economist Intelligence Unit Ltd. February 2000, EIU Country Risk Service (citing Bloomberg Financial Services).

Government Finance and Monetary Policy

            The implementation of monetary reform has been accompanied by a substantial improvement in Argentina's fiscal accounts, as can be seen in the following table:

                        Summary of Public Sector Accounts
                                 (billions US$)

                                                                                  Six
                                                                                 months
                                                                                 ended
                                                                                  June,
                                1994      1995      1996      1997      1998      1999
                                ----      ----      ----      ----      ----     ------
Revenues ...................    48.75     47.97     46.42     54.26     56.41     27.87
Expenditures (ex Interest) .    46.63     46.44     47.37     53.10     53.92     26.30
  Primary Balance before
  Privatizations ...........     2.13      1.54     (0.95)     1.16      2.49      1.57
 Privatization Proceeds ....     0.73      1.17      0.37      0.31      0.10      2.57
                               ------    ------    ------    ------    ------    ------
  Primary Balance after
  Privatizations ...........     2.86      2.71     (0.58)     1.47      2.59      4.14
Net Interest Payments ......    (3.15)    (4.08)    (4.61)    (5.75)    (6.66)    (3.95)
                               ------    ------    ------    ------    ------    ------
Overall balance ............   $ (.29)   $(1.37)   $(5.19)   $(4.28)   $(4.07)   $ 0.20
                               ======    ======    ======    ======    ======    ======

----------
Source: Argentina Ministry of the Economy (Republic of Argentina 1998 Annual
        Report, Form 18-K Exhibit D).

Balance of Payments

            Argentina has not achieved a current account surplus since 1990. This may be attributed to several factors, including the implementation of trade liberalization measures and the relatively significant economic growth between 1991 and 1994 that led to increased demand for imported consumer and capital goods. In 1995, the current account deficit decreased by 54.9% to US$4.9 billion. This decrease was due largely to a turnaround in the trade balance as exports grew by 32.1% and imports fell by 6.7%, producing a trade surplus of US$2.4 billion. In 1995, exports expanded in all major sectors. The overall decline in imports that year was the result of the economic contraction provoked by the Mexican Crisis. The largest declines were in imports of vehicles and transport products and of machinery and equipment. The current account deficit increased to US$6.5 billion in 1996. This was due principally to the deterioration of the trade balance as a result of an increase in imports during the economic recovery following the Mexican Crisis. In 1997, the current account deficit increased to US$12.0 billion due to a continued increase in imports coupled with a more modest increase in exports. Exports increased only modestly that year due to a decline in prices of exported Argentine products and decreased demand. An increase of interest and dividend net payments from US$5.3 billion in 1996 to US$6.2 billion in 1997 also contributed to the increased current account deficit in 1997. In 1998, the current account deficit increased to US$14.7 billion due primarily to an increased trade deficit as a result of the deterioration of prices for certain important Argentine exports such as wheat, soy and oil, as well as decreased demand from Brazil.

            During 1999, Argentina had a current account deficit of US$12.3 billion, 14.4% lower than the current account deficit in 1998, primarily as a result of the decreased trade deficit in 1999. During 1999, the capital account surplus (including errors and omissions) was US$13.5 billion, 24.2% lower than the capital account surplus during 1998.

            During the first quarter of 2000, Argentina had a current deficit of US$3.2 billion, 8.0% lower than the current account deficit during the same period of 1999. During the first quarter of 2000, Argentina had a capital account surplus (including errors and omissions) of US$2.8 billion, 12.3% higher than the capital account surplus during the first quarter of 1999.

            The following table shows the balance of payments for the years 1995 through 1998 and first quarter 1999:

                               Balance of Payments
                                 (millions US$)

                                                                                         As of 1st
                             --------------------------------------------------------     Quarter,
                                1994       1995        1996        1997       1998(2)     1999(2)
                             --------    --------    --------    --------    --------    --------
Current Account (1)
  Exports ................   $ 16,023    $ 21,161    $ 24,043    $ 26,431    $ 26,434    $  5,067
  Imports ................     20,162      18,804      22,283      28,554      29,448       5,460
  Trade balance ..........     (4,139)      2,357       1,760      (2,123)     (3,014)       (393)
  Non-financial services .     (3,692)     (3,326)     (3,366)     (4,178)     (4,386)     (1,405)
  Interest and dividends .     (3,524)     (4,482)     (5,278)     (6,171)     (7,687)     (1,769)
  Transfers ..............        406         513         416         436         389          76
                             --------    --------    --------    --------    --------    --------
  Total ..................    (10,949)     (4,938)     (6,468)    (12,036)    (14,698)     (3,491)

Capital Account
  Central Bank (3) .......        444       1,922       1,003        (586)       (512)       (334)
  Other Financial Entities
  (4) ....................      1,612       2,525      (1,048)       (870)      3,810        (517)
  Non-financial Public
  Sector (5) .............      3,969       5,717       8,880       7,932       9,260       3,226
  Non-financial Private
  Sector (6) .............      6,426      (3,646)      3,163      10,114       5,642       1,181
                             --------    --------    --------    --------    --------    --------
  Total ..................     12,451       6,518      11,998      16,590      18,200       3,556

  Errors and Omissions ...       (820)     (1,682)     (1,648)     (1,281)        (64)     (1,073)

  Change in International
  Reserve (7) ............   $    682    $   (102)   $  3,882    $  3,273    $  3,438    $ (1,008)
                             ========    ========    ========    ========    ========    ========

----------
(1) With respect to the current account balance, both imports and exports are calculated on a fee on board ("FOB") basis and the non-financial services account includes import freight and insurance fees paid to non-residents.
(2)   Preliminary figures.
(3) Includes transactions between the Central Bank and foreign entities such as the IADB, the IMF and other foreign creditors.
(4)   Net assets or liabilities of financial entities (other than the Central
      Bank) with respect to foreign creditors.
(5) Includes operations of the national government, provincial government, municipal governments and decentralized governmental organizations with respect to foreign entities in the form of bonds, loans from international organizations, operations with the Paris Club and privatization of State entities.
(6) Includes operations of the private sector with respect to the issuance of bonds, loans from international organizations or banks, foreign direct investment (inflows) and payments on dollar-denominated bonds to Argentina residents (outflows).
(7) Does not include the value of bonds issued by the Government and held as reserves by the Central Bank.
Source: Ministry of Economy (Republic of Argentina 1998 Annual Report, Form 18-K
        Exhibit D).

            During 1999, Argentina recorded a trade deficit of US$2.2 billion compared to a trade deficit of US$4.9 billion recorded in 1998. Total exports during this period fell by 11.8%, to a level of US$23.3 billion due primarily to decreased demand, particularly from Brazil as a result of the downturn of its economy and the increase in the cost of Argentine products caused by the devaluation of the Brazilian real. As a result of the slowdown in the economy, total imports during this period fell by 18.7%, to a level of US$25.5 billion. During 1999, Argentina had a current account deficit of US$12.2 billion, 14.8% lower than the current account deficit in 1998, primarily as a result of the decreased trade deficit in 1999.

            During the first four months, exports increased by 13.0%, as compared to the same period of 1999, to US$8 billion due to the recovery in the Argentine economy. Total imports during the first quarter 2000 remained flat as compared to the same period of 1999, at a level of US$5.8 billion.

Privatizations

            Although the Government privatized the majority of its state enterprises between 1989 and 1994, several significant privatizations have occurred within the past few years or are expected to occur in the near future. On August 1, 1997, Argentina completed the privatization of the postal service through a competitive bidding process. The Government awarded a 30-year concession to a consortium that will pay approximately US$51.6 million every six months for the first 20 years of its operations and 1.0% of gross revenues for the remaining ten years. On January 23, 1998, the Government selected the winning bidder for a concession to operate the 33 main airports in Argentina for a period of 30 years in exchange for US$171 million in annual royalties. On February 27, 1998, the Government raised US$82.7 million from the sale of its remaining 20% stake in gas distributor Gas Natural BAN S.A. On February 2, 1999, the Government privatized Banco Hipotecario Nacional, the national mortgage bank. The proceeds of this privatization totaled US$307.5 million. On January 20, 1999, the Government sold a 14.99% stake in YPF to Repsol S.A. for US$2.0 billion. On June 24, 1999, the Government sold an additional 5.3% stake in YPF to Repsol S.A. for US$842.0 million.

            As a result of the Government's privatization program, subsidies and transfers to public sector enterprises, which totaled US$827 million in 1992, were eliminated by 1998. During the first half of 1999 the Government gave no subsidies and made no transfers to public sector enterprises. Between 1990 and June 30, 1999, the Government privatized, in whole or in part, 75 public sector entities and other assets. Total proceeds from privatization for 1998 were US$96.3 million (excluding the sale of tax receivables). The Government has realized increased tax revenues from newly privatized entities. The privatization program has resulted in an increase in economic productivity and has served as an important conduit for direct foreign investment into Argentina, attracting investors from Asia, Europe, North America and Latin America. Finally, principally as a result of the privatization program, there was a reduction in public sector employment in the period from 1989 to 1994 of over 240,000 employees (excluding the defense sector), which has resulted in substantial public sector savings. As of June 30, 1999, the public sector employed approximately 255,000 people, as compared with approximately one million people employed by the public sector in 1991.

Foreign Exchange

            The Argentine currency experienced almost continuous devaluations relative to the U.S. dollar during the 1980s. On June 14, 1985, the austral was introduced and in March 1991 the conversion ratio of australs to dollars was fixed at 10,000:1. In January 1992, the peso argentino was introduced at a fixed conversion ratio of one peso equaling 10,000 australs. For the past eight years the peso has been exchangeable to dollars at a stable rate of 1:1. However, this stable exchange rate was subject to speculation during the Mexican Crisis and the 1998 Russian debt default. It is unclear how much longer this stable exchange rate will last.

            Under the Central Bank's charter, it is required to back Argentina's currency with foreign currency or Argentine government bonds. However, if the Central Bank does use

Argentine government bonds, the bonds have to be purchased for face value, cannot constitute more than 33% of the total reserves, and cannot increase by more than 10% in any year.(1) Furthermore, the Central Bank is not allowed to lend to the government.

            In 1994, Argentina's monetary base was US$16.3 billion and grew to US$24.7 billion by 1998. During the five year span of 1994 to 1998, aside from a temporary decline caused by the Mexican Crisis in 1994, total international reserves consistently grew from US$19 billion to US$32 billion. The narrow money aggregate, M1, also increased from 6.6% of GDP in 1994 to 8.0% of GDP in 1998. The broad money aggregate, M3, increased from 21.8% of GDP in 1994 to 30.3% of GDP in 1998.(2)

            The following table sets forth the composition of Argentina's monetary base (expressed in terms of the Central Bank's monetary liabilities) and international reserves for the periods indicated:

            Monetary Base and Central Bank International Reserves (1)
                        (millions US$, as of December 31)

                                                                                                       As of
                                                                                                      June 30,
                                                      1994      1995      1996      1997    1998(2)   1999 (2)
                                                    -------   -------   -------   -------   -------   -------
Currency including cash in vaults at banks ......   $13,317   $13,050   $14,030   $15,966   $16,370   $14,085
Other (2) .......................................     2,951     3,355     4,139     6,435     8,323     9,263
                                                    -------   -------   -------   -------   -------   -------
    Monetary base (3) ...........................   $16,268   $16,405   $18,169   $22,401   $24,693   $23,348
                                                    =======   =======   =======   =======   =======   =======

International reserves deposited in the
    Central Bank (4) ............................    17,256    17,042    19,296    24,308    28,524    24,752
International reserves deposited in foreign banks     1,791     1,383     3,510     6,962     5,488     7,010
    Total international reserves ................   $19,047   $18,975   $22,807   $31,269   $32,012   $31,762
                                                    =======   =======   =======   =======   =======   =======

----------
(1)   All figures are at market values as of the date indicated.
(2) Up to January 17, 1995, includes reserves required in pesos for peso deposits in commercial banks. From January 17, 1995 to August 31, 1995, includes reserves required in U.S. dollars for peso deposits. Since August 31, 1995, includes reserves required in U.S. dollars for peso deposits as well as Bank Liquidity Notes.
(3) Up to January 17, 1995, includes currency in circulation plus reserve requirements in pesos for peso deposits. From January 17, 1995 to August 31, 1995, includes currency in circulation plus reserves required in U.S. dollars for peso deposits. Since August 31, 1995, includes the sum of currency in circulation, reserves required in U.S. dollars for peso deposits, and Bank Liquidity Notes.
(4)   Excludes Government deposits in the Central Bank.
(5)   Preliminary figures.
Source: Argentina Central Bank (Republic of Argentina 1998 Annual Report, Form
        18-K Exhibit D).

            As of April 30, 2000 the monetary base (consisting of currency in circulation, reserves required in U.S. dollars for peso deposits, Bank Liquidity Notes and repurchase agreements between the Central Bank and commercial banks) was US$24.7 billion, representing

----------
(1) Source: Economic Perspectives March 22, 2000 No.1, Vol. 24.
(2) Source: Prospectus Supplement, Republic of Argentina 12 1/8% Global Bonds, February 24, 2000.

a 10.2% increase from the level recorded on June 30, 1999. Between May 31, 2000 and June 30, 2000, the monetary base increased 7.9%. On May 31, 2000, gross international reserves at the Central Bank (including approximately US$1.5 billion of public bonds) stood at US$27.4 billion, a 10.6% increase from the June 30, 1999 level, and had grown 8.1% as compared to May 31, 2000.(3)

External Debt

            The following table shows Argentina's external debt at the end of the year for the periods indicated:

                                  External Debt
                                 (millions US$)

                                   1995     1996      1997      1998     1999(e)
                                   ----     ----      ----      ----     -------
Total foreign debt                99,364   111,934   130,828   144,050   148,595
Public medium & long-term         55,811    63,076    67,562    76,799    88,889
Private medium & long-term        16,066    19,068    25,411    30,853    30,053
Short term                        21,355    23,498    31,988    30,956    25,175
IMF debt                           6,131     6,293     5,868     5,442     4,478
Total foreign debt service, due    8,981    13,054    18,308    21,502    21,411

----------
(e) Estimated
Source: The Economist Intelligence Unit Ltd. February 2000, EIU Country Risk
        Service (citing the World Bank, Global Development Finance).

            As of March 20, 2000, Argentina had approximately US$120 billion of external debt.

The Securities Markets

Introduction

            The Bolsa de Comercio de Buenos Aires ("Buenos Aires Stock Exchange" or the "Exchange") was founded in 1854 and is a non-profit civil association that currently has several thousand members. The Exchange is the principal stock exchange in Argentina, but there are eleven other smaller exchanges, six of which are authorized to quote securities (collectively, with the Buenos Aires Stock Exchange, the "Exchanges"). The Exchanges are responsible for developing and implementing regulations governing the securities markets, subject to the approval and oversight of the Comision Nacional de Valores (the "Argentine Securities Commission"). Trading in securities is conducted through Mercados de Valores ("Mercados") affiliated with one of the Exchanges. Each Mercado is a corporation whose shareholders are the individuals and entities entitled to trade in the securities listed in that particular Mercado. The largest Mercado in Argentina is the Mercado de Valores de Buenos Aires S.A. (the "Buenos Aires Stock Market," together with the other Argentine securities market, the "Argentine Stock Markets"), which is located in the City of Buenos Aires; four smaller Mercados are located in the

----------
(3) Source: The Republic of Argentina, supplement dated June 2, 2000 to Form
            18-K filed with the SEC on September 16, 1999.

cities of Cordoba, Mendoza, Rosario and La Plata. The Buenos Aires Stock Market accounts for a substantial majority of the value of all trades in the Argentine stock markets.

            Individuals, pension funds and mutual funds constitute the largest groups of investors in Argentina's capital markets. Investment by banks and insurance companies in the equity markets is limited by law. Since the reform of the social security system, total assets managed by pension funds have grown significantly, reaching a level of US$11.5 billion in 1998. While Argentina's mutual funds currently control only a small portion of the capital market, the total capitalization of mutual funds in Argentina has increased from US$0.4 billion in 1994 to US$6.9 billion in 1998. The development of mutual funds and the increase in the assets of Argentine institutional pension funds has created a broader market and increased the level of activity on the Buenos Aires Stock Exchange.

The Buenos Aires Stock Market

            The Buenos Aires Stock Market has shareholders/members that are allowed to effect transactions either as principal or as agent in that stock market. Trading in the Buenos Aires Stock Market is conducted through two different trading systems -- the traditional auction system and an electronic continuous market system (the "Continuous Market System"). Argentine Government Securities, corporate bonds, and to a lesser extent, corporate shares are traded through the Continuous Market System, which is actually a system for registering and making public trades that were privately arranged by registered brokers and brokerage companies on behalf of their clients. In addition, a substantial over-the-counter market exists for private trading in listed debt securities. Such trades are reported on the Mercado Abierto Electronico (the "MAE"), an electronic reporting system similar to, but apart from, the Continuous Market System.

            Trading in shares is only allowed in the Argentine Stock Markets. Settlement of trades is generally effected either the same day or within 24-72 hours, as agreed upon by the parties to the transaction.

The Secondary Markets

Equity Market

            Equity securities may be traded in the Argentine Stock Markets or through the Continuous Market System. Trades in the Argentine Stock Markets are effected through brokers or brokerage firms acting as brokers or as principals. Information regarding listed securities (quotations, trading volume, financial data, stock price indices, etc.) is available through a network of computer terminals located in offices of financial entities, brokerage firms, securities dealers, institutional investors and others.

            The number of listed companies in Argentina has decreased since 1990 from 179 to 125 in 1999. This decline was due largely to foreign acquisitions that led to the delisting of the acquired company and to the disappearance of companies through local mergers. The capitalization of shares in the equities market increased from US$44.6 billion in 1996 to US$59.2 billion in 1997 due to an increase of capital inflows to Argentina.

            The volume of shares traded on the Buenos Aires Stock Exchange and the Mercado Abierto Electronico increased from US$35.2 million in 1996 to US$41.2 million in 1997 due to the increase in capital inflows. Capital inflows to Argentina decreased in 1998 due to the crisis in emerging markets. As a result, the capitalization of shares in the equities market decreased to US$45.3 billion and the total volume of shares traded decreased to US$32.3 million in 1998. As of March 31, 2000, the market capitalization of the 114 companies listed on the Buenos Aires Stock Market was approximately US$84.89 billion and average daily trading value was US$43.417 million.(4)

            The market capitalization of shares listed on the Buenos Aires Stock Exchange is presented in the following table:

                    Buenos Aires Stock Market Capitalization

                                                       Market
Year                                              Capitalization
----                                              --------------
                                                  (millions US$)
1990........................................            3,314.7
1991........................................           18,509.1
1992........................................           18,613.9
1993........................................           44,011.2
1994........................................           36,867.2
1995........................................           37,779.6
1996........................................           44,670.3
1997........................................           59,239.9
1998........................................           45,291.5
1999........................................           83,879.0
2000 (through 3/31/00)......................           84,890.0

----------
Sources: Buenos Aires Stock Exchange 1999 Fact Book; Buenos Aires Stock Exchange
         (http://www.merval.sba.com.ar/).

----------

(4) Source: Argentine Stock Exchange System, http://www.merval.sba.com.ar/info/i_indicadores.htm

            The Buenos Aires Stock Exchange publishes the Stock Exchange Index, which is comprised of all the stocks listed in the Buenos Aires Stock Market. Data on the movement of the index, on an inflation-adjusted basis, is set forth below:

                Buenos Aires Stock Exchange Index Composite Index
                            (Adjusted for Inflation)

Year                                                    December Average
----                                                    ----------------
1990...........................................             65.21
1991...........................................            276.19
1992...........................................            191.92
1993...........................................            257.66
1994...........................................            224.09
1995...........................................            200.74
1996...........................................            232.86
1997...........................................            288.06
1998...........................................            226.26
1999...........................................            276.34
1999                                                    Monthly Average
----                                                    ---------------
January........................................            207.43
February.......................................            211.39
March..........................................            219.64
April..........................................            244.31
May............................................            279.70
June...........................................            270.19
July...........................................            250.83
August.........................................            248.24
September......................................            257.02
October........................................            257.15
November.......................................            268.18
December.......................................            276.34

----------------
Source:  Buenos Aires Stock Exchange 1999 Fact Book.

Market Regulation

            The Argentine Securities Commission is a public organization headed by a five-person Board of Directors, including a Chairman. All five Directors are appointed by the President of Argentina to seven-year terms. The Argentine Securities Commission has authority over the entire securities market (other than the primary issue of Argentine Government securities), including powers of regulation, investigation and the authority to impose disciplinary measures. In addition, the Argentine Securities Commission has the function of promoting and supporting the development of the corporate securities market in Argentina.

            All companies must register with the Argentine Securities Commission before issuing and selling securities to the public. Such registration requires the disclosure of information about the company including financial reports, compliance with statutory norms and corporate activities. Listed companies must update the information on an annual basis and file interim and quarterly reports. Moreover, any fact or event that may materially affect the company must be immediately reported by its management to the Argentine Securities Commission and the Stock Exchange. Such information is normally released to the public immediately. Noncompliance with these registration and disclosure rules may subject the company and its management to penalties provided by law.

            The over-the-counter market is also regulated by the Argentine Securities Commission. In addition, all transactions effected over-the-counter must be reported to the Argentine Securities Commission. In general, if an unlisted company's securities are publicly offered, it is subject to regulations similar to those imposed on listed companies.

            The regulatory powers of the Argentine Securities Commission are exercised primarily through their approval of the operating regulations established by each Stock Exchange. Each Stock Exchange establishes listing and quotation requirements, issues rules governing the preparation and submission of financial statements, supervises compliance by listed companies with the applicable rules and applies disciplinary measures when appropriate.

            Each Argentine Stock Market is responsible for registering the individual brokers and brokerage companies who are trading in that particular market, issuing trading regulations, enforcing compliance with its rules and regulations, and for guaranteeing the clearing and settlement of trades.

            The Argentine Securities Commission has established a set of penalties for fraud and market manipulation (insider trading) and requires disclosure of holdings by directors or persons involved in the issue of debt or publicly traded shares. Anti-takeover regulations have also been adopted, requiring purchasers to inform a company when they have acquired more than 5% of its shares.

            Several credit rating organizations have been in operation since November 1992. A rating from two local rating agencies is required to publicly offer debt securities. In the case of equity securities, ratings are not mandatory.

Foreign Investment and the Fund

            Foreign investment in Argentina is regulated by the Foreign Investment Law No. 21382, as amended. There are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. There can be no guaranty, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

            Investment of foreign capital in Argentina no longer requires advance approval by the Argentine Government. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are no restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies, except that investment by foreigners in the broadcasting industry is prohibited, and government approval is required for foreigners to acquire more than 30% of the capital of banks and financial entities.

                        THE FEDERATIVE REPUBLIC OF BRAZIL

                                     GENERAL

Geography and Demography

            Brazil is the fifth largest country in the world, with a land area of approximately 3,300,000 square miles. Brazil's population in 1999 was estimated at 172 million, its capital is Brasilia, and the official language is Portuguese.

Government

            Brazil is a Federative republic. A new constitution was enacted in October 1988 establishing a presidential form of government with three independent branches: executive, legislative and judicial. A national plebiscite held in April 1993 confirmed the presidential system as the preferred form of government.

            The executive power is vested in the President, who is elected by direct vote for a term of four years and is eligible for re-election. The President has a broad range of powers including the right to appoint ministers and key executives in selected administrative and political posts. The legislative branch is composed of a National Congress consisting of Senators elected for eight-year terms and Deputies elected for four-year terms. The judicial branch is headed by the Federal Supreme Court, which is the court of final appeal for both federal and state courts.

            At the State level, the executive power is exercised by Governors who are elected for four-year terms. The legislative power is exercised by State Deputies who are also elected for four-year terms, and the judicial power is vested in state courts.

External Affairs

            Brazil has diplomatic and trade relations with almost every nation in the world. It is a member of many international organizations, including the UN and all of the UN's intergovernmental specialized agencies. Brazil is also a member of the OAS, the IADB, the World Bank, the International Development Association, the IFC and the IMF. Brazil is also a party to the GATT.

            In March 1991, Brazil, Argentina, Paraguay and Uruguay entered into the Treaty of Asuncion, formally establishing the Mercado Comum do Sul ("Mercosul"), a common market organization composed of the signatory nations. In December 1994, the four member countries signed an agreement establishing the date of January 1, 1995 for the implementation of a Common External Tariff ("CET") intended to transform the region into a customs union. However, because each member country was permitted a list of 450 exceptions (399 in the case of Paraguay) to the CET, the full implementation of a customs union has not been achieved. In December 1995, Mercosul and the European Union signed a framework agreement for the development of free trade between them. In 1996, Mercosul signed agreements with Chile and Bolivia, effective October 1996 and February 1997, respectively, for the development of free trade among them; these agreements were approved by the Brazilian National Congress in September 1996 and April 1997, respectively.


            On June 30, 2000, leaders of the Mercosul member countries concluded a one-day summit in Buenos Aires, Argentina. At the summit, Argentina and Brazil signed an agreement to provide a common framework for trading in vehicles and auto parts within the Mercosul trading bloc. Uruguay and Paraguay have not yet signed this agreement.


Financial System

            The Conselho Monetario Nacional (the "National Monetary Council"), which is composed of representatives of government, business and financial interests, is the highest authority on monetary and financial policy in Brazil. It is authorized to regulate credit operations of every kind, to authorize and regulate currency issues, to supervise the country's reserves of gold and foreign exchange, to determine savings and investment policies and to regulate the securities and capital markets, including the activities of both the Banco Central Do Brasil (the "Central Bank of Brazil") and the Comissao de Valores Mobiliarios (the "CVM"), the Brazilian securities commission.

            The Central Bank of Brazil, which is not operated independently from the Brazilian government, is responsible for implementing policies adopted by the National Monetary Council and overseeing the implementation of financial legislation. It is authorized, among other things, to issue money, to oversee the circulation of currency, to control the level of credit in the economy, to control foreign investments and currency movements related to these investments and to administer Brazil's domestic debt.

Recent Political History

            The Brazilian military ruled the country from 1964 to 1984. In 1985 a series of political reforms were enacted, including the reintroduction of direct Presidential elections and the convocation of a Constitutional Assembly. In 1988 a new Constitution was promulgated.

            In 1989 Fernando Collor de Mello became the first President to be elected by popular vote since 1960. President Collor's political support began to ebb in June 1992 as Congress initiated an investigation on charges of corruption involving the President. In December 1992 President Collor resigned in the midst of his impeachment trial. He was subsequently found guilty of corruption and was prohibited from running for political office for eight years, but in 1998 he was cleared of charges of illegal enrichment. Itamar Franco, the Vice-President under Collor, who had become acting President during the impeachment proceedings, assumed the Presidential office. In October 1994, Fernando Henrique Cardoso, the former Minister of the Economy, was elected President for a four-year term. In 1997 a constitutional amendment was approved that allowed the President to run for re-election to a second four-year term. In 1998 Cardoso was re-elected.

            On December 3, 1999, the Brazilian Senate approved, in the second round of voting, a constitutional amendment that would impose restrictions on the use by the President of provisional measures (MEDIDAS PROVISORIAS) to implement certain reforms. Such provisional measures can be enforced for a maximum of 30 days; they remain in force thereafter only if approved by the legislature within such 30-day period. The prevailing legal view is that the President may re-issue a provisional measure not previously rejected by the National Congress. The proposed amendment would prohibit the issuance of provisional measures for, among other things, multi-year plans and budgets and the implementation of any constitutional amendment prior to the passage of the related complementary law. To become effective, the proposed amendment must be approved by the Chamber of Deputies in two rounds of voting.

                                     ECONOMY

Overview

            The Brazilian government actively influences the country's economy by frequently changing monetary, taxation, credit, tariff and other policies. Despite attempts to stabilize the economy, Brazil has been susceptible to volatile economic cycles. Furthermore, several states have suspended or might suspend debt payments owed to the federal government.

            Real GDP growth averaged 2.4% per annum from 1988 to 1998. From 1990-1997 agricultural, industrial, mining and services GDP increased an average of 3.9%, 2.5%, 2.2% and 3.7%, respectively. In 1998 real GDP declined by approximately 0.1% and GDP rose by approximately 0.8%. In 1999 Brazil's GDP rose 0.8%.

            The following table sets out selected economic indicators for Brazil for the five years ended December 31, 1998:

                     Selected Brazilian Economic Indicators

                                           1994       1995        1996       1997        1998
                                           ----       ----        ----       ----        ----
Gross Domestic Product ("GDP")
(in billions of constant 1998 reais)     R$812.8     R$847.1     R$869.6    R$900.9     R$899.8(e)
(in billions) (1)                       US$543.1    US4705.4    US$775.5   US$801.7     R$775.5(e)

Real GDP Growth (decline)                    5.9%        4.2%        2.7%       3.6%       (0.1)%

General Price Index-Domestic Supply
(rate of change) (2)                       909.6%       14.78%       9.34%      7.48%       1.70%
Nominal Devaluation Rate (3)               613.4%       15.0%        6.8%       n.a.        n.a

----------------
(e)   Estimated
(1) Converted into dollars based on weighted average exchange rate for each year.
(2) GPI-DS is one indicator of inflation. While many inflation indicators are used in Brazil, the GPI-DS, calculated by the Getulio Vargas Foundation, an independent research organization, is one of the most widely utilized indices.
(3) Year on year percentage devaluation of the real against the dollar (sell side).
Source: IBGE; Getulio Vargas Foundation; Central Bank (Federative Republic of
        Brazil 1998 Annual Report, Form 18-K Exhibit D).

Recent Developments

            Since the introduction of the real (R$) in 1994, Brazil has been successful in combating inflation. While inflation averaged 470% per year from 1990-1997, inflation rates for 1997, 1998 and 1999 were significantly below that average. In 1995, the country's privatization program was revived and temporarily aided the government's attempt to stabilize the economy.

            A primary objective of the Brazilian Government in recent years has been to control government spending. The task is made more difficult by the difficulty of controlling expenditures by government-controlled companies. Continued high or increasing deficits in the public sector could exacerbate Brazil's high rates of inflation.


            During 1998, when Brazil's budget deficit approached 8% of GDP, the government raised R$22.1 billion when it auctioned Telebras, the state telecommunications company, and President Cardoso announced details of a three year program of fiscal adjustment. In December 1998, the IMF established a support program for Brazil, setting particular fiscal targets to be met by Brazil. Brazil has continued to meet these fiscal targets and as of May 31, 2000, US $1.8 billion in standby loans remained outstanding under this support program.

            In January 1999, after the unexpected resignation of the President of the Central Bank, Brazil devalued the real. This action caused Brazil to be in breach of the exchange-rate policy that it had agreed to with the IMF and caused a renewal of capital flight. The loss of capital depleted the country's reserves and led to turmoil in international financial markets.

            The following table sets out Government revenues and expenditures as a percentage of GDP for the years 1994 to 1999.

            Government Revenues and Expenditures As Percentage of GDP
                                 (billions US$)

                             1994        1995        1996        1997(1)    1998 (1)    1999 (1)
                             ----        ----        ----        -------    --------    --------
Revenues.............       32.900      33.100      33.000      33.500      34.500      32.900
Expenditures.........       40.030      38.973      39.100      41.600      44.000      40.030
Surplus (deficit)....       (7.130)     (5.873)     (6.141)     (8.056)     (9.531)     (7.130)

-----------------
(1) Preliminary.
Sources: IMF, Banco Central do Brasil.

Prices

            Brazil has historically experienced very high and variable rates of inflation, which have had significant negative effects on the Brazilian economy. As a result, an indexation system was created in 1964 which, after several unsuccessful attempts to lower inflation, developed into an efficient method to cope with an endemic inflationary environment. However, after six "inflation-fighting" plans since 1986, a seventh economic plan is currently underway, and since July 1, 1994, the economy has been completely de-indexed. In 1994 inflation peaked at approximately 2,000% and by 1995 had declined to below 200%.


            The inflation rate, as measured by GPI-DS (the composite price index) declined to 7.48% in 1997 and 1.7% in 1998 from 9.34% in 1996. Since the Central Bank's decision to permit the value of the real to float, the inflation rate has increased, registering 19.98% in 1999. The broad consumer price index (the "IPCA") rose 8.9% in 1999, versus the 8% IPCA target for 1999. The IPCA targets for 2000 and 2001 are 6% and 4%, respectively.


Gross Domestic Product

            The Brazilian economy is well diversified, and in 1997 manufactured goods accounted for 21.3% of GDP, services 62.4% and agriculture 7.9%. In 1998 Brazil's GDP was US$775.5 billion (based on constant 1998 reais). In 1998 GDP grew at an annual rate of 0.2%, and such growth was primarily driven by the private sector.

            Brazil's GDP rose 1.0% in 1999. Much of this growth was due to a 9.5% increase in agricultural production (which benefited from large harvests of rice, corn and soybeans) and a 1.3% increase in the service sector (particularly in the communication and trade segments). Industrial production, by contrast, dropped 1.7%, as a result of a decline in the capital goods segment.

            During the first three months of 2000, Brazil's GDP grew by 3.1%, compared to the same period in 1999. The GDP growth was driven largely by a 5.7% increase in industrial sector production. The services sector also grew by 2.3%. Agricultural output, by contrast, declined by 0.8%.

   Participation of Classes and Activities in Value Added at Basic Prices (1)

                                     1994     1995     1996     1997     1998
                                     ----     ----     ----     ----     ----
Agricultural                          9.9%     9.0%     8.3%     7.9%     8.4%
Industry                             40.0     36.7     34.7     34.8     34.0
    Mining, Oil, & Gas                1.0      0.9      1.0      0.9      0.6
    Manufacturing                    26.8     23.9     21.5     21.3     20.3
    Construction                      9.2      9.2      9.5     10.0     10.3
    Public utilities                  3.0      2.7      2.7      2.7      2.7
Service                              64.3     60.7     62.3     62.4     62.8
    Retail Services                   9.5     80.9      7.8      7.7      7.3
    Transportation                    3.5      3.4      3.0      3.0      3.0
    Communications                    1.5      1.5      1.9      2.1      2.6
    Financial Services (2)           15.9      8.0      6.3      6.6      6.5
    Government                       15.2     16.3     16.0     15.3     15.5
    Other                            18.7     22.5     26.7     27.8     27.9
--------------------------------------------------------------------------------
Total                               114.1    106.4    105.1    105.1    105.2
--------------------------------------------------------------------------------
Adjustments (3)                      14.1      6.4      5.3      5.1      5.2
Value Added at Basic Prices           100      100      100      100      100

-----------------
(1) The information in this table has been restated to reflect the current methodology used by IBGE and the Central Bank to compare the various sectors of the Brazilian economy and the changes therein; prior to 1995 IBGE and the Central Bank calculated the composition of GDP by sector rather than the participation of classes and activities in value added at basic prices.
(2)   Does not include financial intermediation services
(3) Adjustment for double counting arising from the inability to allocate debt service among the classes and activities set forth in this table
Sources: IBGE and Central Bank (Federative Republic of Brazil 1998 Annual
         Report, Form 18-K Exhibit D).

Foreign Sector

            Preliminary estimates for 1999 indicate that Brazil's balance of payments registered a deficit of approximately US$7.8 billion for that year, versus a US$8.0 billion deficit in 1998. Brazil's current account deficit for 1999 stood at an estimated US$24.5 billion, or 4.4% of GDP, compared with a US$33.8 billion deficit in 1998, or 4.3% of GDP.

            During 1999, imports totaled US$49.2 billion, a 14.8% reduction from 1998, while exports totaled US$48 billion, a 6.1% reduction from the same period in 1998. Brazil's trade deficit for 1999 was approximately US$1.2 billion, compared with the US$6.6 billion trade deficit recorded in 1998.

            At December 31, 1999 and 2000, Brazil's international reserves stood at approximately US$36.3 billion and US$37.6 billion, respectively, corresponding to approximately 9 months of imports of goods.

            The following table sets forth Brazil's trade balance and current account for the six years ended December 31, 1999:

                    Brazil's Trade Balance & Current Account
                                 (millions US$)

                              1994     1995     1996     1997     1998     1999
                              ----     ----     ----     ----     ----     ----
Exports                      44.102   46.506   47.851   53.189   51.136   48.014

Imports                      33.241   49.663   53.304   59.841   57.739   49.210

Trade Balance                10.861   -3.157   -5.453   -6.652   -6.603   -1.196

Current Account              -1.153  -18.136  -23.248  -30.491  -33.829  -24.505

----------
Source: The Economist Intelligence Unit Ltd. February 2000, EIU Country Risk
        Service (citing the International Monetary Fund).

Privatizations

            It has generally been the Brazilian Government's policy to operate public utilities as well as to control certain key industries, but not to displace private enterprise in other sectors of the economy. Energy production, rail transport, oil prospecting, drilling and refining, postal service and telephone and telegraph communications are all directly or indirectly controlled by the Brazilian Government. In addition, the Government controls some companies that compete with private enterprise, such as the largest commercial bank, Banco do Brasil, the principal iron-ore mining companies, and other small companies in different sectors of the Brazilian economy.

            An important element of the Collor administration was its drive to privatize government-controlled companies as part of the overall restructuring of the Brazilian economy. The privatization program was initiated in 1991. Cash and a number of securitized government debt instruments were accepted in the privatization auctions, as were securitized public sector debt and foreign debt paper.

            The following table provides information about the national privatization program from 1994 through 1998:

                              Privatization Program

                                      1994       1995       1996       1997       1998
                                      ----       ----       ----       ----       ----
Privatized companies                     9          8         11          4          7
  Steel                                  0          0          0          0          0
  Petroquisa complex                     6          7          5          0          0
  Fertilizers                            1          0          0          0          0
  Electric sector                        0          1          1          0          1
  Railroad                               0          0          5          1          1
  Other                                  2          0          0          3          5

Revenues (US$ million)              $  620     $1,123     $4,198     $3,805     $1,234
  Steel                                  0          0          0          0          0
  Petroquisa complex                   411        604        212          0          0
  Fertilizers                           11          0          0          0          0
  Electric sector                        0        519      2,509          0        879
  Railroad                               0          0      1,477         15        206
  Other                                198          0          0      3,790        149

Liabilities transferred to buyer
(US$ million)                       $  349     $  624     $  670     $3,559     $1,082
  Steel                                  0          0          0          0          0
  Petroquisa complex                    84        622         84          0          0
  Fertilizers                            2          0          0          0          0
  Electric sector                        0          2        586          0      1,082
  Railroad                               0          0          0          0          0
  Other                                263          0          0      3,559          0

----------
Source: BNDES (Federative Republic of Brazil 1998 Annual Report, Form 18-K
        Exhibit D).

            In 1999, federal privatization revenues totaled US$554 million, and State privatization revenues amounted to approximately US$3.9 billion. A portion of the revenues was used to repay debt.

            On February 17, 2000, the State of Pernambuco sold a controlling interest in Companhia Energetica de Pernambuco (Celpe) for approximately R$1.8 billion, the minimum price set by the state. CELPE was purchased by a consortium led by Iberdrola S.A., the Spanish energy group.

Foreign Exchange and Exchange Controls

Background

            The purchase and sale of foreign currency in Brazil has been subject to governmental control. Prior to July 1994, there were two exchange markets in Brazil -- an exchange rate market and a floating exchange rate market. The key distinction between these two markets was that, while both operated at floating rates freely negotiated between the parties, (i) the commercial exchange rate market was generally restricted to transactions which required the prior approval of the Brazilian monetary authorities; and (ii) the floating exchange rate market was generally open to transactions that did not require any kind of prior approval by the Brazilian monetary authorities.

            As part of the Stabilization Plan, since July 1, 1994 the Central Bank began allowing the foreign exchange rate to float more freely, thereby permitting the market to continuously adjust to prevailing supply and demand pressures within a band established by the Central Bank. The Central Bank also committed itself to sell dollars if the real-dollar exchange rate increased above R$1.00, thus preventing the rate from exceeding that level. The Central

Bank's actions resulted in the real's gradual devaluation relative to the dollar. On January 13, 1999 the Central Bank widened the band within which the real could trade. Then on January 15, 1999 because of market forces, the Central Bank abolished the band system and decided to let the real to dollar exchange rate float freely.


            Since the Central Bank's decision to let the real float freely, the Central Bank has intervened occasionally to limit unstable movements in the exchange rate. During December 1999, the Central Bank intervened in the foreign exchange markets to increase the liquidity of those markets to address concerns about the possible impact of Year 2000-related problems on external financing operations. The real-dollar exchange rate (sell side) on December 31, 1999, as published by the Central Bank, was R$1.789 to $1.00, up from R$1.9227 to $1.00 on November 30, 1999 and R$1.953 to $1.00 on October 29, 1999. The real-dollar exchange rate (sell side), as published by the Central Bank, stood at R$1.7748 on July 31, 2000. It is unclear if or for how long the Central Bank will continue its existing policy of allowing the real to float against the US dollar and under what circumstances the Central Bank will intervene in exchange markets.

Balance of Payments

            Brazil's balance of payments registered a deficit of approximately US$7.8 billion in 1999, versus a US$8.0 billion deficit in 1998. Brazil's current account deficit for 1999 stood at an estimated US$24.4 billion, or 4.4% of GDP, compared with a US$33.6 billion deficit in 1998, or 4.3% of GDP.

            Factors including interest rates, petroleum prices and the trade policies of Brazil and Brazil's trading partners have had a significant impact on Brazil's balance of payments in recent years. The following table sets forth certain information with respect to Brazil's balance of payments for the periods indicated.

                             Balance of Payments(1)
                                 (millions US$)

                                          1994       1995        1996       1997(2)     1998(2)
                                          ----       ----        ----       -------     -------
Current Account ....................   $ (1,689)   $(17,972)   $(23,137)   $(30,916)   $(34,296)
Trade Balance ......................     10,466      (3,352)     (5,554)     (6,848)     (6,594)
    Exports ........................     43,545      46,506      47,747      52,990      51,120
    Imports ........................     33,079      49,858      53,301      59,838      57,714
Services (net) .....................    (14,743)    (18,594)    (20,483)    (26,284)    (29,480)
    Interest .......................     (6,338)     (8,155)     (9,173)    (10,390)    (11,948)
    Other ..........................     (8,405)    (10,438)    (11,310)    (15,894)    (17,532)
Unilateral Transfers (3) ...........      2,568       3,974       2,900       2,210       1,778
Capital Account, Net ...............      8,699      28,845      33,984      26,045      13,413
    Direct Investments .............        934       2,753      10,032      15,515      22,745
    Portfolio Investments (4) ......     54,051      10,322      22,060       9,141      18,243
        Of which: 1994 Restructuring     42,475          31         249          --          --
    Other Medium- and Long-Term
      Capital ......................    (42,350)     (1,481)     (3,291)     14,723       6,137
        Of which:  Refinancing (5) .    (39,410)         --          --        (449)         --
    Other Short-Term Capital .......     (3,935)     17,251       5,183     (13,335)    (33,702)
        Of which: Arrears (6) ......     (5,653)       (510)       (286)         00          00
Errors and Omissions ...............        334       2,093      (2,109)     (3,002)      3,584)
Surplus (deficit) ..................      7,344      12,966       8,738      (7,873)    (17,299)
Gold ...............................       (297)       (331)        342         247        (467)
SDRs ...............................          2          --          --          --          --
IMF Position .......................         --          --          --          --          --
Foreign Exchange ...................     (6,920)    (12,588)     (9,008)      7,660       8,437
Other Holdings .....................         --          --          --          --          --
Use of IMF Credits (7) .............       (129)        (47)        (72)        (34)      4,789
Extraordinary Financing (8) ........         --          --          --          --       4,540

---------------
(1) These figures were calculated in accordance with the methodology set forth in the IMF Balance of Payments Manual, Fourth Edition.
(2)   Preliminary.
(3) Unilateral transfers consist of transactions without a quid pro quo, many of which are gifts, and migrant transfers.
(4)   Includes bonds, commercial paper and notes.
(5) The 1994 amount relates to transactions in connection with a Brady Plan-type restructuring completed that year. The 1997 amount relates to transactions in connection with the Republic's 1997 exchange offer.
(6) Represents mainly arrears on interest payments due but not paid on certain medium- and long-term bank indebtedness. The 1994 amount includes $6.4 billion in interest arrears in respect of certain external indebtedness restructured that year.
(7) In December 1998, the Republic received the first installment under a $41.8 billion IMF-led support package.
(8) The 1998 amount consists of loans from the Bank for International Settlements and the Bank of Japan under the IMF-led support package.
Source: Central Bank (Federative Republic of Brazil 1998 Annual Report, Form
        18-K Exhibit D).

Public Sector Debt

            Net public debt in Brazil, composed of the internal and external debt of the federal Government, State and local governments and public sector enterprises, amounted to approximately US$181.5 billion as of December 31, 1994, or 28.1% of GDP, largely due to the increase in net internal indebtedness to US$175.3 billion from US$128.9 billion at the end of 1994, as a result of the issuance by the federal Government of domestic debt securities in an effort to absorb excess liquidity in the domestic market. Net public sector debt continued to rise in 1996, 1997 and 1998, totaling US$259.2 billion, or 34.4% of GDP, at December 31, 1996, US$276.6 billion, or 34.5% of GDP, at December 31, 1997 and US$321.8 billion, or 42.6% of GDP, at December 31, 1998. The real average rate of interest on such domestic securities was 23.0% in the twelve-month period ended August 31, 1998 as compared to 33.4% in the twelve-month period ended December 31, 1995. Following certain debt and debt service reduction agreements implemented on April 15, 1994, the maturity profile of Brazil's public sector external debt was substantially lengthened from an average of 6.9 years at December 31, 1993 to an average of 8.8 years at December 31, 1996. The average maturity of Brazil's public-sector external debt was 7.7 years at December 31, 1997 and 6.9 years at December 31, 1998. Net external public sector debt as a percentage of GDP declined from 8.1% in 1994 to 4.3% as of December 31, 1997 before rising again to 6.6% as of December 31, 1998. Total gross public sector debt as a percentage of GDP increased from 41.4% in 1994 to 59.6% of GDP as of December 31, 1998. As of December 31, 1998, total gross public sector debt was $450.1 billion or 59.6% of GDP.

            On January 6, 1999, the newly inaugurated governor of the State of Minas Gerais announced that the State would suspend for 90 days payments on its approximately R$18.3 billion debt to the Government. The Governor of the State of Rio Grande do Sul subsequently sought and obtained an injunction permitting that State to make payments into an escrow account, pending the resolution of the request of seven States to renegotiate refinancing agreements reached with the Government under Law No. 9,496 of September 11, 1997. The Government responded by withholding constitutionally mandated transfers payable to the State of Minas Gerais and, on February 10, 1999, paid approximately half of an approximately $85 million due in respect of the State's Eurobonds that matured on that date to ease investor concerns about the risk of default by State governments. The Government also notified certain international financial institutions that it would no longer guarantee these States' obligations to these financial institutions, leading the World Bank to suspend loans to the States of Minas Gerais and Rio Grande do Sul.

            In a meeting with the President on February 28, 1999, some Governors pressed for a renegotiation of the refinancing agreements. The President offered instead to make loans to the States to cover the costs of layoffs and pension reform and promised to review a law exempting exports from State taxes. The Government has initiated negotiations with the World Bank to secure refunding for such loans.

            On June 2, 1999, the Central Bank declared the State of Pernambuco in default after the State announced that it would not honor approximately R$260 million aggregate principal amount of the State's bonds. As a result of the default, the State is precluded from borrowing in the local markets.

            On April 14, 1999, a Parliamentary Committee of Inquiry of the Senate was formed to investigate certain events involving the financial system, including, among other things, allegations that had appeared in the Brazilian press that the Central Bank improperly had sold dollars to two Brazilian banks at rates below the prevailing trading price. The Central Bank has delivered to the Senate a detailed report responding to the issues that the Senate has raised.

            During the period from 1982 until the implementation of Brazil's external debt restructuring in 1994, Brazil failed to make payments on certain of its external indebtedness from commercial banks as originally scheduled, and in February 1987 declared a moratorium on principal and interest payments on external indebtedness to commercial banks. Brazil's external indebtedness to commercial banks was restructured in a Brady Plan-type restructuring in April 1994. In April 1999, the Republic completed an exchange offer pursuant to which the Republic acquired and cancelled approximately US$993.1 million aggregate outstanding principal amount of bonds issued in a prior restructuring and US$200.4 million aggregate outstanding principal amount of bonds issued in a prior restructuring of interest areas. After giving effect to the cancellation of such bonds, approximately US$35.0 billion aggregate principal amount of bonds issued pursuant to the Republic's Brady Plan-type restructuring remained outstanding on April 30, 1999. In 1998 debt service (principal and interest) on public sector external debt was equivalent to approximately US$15.4 billion, which amounted to approximately 30.2% of receipts from exports of goods. Throughout the debt restructuring process, from 1982 to 1994, the Republic continued to make principal and interest payments on its external bonded indebtedness in accordance with the terms of such indebtedness.

            At December 31, 1999, total external debt in Brazil stood at US$241.2 billion, or 43.3% of GDP. Of that amount, approximately US$100.5 billion consisted of public sector external debt and approximately US$140.7 billion consisted of private sector external debt. Interest expense on that debt amounted to approximately US$17.4 billion in 1999, of which approximately US$7.6 billion was paid in respect of public sector external debt and approximately US$9.8 billion was paid in respect of private sector external debt.

            Public sector external debt totaled US$100.9 billion on March 31, 2000.

            The following tables set out Brazil's external debt and debt service for the years indicated:

                                  External Debt
                                  (million US$)

                                            1994        1995        1996        1997       1998(e)
                                            ----        ----        ----        ----       ----
A.  Total debt (B+C)                        148,295     159,256     179,935     199,998     235,058

B.  Medium and long-term debt               119,668     128732      142,148     163,283     210,458
        IMF loans                           186         142         68          32          11
        Renegotiated debt bonds             51,538      51,451      51,239      41,930      40,400
        Other bonds                         1,616       2,452       3,637       7,457       8,900
        Import financing                    35,711      36,113      34,165      50,785      65,040
           Multilateral                     10,473      18,976      15,821      14,348      15,339
           Other financing sources          5,765       6,457       52,836      62,898      95,949
        Currency loans                      30,387      38,347      52,836      62,898      95,949
        Other loans                         230         227         203         181         158

C.  Short-term debt                         28,627      30,524      37,787      36,715      24,600
        Credit line for petroleum
        Imports                             2,530       3,067       4,985       5,695       4,276
        Other credit lines for public
           companies                        56          354         177         --          --
        Commercial banks (liabilities)      25,575      26,235      30,611      26,501      18,476
        Resolution no. 2,148 Rural
           financial                        --          581         1,944       4,003       1,232

----------
(e) Estimated.
Sources: Boletim do Banco Central do Brasil (Central Bank of Brazil) Annual Report 1998; Federative Republic of Brazil 1998 Annual Report, Form 18-K Exhibit D.

                              External Debt Service
                        (millions US$ except where noted)

                                  1994      1995     1996       1997     1998(1)   1999(1)
                                  ----      ----     ----       ----     -------   ----
Debt service repayments .....     9,581    10,920    14,444    26,534    17,625    29,341
Gross interest ..............     6,631    10,761    10,627    11,556    13,175    13,354
                                -------   -------   -------   -------   -------   -------
Total .......................    16,212    21,681    25,071    38,090    30,800    42,695

Gross external debt .........   151,209   159,035   179,480   193,663   223,051   216,108
International reserves ......    38,488    51,475    59,704    51,730    43,938    35,554
Net external debt ...........   112,721   107,560   119,776   141,933   179,113   180,554
Debt service/exports(%) .....        32        43        47        70        55        73
Net external debt/exports(%)        222       215       226       263       324       312
Exports of goods and services    50,647    49,916    52,966    53,930    55,253    57,815

----------
(1)  Preliminary.
Source: World Bank, IMF.

            At January 31, 2000, Brazil's U.S. dollar-indexed domestic securities debt totaled approximately R$92.8 billion, an increase from the approximately R$92.3 billion of such securities at December 31, 1999, but down from approximately R$98.4 billion at November 30, 1999 and approximately R$100.5 billion at October 31, 1999.

Foreign Investment

            The National Monetary Council of Brazil has adopted two resolutions that are intended to promote foreign investment in Brazil. Resolution No. 2,683 of December 29, 1999 eliminates the minimum term for foreign loan transactions involving a Brazilian resident. Prior to the adoption of that resolution, the minimum term for such loan transactions had been 90 days. A second resolution, Resolution No. 2,689 of January 26, 2000, aims at simplifying the procedures for registering foreign investments in the domestic capital markets with the Central Bank by, among other things, eliminating the so-called "Annex IV" and "Annex VI" investment vehicles established under National Monetary Council resolution No. 1,289 of March 20, 1987. The changes introduced by Resolution No. 2,689 became effective March 31, 2000.

            Total net foreign investment totaled approximately US$31.5 billion in 1999, of which US$1.5 billion consisted of net portfolio investment and US$30 billion consisted of net direct investment. Total net foreign investment in 1998, by contrast, totaled approximately US$44.4 billion, of which US$18.2 billion consisted of net portfolio investment and US$26.1 billion consisted of net direct investment.

                               SECURITIES MARKETS

            Until recently Brazil had nine stock exchanges. Of these, the Bolsa de Valores de Sao Paulo (the "Sao Paulo Exchange") and the Bolsa de Valores do Rio de Janeiro (the "Rio Exchange" and together with the Sao Paulo Exchange, the "Brazilian Exchanges") were the most important. In January 2000, Brazil's nine stock exchanges were merged with the Sao Paulo Exchange as the surviving entity.

            Although any of the outstanding shares of an exchange-listed company may trade on the Sao Paulo Exchange, in most cases, less than half of the listed shares are actually available for trading by the public, the remainder being held by small groups of controlling persons who rarely trade their shares. For this reason, data showing the total market capitalization of one or more Brazilian Exchanges may give an exaggerated view of the size of the Brazilian equity securities market.

            In 1998 the National Monetary Council, in a step towards deregulation, abolished fixed brokerage fees for trading securities in favor of allowing clients to negotiate with their agents on the commission structure.

            The annual trading value and certain other information about equity securities traded on the Brazilian Exchanges is presented in the following tables:

                         Secondary Stock Market Trading
                                  (R$ million)

                                       1997                                1998
                         --------------------------------    --------------------------------
                         Sao Paulo      Rio                  Sao Paulo      Rio
                         Exchange     Exchange     Total      Exchange    Exchange     Total
At sight                  170,413      12,240     182,653     132,152       8,180     140,332
Term                        1,186         210       1,396         982          65       1,047
Put and call options       18,138       1,757      19,895      12,539       1,796      14,335
Options exercise            9,664       1,564      11,229       4,684         904       5,588
Other(1)                    7,038      13,192      20,231      11,487      27,763      39,250
Total                     206,441      28,964     235,404     161,844      38,708     200,552
Market value              285,139     252,777     537,916     194,399     195,915     390,314
Daily average in year         821         150         971         658         157         815

----------
(1) Claims and receipts, Decree-Law no. 1,376 funds, privatization certificates, auctions and odd-lot market.
Source: Central Bank of Brazil 1998 Annual Report.

                      Market Activity on Sao Paulo Exchange
                 (millions US$, other than listed company data)

                                  1994       1995        1996        1997        1998
                                  ----       ----        ----        ----        ----
Number of Listed  Companies     544         543         550         536         527
Market capitalization .....     189,058     147,567     215,297     255,409     160,886
Market Volume .............     88,207      69,446      97,761      191,091     139,970

----------
Source: BOVESPA (Federative Republic of Brazil 1998 Annual Report, Form 18-K
        Exhibit D).

Stock Indexes

            On May 2, 2000 the IBV Index (the "Rio Index") ceased to exist and the Bovespa Stock Index (the "Sao Paulo Index") became the sole stock index for the Sao Paulo Exchange.

Background Information

            The Sao Paulo Index indicates average stock price behavior on the Sao Paulo Exchange by representing the current value in local currency of a hypothetical stock portfolio originally selected on January 2, 1968. This portfolio consists of stocks representing an aggregate value of 80% of the cash volume of stocks traded during an earlier 12-month period. Since July 1994, 56 stocks comprise the index. The weight of each stock in the portfolio is directly related to its value in the cash market, both in terms of number of transactions and their value in local currency. Consequently, the movement of the index may not be representative of the movement of the majority of issues listed on the Sao Paulo Exchange. The composition of the Sao Paulo Index is re-determined every four months.

            The following table shows the percentage change in the Sao Paulo Index, measured in (a) simple return based on price appreciation, and (b) total return, which includes price appreciation and reinvested dividends:

                      Percentage Changes in Sao Paulo Index

                                                     Simple Return                  Total Return
     Year Ended                              (Based on Price appreciation)  (includes reinvested dividends)
     ----------                              -----------------------------  -------------------------------
     1995................................                 -1.26%                        -1.26%
     1996................................                 63.76                         78.18
     1997................................                 44.84                         51.17
     1998................................                -33.46                        -33.16
     1999................................                151.93                        162.99
     2000*...............................                  1.39                        n/a

------------------
*As of June 7, 2000.
Source: Bloomberg Financial Services.

Securities Regulation

            The Central Bank of Brazil licenses and oversees the operations of Brazilian financial institutions, including investment banks, brokerage firms and securities dealerships. In particular, the Central Bank of Brazil is responsible for licensing brokerage firms. Once licensed with the Central Bank of Brazil, a financial institution's activities in the Brazilian securities markets are regulated by the CVM. The CVM, which is managed by appointees of the President of Brazil who serve at the President's discretion, is responsible for the regulation and supervision of the corporate securities markets and the protection of investors in those markets.

            All companies must register with the CVM before issuing and selling securities to the public. Companies must update information about their operations on an annual basis and, in addition, file interim and quarterly reports with the CVM, though that information is not required to be distributed to the companies' shareholders. Moreover, any fact or event that may materially affect a company must be immediately reported by its management to the CVM and is usually required to be immediately reported to the Brazilian Exchanges and the public. Noncompliance with these registration and disclosure rules may subject a company and its management to penalties provided by law.

Investment by the Fund in the Securities Market

            Previously, the Fund invested under "Annex IV" (see "Economy-Foreign Investment" above); however, recently enacted rules eliminated this classification and the Fund must convert to the new requirements applicable to foreign investments in Brazil by June 30, 2000. Under the new regulations that replace Annex IV, the Fund will have unlimited access to the Brazilian capital markets. The Fund can invest in stocks or future contracts that are traded on the organized OTC market or in clearing systems authorized by the Central Bank or CVM. Under the new regulations, foreign investors such as the Fund must appoint one or more legal representatives, in substitution of the previously required local administrator. The legal representative, who may be an individual, a non-financial corporation or a Brazilian institution duly authorized by the Central Bank, will be responsible for communications between the Fund and the CVM or other authorities. For this purpose, the Fund has appointed Bankboston Banco Multiplo S.A. as its legal representative.

                              THE REPUBLIC OF CHILE

                                     GENERAL

Geography and Demography

            Chile has an area of approximately 756,626 square kilometers (excluding the Antarctic Territory with an area of 1,269,000 square kilometers) and a population of approximately 15 million people. Chile's population, industry and arable land are concentrated in a central valley region where the nation's capital and largest city, Santiago, and its largest port, Valparaiso, are located. Spanish is the official language of Chile.

Government

            The Chilean Constitution provides for a tripartite system of government: an executive branch headed by a President; a legislative branch made up of a bicameral congress; and a judicial branch, of which the Supreme Court is the highest authority.

            The current President, Ricardo Lagos Escobar, is the first socialist president in over twenty years and was elected to serve a single six-year term beginning in March 2000. The Congress is made up of a Senate and a Chamber of Deputies. Thirty-eight Senators are elected to eight-year terms while the Supreme Court, the National Security Council and the President appoint a total of nine senators, also for eight-year terms. Deputies are elected to four-year terms. The Supreme Court consists of twenty-one judges who are appointed by the President, out of a list of persons presented by the Supreme Court and confirmed by the Senate, and serve until age 75.

            Chile has a long history of civilian democracy; however, in September 1973, a military junta assumed power and the Commander-in-Chief of the Army, General Augusto Pinochet, became President of Chile in December 1974. A new Constitution was approved at a national referendum in 1980 and amended and confirmed at a plebiscite held in July 1989. In accordance with the Constitution, national elections were held, as a result of which Mr. Aylwin, a member of the Christian Democratic Party, was elected to the Presidency. Civilian rule was reinstated on March 11, 1990 with the inauguration of Mr. Aylwin. In March 1994, Eduardo Frei Ruiz-Tagle was sworn in as President and served until President Lagos took office.

            Political conflicts may arise between President Lagos and members of the military and Congress as a result of Lagos's willingness to allow the prosecution of former President Pinochet. Conservative members of the Congress have threatened to block or impede the progress of future Presidential proposals and directives if Pinochet is forced to stand trial for atrocities committed during his tenure. On June 5, 2000 a Chilean appellate court voted to rescind his immunity, thus clearing the way for a trial. Furthermore, tensions may increase between the executive branch and the military if President Lagos follows through on his pledge to amend the Constitution so that the President is able to directly appoint and remove the high commanders of the armed forces.

Politics

            A center-left coalition, Concertacion, and center-right opposition are the two major political groups in Chile. Chile's current President is a member of Concertacion, which includes the centrist Christian Democratic Party ("PDC"), Radical Social Democratic Party ("PRSD"), the moderate leftist Party for Democracy ("PPD"), and the Socialist Party ("PS"). The National Renewal Party ("RN") and the Independent Democratic Union ("UDI") combine to form the center-right coalition. Chile also has several other smaller parties which may or may not have seats in the Congress or other elected or appointed bodies.

External Affairs

            Chile is a member of the UN and its specialized agencies, the IMF, the World Bank and the IFC. Chile is also a party to GATT and is a member of the OAS and the IDB. Chile also has a bilateral free trade agreement with Mexico and Canada, and since 1996 has been an associate member of the Mercosur Treaty.

            During 1998 and 1999 Chile's relations with the United Kingdom and Spain were strained as a result of the UK's arrest and detainment for possible extradition of former President Pinochet to Spain. In early 2000, President Pinochet was allowed to return to Chile.

Financial System

            The Chilean financial sector is comprised of Banco Central de Chile (the "Central Bank"), Banco del Estado (a state commercial bank), national and foreign commercial banks, consumer credit finance corporations and several government organizations, including Corfo, the state-owned Chilean Development Agency. The Central Bank, which has been independent from the Chilean government since December 1989, implements monetary policy, regulates foreign currency flows and is a lender of last resort to Chile's commercial banks.

                                     ECONOMY

Economic Policy and Performance

            Chile's economic history has been oriented toward the export of primary products. Chile was a major exporter of nitrate and agricultural products in the 19th century and increased its copper exports in the 20th century. Following the collapse of Chile's export markets and its loss of access to international capital markets during the 1930s, successive governments sought to reduce the country's dependence on trade through implementation of import-substitution-industrialization policies designed to promote the growth of domestic industry and discourage imports. Chile's agricultural sector languished while its protected industry became inefficient. The role of the state in the economy expanded in the post-war period and accelerated during the socialist government of Salvador Allende during 1970 to 1973.

            Following the military junta's assumption of power in 1973, the military government introduced a series of economic reforms designed to open the economy to market forces and foreign investment, liberalize trade and foreign investment, and reduce the size and influence of the public sector in the economy. Although the government was able to reduce inflation, eliminate budget deficits and foster a resumption of real growth, economic performance suffered in the early 1980s as the result of an external debt crisis, exchange rate policies and global recession. Since the mid 1980s the economy has grown by approximately 7% per year.

            The Aylwin administration's economic team continued to follow liberal trade and investment policies in order to promote growth in the private sector. The Aylwin government managed two potential threats it faced in its first year--the overheating of the economy and the sharp rise in oil prices during the crisis in the Middle East. Responding to a 10% increase in GDP in 1989 and rising prices, the government reduced the growth rate in the narrow money supply (M1A) from 25.2% in 1989 to 11.9% in 1990. Inflation reached an annual 27.3% in 1990, with a monthly high of 5% in September 1990 resulting from the impact of the Gulf War on oil prices. By 1996 inflation dropped to 6.6%, and in 1999 inflation had dropped to a low of 2.3%. GDP growth fell to 2.1% in 1990, as a result of the government's tightening, but it increased to 6.0% in 1991 and by 1996 peaked at 6.6%. Inflation averaged 14.5% during the period 1986-1997 and GDP grew by approximately 7.7% during that same period. During 1999 Chile experienced its worse recession in over 10 years when the economy shrank 1.1% and unemployment climbed to approximately 11.0% from approximately 6% in 1998.

            Both the Aylwin and Frei administrations worked towards building a wide consensus around a free market economy. Current President Lagos, a Duke University-educated economist, has indicated that he plans on continuing the work of his predecessors toward a free market economy.

Government Participation in the Economy

            The economic program implemented by General Pinochet in the mid-1970s involved the privatization of important economic sectors as a strategy for fiscal deficit reduction. The industries privatized included telecommunications, steel, energy and the social security system.

            The following table sets forth information regarding Chile's principal privatizations from 1991 through early 1999:

                                 Privatizations

        Company            Date         Sector        % Sold    % Retained      Proceeds
        -------            ----         ------        ------    ----------      --------
                                                                              (millions US$)
Zofri S.A..............   1991-93   Service              48%        52%            23.9
El Abra................    1994     Mining               51         49            330.0
Fepasa S.A.............    1994     Transportation       51         49             30.
Colbun S.A.............    1994     Power Utility         8         92             65.0
Linea Aerea Nacional
  (Lan).... ...........    1994     Transportation       24          0             10.7
Edelnor S.A............    1994     Power Utility        30          9             86.4
Empremar S.A...........    1995     Transportation       95          0              4.5
Radio Nacional.........    1995     Broadcasting        100          0              1.8
Minsal S.A.............    1995     Mining               18          0              7.1
Colbun S.A.............    1996     Power Utility        38         43            340.0
Ferronor S.A...........    1996     Transportation      100          0             12.0
Inversiones Tocopilla
  Ltda. (1)............    1996     Power Utility        51         49            178.0
Edelaysen S.A..........    1998     Power Utility        91          0             43.0
Esval S.A..............   1998-99   Sanitation           55         45            138.0
Emos...................    1999     Sanitation           42         48            960.0

-----------------
(1) Codelco sold 51% of a holding company which controls 65.2% of the shares of Electroandina S.A., the former Tocopilla Division of Codelco, and retained the remaining 34.8%.
Source: Chile Ministry of Finance (Republic of Chile 6 7/8% Bond prospectus, dated April 28, 1999).

Gross Domestic Product

            After experiencing negative growth of 13.4% in 1982 and 3.5% in 1983, the Chilean economy has shown positive real GDP growth for 15 straight years since 1984. The average annual rate of growth between 1990 and 1998 was 7.7%. The Chilean economy grew at a real rate of 7.6% of GDP in 1997, following an expansion of 7.4% of GDP in 1996. In 1998, the Chilean economy expanded by a real rate of 3.4% of GDP. The decrease in rate of growth is mainly due to the adverse impact of the Asian crisis, events in international capital markets following the devaluation of the Russian ruble and events in markets of important trading partners, including Argentina, Brazil and Japan.

            The following table sets forth the composition of Chile's GDP by economic sector for the periods indicated:

                               Real GDP by Sector
                                   (% of GDP)

                                                          1994       1995       1996       1997       1998
                                                      ---------   ---------  ---------   ---------  ---------
PRIMARY SECTOR:
Agriculture, livestock and forestry ..............         7.6%       6.8%       6.4%       5.7%       5.7%
Fishing ..........................................         1.4        1.5        1.5        1.5        1.5
Mining ...........................................         7.9        7.8        8.4        8.5        8.6
                                                      ---------   ---------  ---------   ---------  ---------
  Total primary sector ...........................        16.8       16.1       16.3       15.8       15.8

MANUFACTURING SECTOR (1):                                 16.7       16.2       15.6       15.3       14.6

SERVICES SECTOR:
Construction .....................................         5.3        5.2        5.3        5.3        5.1
Electricity, gas and water .......................         2.5        2.5        2.2        2.3        2.3
Trade and catering ...............................        16.1       16.7       17.0       17.3       17.6
Personal services ................................         6.7        6.2        6.1        5.9        5.9
Financial services ...............................        13.6       13.5       13.4       13.4       13.4
Transport and communications .....................         7.4        7.6        7.8        8.3        8.9
Housing ..........................................         3.7        3.5        3.3        3.2        3.2
Public administration ............................         2.6        2.4        2.3        2.1        2.1
                                                      ---------   ---------  ---------   ---------  ---------
  Total services sector ..........................        57.9       57.5       57.4       57.7       58.5

Net adjustments for payments mad by
  financial institutions, VAT and import
  tariffs ........................................         9.0       10.2       10.7       11.2       11.1
                                                      ---------   ---------  ---------   ---------  ---------
Real GDP (in billions of constant 1986
   pesos) ........................................       100.0%     100.0%     100.0%     100.0%     100.0%
                                                      =========   =========  =========   =========  =========
                                                      Ps. 6,148   Ps. 6,801  Ps. 7,305   Ps. 7,858  Ps. 8,127

----------
(1)   Includes the processing of mining production.
Source: Central Bank (Republic of Chile 6 7/8% Bond prospectus, dated April 28,
        1999).

Inflation

            The following table sets forth the percentage change in the consumer price index for the periods indicated:

                   Percentage Change in CPI From Previous Year
           1994..................................................      9.0%
           1995..................................................      8.2%
           1996..................................................      6.6%
           1997..................................................      6.0%
           1998..................................................      4.7%
           1999..................................................      2.3%

----------
Sources: Economic Intelligence Unit, Country Data for Chile; Central Bank of
         Chile, "The Central Bank of Chile and the Economy", February 2000.

                                 EXTERNAL SECTOR

Foreign Trade

            Chile's economic history has been dominated by the export of primary products. The principal exports currently are copper and other minerals, fish (mainly fishmeal), forestry products and fruits and other agricultural products. Copper represented over one-third of the country's export revenue in 1998. The Chilean economy is greatly affected by fluctuations in the world market price of copper. Lower copper prices in 1998 and 1999 contributed to the 1999 recession, while as 2000 has progressed copper prices have been increasing. Future copper prices are uncertain and lower prices could threaten Chile's economy.

            The performance of certain of Chile's export items is set forth in the table below:

                                  Exports (FOB)
                                 (US$ millions)

                               1994       1995       1996       1997       1998
                               ----       ----       ----       ----       ----
Total Exports ...........     11,604     16,024     15,405     16,923     14,895
  Total Mining ..........      5,192      7,850      7,324      8,467      6,634
           Copper .......      4,242      6,487      6,029      7,156      5,462
  Agriculture, livestock,
  forestry and fishing ..      1,298      1,566      1,594      1,534      1,548
  Industrial ............      5,115      6,608      6,487      6,923      6,713

-------------------
Source: Central Bank of Chile (Republic of Chile 6 7/8% Bond prospectus, dated
        April 28, 1999).

Trading Partners

            Japan, the United States, Germany, the United Kingdom, Brazil, Italy and France are among Chile's principal trading partners.

Balance of Payments

            The following table shows the balance of payments for the years 1995 through 1998:

                               Balance of Payments
                                 (Millions US$)

                                             1995        1996        1997       1998
                                             ----        ----        ----       ----
Current Account                             -1,350      -3,510      -3,728      -4,139
  Exports                                   16,025      15,405      16,663      14,831
  Imports                                  -14,644     -16,496     -18,221     -17,347
  Trade Balance                              1,381      -1,091      -1,558      -2,516
  Service Balance                           -1,057      -1,351      -1,512      -2,630
Financial Account                            2,357       6,665       7,355       3,181
  Direct Investment Abroad                    -752      -1,188      -1,865      -2,798
Direct Investment in Reporting Economy       2,957       4,634       5,219       4,638
  Portfolio Investment Assets                  -14        -131        -238      -1,420
Portfolio Investment Liabilities                48       1,231       2,603         591
  Other Investment Assets                     -309        -327        -843      -2,546
Other Investment Liabilities                   427       2,445       2,479       4,716
  Net Errors and Omissions                     132        -651        -443      -1,177
Overall Balance                              1,139       2,504       3,184      -2,135
Reserves                                    -1,139      -2,504      -3,184       2,135
  Reserve Assets                              -740      -1,107      -3,184       2,135
  Exceptional Financing                       -101      -1,397          --          --
  Use of Fund Credit and Loans                -298          --          --          --

----------------
Source: International Monetary Fund, International Financial Statistics Vol.
        LIII, No. 5, May 2000.

Foreign Exchange and Exchange Controls

Exchange Rate Policy

            In the formal exchange market, the Central Bank sets a reference exchange rate based on the pegged value of a basket of currencies. This basket is currently comprised of the U.S. dollar, the Euro and the Japanese yen, in a ratio of 80:15:5, respectively. The Central Bank adjusts daily the reference exchange rate to reflect the differences between the domestic inflation target and foreign inflation based on Chile's trade with certain countries.

            Transactions by banks are generally within a narrow band that is set around the reference exchange rate. In December 1998, the Central Bank set the exchange band at 8% above and below the reference exchange rate and provided for the gradual widening of the limits of the band at a daily rate of 0.01375%.

            The daily observed exchange rate is the average exchange rate of the transactions conducted in the formal exchange market on a given day, as certified by the Central Bank on the banking day immediately following the given date. The Central Bank is authorized to carry out its transactions at the reference exchange rate and at the spot market rate. Authorized transactions by commercial banks are generally carried out at the spot market rate.

            Since April 1997, when the Central Bank gave free access to buy and sell foreign exchange in the formal exchange market, in general there has been no difference between the exchange rate in the formal and the informal exchange markets.

            Between 1993 and 1997, the real exchange rate appreciated at an average annual rate of 5.2%, which accounts in part for the increase in Chile's productivity. In 1996 and 1997, the Chilean peso appreciated in real terms 4.2% and 8.4%, respectively, as a result of increased investor confidence in the Chilean economy.

            In 1998, the Central Bank implemented monetary policies designed to avoid sharp fluctuations in nominal exchange rates, while simultaneously allowing the market to dictate the trend of the exchange rate. First, the Central Bank reduced its international reserves by US$1.8 billion as a means to stabilize the exchange rate. Secondly, the Central Bank introduced three- and four-year readjusted peso-denominated dollar notes that may be used as hedging instruments to mitigate the exchange rate risk. Since July 1998, the Central Bank has sold these notes at bi-weekly auctions (approximately US$1.3 billion notes through December 31, 1998).

Since September 1999, Chile has allowed its currency to float in a free market system. The reference exchange rate and observed exchange rate have primarily been maintained for contractual purposes and the Central Bank has not intervened in the currency market.

External Debt

            In 1998, Chile's total external debt stood at US$31.691billion, not including amounts owed to the IMF. Since 1991, Chile's external debt has grown by approximately US$15 billion. Even though external debt has almost doubled, the country's short-term external debt has shrunk from a high of US$3.8 billion in 1994 to US$1.6 billion in 1998. The economic policies that caused the aforementioned division of short-term debt and other debt reflect the government's recognition that the Chilean economy is susceptible to short term fluctuations because of the country's reliance on international trade as a significant revenue source. A large portion of this debt has been spent on prolonging Chile's economic growth by investing in the electrical sector.

                            External Debt Outstanding
                                 (millions US$)

                              1993       1994       1995       1996       1997       1998
                             ------     ------     ------     ------     ------     ------
Medium- and long-term(1)     15,699     17,613     18,305     20,344     25,414     30,081
Short-term (2)                3,487      3,865      3,431      2,635      1,287      1,610
                             ------     ------     ------     ------     ------     ------
   Total                     19,186     21,478     21,736     22,979     26,701     31,691
                             ======     ======     ======     ======     ======     ======

----------
(1)   Original maturity of more than one year.
(2)   Original maturity of one year or less.
Sources: Banco Central De Chile, Chilean External Debt 1998.

Foreign Investment

            Chile's foreign investment policies are designed to encourage the integration of the country into the international economy. Few restrictions exist on foreign investment in Chile, and foreign businesses are guaranteed equal treatment with local businesses. There is no limit on the percentage of a Chilean company that may be owned by foreign investors. Under Decree Law 600 adopted in 1974, invested capital can be repatriated after one year and profits may be freely remitted. However, investment companies such as the Fund investing in Chile under Law No. 18,657 may only repatriate capital after five years. This limitation does not apply to profits which may be freely remitted. See "Investment by the Fund in the Securities Markets".

                               SECURITIES MARKETS

            The Santiago Stock Exchange was established in 1893 and is comprised of 282 companies with listed shares as of December 31, 1999. The Santiago Stock Exchange is Chile's principal exchange and accounts for most of the equity traded in Chile as of June 1994. Equity trading is also conducted on the Bolsa Electronica de Chile, an electronic trading market which was created by banks and non-member brokerage houses, while a small amount of equity is traded on the Valparaiso Stock Exchange.

            Equities, closed-end funds, fixed-income securities, short-term and money market securities are traded on the Santiago Stock Exchange. Securities on the Santiago Stock Exchange are mostly traded through an electronic trading system and daily auctions, but two open voice auction trading rounds still exist.

            There are two share price indices for the Santiago Stock Exchange: the General Share Price Index (the "IGPA") and the IPSA. The IGPA is calculated using the prices of over 230 issues and is broken into five main sectors: banks and finance, farming and forest products, mining, industrials and miscellaneous. The IPSA is a major company index compiled by the Santiago Stock Exchange, currently including the Santiago Stock Exchange's 40 most active stocks. Shares included in the IPSA are weighted according to the value of shares traded, and account for more than 61% of the entire market capitalization.

            The table below summarizes value and performance indicators for the Santiago Stock Exchange:

                   Indicators for the Santiago Stock Exchange

                            Market        Annual Trading
 As of December 31,     Capitalization        Volume          IGPA Index (1)     IPSA Index (1)
 ------------------     --------------    --------------      --------------     --------------
                        (billions US$)    (billions US$)
        1990                13.6                0.8              1,166.7            2,554.9
        1991                28.0                1.9              2,483.7            6,800.7
        1992                29.6                2.1              2,733.5            8,242.3
        1993                44.9                2.8              3,915.5           13,907.2
        1994                67.9                5.7              5,425.2           19,764.0
        1995                71.2               11.1              5,740.0           20,001.2
        1996                65.8                8.5              4,902.6           17,641.8
        1997                71.9                7.3              4,794.4           19,917.5
        1998                52.0                4.4              3,594.7           15,410.4
        1999                67.0                6.4              5,167.7           22,044.6

----------
(1) On December 31, 1980 , the index base equaled 100.
Source: Santiago Stock Exchange (Republic of Chile 6 7/8% Bond prospectus, dated
        April 28, 1999).

            The aggregate market capitalization of equity securities listed on the Santiago Stock Exchange as of December 31, 1999 was US$67 billion. Comparatively for 1999, the New York Stock Exchange had an aggregate market capitalization of US$16.8 trillion, and average daily trading value of approximately US$58.8 billion.

Securities Regulation

            The Chilean securities markets are principally regulated by the Superintendencia de Valores y Seguros (the Superintendency of Securities and Insurance or "SVS"). The Superintendent of the SVS is appointed by and reports to the President of Chile and has an obligation to coordinate with the Chilean Minister of Finance. The SVS supervises open corporations, stock exchanges, stock exchange brokers (Corredores de Bolsa), over-the-counter securities brokers (Agentes de Valores), mutual funds, mutual fund and pension fund managers, external auditors, insurance companies, foreign capital investment funds and any entities offering securities to the public.

            In executing its supervisory role, the SVS can interpret the law, investigate claims of investors or other interested parties, initiate judicial proceedings and act as a consultant to the judicial system. It also is responsible for establishing accounting and disclosure rules for open corporations. Specifically, the SVS requires quarterly financial statements from issuers, quarterly reports of shares traded and of shareholders, monthly reports on the status of the sale of new share issues, prior notification of dividend payments and notification of other material facts. These reports must be made available to the SVS, the stock exchanges and the public.

            The SVS is the sole regulator of the Agentes de Valores, brokers who trade outside the stock exchanges primarily in bond repurchase agreements and money market instruments. Minimum capital and coverage ratios and maximum leverage ratios are specified by the SVS. The SVS also requires the Agentes de Valores to report daily on their transactions.

            The SVS is responsible for examining prospectuses, reviewing the books and financial statements of the entities it regulates and registering all public debt and equity offerings and all open corporations in the National Securities Registry (Registro Nacional de Valores). Once a corporation registers in the Registry, either by virtue of being an "open corporation" or by publicly offering its securities, it must comply with the disclosure requirements prescribed by the SVS. The SVS is also responsible for establishing margin requirements for share purchases.

            Pension funds play a very large role in the Chilean securities markets. The Administradoras de Fondos de Pensiones (Administrators of Pension Funds or "AFPs") are legal entities that manage pension funds and are the registered shareholders of shares acquired with pension fund monies. The AFPs are regulated by the Superintendency of AFPs, which establishes investment guidelines and criteria. AFPs are subject to certain investment restrictions and limitations. The determination of which individual stocks may be purchased by the AFPs is made by the Comision Clasificadora de Riesgo (the Risk Classification Commission or "CCR").

Investment by the Fund in the Securities Markets

            The Fund makes investments in Chile pursuant to the Chilean Foreign Investment Law--Decree Law 600 of 1974, as amended ("Decree Law 600"), and Law No. 18,657, enacted in September 1987. A series of foreign investment contracts between the Fund and the Republic of Chile (collectively, the "Investment Contract") permitted the Fund to invest up to US$200 million in Chile. The Investment Contract provides for (1) non-discriminatory treatment of the Fund with Chilean investors, (2) certain repatriation rights, including the right to repatriate capital out of Chile after five years and the right to remit out of Chile at any time dividends and interest received as well as net realized capital gains and (3) a 10% tax payable on all remitted amounts not corresponding to the original invested capital, which tax rate is to be maintained for the duration of the Fund in Chile. The 10% tax is applied against remitted amounts regardless of the purposes for which the remittances are used outside of Chile and is not assessed against dividends, interest or net realized capital gains that are reinvested in Chile rather than distributed to the Fund's shareholders. Any corporate level tax paid by Chilean corporations which pay dividends to the Fund may not be credited against the 10% remittance tax payable by the Fund.

            Notwithstanding Decree Law 600, the prior approval of the Central Bank of Chile is required to repatriate capital or remit dividends, interest or net realized capital gains abroad. The Fund has obtained such approvals in the past and they are at present routinely granted. However, there can be no assurance that such approvals will be forthcoming in the future. The Fund has entered into a series of exchange agreements with the Central Bank of Chile (collectively, the "Exchange Agreement"), which specifies the procedure the Central Bank of Chile requires for enabling the Fund to make remittances abroad pursuant to the investments made in Chile under the Investment Contract. The Exchange Agreement confirms that, to the extent the Fund's expenses outside of Chile payable in U.S. dollars exceed the Fund's income available for remittance and remitted, the Fund will be permitted on a quarterly basis to liquidate Chilean portfolio investments that represent invested capital and repatriate out of Chile an amount not to exceed .50 of 1.00% of the value of the Fund's assets in Chile on the last day of the preceding quarter, minus the sum of dividends, interest and net realized capital gains remitted out of Chile during that preceding quarter. If the Fund remits amounts to pay expenses, the Fund will be subject to a Chilean withholding tax of currently up to 35% on such amounts remitted to the extent that such amounts exceed dividends, interest and net realized capital gains.

            The Investment Contract provides that the Fund may purchase foreign currency in the Chilean foreign exchange market for the purpose of remitting dividends, interest or net realized capital gains and repatriating capital to the extent permitted, as described above. The acquisition of foreign currency must be made in the formal exchange market (formed by banks and other authorized institutions); however, there is no undertaking by the Central Bank of Chile that there will be willing vendors of foreign exchange.

            With respect to its assets invested in Chile, the Fund is subject to a number of diversification and other investment restrictions, noncompliance with which could result in the loss of the favorable tax regime applicable to the Fund's Chilean investments. There can be no assurance that additional Chilean restrictions applicable to the Fund could not be imposed in the future, nor as to the duration or impact of such restrictions if imposed. Under current Chilean law and judicial precedents, the Investment Contract may not be unilaterally amended by the Republic of Chile or abrogated by future legislative changes.

                              UNITED MEXICAN STATES

                                     GENERAL

GEOGRAPHY AND DEMOGRAPHY

              Mexico, a nation formed by 31 states and a Federal District (Mexico City), is the fifth largest nation in the Americas and the thirteenth largest in the world in size, occupying a territory of 756,061 square miles (1,958,201 square kilometers). Mexico is the third most populous nation in the Americas, with a population in July 1999 estimated at approximately 100.3 million.

GOVERNMENT

              The present form of government in Mexico was established by the Mexican Constitution, which was proclaimed on February 5, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, judicial and legislative branches of government. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

              The President is the chief of the executive branch of the Government. The Constitution provides that the President may serve only one six-year term and may never be re-elected. The current President of Mexico is Ernesto Zedillo Ponce de Leon, whose term expires on December 1, 2000. President-elect Vicente Fox Quesada will take office on that date. Mr. Fox is a member of the center-right National Action Party ("PAN"), and his victory marks the defeat of the Partido Revolucionario Institucional (the Institutional Revolutionary Party, or the "PRI"), the dominant political party in Mexico, for the first time in seventy-one years.

              Since 1929, the PRI has won all presidential elections. The party also held a majority in Congress from 1929 to July 1997 and until 1989 had won all of the state governorships. However, the Partido de la Revolucion Democratica (Democratic Revolutionary Party) now governs two states (including the Federal District) and jointly with the Partido del Trabajo (Labor Party) and the Partido Verde Ecologista Mexicano (Green Ecologist Mexican Party) holds another one. Moreover, the Democratic Revolutionary Party also holds one other state jointly with the Labor Party. With Mr. Fox's victory, PAN, the oldest opposition party in the country, governs seven states today, and the Alianza Opositora (Opposition Alliance), an alliance formed by the Democratic Revolution Party, the National Action Party and the Labor Party, governs another state.


EXTERNAL AFFAIRS

              Mexico has diplomatic ties with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States ("OAS"), the International Monetary Fund ("IMF"), the World Bank, the International Finance Corporation ("IFC") and the Inter-American Development Bank ("IDB"). Mexico is also a non-borrowing regional member of the Caribbean Development Bank. In 1986, Mexico became a party to the General Agreement on Trade and Tariffs. In 1991, Mexico became a founding member of the European Bank for Reconstruction and Development and was admitted into the Pacific Basin Economic Co-operation Conference. Mexico is a signatory, along with Canada and the United States, to the North American Free Trade Agreement ("NAFTA"), which went into effect on January 1, 1994. On April 14, 1994, Mexico was admitted as a member of the Organization for Economic Cooperation and Development, making it the first new member to be admitted into that organization since 1973. Mexico became a member of the World Trade Organization ("WTO") on January 1, 1995, the date on which the World Trade Organization superseded the General Agreement on Trade and Tariffs.

FINANCIAL SYSTEM

              Mexico's financial system comprises commercial banks, national development banks, securities brokerage houses, development trust funds and other non-bank institutions, such as insurance companies, bonding companies, foreign exchange houses, factoring companies, bonded warehouses and financial leasing companies, and limited-scope financial institutions. In 1990, Mexico adopted the universal banking model which permits three or more financial services companies to operate under a single financial services holding company.

              The Ministry of Finance and Public Credit is responsible for the coordination and supervision of Mexico's financial system and for the formulation of Mexico's fiscal policy. Banco de Mexico is the Government's primary instrument for the execution of monetary policy and the regulation of currency and credit.

                                     ECONOMY

GENERAL

              While successful in reducing inflation from 159.2% in 1987 to 7.1% in 1994 and achieving real GDP growth averaging 3.9% over the period 1990-1994, the Mexican economy had certain weaknesses by 1994 that made it unable to withstand the severe internal and external political and economic shocks that occurred in that year, resulting in the destabilization of the Mexican economy at the end of 1994, a crisis of confidence on the part of foreign portfolio investors and an economic and financial crisis.

              The Government's response to events of 1994-95 included a series of social accords, an international assistance plan and various adjustments to the Government's economic policy. Other accords between the Government, labor, agriculture and business were signed in subsequent years.

              Although inflation increased in 1995, rates have since then returned to lower levels: 12.32% in 1999, in comparison to 59.5% in 1995. Moreover, Mexico's GDP has increased over the past four years, after a decline in 1995. Real GDP grew 3.7% in 1999, down from 4.8% growth in 1998. Mexico's trade deficit declined in 1999 to US$5.584 billion, from US$7.914 billion in 1998. The peso-dollar (US) exchange rate has begun to stabilize over the past two years, as the rate fell from 9.865 pesos per US$ at the end of 1998 to
9.480 pesos per US$ at the close of 1999.

              However, total public sector debt increased in 1999, from 845.6 billion pesos in 1998 to 1,175.5 billion pesos in 1999. Much of the change may be attributed to the increase in domestic public sector debt, which almost quadrupled in 1999.



GOVERNMENT PARTICIPATION IN THE ECONOMY

              Since 1983, the Government has sought as a matter of priority to sell to the private sector its interest in all non-strategic commercial enterprises. In 1982, the Government owned or controlled 1,155 public sector enterprises. By December 31, 1998, the number of Government-owned businesses had been reduced to 213. In part as a result of these privatizations, the share of Government expenditures in GDP fell from 41.8% in 1982 to 21.1% in 1998 The importance of subsidies also diminished significantly. Enterprises privatized include the two national airlines, copper, iron and coal mines, hotels, Telefonos de Mexico S.A. de C.V. (the national domestic and long-distance telephone company, "Telmex"), the state-owned steel industry and all eighteen state-owned commercial banks, including the country's two largest commercial banks, Banamex and Bancomer, S.A. ("Bancomer").

              In August 1999, the Government agreed to sell 15% (with an option to sell an additional 5%) of the capital stock of the company that owns the concessions to operate, maintain and develop 12 airports located throughout Mexico to a consortium which included Grupo Empresarial Angeles, AENA Servicios Aeronauticos, S.A., and Grupo Dragados. The Government intends to sell its remaining 80% stake in this company through an offering in the local and international capital markets when market conditions are favorable.

              The petroleum industry, basic petrochemicals and the electrical power sector are the three most important strategic sectors that are required by the Mexican Constitution to remain in Government hands. The railroad sector is constitutionally considered a priority activity for the development of Mexico.





GROSS DOMESTIC PRODUCT

              According to preliminary figures, real GDP increased by 7.9% in the first quarter of 2000, as compared with the same period of 1999. Real GDP grew 3.7% in 1999, down from 4.8% in 1998. The following table shows Mexico's Real GDP for the period 1994-1999:

                                    REAL GDP
                               (Billions of Pesos)

                 1994             1995             1996              1997             1998             1999
                 ----             ----             ----              ----             ----             ----
1993 PRICES      1,311.66         1,230.77         1,294.49          1,381.35         1,447.95         1,501.01



                                      A-46

ANNUAL           4.4              -6.2             5.2               6.7              4.8              3.7
GROWTH
RATES (%)


---------------------
Sources: International Monetary Fund, International Financial Statistics Vol. LIII, No. 6, June 2000; Banco de Mexico.

              The following table sets forth the composition of Mexico's GDP by economic sector for the periods indicated.

                            1994      1995      1996      1997      1998      1999                 1993      1998
                                                          (p)       (p)       (p)                            (p)
Agriculture,
  livestock,
  forestry and
  fishing...............    0.9       0.9       3.6       0.2       0.5        3.5                 5.8       5.3
Mining..................    2.5       -2.7      8.1       4.5       3.4       -3.2                 1.3       1.3
Manufacturing               4.1       -4.9      10.8      10.0      7.4                            17.5      19.7
  industry..............                                                      4.1
Construction............    8.4       -23.5     9.8       9.3       4.6       4.5                  4.4       4.0
Electricity, gas            4.8       2.2       4.6       5.2       4.7                            1.5       1.6
  and water.............                                                      4.4
Commerce,                   6.8       -15.5     4.8       10.6      4.2                            20.0      18.9
  restaurants
  and hotels............                                                      4.1
Transportation              8.7       -4.9      8.0       9.99      10.1                           8.6       10.0
  and
  communications........                                                      8.8
Financial services,         5.4       -0.3      0.6       3.7       3.8                            14.6      14.4
  insurance and real
  estate leasing........                                                      2.7
Social and                  1.3       -2.3      1.0       3.3       2.6                            21.0      19.3
  community
  services..............                                                      1.5
Imputed banking             11.1      -10.7     -5.1      10.6      6.0                            -2.7      -2.6
  services..............                                                      n/a

--------------------------
(1)  The rounding does not add up because the table excludes net indirect taxes.
(p)  Preliminary
Sources:  National Accounting System (Sistema de Cuentas Nacionales de Mexico,
          SCN); Instituto Nacional de Estradica Geografia E Informatica, Mexico ("INEGI").


PRICES AND WAGES

              From 1987 to 1997, the Government reached a series of accords with labor and business representatives, each of which stressed the moderation of inflation, fiscal discipline and (in the case of accords entered into before 1995) a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by the accords. These policies contributed to lower consumer inflation rates from 51.7% in 1988 to 7.1% in 1994. The effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation in 1995, as well as a decline in real wages for much of the population during 1995. The fiscal and monetary policies implemented by the Government in response to the 1995 crisis succeeded in lowering inflation (as measured by the increase in the national consumer price index) to 27.7% in 1996, 15.7% in 1997, 18.61% in 1998 and 12.32% in 1999,
from 52.0% in 1995.

              The following table shows in percentage terms the changes in price indices for the periods indicated.

                              CONSUMER PRICE INDEX
                                  (1994 = 100)

                       CPI (1)                PERCENTAGE CHANGES
                       -------                    (ANNUAL)
                                  ------------------------------------------
                                      END OF PERIOD     MOVING AVERAGE (2)
                                  ------------------------------------------
         1994   103.3               7.1                  7.0
         1995   156.9               52.0                 35.0
         1996   200.4               27.7                 34.4
         1997   231.9               15.7                 20.6
         1998   275.04              18.61                15.93
         1999   308.92              12.32                16.59
 JANUARY 2000   313.07              11.02                n/a
FEBRUARY 2000   315.84              10.52                n/a
   MARCH 2000   317.60              10.11                n/a
   APRIL 2000   319.40              9.73                 n/a
     MAY 2000   320.60              9.48                 n/a


-----------------
(1) The annual figures refer to the index for December.
(2) Of the previous 12 months.
Sources: Banco de Mexico; INEGI.


              On January 1, 2000, the minimum wage increased by 10%. In addition, the Government announced that electricity, gasoline and diesel prices will increase at a rate of 0.8% per month during 2000.


INTEREST RATES

              Interest rates generally increased and became more volatile in 1994 in response to a number of political and economic factors, including investor reactions to the increase in U.S. interest rates, increased volatility of the peso/dollar foreign exchange rate, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments. Interest rates increased sharply during the first four months of 1995 in response to the economic and financial events of that period and the Government's 1995 Economic Plan. From May through September 1995, interest rates declined gradually, but increased in October and November 1995, partially in response to increased volatility of the peso/dollar exchange rate. In 1996, interest rates declined gradually during most of the year, except for increases caused by seasonal liquidity pressures and external factors. The favorable performance of interest rates reflected the Government's success in reducing inflation and decreasing the volatility of the peso/dollar exchange rate, as well as the positive results of the banking system support program. During 1997, interest rates declined steadily. This trend may be attributable to lower inflation expectations, greater stability in the foreign exchange market, the Government's fiscal and monetary discipline and the favorable perception of foreign and domestic investors. Nonetheless, at the end of October 1997, external events translated into an increase in volatility in the international financial markets, leading to fluctuations in domestic interest rates.

              During 1998, interest rates experienced upward pressure due to volatility in the foreign exchange markets and international financial markets resulting from the financial crises in Asia and Russia, the financial turmoil in countries such as Brazil and Venezuela and the restrictive monetary policies adopted by Banco de Mexico. At the end of August 1998, interest rates increased sharply in response to increased volatility of the peso/dollar exchange rate, which led to temporary fluctuations in domestic interest rates. During 1998, interest rates on 28-day CETES averaged 24.8% and interest rates on 91-day CETES averaged 26.2%, as compared with average rates on 28-day and 91-day CETES of 19.8% and 21.3%, respectively, during 1997. During 1999, interest rates on 28-day CETES averaged 21.4% and interest rates on 91-day CETES averaged 22.44%. On June 20, 2000, the 28-day CETES rate was 15.76%, and the 91-day CETES rate was 16.96%.

                                 EXTERNAL SECTOR

FOREIGN TRADE

              To foster non-oil exports, the Government has promoted a comprehensive set of trade, fiscal, financial and promotional measures designed to create a macroeconomic environment in which exports will be more competitive. The Government's decision to become a party to GATT in 1986 has resulted, among other things, in an important reduction in the protection traditionally given to domestic producers. By reducing the cost of imported goods, the opening of domestic markets to foreign products has also complemented fiscal and monetary polices aimed at reducing domestic inflation. For 1999 as a whole, the trade balance registered a deficit of US$5,426 million, 31.4% lower than the deficit registered in 1998.

              The following table provides information about the value of Mexican exports (excluding tourism) for the periods indicated:

                                  EXPORTS (FOB)
                                (Millions of US$)

                                     1994         1995         1996         1997         1998        1999(1)
Merchandise exports (f.o.b.)      $ 7,445      $ 8,423      $11,654      $11,323      $ 7,134      $9,928
  Oil and oil products            6,624        7,420        10,705       10,334       6,368        n/a
    Crude oil                     821          1,003        949          989          766          n/a
  Non-oil products                53,438       71,119       84,346       99,108       110,325      126,463
    Agricultural                  2,678        4,016        3,592        3,828        3,797        3,926


                                      A-50

    Mining                        357          545          449          478          466          453
    Manufactured goods            50,402       66,558       80,305       94,802       106,062      122,085
      In-bond industry            26,269       31,103       36,920       45,166       53,083       63,854
      Other                       24,132       35,455       43,385       49,637       52,979       58,231
                                  ---------    ---------    ---------    ---------    ---------    ---------
Total Merchandise exports 60,     $60,882      $79,542      $96,000      $110,432     $117,460     $136,391
                                  --------     --------     --------     ---------    ---------    --------

(1)  Preliminary.
Source: Banco de Mexico.

TRADING PARTNERS

              The United States is Mexico's most important trading partner. Mexico is also a member of NAFTA with the United States and Canada. The objectives of NAFTA, which formally establishes a free trade area among Canada, Mexico and the United States, are generally to dismantle barriers to trade, including a progressive elimination of tariffs on goods, to promote conditions of fair competition and to expand investment opportunities. NAFTA became effective on January 1, 1994 after its approval by the U.S. Congress and the legislatures of Mexico and Canada.

              In November 1999, Mexico and the European Union ("EU") concluded negotiations on a free trade agreement begun in July 1998. The agreement, which remains subject to the ratification of the Mexican Senate and EU member states, covers industrial tariffs, agricultural goods, services, public procurement, rules of competition and investment, intellectual property rules of origin and dispute resolution.

              In March 2000, Mexico and the European Union signed a free trade agreement, which is scheduled to take effect on July 1, 2000. The agreement covers industrial tariffs, agricultural goods, services, public procurement, rules of competition and investment, intellectual property, rules of origin and dispute resolution.

              In February 2000, Mexico and Israel signed a free trade agreement, which is scheduled to take effect on July 1, 2000. The agreement covers tariffs on industrial and agricultural products exported by Mexico to Israel and on agricultural technology, medical and agricultural equipment and agricultural products exported by Israel to Mexico.



IN-BOND INDUSTRY

              Mexico's MAQUILADORA, or in-bond industry, imports components and raw materials without duty and exports finished products with the manufacturer paying tariffs only on the value added in Mexico. Initially established along the border with the United States, in-bond plants are now being established in other regions of the country where they have access to a larger and more diverse labor pool and are able to take greater advantage of inputs available from Mexican suppliers. Although in 1982 only 71 in-bond plants were in non-border regions, by 1998 that number had increased to 793. Much of the value added by the in-bond industry tends to be in the production of auto parts, transportation equipment and electronic products.

              At December 31, 1998, the number of in-bond plants totaled 3,130, which together employed approximately one million workers. Net revenues from MAQUILADORA operations in 1998 totaled US$10,307 million, an increase of 16.7% as compared with 1997.

BALANCE OF PAYMENTS

              Since 1988, Mexico has registered deficits in its current account, corresponding with increases in imports by the private sector and the Government's trade liberalization policies.

              The following table sets forth Mexico's balance of payments for the periods indicated:

                               BALANCE OF PAYMENTS
                                (Millions of US$)

                                      1995             1996             1997              1998
                                      ----             ----             ----              ----
CURRENT ACCOUNT..............     -1,576           -2,328           -7,454           -15,960
  Exports....................     79,542           96,000           110,431          117,459
  Imports....................     -72,453          -89,469          -109,808         -125,374
  Trade Balance..............     7,089            6,531            623              -7,915
  Service Balance............     7,153            6,614            -593             -8,918
FINANCIAL ACCOUNT............     -10,487          6,132            19,253           17,308
  Direct Investment               -                -                -                -
  Abroad.....................
Direct Investment in              9,526            9,186            12,831           10,238
  Reporting. Economy.........
  Portfolio Investment            -662             544              -708             -768
  Assets.....................
Portfolio Investment              -9,715           13,417           5,038            1,294
  Liabilities................
  Other Investment Assets         -6,694           -6,885           7,425            1,531
Other Investment                  -2,942           -10,130          -5,333           5,013
  Liabilities................
  Net Errors and                  -4,248           58               2,198            1,845
  Ommissions.................
OVERALL BALANCE..............     -16,312          3,863            13,997           3,193
RESERVES.....................     16,312           -3,863           -13,997          -3,193
  Reserve Assets.............     -9,648           -1,806           -10,513          -2,118
  Exceptional Financing......     14,010           -                -                -
  Use of Fund Credit and          11,950           -2,057           -3,485           -1,075
  Loans......................



----------------------
Source: International Monetary Fund, International Financial Statistics Vol. LIII, No. 6, June 2000.
(1) Banco de Mexico.
(p) Preliminary.


              Increases in imports by the private sector and the Government's trade liberalization polices have resulted in current account deficits since 1988, but the deficits have fluctuated yearly. During 1999 Mexico's current account registered a deficit of 2.9% of GDP or US$14,153 million, US$1,936 million less than the current account deficit in 1998. The decrease in the current account deficit in 1999 was primarily attributable to the decrease in the trade deficit. The capital account surplus for 1999 totaled US$14,822 million, US$2,539 million less than the surplus registered during 1998. During 1999, direct foreign investment totaled

US$11,618 million, an increase of US$307 million from 1998, and portfolio investment (including securities placed abroad) totaled US$10,965 million.

              According to preliminary figures, during the first quarter of 2000, Mexico's current account registered a deficit of US$4,203 million, as compared with a deficit of US$3,245 million in the same period of 1999. The capital account surplus for the first quarter of 2000 totaled US$7,893 million, as compared with a surplus of US$6,174 million during the same period of 1999. During the first quarter of 2000, direct foreign investment totaled US$3,087 million and portfolio investment (including securities placed abroad) totaled US$5,263 million.

              At June 16, 2000, Mexico's international reserves totaled US$32,219 million, an increase of US$1,486 million from December 30, 1999. The net international assets of Banco de Mexico totaled US$30,301 million at June 16, 2000, an increase of US$2,921 million from December 30, 1999.

              During 1999 and the first four months of 2000, the Foreign Exchange Commission maintained the size limit of its monthly auctions of options to sell dollars to Banco de Mexico at US$250 million per month. During this period, Banco de Mexico accumulated international assets totaling US$2,967 million through this program.

              In February 1997, the Foreign Exchange Commission established a program enabling Banco de Mexico to sell up to US$200 million of dollars to Mexican commercial banks through an auction mechanism on any day in which the peso/dollar exchange rate announced by Banco de Mexico and applicable to the payment of obligations denominated in foreign currencies exceeds the applicable rate on the preceding business day by more that 2%. On June 8, 2000, Mexico sold US$50 million, the first such sale of dollars under this program since May 25, 1999.

FOREIGN EXCHANGE AND EXCHANGE CONTROLS

              From December 20, 1982 through November 10, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, interest and capital payments on registered foreign debt and funds used in connection with the in-bond industry and payments of royalties and technical assistance under registered agreements. The free market rate was applicable to all other transactions. Mexico repealed its exchange control rules effective November 11, 1991 and now maintains only a free, or market, exchange rate. The new peso replaced the peso effective January 1, 1993 at a rate of one new peso per one thousand pesos.

              The following table sets forth, for the dates and periods indicated, the end-of-period and average free market rates for the purchase of dollars, expressed in new pesos per dollar:

                                 EXCHANGE RATES
                                 (Pesos per US$)

                           REPRESENTATIVE MARKET RATE

                  YEAR                END OF
                  ----                PERIOD                     AVERAGE(1)
                                      ------                     ----------
                  1994   .............5.325                        3.375
                  1995   .............7.643                        6.419

                  1996   .............7.851                        7.599
                  1997   .............8.083                        7.918

                  1998   .............9.865                        9.136
                  1999   .............9.480(2)                     9.4271(2)

            2000 (May)   .............9.511(2)                     9.5059(2)


---------------------------
(1)  Annual average of the daily rates published by Banco de Mexico.
(2)  Bloomberg Financial Services.
Sources:  Banco de Mexico; Bloomberg Financial Services.


PUBLIC DEBT

              Public debt may only be incurred by, or with the prior approval of, the Ministry of Finance and Public Credit. In addition, public credit programs must be submitted to Congress for approval annually.

              The following table summarizes the average balances of total net debt of the public sector for the years indicated.

                              TOTAL NET PUBLIC DEBT
                               Broad Economic Debt
                                 Average Stocks

                                  1994         1995         1996         1997         1998(p)        1999(p)
                                  ----         ----         ----         ----         ----           ----
Million           Total           310,715      573,711      700,432      678,752      845,584         1,175,528
pesos
                 Domestic          54,201       40,600       53,100       64,163      126,970           506,388
                 External         256,514      533,111      648,332      614,589      718,615           658,160

Percent of        Total              21.8         31.2         27.7         21.4         22.3           n/a
GDP
                 Domestic             3.8          2.2          2.1            2          3.3           n/a
                 External              18           29         25.6         19.3           19           n/a


(p)  Preliminary.
Note: Figures may not add up due to rounding off and exchange rate conversions.
Sources: Banco de Mexico; Secretariat of Finance and Public Credit ("SHCP").

              Debt reduction has been one of Mexico's goals in recent years. The 1989-92 Financing Package for Mexico was intended to reduce the principal amount of, and the debt service burden associated with, Mexico's commercial bank debt, and to secure sufficient future financing to allow Mexico to resume sustained economic growth. The Financing Package offered commercial banks options for debt reduction, interest reduction and new money.

              Of the approximately US$48 billion of external debt held by Mexico's commercial bank creditors in 1989, approximately US$43 billion participated in the principal and interest reduction options. Thus, Mexico was able to reduce the principal amount of its external debt by approximately US$7 billion. The balance of Mexico's commercial bank creditors agreed to participate in the new money option and to lend Mexico approximately US$1.6 billion in new credits over four years. Moreover, in May 1996, the Government issued US$1.75 billion in bonds in exchange for the cancellation of US$2.365 billion in outstanding bonds.

              At December 31, 1999, the net internal debt of the Government totaled US$47.7 billion, an increase of US$12.9 billion from the US$34.8 billion outstanding at December 31, 1998. As of the same date, Mexico's gross external public debt totaled US$92.3 billion. Overall, total public debt (gross external debt plus net internal debt) at December 31, 1999 represented approximately 26.4% of nominal GDP. At March 31, 2000, the net internal debt of the Mexican Government totaled US$49.6 billion. As of the same date, Mexico's gross external public debt totaled US$92.2 billion. Overall, total public debt (gross external debt plus net internal debt) at March 31, 2000 represented approximately 25.5% of nominal GDP.

              In 2000, the Government plans to continue pursuing an internal debt strategy aimed at lengthening the average maturity of its debt in order to reduce its refinancing risk. To this end, the Government intends to continue to offer new instruments of longer maturities. In the last quarter of 1999, the Government offered for the first time 10-year UDI-denominated securities and guaranteed 30-year UDI-indexed bonds. In January 2000, the Government began offering three-year fixed rate peso-denominated bonds and in May 2000, the Government began offering five-year fixed rate peso-denominated bonds. Moreover, the Government hopes to increase the liquidity of the secondary market in government securities through reopening outstanding issues and, in the coming months, appointing "market markers" in these securities.

              In addition to Mexico's auctions of debt securities in the domestic market, Instituto para la Proteccion al Ahorro Bancario (Bank Savings Protection Institute, or "IPAB") announced on January 6, 2000 that it planned to sell peso-denominated debt securities in Mexico. IPAB will use the proceeds of these sales to service its maturing obligations, to improve the maturity profile of its indebtedness and to reduce its financing costs. IPAB's securities will be sold through auctions conducted by Banco de Mexico.

              On March 1, 2000, IPAB conducted its first offering of peso-denominated debt securities, placing Ps. 1.0 billion of 3-year Savings Protection Bonds. These Savings Protection Bonds pay interest monthly at a rate (reset monthly) equal to the higher of the 28-day CETES rate or the rate applicable to one-month bank notes (PARARES CON RENDIMIENTO LIQUIDABLE AL VENCIMIENTO).

FOREIGN INVESTMENT

              On December 28, 1993, the Foreign Investment Law became effective. The Foreign Investment Law establishes a set of rules to provide legal certainty to foreign investors and promote the country's competitiveness. The law liberalizes certain restrictions on foreign investment in Mexico, permitting, if certain conditions are satisfied, the ownership by foreign investors of 100% of the capital stock of a Mexican company. The law also sets forth which activities of the economy continue to be reserved to the Government or to Mexican investors and lists the different activities in which foreign investment may not exceed certain specified percentages of the total investment.

              If certain requirements are met, the Foreign Investment Law allows foreign investors to purchase equity securities traded on the Mexican Stock Exchange that would otherwise be restricted to Mexican investors. Thus, with the authorization of the Ministry of Commerce and Industrial Development, investment trusts may be established by Mexican banks acting as trustees. These trusts issue ordinary participation certificates that may be acquired by foreign investors; the certificates grant only economic rights to their holders and do not confer voting rights in the companies whose stock is held by the trusts (such as voting rights exercisable only by the trustee).

              During 1998, direct foreign investment in Mexico totaled US$4.5 billion (including temporary net imports of machinery and equipment of the in-bond industry). Total accumulated direct foreign investment in Mexico for the period 1994-1998, including new foreign investment projects authorized by the National Foreign Investment Commission and the

National Foreign Investment Register, amounted to approximately US$41.2 billion. Of the total direct foreign investment accumulated for the 1994-1998 period, excluding that in securities, 63.0% has been channeled to industry, 36.0% to services, 0.9% to mining and 0.1% to agriculture and fishing.

                               SECURITIES MARKETS

              The BOLSA MEXICANA DE Valores, S.A. DE C.V. or Mexican Stock Exchange (the "MSE") is the only stock exchange in Mexico. It was founded in 1895; however, it ceased operations in the early 1900's. It was reestablished in 1907 and has operated continuously since that time. Both equity and debt instruments are traded through the exchange.

       The MSE operates a system of automatic suspension of dealing in shares of a particular issue as a means of controlling excessive price volatility. A price band is established for shares with the upper limit being 15% above, and the lower 15% below, a reference price, which is initially the last price of the preceding day. If during the day a bid or offer is made or a transaction is closed at a price outside this band, dealing in shares of the issue is automatically suspended for a period of time not exceeding the current auction session. The MSE shall determine the end of the suspension period, and the original transaction (if any) is cancelled, and a deal is closed at either the lowest offer or highest bid. Bids of offers that would result in a suspension period that continues beyond the close of trading are not permitted.

          Although there are no formal market makers, companies with the most actively traded shares have informal understandings that certain brokerage houses will make a market in their shares. Consequently, the MSE may be less liquid than securities markets which have formal market makers.

              The following table shows the total market capitalization of the MSE for the close of the periods indicated:

                              MARKET CAPITALIZATION
                                (Billions of US$)

                    1994         1995         1996         1997         1998         1999         FEB. 2000
                    ----         ----         ----         ----         ----         ----         ---------
TOTAL MARKET        129.85       90.94        106.78       156.18       91.98        153.49       155.88
CAPITALIZATION


------------------
Source:  Bloomberg Financial Services.


              The following table shows the trading volume in the securities traded on the Mexican Stock Exchange during the periods indicated.

                  TRADING VOLUME ON THE MEXICAN STOCK EXCHANGE

                                                     1994           1995           1996           1997           1998          1999
                                                     ----           ----           ----           ----           ----          ----

                  TOTAL SHARES         .........13,293.963     5,054.248     10,353.285     17,594.355     13,709.014    21,455.780
   VOLUME        VARIABLE INCOME
   TRADED:          SECURITIES         ............298.646       227.322        331.720        438.315        333.081       398.615
(BILLIONS OF       FIXED INCOME:
   PESOS)          SHORT TERM          .........11,729.041     1,926,145      4,593.752      9,339.314      8,665.691           n/a
                   FIXED INCOME:
                   LONG TERM           ..........1,266.276     2,900,781      5,427.814      7,816.726      4,710.242           n/a

------------------
Sources:  Mexican Stock Exchange; Banco de Mexico.


              As of December 31, 1999, the aggregate market capitalization of all issuers listed on the MSE was approximately US$153.49 billion. Volume in shares traded increased by 56.5% from 1998 to 1999.

              Companies which publicly offer their shares must register with the National Securities and Intermediaries Registrar and be listed on the MSE. Currently, no over-the-counter market exists. However, the National Banking and Securities Commission and the MSE are contemplating allowing smaller companies to list their shares on the MSE through a new set of listing regulations for these smaller companies.

STOCK INDEX

              Since 1978, an index for equity securities traded on the MSE (the "Prices and Quotations Index") has been published by the MSE. The index currently reflects the prices of 35 stocks selected by the MSE on the basis of trading activity. The table below shows the total number of companies listed on the MSE and the high, low and closing values for the periods indicated.

                        THE MEXICAN STOCK EXCHANGE INDEX
                           Price and Quotations Index

         YEAR                   CLOSE          HIGH AND LOW CLOSE FOR YEAR    NUMBER OF LISTED COMPANIES
         ----                   -----          ---------------------------    --------------------------
         1995    .............2778.47               2834.39 / 1447.52                    185

         1996    .............3361.03               3433.75 / 2736.36                    193
         1997    .............5229.35               5369.48 / 3359.46                    194

         1998    .............3959.66               5204.00 / 2856.10                    191
         1999    .............7129.88               7129.88 / 3300.42                    186


---------------------
Sources:  Mexican Stock Exchange; Bloomberg Financial Services.

SECURITIES REGULATION

              The Mexican securities industry is regulated by the Securities Market Law of 1989 (the "Mexican Securities Law"). In addition to providing a regulatory structure for the securities industry, it sets standards for brokers and empowers the National Banking and Securities Commission to regulate the public offering and trading of securities and the use of non-public information in the trading of securities. Pursuant to this authority, the National Banking and Securities Commission regulates, inspects and supervises the securities market and the market participants. The SHCP coordinates, supervises and designs policy for Mexico's financial system. Banco de Mexico formulates and implements currency and monetary policy, and Nacional Financiera, S.N.C., a national development bank ("Nafin"), also plays an active role in the promotion of the securities markets. Both Banco de Mexico and Nacional Financiera act as institutional investors, and Banco de Mexico also acts as a market intermediary.

              In order to offer securities to the public in Mexico, an issuer must meet certain requirements of the Securities Market Law and regulations of the National Banking and Securities Commission as to assets, operating history, management and other matters and must be approved. Only securities approved by the National Banking and Securities Commission may be listed on the MSE. Issuers of listed securities are required to publish and furnish to the National Banking and Securities Commission annual audited financial statements, unaudited quarterly financial statements and other financial and operating information.

              Although there is increasing participation by the public in trading of securities through mutual funds, a significant part of the activity on the MSE reflects transactions by institutional investors. Accordingly, although the Fund's purchases and sales may occur at prices established by supply and demand on the MSE, when the Fund is selling or buying securities traded on the MSE it may deal through brokers with one or more of such institutions acting for their own accounts or for accounts they manage, including trusts, pension funds and individual accounts.

              The Securities Market Law was amended in 1993 to include more flexible rules for the repurchase by Mexican companies of their own shares and new rules relating to privileged information. In addition, under these amendments, brokerage houses are authorized to act as trustees in transactions related to their trading activities, and the listing of foreign securities on the Mexican Stock Exchanges is permitted upon the authorization of the Ministry of Finance and Public Credit, the National Banking and Securities Commission and Banco de Mexico. The amendments also include the creation of an international quotation system. The foreign securities firms were permitted to establish representative offices in Mexico with the prior approval of the Ministry of Finance and Public Credit. As of December 31, 1998, the Ministry of Finance and Public Credit had authorized seven foreign securities firms to establish representative offices.

INVESTMENT BY THE FUND IN THE SECURITIES MARKETS

              The Fund may acquire equity securities listed on the MSE that are available for investment directly by foreigners. While foreign investment may represent 100% of the capital stock of a company in certain cases, more restrictive provisions may be contained in an issuer's corporate documents or may be provided by law in the case of companies engaged in certain industries. Securities available for foreign investment are generally issued as a separate class of either Series B voting stock, shares of which generally count toward any applicable percentage limit on foreign investment, or Series N stock, which are considered "neutral" shares under which foreign investors obtain the monetary and economic rights with respect to the shares but not the voting rights and that do not count toward any such limit. While foreigners such as the Fund may not actually acquire listed securities reserved for Mexican nationals, foreigners including the Fund may instruct a trust to acquire such shares for their accounts. This type of trust is arranged with a Mexican bank, typically Nafin. Under this system, the trust will acquire the securities that the Fund has decided to purchase and Nafin then issues Ordinary Certificates of Participation ("CEPOS") that represent the amount and kind of shares acquired by the trust on behalf of the Fund. As owner of the CEPOS, the Fund would have all of the economic rights incident to ownership of the securities acquired by the trust on behalf of the Fund, but the Fund would have no voting rights with respect to such shares. The introduction of this trust arrangement has resulted in the effective elimination of any differential in price between those shares reserved for Mexican nationals and shares that may be directly held by non-Mexicans. The Fund intends to participate in this system through a trust arrangement with Nafin or other suitable Mexican banks.